UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116-5021

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-474-2737

Date of fiscal year end: April 30, 2011

Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.

April 30, 2011

2011 Annual Report

iShares Trust

iShares Dow Jones U.S. Basic Materials Sector Index Fund  |  IYM  |  NYSE Arca

iShares Dow Jones U.S. Consumer Goods Sector Index Fund  |  IYK  |  NYSE Arca

iShares Dow Jones U.S. Consumer Services Sector Index Fund  |  IYC  |  NYSE Arca

iShares Dow Jones U.S. Financial Sector Index Fund  |  IYF  |  NYSE Arca

iShares Dow Jones U.S. Industrial Sector Index Fund  |  IYJ  |  NYSE Arca

iShares Dow Jones U.S. Financial Services Index Fund  |  IYG  |  NYSE Arca

iShares Dow Jones U.S. Real Estate Index Fund  |  IYR  |  NYSE Arca

iShares MSCI KLD 400 Social Index Fund  |  DSI  |  NYSE Arca

iShares MSCI USA ESG Select Social Index Fund  |  KLD  |  NYSE Arca

iShares Cohen & Steers Realty Majors Index Fund  |  ICF  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
33.11%	33.08%	33.76%	9.28%	9.29%	9.75%	9.77%	9.76%	10.34%

Cumulative Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
33.11%	33.08%	33.76%	55.82%	55.90%	59.23%	153.97%	153.71%	167.59%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Chemicals	53.68%

Mining	21.72

Coal	10.81

Iron & Steel	8.98

Forest Products & Paper	3.18

Other*	1.48

Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
E.I. du Pont de Nemours and Co.	9.08%

Freeport-McMoRan Copper & Gold Inc.	8.99

Dow Chemical Co. (The)	8.14

Praxair Inc.	5.70

Newmont Mining Corp.	4.92

Air Products and Chemicals Inc.	3.33

Alcoa Inc.	3.13

Peabody Energy Corp.	3.09

PPG Industries Inc.	2.68

LyondellBasell Industries NV Class A	2.62

TOTAL	51.68%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Basic Materials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Basic Materials IndexSM (the “Index”). The Index measures the performance of the basic materials sector of the U.S. equity market, and includes companies in the following industry groups: forestry and paper, chemicals, and industrial metals and mining. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 33.11%, while the total return for the Index was 33.76% .

For the broader U.S. market, stock prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Manufacturing activity remained strong, consumer spending and tourism advanced and there was some improvement in the commercial real estate sector. Retail sales posted the best results in over a year, with same-store sales up 8.9% among the 25 largest retailers. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009, while the economy added 268,000 jobs in April, the largest total in five years. Interest rates remained low, with the 10-year U.S. Treasury yield remaining below 3.5% during much of the period.

However, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP advanced just 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index rose 0.5% in March, while oil prices continued to rise amidst unrest in the Middle East. Housing prices and sales declined, while a severe winter constrained construction activity. In an era of trillion dollar federal budget deficits, public opinion was pessimistic on the economy. A Gallup poll released in late April showed that nearly half of all Americans believed that the current economic conditions were “poor.”

Despite these negative factors, corporate profits were generally strong throughout the economy. Basic materials companies benefited from sharp increases in commodity prices, driven by global demand and inflation expectations. Gold prices jumped above $1,550 per ounce by the end of the reporting period on April 30, 2011 before declining along with other commodities in the first week of May 2011. Silver was even more volatile, having nearly doubled in price between February and late April 2011 to nearly $50 per ounce – all this taking place after rising 84% in 2010. Silver dropped about 20% in the first few days of May. Copper has shown a similar pattern, rising and falling based upon the global economic outlook. It peaked in February at $4.66 an ounce, but has since declined based on concern that China, the world’s largest consumer, was moving to slow its economy to reduce inflation.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
20.10%	20.14%	20.66%	7.32%	7.34%	7.81%	7.48%	7.47%	8.05%

Cumulative Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
20.10%	20.14%	20.66%	42.39%	42.50%	45.64%	105.63%	105.49%	116.83%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Beverages	20.59%

Agriculture	18.94

Cosmetics & Personal Care	16.97

Food	13.15

Apparel	5.66

Auto Manufacturers	4.95

Auto Parts & Equipment	4.51

Household Products & Wares	3.89

Home Builders	1.35

Pharmaceuticals	1.29

Hand & Machine Tools	1.06

Toys, Games & Hobbies	1.04

Home Furnishings	1.02

Other*	5.33

Short-Term and Other Net Assets	0.25

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Procter & Gamble Co. (The)	12.30%

Coca-Cola Co. (The)	9.72

Philip Morris International Inc.	8.45

PepsiCo Inc.	7.42

Altria Group Inc.	3.79

Ford Motor Co.	3.74

Kraft Foods Inc. Class A	3.68

Colgate-Palmolive Co.	2.82

Monsanto Co.	2.49

Johnson Controls Inc.	1.86

TOTAL	56.27%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Consumer Goods Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Goods IndexSM (the “Index”). The Index measures the performance of the consumer goods sector of the U.S. equity market, and includes companies in the following industry groups: automobiles and parts, beverages, food producers, household goods, leisure goods, personal goods and tobacco. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 20.10%, while the total return for the Index was 20.66% .

For the broader U.S. market, stock prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Manufacturing activity remained strong, consumer spending and tourism advanced and there was some improvement in the commercial real estate sector. Retail sales posted the best results in over a year, with same-store sales up 8.9% among the 25 largest retailers. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009, while the economy added 268,000 jobs in April, the largest total in five years. Interest rates remained low, with the 10-year U.S. Treasury yield remaining below 3.5% during much of the period.

However, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP advanced just 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index rose 0.5% in March, while oil prices continued to rise amidst unrest in the Middle East. Housing prices and sales declined, while a severe winter constrained construction activity. In an era of trillion dollar federal budget deficits, public opinion was pessimistic on the economy. A Gallup poll released in late April showed that nearly half of all Americans believed that the current economic conditions were “poor.”

Despite these negative factors, consumer spending advanced during the reporting period, growing at a rate of 2.7% during the first quarter of 2011. Consumer spending, which accounts for about 70% of GDP, increased 1.7% in 2010 after falling 1.2% in 2009.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

Consumer spending on durable goods such as computers, machinery and automobiles increased at a 10.6% rate in the first quarter of 2011, down from 21.1% in the fourth quarter of 2010. For the full year 2010, consumer spending on durable goods increased 7.7% after decreasing 3.7% in 2009. Total retail and food service sales rose 2.3% and 7.1% during the first quarter of 2011 and the twelve months ended March 31, 2011, respectively. Auto and auto parts sales grew 2.3% during the first quarter – and 10.9% over the prior year. Gasoline station sales increased 7.3% in the first quarter and 16.7% over the prior year – in large part because gasoline prices increased about $1 per gallon during the period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.58%	17.58%	18.11%	4.67%	4.66%	5.05%	2.70%	2.70%	3.17%

Cumulative Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.58%	17.58%	18.11%	25.63%	25.59%	27.96%	30.50%	30.47%	36.57%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Retail	45.98%
Media	24.20
Internet	9.59
Lodging	4.11
Commercial Services	3.98
Food	3.18
Airlines	1.89
Pharmaceuticals	1.85
Leisure Time	1.45
Advertising	1.29
Entertainment	1.18
Other*	1.19
Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Wal-Mart Stores Inc.	6.40%
McDonald’s Corp.	4.70
Walt Disney Co. (The)	4.41
Amazon.com Inc.	3.99
Home Depot Inc. (The)	3.50
Comcast Corp. Class A	3.11
CVS Caremark Corp.	2.84
Time Warner Inc.	2.42
DIRECTV Class A	2.33
Walgreen Co.	2.28

TOTAL	35.98%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Consumer Services Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Services IndexSM (the “Index”). The Index measures the performance of the consumer services sector of the U.S. equity market, and includes companies in the following industry groups: food and drug retailers, general retailers, media and travel and leisure. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 17.58%, while the total return for the Index was 18.11% .

For the broader U.S. market, prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Manufacturing activity remained strong, consumer spending and tourism advanced and there was some improvement in the commercial real estate sector. Retail sales posted the best results in over a year, with same-store sales up 8.9% among the 25 largest retailers. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009, while the economy added 268,000 jobs in April, the largest total in five years. Interest rates remained low, with the 10-year U.S. Treasury yield remaining below 3.5% during much of the period.

However, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP advanced just 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index (“CPI”) rose 0.5% in March, and gasoline and food prices accounted for about three quarters of the increase. CPI increased at an annual rate of 3.8% in the first quarter of 2011, up from 2.1% in the fourth quarter of 2010. Housing prices and sales declined, while a severe winter constrained construction activity. The Conference Board, which surveys 5,000 households, reported that its Consumer Confidence Index fell in March to 63.8, down from 72.0 in February and 64.8 in January, but still significantly higher than its all-time low of 25.3 in early 2009.

As a result, the general environment for consumer services was certainly better in the beginning of 2011 than it was just two years ago. Indeed, consumer spending advanced during the reporting period, growing at a rate of 2.7% during the first quarter of 2011. Spending by consumers, which accounts for about 70% of GDP, increased 1.7% in 2010 after falling 1.2% in 2009. Spending on nondurable goods such as food and gasoline increased at a rate of 2.1% during the first quarter of 2011, down from a rate of 4.1% in the fourth quarter of 2010. Nondurable goods consumer spending increased 2.7% in 2010 following a 1.2% decrease in 2009.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.45%	3.43%	3.84%	(9.38)%	(9.38)%	(9.10)%	(1.18)%	(1.18)%	(0.73)%

Cumulative Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.45%	3.43%	3.84%	(38.90)%	(38.90)%	(37.93)%	(11.20)%	(11.24)%	(7.06)%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Diversified Financial Services	30.18%

Banks	25.01

Insurance	21.66

Real Estate Investment Trusts	15.94

Commercial Services	4.04

Savings & Loans	1.19

Real Estate	1.07

Other*	0.84

Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
JPMorgan Chase & Co.	7.58%

Wells Fargo & Co.	6.17

Citigroup Inc.	5.66

Bank of America Corp.	5.26

Berkshire Hathaway Inc. Class B	3.41

Goldman Sachs Group Inc. (The)	2.77

American Express Co.	2.22

U.S. Bancorp	2.10

Visa Inc. Class A	1.64

MetLife Inc.	1.64

TOTAL	38.45%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Financial Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financials IndexSM (the “Index”). The Index measures the performance of the financial sector of the U.S. equity market, and includes companies in the following industry groups: banks, non-life insurance, life insurance, real estate and general finance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 3.45%, while the total return for the Index was 3.84% .

For the broader U.S. market, stock prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009, while the economy added 268,000 jobs in April, the largest total in five years. Interest rates remained low, with the 10-year U.S. Treasury yield remaining below 3.5% during much of the period.

However, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP advanced just 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index rose 0.5% in March, while oil prices continued to rise amidst unrest in the Middle East. The Federal Open Market Committee met several times during the reporting period, electing to keep the target for the federal funds rate unchanged at 0% to 0.25% .

After a three-year period of retrenchment, bank profitability was strong enough to warrant increased dividends. However, loan growth was still sluggish. During the decade of the 2000s, loan growth was greater than economic growth. Currently, the rate of loan growth is about half of the GDP growth rate. In addition, rising regulatory costs and tougher capital requirements are further constraining the nation’s banks.

Mortgage lending is still challenging in a declining real estate environment. As of the end of March 2011, the national median home price was $159,600, down 6% from March 2010. As housing prices continue to decline, the National Association of Realtors housing affordability index showed the typical monthly mortgage payment for the purchase of a median priced home is only 13% of household income, the lowest on record. In addition, the average 30-year mortgage remained under 5% during the reporting period. However, data from Freddie Mac and Fannie Mae show that credit requirements have tightened, with the average required credit score at 760, up from 720 in 2007.

Meanwhile, the U.S. insurance industry has been hit with a record number of billion-dollar weather disasters including tornadoes and floods. One major insurer announced that it was taking a $1.4 billion charge for catastrophe losses during the month of April 2011.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
21.82%	21.81%	22.40%	4.24%	4.24%	4.68%	4.36%	4.36%	4.70%

Cumulative Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
21.82%	21.81%	22.40%	23.07%	23.07%	25.67%	53.30%	53.18%	58.26%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Manufacturing	28.46%

Aerospace & Defense	13.42

Transportation	13.06

Machinery	10.65

Electronics	5.45

Electrical Components & Equipment	3.69

Commercial Services	3.54

Software	3.47

Environmental Control	2.47

Engineering & Construction	2.21

Computers	2.05

Packaging & Containers	2.01

Metal Fabricate & Hardware	1.65

Auto Manufacturers	1.34

Distribution & Wholesale	1.29

Building Materials	1.08

Other*	4.06

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
General Electric Co.	11.32%

United Technologies Corp.	3.72

Caterpillar Inc.	3.46

3M Co.	3.29

United Parcel Service Inc. Class B	2.84

Boeing Co. (The)	2.70

Union Pacific Corp.	2.64

Emerson Electric Co.	2.38

Honeywell International Inc.	2.27

Deere & Co.	2.13

TOTAL	36.75%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Industrial Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Industrials IndexSM (the “Index”). The Index measures the performance of the industrials sector of the U.S. equity market, and includes companies in the following industry groups: construction and materials, aerospace and defense, general industrials, electronic and electrical equipment, industrial engineering, industrial transportation and support services. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 21.82%, while the total return for the Index was 22.40% .

For the broader U.S. market, stock prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Manufacturing activity remained strong, consumer spending and tourism advanced and there was some improvement in the commercial real estate sector. Retail sales posted the best results in over a year, with same-store sales up 8.9% among the 25 largest retailers. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009, while the economy added 268,000 jobs in April, the largest total in five years. Interest rates remained low, with the 10-year U.S. Treasury yield remaining below 3.5% during much of the period.

However, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP advanced just 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index rose 0.5% in March, while oil prices continued to rise amidst

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

unrest in the Middle East. Housing prices and sales declined, while a severe winter constrained construction activity. Factory activity in the U.S. grew for the 21st consecutive month in April.

Manufacturing growth was driven in part by export demand and the weaker dollar which makes goods more affordable to foreign buyers. During the first quarter of 2011, industrial production – the total output of factories and mines in the U.S. increased at an annual rate of 6.0%, compared to 3.2%, 4.8% and 7.0% during the previous three quarters. Capacity utilization – the percentage of production capacity that manufacturers actually use averaged 77.1% during the first quarter of 2011, up from 76.1% during the fourth quarter, 74.7% during the third quarter and 73.8% at the end of the second quarter of 2010. The Institute for Supply Management reported that its monthly Manufacturing Index was 60.4% at the end of April, slightly lower than 61.2% at the end of the first quarter of 2011, though up from a 58.5%, 54.4% and 56.2% in the prior three quarters. A reading above 50% suggests growth, while a reading below 50% indicates contraction.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(3.45)%	(3.49)%	(3.08)%	(12.49)%	(12.50)%	(12.25)%	(2.85)%	(2.87)%	(2.42)%

Cumulative Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(3.45)%	(3.49)%	(3.08)%	(48.68)%	(48.70)%	(47.96)%	(25.13)%	(25.25)%	(21.73)%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Diversified Financial Services	49.44%

Banks	40.97

Commercial Services	6.61

Savings & Loans	1.95

Other*	0.96

Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
JPMorgan Chase & Co.	12.42%

Wells Fargo & Co.	10.10

Citigroup Inc.	9.26

Bank of America Corp.	8.62

Goldman Sachs Group Inc. (The)	4.53

American Express Co.	3.64

U.S. Bancorp	3.44

Visa Inc. Class A	2.69

Morgan Stanley	2.51

Bank of New York Mellon Corp. (The)	2.50

TOTAL	59.71%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Financial Services Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Services IndexSM (the “Index”). The Index measures the performance of the financial services sector of the U.S. equity market, and is a subset of the Dow Jones U.S. Financials IndexSM. The Index includes components of the following subsectors in the Dow Jones U.S. Index: banks, asset managers, consumer finance, specialty finance, investments services and mortgage finance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was (3.45)%, while the total return for the Index was (3.08)% .

For the broader U.S. market, stock prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Manufacturing activity remained strong, consumer spending and tourism advanced and there was some improvement in the commercial real estate sector. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009, while the economy added 268,000 jobs in April, the largest total in five years. Interest rates remained low, with the 10-year U.S. Treasury yield ending the period at 3.32%, down from 3.72% at the beginning of the period. Meanwhile, yields on three-month U.S. Treasuries were virtually zero at the end of the reporting period.

Despite low interest rates, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP advanced just 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index rose 0.5% in March, while oil prices continued to rise amidst unrest in the Middle East. The Federal Open Market Committee met several times during the reporting period, electing to keep the target for the federal funds rate unchanged at 0% to 0.25% .

The banking industry struggled to regain profitability, as downward pressure on housing prices made it difficult to increase lending. In addition, U.S. banks with operations in Europe were adversely affected by the financial turmoil in Portugal and Greece. However, many U.S. regional banks in stronger housing markets also benefited from the wide gap between the cost of deposits and the interest rates charged on loans.

In the wake of the financial crisis of 2008-2009, the financial services industry saw a number of new federal mandates. The Dodd-Frank Wall Street Reform and Consumer Protection Act, passed by Congress in 2010, was the biggest overhaul in financial regulations since the 1930s. Spanning nearly 850 pages, new rules include shareholder votes on executive compensation as well as a permanent increase in bank deposit

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

insurance on accounts as high as $250,000. Other rules require protections of and payments to whistleblowers that spot wrongdoing. In addition, financial institutions that sell mortgages to third parties must retain some credit risk.

Meanwhile, the credit card industry underwent more stringent regulations during the reporting period, as Congress implemented the Credit Card Accountability, Responsibility and Disclosure (CARD) Act, a new law designed to make credit card rates more transparent to consumers.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
21.88%	21.81%	22.34%	1.97%	1.98%	2.07%	10.22%	10.21%	10.67%

Cumulative Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
21.88%	21.81%	22.34%	10.26%	10.31%	10.80%	164.49%	164.34%	175.69%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
REITs — Apartments	13.67%

REITs — Regional Malls	12.78

REITs — Diversified	12.50

REITs — Office Property	11.87

REITs — Health Care	11.08

REITs — Mortgage	6.70

Real Estate Operating/Development	6.51

REITs — Shopping Centers	6.13

REITs — Hotels	4.88

REITs — Storage	4.46

REITs — Warehouse/Industrial	4.38

Real Estate Management/Services	2.95

REITs — Outlet Centers	1.54

REITs — Manufactured Homes	0.45

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Simon Property Group Inc.	8.13%

Vornado Realty Trust	4.22

Equity Residential	4.10

Public Storage	4.01

HCP Inc.	3.56

Boston Properties Inc.	3.51

Annaly Capital Management Inc.	3.43

Weyerhaeuser Co.	2.98

Host Hotels & Resorts Inc.	2.87

AvalonBay Communities Inc.	2.62

TOTAL	39.43%

The iShares Dow Jones U.S. Real Estate Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Real Estate IndexSM (the “Index”). The Index measures the performance of the real estate sector of the U.S. equity market, and includes companies in the following industry groups: real estate holding and development and real estate investment trusts (“REITs”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 21.88%, while the total return for the Index was 22.34% .

The U.S. equity market posted double-digit gains for the reporting period, with much of the advance occurring during the last six months. Stocks trended down slightly during the first half of the reporting period as signs of slowing economic growth and a sovereign debt crisis in Europe cast doubts on the sustainability of the recovery that started in mid-2009. By October 2010, however, improving economic data restored investor confidence that the economic recovery had regained its footing, and corporate earnings continued to exceed expectations. As a result, stocks began a steady advance that lasted through the end of the reporting period. The rally persisted despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan.

As represented by the Index, REITs enjoyed robust returns for the reporting period, advancing by more than 20% and outpacing the broad U.S. equity indexes. One contributing factor to the outperformance in the REIT sector was better economic conditions, which helped jump-start a recovery in occupancy and rent levels, particularly during the last half of the reporting period. In addition, the credit environment improved as banks became more willing to lend to commercial property investors, and interest rates remained low, which helped minimize borrowing costs. Finally, an increase in transactions for existing commercial properties and limited new construction led to rising prices for commercial real estate, and REITs benefited from the higher property values.

The best performers in the REIT market for the reporting period were the most economically sensitive segments, led by residential REITs, which own and operate apartment properties. Residential REITs generated solid gains for the reporting period as continued weakness in the housing

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

market led to a sharp increase in demand for rental units, which provided a lift to both rent and occupancy levels. Self-storage REITs also benefited from this trend as downsizing from home ownership to renting an apartment boosted demand for storage space. Retail REITs outperformed, led by regional malls, which benefited from an increase in discretionary spending among upper-income consumers.

Industrial and office REITs, which together comprised the largest industry weighting in the Index, were mixed. Industrial REITs benefited from increased demand and merger activity, but office REITs lagged as poor job growth in suburban markets kept occupancy levels in check. Hotel REITs rallied sharply in late 2010 as the developing economic recovery fueled a rebound in business and leisure travel, but they stumbled in early 2011 as turbulent global events – unrest in the Middle East and natural disasters in Japan – had a negative impact on travel. As a result, hotel REITs posted the smallest gains in the REIT sector.

In addition to REITs, the Index includes real estate holding and development companies, as well as real estate services providers. These companies advanced thanks to rising demand for property management services as occupancy rates increased and greater transaction activity in the commercial real estate sector.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
11.95%	11.93%	12.50%	1.32%	1.31%	1.82%	6.03%	5.99%	8.38%

Total returns for the period since inception are calculated from the inception date of the Fund (11/14/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/17/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	25.71%

Technology	17.19

Financial	13.84

Consumer Cyclical	12.03

Communications	10.57

Industrial	10.32

Energy	6.03

Basic Materials	2.53

Utilities	1.64

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
International Business Machines Corp.	3.59%

Microsoft Corp.	3.40

Procter & Gamble Co. (The)	3.08

Johnson & Johnson	3.06

Wells Fargo & Co.	2.46

Google Inc. Class A	2.29

Intel Corp.	2.19

Merck & Co. Inc.	1.88

PepsiCo Inc.	1.85

Cisco Systems Inc.	1.65

TOTAL	25.45%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI KLD 400 Social Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI KLD 400 Social Index (the “Index”), formerly the FTSE KLD 400 Social Index. The Index is a free float-adjusted market capitalization index designed to measure equity performance of U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. The Index consists of 400 companies identified by MSCI Inc. from the universe of companies included in the MSCI USA IMI Index, which consists of the largest New York Stock Exchange (“NYSE”) and NASDAQ Stock Market LLC listed U.S. equities ranked by investable market capitalization. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 11.95%, while the total return for the Index was 12.50% .

The U.S. equity market posted double-digit gains for the reporting period, with much of the advance occurring during the last six months. Stocks began the reporting period on a down note, declining sharply in the first two months as signs of slowing economic growth cast doubts on the sustainability of the recovery that started in mid-2009. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity.

The stock market remained volatile through the summer of 2010 as uncertain investors fretted about the possibility of a “double-dip” recession (a return to recession after a brief recovery). By the fall, however, investor sentiment shifted back toward optimism. The Federal Reserve implemented additional quantitative easing measures to stimulate economic growth, and Congress extended several tax breaks that were scheduled to expire at the end of 2010. In addition, improving economic data restored investor confidence that the economic recovery had regained its footing, further easing fears of a “double-dip” recession. In particular, employment data showed seven consecutive months of positive job growth, bringing the unemployment rate down to 9% at the end of the reporting period (after peaking at 10.1% in late 2009). Another factor contributing to the positive market tone was corporate earnings, which continued to exceed expectations.

As a result, stocks began a steady advance in September 2010 that lasted through the end of the reporting period. The rally persisted despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan. For the reporting period, the broad U.S. equity indexes gained more than 18%, led by small- and mid-cap stocks.

24	2011 iSHARES ANNUAl REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

The Index posted a solid gain for the reporting period but lagged the performance of the broad market indexes. One contributing factor to this underperformance was the sector weightings within the Index. In particular, energy and telecommunication services stocks – the top-performing sectors in the stock market – comprised a relatively small portion of the Index. In addition, the financials and consumer staples sectors, which together made up more than a quarter of the Index, were among the weaker-performing sectors in the market for the reporting period.

Information technology, the Index’s largest sector weighting as of April 30, 2011, generated returns in line with the broad market. However, a number of large technology companies, including several among the top ten holdings of the Index, declined during the reporting period as investors shifted into smaller technology companies with faster growth rates.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.25%	16.17%	16.84%	3.04%	3.03%	3.54%	4.43%	4.42%	4.95%

Cumulative Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.25%	16.17%	16.84%	16.15%	16.09%	18.98%	31.22%	31.16%	35.37%

Total returns for the period since inception are calculated from the inception date of the Fund (1/24/05). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/28/05), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

PORTFOLIO ALLOCATION
As of 4/30/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	23.90%

Technology	17.69

Financial	13.71

Consumer Cyclical	13.45

Energy	10.34

Industrial	10.13

Communications	5.16

Utilities	3.39

Basic Materials	2.13

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Eaton Corp.	3.21%

International Business Machines Corp.	2.84

Starbucks Corp.	2.76

Johnson & Johnson	2.44

Becton, Dickinson and Co.	2.25

Spectra Energy Corp.	2.18

Procter & Gamble Co. (The)	2.16

Dell Inc.	2.00

Intel Corp.	1.79

Microsoft Corp.	1.70

TOTAL	23.33%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI USA ESG Select Social Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA ESG Select Index (the “Index”), formerly the FTSE KLD Select Social Index. The Index is designed to measure the performance of large capitalization companies that have positive environmental, social, and governance (“ESG”) characteristics relative to their industry and sector peers and in relation to the broader market, while exhibiting risk and return characteristics similar to the MSCI USA Index. The Index consists of approximately 250 companies from the universe of companies included in the MSCI USA Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 16.25%, while the total return for the Index was 16.84% .

The U.S. equity market posted double-digit gains for the reporting period, with much of the advance occurring during the last six months. Stocks began the reporting period on a down note, declining sharply in the first two months as signs of slowing economic growth cast doubts on the sustainability of the recovery that started in mid-2009. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity.

The stock market remained volatile through the summer of 2010 as uncertain investors fretted about the possibility of a “double-dip” recession (a return to recession after a brief recovery). By the fall, however, investor sentiment shifted back toward optimism. The Federal Reserve implemented additional quantitative easing measures to stimulate economic growth, and Congress extended several tax breaks that were scheduled to expire at the end of 2010. In addition, improving economic data restored investor confidence that the economic recovery had regained its footing, further easing fears of a “double-dip” recession. In particular, employment data showed seven consecutive months of positive job growth, bringing the unemployment rate down to 9% at the end of the reporting period (after peaking at 10.1% in late 2009). Another factor contributing to the positive market tone was corporate earnings, which continued to exceed expectations.

As a result, stocks began a steady advance in September 2010 that lasted through the end of the reporting period. The rally persisted despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan. For the reporting period, the broad U.S. equity indexes gained more than 18%, led by small- and mid-cap stocks.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

The Index posted a solid gain for the reporting period but modestly lagged the performance of the broad market indexes. One contributing factor to this underperformance was the sector weightings within the Index. In particular, materials and telecommunication services stocks – two of the top-performing sectors in the stock market – together comprised just 3% of the Index. Meanwhile, the financials and health care sectors, which together made up nearly 30% of the Index, were among the weaker-performing sectors in the market for the reporting period.

Information technology, the Index’s largest sector weighting as of April 30, 2011, generated returns in line with the broad market. However, a number of large technology companies, including several of the Index’s biggest holdings, declined during the reporting period as investors shifted into smaller technology companies with faster growth rates.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
24.84%	24.78%	25.10%	2.11%	2.11%	2.30%	11.47%	11.46%	11.85%

Cumulative Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Ten Years Ended 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
24.84%	24.78%	25.10%	11.01%	10.98%	12.02%	196.08%	195.99%	206.40%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
REITs — Apartments	20.40%

REITs — Health Care	14.41

REITs — Office Property	14.14

REITs — Diversified	12.48

REITs — Regional Malls	10.97

REITs — Shopping Centers	8.75

REITs — Storage	7.04

REITs — Warehouse/Industrial	6.61

REITs — Hotels	5.09

Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Simon Property Group Inc.	8.02%

Equity Residential	7.30

Public Storage	7.04

Vornado Realty Trust	6.75

HCP Inc.	6.70

Boston Properties Inc.	6.29

Host Hotels & Resorts Inc.	5.09

AvalonBay Communities Inc.	4.64

ProLogis	3.98

Health Care REIT Inc.	3.93

TOTAL	59.74%

The iShares Cohen & Steers Realty Majors Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Index”). The Index consists of selected real estate investment trusts (“REITs”). The objective of the Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 24.84%, while the total return for the Index was 25.10% .

The U.S. equity market posted double-digit gains for the reporting period, with much of the advance occurring during the last six months. Stocks trended down slightly during the first half of the reporting period as signs of slowing economic growth and a sovereign debt crisis in Europe cast doubts on the sustainability of the recovery that started in mid-2009. By October 2010, however, improving economic data restored investor confidence that the economic recovery had regained its footing, and corporate earnings continued to exceed expectations. As a result, stocks began a steady advance that lasted through the end of the reporting period. The rally persisted despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan.

As represented by the Index, REITs enjoyed robust returns for the reporting period, advancing by more than 25% and outpacing the broad U.S. equity indexes. One contributing factor to the outperformance in the REIT sector was better economic conditions, which helped jump-start a recovery in occupancy and rent levels, particularly during the last half of the reporting period. In addition, the credit environment improved as banks became more willing to lend to commercial property investors, and interest rates remained low, which helped minimize borrowing costs. Finally, an increase in transactions for existing commercial properties and limited new construction led to rising prices for commercial real estate, and REITs benefited from the higher property values.

The best performers in the REIT market for the reporting period were the most economically sensitive segments, led by residential REITs, which own and operate apartment properties. Residential REITs generated solid gains for the reporting period as continued weakness in the housing market led to a sharp increase in demand for rental units, which provided a lift to both rent and occupancy levels. Self-storage REITs also benefited from this trend as downsizing from home ownership to renting an apartment boosted demand for storage space. Retail REITs performed well, led by regional malls, which benefited from an increase in discretionary spending among upper-income consumers.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

Industrial and office REITs, which together comprised the largest industry weighting in the Index, were mixed. Industrial REITs benefited from increased demand and merger activity, but office REITs lagged as poor job growth in suburban markets kept occupancy levels in check. Hotel REITs rallied sharply in late 2010 as the developing economic recovery fueled a rebound in business and leisure travel, but they stumbled in early 2011 as turbulent global events – unrest in the Middle East and natural disasters in Japan – had a negative impact on travel. As a result, hotel REITs posted the smallest gains in the REIT sector.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	31

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 to April 30, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/10)	Ending Account Value (4/30/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/10 to 4/30/11)
Dow Jones U.S. Basic Materials Sector
Actual	$1,000.00	$1,231.30	0.47%	$2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Consumer Goods Sector
Actual	1,000.00	1,129.70	0.47	2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Consumer Services Sector
Actual	1,000.00	1,153.10	0.47	2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Financial Sector
Actual	1,000.00	1,131.40	0.47	2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/10)	Ending Account Value (4/30/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/10 to 4/30/11)
Dow Jones U.S. Industrial Sector
Actual	$1,000.00	$1,230.20	0.47%	$2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Financial Services
Actual	1,000.00	1,126.10	0.47	2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Real Estate
Actual	1,000.00	1,153.00	0.47	2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
MSCI KLD 400 Social
Actual	1,000.00	1,131.80	0.50	2.64
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.50	2.51
MSCI USA ESG Select Social
Actual	1,000.00	1,148.80	0.50	2.66
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.50	2.51
Cohen & Steers Realty Majors
Actual	1,000.00	1,170.00	0.35	1.88
Hypothetical (5% return before expenses)	1,000.00	1,023.10	0.35	1.76

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	33

Schedule of Investments

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.85%

CHEMICALS – 53.68%
A. Schulman Inc.	65,936	$1,669,500
Air Products and Chemicals Inc.	423,373	40,440,589
Airgas Inc.	151,984	10,555,289
Albemarle Corp.	192,461	13,578,124
Ashland Inc.	151,485	9,404,189
Cabot Corp.	126,547	5,675,633
Celanese Corp. Series A	330,109	16,479,041
CF Industries Holdings Inc.	149,711	21,191,592
Chemtura Corp.[a]	201,203	3,859,074
Cytec Industries Inc.	102,108	5,991,697
Dow Chemical Co. (The)	2,409,526	98,766,471
E.I. du Pont de Nemours and Co.	1,941,872	110,278,911
Eastman Chemical Co.	143,933	15,436,814
Ecolab Inc.	491,691	25,941,617
FMC Corp.	153,084	13,514,256
H.B. Fuller Co.	102,460	2,238,751
Huntsman Corp.	405,304	8,450,588
International Flavors & Fragrances Inc.	165,540	10,515,101
Intrepid Potash Inc.[a]	90,119	3,087,477
Lubrizol Corp.	138,289	18,602,636
LyondellBasell Industries NV Class Aa	715,133	31,823,418
Minerals Technologies Inc.	39,294	2,671,992
Mosaic Co. (The)	313,579	23,474,524
NewMarket Corp.	24,832	4,577,034
Olin Corp.	149,864	3,857,499
OM Group Inc.[a,b]	64,994	2,355,383
PPG Industries Inc.	343,477	32,516,968
Praxair Inc.	649,789	69,150,545
Rockwood Holdings Inc.[a]	125,949	7,146,346
RPM International Inc.	271,185	6,372,847
Sensient Technologies Corp.	103,675	3,928,246
Sigma-Aldrich Corp.	220,414	15,556,820
Solutia Inc.[a,b]	255,810	6,740,593
W.R. Grace & Co.[a]	126,849	5,753,871

		651,603,436

COAL – 10.81%
Alpha Natural Resources Inc.[a,b]	251,424	14,625,334
Arch Coal Inc.	342,265	11,739,689
CONSOL Energy Inc.	475,579	25,724,068
International Coal Group Inc.[a]	373,657	4,121,437

Security	Shares	Value
Massey Energy Co.[b]	216,961	$14,805,419
Patriot Coal Corp.[a]	161,859	4,075,610
Peabody Energy Corp.	561,826	37,541,213
Walter Energy Inc.	134,341	18,568,613

		131,201,383

ENVIRONMENTAL CONTROL – 0.17%
Calgon Carbon Corp.[a,b]	118,414	2,031,984

		2,031,984

FOREST PRODUCTS & PAPER – 3.18%
AbitibiBowater Inc.[a]	155,225	4,147,612
Domtar Corp.	88,409	8,223,805
International Paper Co.	851,223	26,285,766

		38,657,183

HOUSEHOLD PRODUCTS & WARES – 0.75%
Avery Dennison Corp.	218,729	9,129,749

		9,129,749

IRON & STEEL – 8.98%
AK Steel Holding Corp.	229,712	3,732,820
Allegheny Technologies Inc.	195,709	14,091,048
Carpenter Technology Corp.	92,697	4,751,648
Cliffs Natural Resources Inc.	285,372	26,745,064
Nucor Corp.	600,387	28,194,174
Reliance Steel & Aluminum Co.	156,482	8,858,446
Steel Dynamics Inc.	453,725	8,253,258
United States Steel Corp.[b]	301,989	14,407,895

		109,034,353

METAL FABRICATE & HARDWARE – 0.56%
Commercial Metals Co.	240,595	4,032,372
Worthington Industries Inc.	127,051	2,740,490

		6,772,862

MINING – 21.72%
Alcoa Inc.	2,239,048	38,063,816
Allied Nevada Gold Corp.[a,b]	168,720	7,265,083
Coeur d’Alene Mines Corp.[a]	185,490	5,881,888
Compass Minerals International Inc.	68,938	6,729,038
Freeport-McMoRan Copper & Gold Inc.	1,982,421	109,092,628
Hecla Mining Co.[a]	539,089	5,072,828
Kaiser Aluminum Corp.	31,013	1,554,061
Newmont Mining Corp.	1,018,720	59,707,179
Royal Gold Inc.	113,071	6,895,070
RTI International Metals Inc.[a]	63,478	2,027,487

34	2011 iSHARES ANNUAL TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
Southern Copper Corp.	446,358	$16,720,571
Titanium Metals Corp.[a]	179,706	3,599,511
USEC Inc.[a,b]	235,531	1,078,732

		263,687,892

TOTAL COMMON STOCKS
(Cost: $1,198,877,422)		1,212,118,842

SHORT-TERM INVESTMENTS – 2.76%

MONEY MARKET FUNDS – 2.76%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[c,d,e]	29,401,043	29,401,043
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[c,d,e]	3,036,682	3,036,682
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	1,079,477	1,079,477

		33,517,202

TOTAL SHORT-TERM INVESTMENTS
(Cost: $33,517,202)		33,517,202

TOTAL INVESTMENTS IN SECURITIES – 102.61%
(Cost: $1,232,394,624)		1,245,636,044

Other Assets, Less Liabilities – (2.61)%		(31,703,108)

NET ASSETS – 100.00%		$1,213,932,936

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.75%

AGRICULTURE – 18.94%
Altria Group Inc.	468,250	$12,567,830
Archer-Daniels-Midland Co.	132,106	4,890,564
Bunge Ltd.	32,508	2,452,404
Lorillard Inc.	33,687	3,587,665
Monsanto Co.	121,669	8,278,359
Philip Morris International Inc.	404,099	28,060,635
Reynolds American Inc.	76,157	2,826,186
Universal Corp.	5,371	232,994

		62,896,637

APPAREL – 5.66%
Carter’s Inc.[a,b]	12,946	400,290
Coach Inc.	66,445	3,974,076
Crocs Inc.[a]	19,308	388,284
Deckers Outdoor Corp.[a]	8,677	736,330
Hanesbrands Inc.[a,b]	21,103	686,059
Iconix Brand Group Inc.[a]	16,168	395,954
Jones Group Inc. (The)	19,808	269,983
Nike Inc. Class B	66,806	5,499,470
Phillips-Van Heusen Corp.	13,846	974,897
Polo Ralph Lauren Corp.	14,409	1,884,265
SKECHERS U.S.A. Inc. Class Aa	8,149	155,238
Timberland Co. Class Aa,b	8,990	406,258
VF Corp.	19,218	1,932,562
Warnaco Group Inc. (The)[a]	9,994	643,214
Wolverine World Wide Inc.	10,979	435,647

		18,782,527

AUTO MANUFACTURERS – 4.95%
Ford Motor Co.[a]	803,399	12,428,583
General Motors Co.[a]	124,869	4,007,046

		16,435,629

AUTO PARTS & EQUIPMENT – 4.51%
BorgWarner Inc.[a]	25,603	1,977,576
Cooper Tire & Rubber Co.	13,736	370,597
Dana Holding Corp.[a,b]	31,350	569,630
Goodyear Tire & Rubber Co. (The)[a]	54,041	980,844
Johnson Controls Inc.	150,858	6,185,178
Lear Corp.	23,751	1,214,626
Tenneco Inc.[a,b]	13,359	617,319
TRW Automotive Holdings Corp.[a,b]	22,751	1,298,172

Security	Shares	Value
Visteon Corp.[a]	10,399	$701,205
WABCO Holdings Inc.[a]	14,404	1,063,735

		14,978,882

BEVERAGES – 20.59%
Brown-Forman Corp. Class A	4,217	297,130
Brown-Forman Corp. Class B NVS	19,885	1,428,936
Coca-Cola Co. (The)	478,714	32,294,047
Coca-Cola Enterprises Inc.	73,408	2,085,521
Constellation Brands Inc. Class Aa,b	42,147	943,671
Dr Pepper Snapple Group Inc.	51,163	2,005,590
Green Mountain Coffee Roasters Inc.[a]	28,198	1,888,138
Hansen Natural Corp.[a]	15,919	1,053,042
Molson Coors Brewing Co. Class B NVS	35,792	1,744,860
PepsiCo Inc.	357,733	24,644,226

		68,385,161

COSMETICS & PERSONAL CARE – 16.97%
Alberto-Culver Co.	19,719	736,308
Avon Products Inc.	96,230	2,827,237
Colgate-Palmolive Co.	111,048	9,366,899
Estee Lauder Companies Inc. (The) Class A	26,756	2,595,332
Procter & Gamble Co. (The)	629,438	40,850,526

		56,376,302

DISTRIBUTION & WHOLESALE – 0.98%
Central European Distribution Corp.[a]	14,277	168,754
Genuine Parts Co.	35,787	1,921,762
LKQ Corp.[a,b]	32,228	812,790
Pool Corp.	11,244	340,243

		3,243,549

ELECTRICAL COMPONENTS & EQUIPMENT – 0.36%
Energizer Holdings Inc.[a]	15,626	1,180,232

		1,180,232

ELECTRONICS – 0.29%
Gentex Corp.	30,986	971,411

		971,411

ENVIRONMENTAL CONTROL – 0.13%
Darling International Inc.[a,b]	26,465	427,939

		427,939

FOOD – 13.15%
Campbell Soup Co.	46,697	1,568,552
Chiquita Brands International Inc.[a]	10,038	159,805

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
ConAgra Foods Inc.	98,867	$2,417,298
Corn Products International Inc.	16,935	933,118
Dean Foods Co.[a]	40,405	452,132
Flowers Foods Inc.	20,644	630,881
Fresh Del Monte Produce Inc.[b]	8,755	237,348
General Mills Inc.	136,112	5,251,201
H.J. Heinz Co.	71,513	3,663,611
Hain Celestial Group Inc.[a,b]	8,101	275,515
Hershey Co. (The)	34,863	2,011,944
Hormel Foods Corp.	32,502	955,884
J.M. Smucker Co. (The)	26,815	2,013,002
Kellogg Co.	56,381	3,228,940
Kraft Foods Inc. Class A	364,130	12,227,485
McCormick & Co. Inc. NVS	27,032	1,327,812
Ralcorp Holdings Inc.[a,b]	12,321	958,574
Sara Lee Corp.	132,640	2,546,688
Smithfield Foods Inc.[a]	34,812	820,171
Tootsie Roll Industries Inc.[b]	5,486	162,605
TreeHouse Foods Inc.[a,b]	7,845	475,956
Tyson Foods Inc. Class A	68,999	1,373,080

		43,691,602

HAND & MACHINE TOOLS – 1.06%
Snap-on Inc.	13,045	805,790
Stanley Black & Decker Inc.	37,320	2,711,298

		3,517,088

HOME BUILDERS – 1.35%
D.R. Horton Inc.	62,465	777,065
KB Home	15,013	177,303
Lennar Corp. Class A	34,982	664,308
M.D.C. Holdings Inc.	8,339	243,415
NVR Inc.[a]	1,263	933,774
Pulte Group Inc.[a]	75,170	611,132
Ryland Group Inc.	9,896	171,300
Thor Industries Inc.	8,640	267,926
Toll Brothers Inc.[a,b]	30,362	637,906

		4,484,129

HOME FURNISHINGS – 1.02%
Harman International Industries Inc.	15,606	757,359
Tempur-Pedic International Inc.[a]	14,576	915,081
TiVo Inc.[a]	26,286	251,557
Whirlpool Corp.	17,071	1,471,179

		3,395,176

Security	Shares	Value

HOUSEHOLD PRODUCTS & WARES – 3.89%
Church & Dwight Co. Inc.	15,763	$1,300,132
Clorox Co. (The)	31,066	2,164,058
Fossil Inc.[a,b]	10,380	994,196
Jarden Corp.	20,751	755,129
Kimberly-Clark Corp.	92,032	6,079,634
Scotts Miracle-Gro Co. (The) Class A	10,113	571,081
Tupperware Brands Corp.	14,093	897,301
WD-40 Co.	3,901	161,892

		12,923,423

HOUSEWARES – 0.37%
Newell Rubbermaid Inc.	65,112	1,241,035

		1,241,035

LEISURE TIME – 0.97%
Brunswick Corp.	19,808	462,913
Harley-Davidson Inc.	52,242	1,946,537
Polaris Industries Inc.	7,603	801,584

		3,211,034

MACHINERY – 0.19%
Briggs & Stratton Corp.	11,400	268,926
Middleby Corp. (The)[a]	4,149	372,041

		640,967

MANUFACTURING – 0.39%
Eastman Kodak Co.[a]	59,634	165,783
Lancaster Colony Corp.	4,529	276,767
Leggett & Platt Inc.	32,959	866,492

		1,309,042

OFFICE FURNISHINGS – 0.17%
Herman Miller Inc.	12,807	333,238
HNI Corp.	8,281	227,893

		561,131

PHARMACEUTICALS – 1.29%
Herbalife Ltd.[b]	13,324	1,196,229
Mead Johnson Nutrition Co. Class A	46,073	3,081,362

		4,277,591

RETAIL – 0.29%
Nu Skin Enterprises Inc. Class A	12,451	399,553
Under Armour Inc. Class Aa	8,073	552,677

		952,230

SOFTWARE – 0.97%
Activision Blizzard Inc.	121,435	1,383,145

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
Electronic Arts Inc.[a]	75,421	$1,521,996
Take-Two Interactive Software Inc.[a]	18,881	305,494

		3,210,635

TEXTILES – 0.22%
Mohawk Industries Inc.[a]	12,425	745,997

		745,997

TOYS, GAMES & HOBBIES – 1.04%
Hasbro Inc.	27,456	1,286,039
Mattel Inc.	81,271	2,171,561

		3,457,600

TOTAL COMMON STOCKS
(Cost: $322,473,617)		331,296,949

SHORT-TERM INVESTMENTS – 1.97%

MONEY MARKET FUNDS – 1.97%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[c,d,e]	5,542,528	5,542,528
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[c,d,e]	572,459	572,459
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	423,452	423,452

		6,538,439

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,538,439)		6,538,439

TOTAL INVESTMENTS IN SECURITIES – 101.72%
(Cost: $329,012,056)		337,835,388

Other Assets, Less Liabilities – (1.72)%		(5,712,860)

NET ASSETS – 100.00%		$332,122,528

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.89%

ADVERTISING – 1.29%
Interpublic Group of Companies Inc. (The)	58,640	$689,020
Lamar Advertising Co. Class Aa	7,088	230,502
Omnicom Group Inc.	36,445	1,792,729

		2,712,251

AIRLINES – 1.89%
Alaska Air Group Inc.[a,b]	4,457	293,583
AMR Corp.[a]	39,955	234,536
Delta Air Lines Inc.[a]	100,968	1,048,048
JetBlue Airways Corp.[a,b]	30,409	172,115
SkyWest Inc.	6,627	109,544
Southwest Airlines Co.	89,768	1,054,774
United Continental Holdings Inc.[a,b]	37,962	866,293
US Airways Group Inc.[a]	19,572	177,909

		3,956,802

APPAREL – 0.16%
Guess? Inc.	7,813	335,881

		335,881

COMMERCIAL SERVICES – 3.98%
Aaron’s Inc.	8,815	253,784
Apollo Group Inc. Class Aa	15,448	618,384
Arbitron Inc.	3,259	126,058
Avis Budget Group Inc.[a]	12,364	234,421
Career Education Corp.[a]	8,009	174,676
Chemed Corp.	2,784	193,850
DeVry Inc.	7,367	389,714
H&R Block Inc.	36,868	637,448
Hertz Global Holdings Inc.[a]	28,156	484,565
Hillenbrand Inc.	7,445	170,639
ITT Educational Services Inc.[a]	3,848	276,017
Live Nation Entertainment Inc.[a]	17,559	194,729
McKesson Corp.	30,647	2,544,008
Morningstar Inc.	2,652	152,755
Rent-A-Center Inc.	7,747	235,896
Rollins Inc.	9,055	189,883
Service Corp. International	29,936	352,347
Sotheby’s	8,186	413,557
Strayer Education Inc.[b]	1,635	202,544
Valassis Communications Inc.[a]	6,047	174,335

Security	Shares	Value
Weight Watchers International Inc.	4,064	$315,976

		8,335,586

COMPUTERS – 0.51%
FactSet Research Systems Inc.	5,146	563,024
IHS Inc. Class Aa,b	5,691	502,174

		1,065,198

ELECTRONICS – 0.15%
Dolby Laboratories Inc. Class Aa,b	6,371	318,932

		318,932

ENTERTAINMENT – 1.18%
Bally Technologies Inc.[a]	6,567	256,047
DreamWorks Animation SKG Inc. Class Aa	7,565	200,397
International Game Technology	35,779	632,930
International Speedway Corp. Class A	3,291	100,705
Madison Square Garden Inc. Class Aa	7,451	203,785
Penn National Gaming Inc.[a]	8,094	323,841
Pinnacle Entertainment Inc.[a]	7,278	101,019
Regal Entertainment Group Class A	9,553	131,640
Scientific Games Corp. Class Aa	8,082	85,023
Six Flags Entertainment Corp.	3,316	227,245
Vail Resorts Inc.[a]	4,378	214,478

		2,477,110

FOOD – 3.18%
Kroger Co. (The)	71,492	1,737,971
Ruddick Corp.	5,196	215,738
Safeway Inc.	45,144	1,097,451
SUPERVALU Inc.	25,636	288,661
Sysco Corp.	70,996	2,052,494
United Natural Foods Inc.[a,b]	5,260	224,549
Whole Foods Market Inc.	16,601	1,041,879

		6,658,743

INTERNET – 9.59%
Amazon.com Inc.[a]	42,547	8,360,486
eBay Inc.[a]	135,417	4,658,345
Expedia Inc.	24,208	605,926
GSI Commerce Inc.[a]	7,179	210,129
Liberty Media Corp. – Liberty Interactive Group Series Aa	68,321	1,194,251
Netflix Inc.[a]	5,430	1,263,398
Priceline.com Inc.[a]	5,921	3,238,846

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
ValueClick Inc.[a,b]	9,914	$166,060
WebMD Health Corp.[a]	7,092	410,414

		20,107,855

LEISURE TIME – 1.45%
Carnival Corp.	49,665	1,890,747
Interval Leisure Group Inc.[a]	4,751	76,349
Life Time Fitness Inc.[a]	5,136	200,920
Royal Caribbean Cruises Ltd.[a]	16,138	642,615
WMS Industries Inc.[a]	7,150	234,520

		3,045,151

LODGING – 4.11%
Boyd Gaming Corp.[a,b]	6,664	59,576
Choice Hotels International Inc.	3,856	144,137
Gaylord Entertainment Co.[a]	4,251	152,483
Hyatt Hotels Corp. Class Aa	4,427	196,161
Las Vegas Sands Corp.[a]	54,130	2,544,651
Marriott International Inc. Class A	38,086	1,344,436
MGM Resorts International[a]	38,338	485,359
Orient-Express Hotels Ltd. Class Aa	11,045	135,522
Starwood Hotels & Resorts Worldwide Inc.	21,159	1,260,442
Wyndham Worldwide Corp.	21,144	731,794
Wynn Resorts Ltd.	10,561	1,554,051

		8,608,612

MANUFACTURING – 0.07%
Matthews International Corp. Class A	3,580	143,701

		143,701

MEDIA – 24.20%
Cablevision NY Group Class A	28,593	1,007,331
CBS Corp. Class B NVS	75,563	1,905,699
Comcast Corp. Class A	248,558	6,522,162
Comcast Corp. Class A Special	87,793	2,155,318
CTC Media Inc.	6,414	151,178
DIRECTV Class Aa	100,651	4,890,632
Discovery Communications Inc. Series Aa,b	16,424	726,926
Discovery Communications Inc. Series Ca	17,082	674,056
DISH Network Corp. Class Aa	25,187	630,683
Gannett Co. Inc.	28,472	428,788
John Wiley & Sons Inc. Class A	6,235	317,549

Security	Shares	Value
Liberty Global Inc. Series Aa,b	13,591	$631,982
Liberty Global Inc. Series Ca	13,639	605,435
Liberty Media Corp. – Liberty Capital Group Series Aa	9,038	743,556
Liberty Media Corp. – Starz Series Aa	6,331	486,537
McGraw-Hill Companies Inc. (The)	37,382	1,512,850
Meredith Corp.	4,482	149,788
New York Times Co. (The) Class Aa	11,968	97,300
News Corp. Class A NVS	219,028	3,903,079
News Corp. Class B	52,289	988,262
Nielsen Holdings NVa	8,414	251,494
Scholastic Corp.	2,671	70,194
Scripps Networks Interactive Inc. Class A	10,730	551,737
Time Warner Cable Inc.	42,501	3,320,603
Time Warner Inc.	133,917	5,070,098
Viacom Inc. Class B NVS	66,951	3,425,213
Walt Disney Co. (The)	214,462	9,243,312
Washington Post Co. (The) Class Bb	633	275,925

		50,737,687

PHARMACEUTICALS – 1.85%
AmerisourceBergen Corp.	33,133	1,346,525
Cardinal Health Inc.	42,184	1,843,019
Omnicare Inc.	14,048	441,388
VCA Antech Inc.[a]	10,451	257,095

		3,888,027

RETAIL – 45.98%
99 Cents Only Stores[a]	6,459	130,213
Abercrombie & Fitch Co. Class A	10,631	752,675
Advance Auto Parts Inc.	10,159	665,008
Aeropostale Inc.[a]	10,621	271,154
American Eagle Outfitters Inc.	23,570	366,749
ANN Inc.[a]	7,100	221,591
Ascena Retail Group Inc.[a]	7,703	241,027
AutoNation Inc.[a,b]	5,568	188,811
AutoZone Inc.[a,b]	3,161	892,603
Bed Bath & Beyond Inc.[a]	30,794	1,728,159
Best Buy Co. Inc.	39,032	1,218,579
Big Lots Inc.[a]	9,104	374,265

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
BJ’s Wholesale Club Inc.[a]	6,449	$330,963
Bob Evans Farms Inc.	3,681	115,436
Brinker International Inc.	10,779	259,666
Buckle Inc. (The)	3,253	147,979
CarMax Inc.[a]	27,003	937,004
Casey’s General Stores Inc.	4,561	178,016
Cato Corp. (The) Class A	3,272	83,469
CEC Entertainment Inc.	2,433	92,040
Cheesecake Factory Inc. (The)[a]	6,858	201,762
Chico’s FAS Inc.	21,723	317,807
Children’s Place Retail Stores Inc. (The)[a]	3,133	166,582
Chipotle Mexican Grill Inc.[a,b]	3,768	1,005,265
Collective Brands Inc.[a]	7,523	157,983
Copart Inc.[a]	8,859	401,933
Costco Wholesale Corp.	52,180	4,222,406
Cracker Barrel Old Country Store Inc.	2,854	146,210
CVS Caremark Corp.	164,294	5,954,015
Darden Restaurants Inc.	16,752	786,841
Dick’s Sporting Goods Inc.[a]	10,957	448,470
Dillard’s Inc. Class A	5,192	249,320
Dollar Tree Inc.[a]	15,134	870,205
Family Dollar Stores Inc.	14,322	776,396
Foot Locker Inc.	18,807	404,727
GameStop Corp. Class Aa,b	18,569	476,852
Gap Inc. (The)	42,497	987,630
Genesco Inc.[a]	2,936	118,556
Group 1 Automotive Inc.	2,841	122,277
Home Depot Inc. (The)	197,849	7,348,112
HSN Inc.[a]	4,812	159,662
J. Crew Group Inc. Escrow[a,c]	7,354	1
J.C. Penney Co. Inc.	24,928	958,482
Jack in the Box Inc.[a]	6,227	128,588
Kohl’s Corp.	33,325	1,756,561
Limited Brands Inc.	33,292	1,370,299
Lowe’s Companies Inc.	166,601	4,373,276
Macy’s Inc.	50,812	1,214,915
McDonald’s Corp.	125,954	9,863,458
Men’s Wearhouse Inc. (The)	6,295	175,568
Nordstrom Inc.	20,444	972,112
O’Reilly Automotive Inc.[a]	16,889	997,464
Office Depot Inc.[a]	32,979	142,139
OfficeMax Inc.[a,b]	10,340	102,986
P.F. Chang’s China Bistro Inc.[b]	2,781	111,518

Security	Shares	Value
Panera Bread Co. Class Aa	3,499	$423,764
Papa John’s International Inc.[a,b]	2,374	71,362
PetSmart Inc.	14,257	601,218
RadioShack Corp.	13,735	217,150
Regis Corp.	6,789	115,413
Rite Aid Corp.[a]	71,398	79,252
Ross Stores Inc.	14,393	1,060,620
Saks Inc.[a]	14,591	174,508
Sally Beauty Holdings Inc.[a]	11,563	171,017
Sears Holdings Corp.[a,b]	5,718	491,576
Signet Jewelers Ltd.[a]	10,309	451,019
Sonic Corp.[a]	7,228	81,098
Staples Inc.	88,263	1,865,880
Starbucks Corp.	89,689	3,245,845
Target Corp.	77,434	3,802,009
Tiffany & Co.	15,194	1,055,071
TJX Companies Inc. (The)	47,703	2,557,835
Tractor Supply Co.	8,775	542,909
Ulta Salon, Cosmetics & Fragrance Inc.[a,b]	5,770	306,906
Urban Outfitters Inc.[a]	15,726	494,740
Wal-Mart Stores Inc.	243,955	13,412,646
Walgreen Co.	111,748	4,773,875
Wendy’s/Arby’s Group Inc. Class A	40,040	192,993
Williams-Sonoma Inc.	11,395	494,657
Yum! Brands Inc.	56,365	3,023,419

		96,392,567

SOFTWARE – 0.30%
Acxiom Corp.[a]	9,588	139,601
Dun & Bradstreet Corp. (The)	6,018	494,559

		634,160

TOTAL COMMON STOCKS (Cost: $228,592,637)		209,418,263

SHORT-TERM INVESTMENTS – 2.72%

MONEY MARKET FUNDS – 2.72%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.20%[d,e,f]	4,969,562	4,969,562
BlackRock Cash Funds: Prime,
SL Agency Shares 0.21%[d,e,f]	513,280	513,280

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	211,698	$211,698

		5,694,540

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,694,540)		5,694,540

TOTAL INVESTMENTS IN SECURITIES – 102.61%
(Cost: $234,287,177)		215,112,803

Other Assets, Less Liabilities – (2.61)%		(5,474,675)

NET ASSETS – 100.00%		$209,638,128

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value

COMMON STOCKS – 99.93%

BANKS – 25.01%
Associated Banc-Corp	39,911	$582,701
BancorpSouth Inc.	17,995	243,832
Bank of America Corp.	2,336,049	28,686,682
Bank of Hawaii Corp.	11,182	545,570
Bank of New York Mellon Corp. (The)	287,307	8,320,411
BB&T Corp.	160,107	4,310,080
BOK Financial Corp.	6,158	331,177
CapitalSource Inc.	69,558	464,647
Cathay General Bancorp	18,095	308,520
City National Corp.	11,033	630,095
Comerica Inc.	40,992	1,554,827
Commerce Bancshares Inc.	17,963	764,505
Cullen/Frost Bankers Inc.	13,410	794,408
East West Bancorp Inc.	34,420	727,295
F.N.B. Corp.	26,955	295,157
Fifth Third Bancorp	212,583	2,820,976
First Financial Bankshares Inc.	4,837	268,067
First Horizon National Corp.	61,018	668,147
First Midwest Bancorp Inc.	17,674	231,529
FirstMerit Corp.	25,387	443,511
Fulton Financial Corp.	46,178	539,359
Glacier Bancorp Inc.	16,663	250,445
Hancock Holding Co.	5,966	194,850
Huntington Bancshares Inc.	200,200	1,359,358
IBERIABANK Corp.	6,223	373,442
International Bancshares Corp.	13,664	240,760
KeyCorp	204,151	1,769,989
M&T Bank Corp.	25,913	2,289,932
Marshall & Ilsley Corp.	122,207	998,431
MB Financial Inc.	12,372	255,977
National Penn Bancshares Inc.	32,172	264,132
Northern Trust Corp.	55,879	2,793,391
Old National Bancorp	20,540	212,589
PacWest Bancorp	7,383	169,735
Park National Corp.	3,048	210,556
PNC Financial Services Group Inc. (The)[a]	121,827	7,594,695
Popular Inc.[b]	238,060	749,889
PrivateBancorp Inc.	14,123	222,296
Prosperity Bancshares Inc.	10,760	493,346
Regions Financial Corp.	291,281	2,138,003

Security	Shares	Value
Signature Bank[b]	9,342	$543,798
State Street Corp.	116,251	5,411,484
Sterling Bancshares Inc.	23,195	206,204
SunTrust Banks Inc.	115,632	3,259,666
Susquehanna Bancshares Inc.	30,049	277,052
SVB Financial Group[b]	9,771	590,559
Synovus Financial Corp.	141,649	354,122
TCF Financial Corp.	31,332	488,466
Trustmark Corp.	13,278	308,581
U.S. Bancorp	442,825	11,433,741
UMB Financial Corp.	7,650	322,141
Umpqua Holdings Corp.	26,111	303,149
United Bankshares Inc.	10,202	266,884
Valley National Bancorp	37,955	543,516
Webster Financial Corp.	17,249	371,198
Wells Fargo & Co.	1,154,277	33,601,003
Westamerica Bancorporation	6,769	343,798
Whitney Holding Corp.	13,874	187,854
Wintrust Financial Corp.	8,048	271,137
Zions Bancorporation	42,619	1,042,035

		136,239,700

COMMERCIAL SERVICES – 4.04%
Equifax Inc.	28,582	1,072,682
MasterCard Inc. Class A	24,883	6,864,971
Moody’s Corp.	47,213	1,847,917
Visa Inc. Class A	114,639	8,955,599
Western Union Co.	152,917	3,249,486

		21,990,655

DIVERSIFIED FINANCIAL SERVICES – 30.18%
Affiliated Managers Group Inc.[b]	11,818	1,289,107
American Express Co.	246,588	12,102,539
Ameriprise Financial Inc.	57,482	3,567,333
BlackRock Inc.[a]	22,195	4,348,888
Capital One Financial Corp.	105,681	5,783,921
Charles Schwab Corp. (The)	224,142	4,104,040
CIT Group Inc.[b]	41,092	1,744,766
Citigroup Inc.[b]	6,712,713	30,811,353
CME Group Inc.	15,564	4,603,364
Discover Financial Services	126,138	3,133,268
E*TRADE Financial Corp.[b]	46,454	754,413
Eaton Vance Corp.	27,246	920,097
Federated Investors Inc. Class Bc	23,748	612,223

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
Franklin Resources Inc.	35,265	$4,553,417
Goldman Sachs Group Inc. (The)	99,833	15,075,781
Greenhill & Co. Inc.[c]	6,961	410,699
Intercontinental Exchange Inc.[b,c]	17,049	2,051,847
Invesco Ltd.	107,082	2,663,129
Investment Technology Group Inc.[b,c]	9,998	171,066
Janus Capital Group Inc.	43,014	523,480
Jefferies Group Inc.	29,040	701,897
JPMorgan Chase & Co.	905,514	41,318,604
KBW Inc.	8,201	186,327
Knight Capital Group Inc. Class Ab	22,587	309,894
Legg Mason Inc.	32,956	1,224,315
MF Global Holdings Ltd.[b,c]	37,873	318,512
Morgan Stanley	319,537	8,355,893
NASDAQ OMX Group Inc. (The)[b]	31,836	862,756
NYSE Euronext Inc.	60,059	2,405,363
optionsXpress Holdings Inc.	10,489	193,417
Piper Jaffray Companies Inc.[b]	4,757	170,539
Raymond James Financial Inc.	23,519	881,963
SLM Corp.[b]	112,669	1,869,179
Stifel Financial Corp.[b]	12,529	572,325
T. Rowe Price Group Inc.	60,020	3,856,285
TD Ameritrade Holding Corp.	53,954	1,162,169
Waddell & Reed Financial Inc. Class A	19,936	817,575

		164,431,744

FOREST PRODUCTS & PAPER — 0.52%
Weyerhaeuser Co.	123,752	2,847,534

		2,847,534

INSURANCE — 21.66%
ACE Ltd.	78,454	5,276,032
Aflac Inc.	109,105	6,130,610
Alleghany Corp.[b]	1,735	570,815
Allied World Assurance Co.
Holdings Ltd.	8,989	584,015
Allstate Corp. (The)	116,892	3,955,625
American Financial Group Inc.	18,122	648,224
American International Group Inc.[b,c]	29,033	904,378
American National Insurance Co.	3,396	268,624
Aon Corp.	69,377	3,619,398
Arch Capital Group Ltd.[b,c]	11,305	1,175,720
Argo Group International Holdings Ltd.[c]	7,178	225,461
Arthur J. Gallagher & Co.	24,312	724,011

Security	Shares	Value
Aspen Insurance Holdings Ltd.	16,613	$474,633
Assurant Inc.	24,612	977,096
Assured Guaranty Ltd.	38,919	661,623
Axis Capital Holdings Ltd.	28,577	1,010,483
Berkshire Hathaway Inc. Class Bb	222,984	18,574,567
Brown & Brown Inc.	26,621	688,153
Chubb Corp. (The)	70,604	4,602,675
Cincinnati Financial Corp.	35,121	1,112,633
CNO Financial Group Inc.[b]	53,327	429,816
Delphi Financial Group Inc. Class A	11,379	363,559
Endurance Specialty Holdings Ltd.[c]	10,107	448,144
Erie Indemnity Co. Class A	6,645	481,297
Everest Re Group Ltd.	11,978	1,091,435
Fidelity National Financial Inc. Class A	52,644	812,823
First American Financial Corp.	23,189	361,748
Genworth Financial Inc. Class Ab	113,377	1,382,066
Hanover Insurance Group Inc. (The)	10,552	445,505
Hartford Financial Services Group Inc. (The)	103,027	2,984,692
HCC Insurance Holdings Inc.	26,612	865,954
Horace Mann Educators Corp.	8,908	159,275
Lincoln National Corp.	72,999	2,279,759
Loews Corp.	78,762	3,486,006
Markel Corp.[b,c]	2,272	948,060
Marsh & McLennan Companies Inc.	125,397	3,797,021
MBIA Inc.[b,c]	35,816	369,621
Mercury General Corp.	6,282	249,647
MetLife Inc.	190,606	8,918,455
MGIC Investment Corp.[b]	46,854	405,756
Montpelier Re Holdings Ltd.	15,284	276,488
Old Republic International Corp.	55,740	706,226
PartnerRe Ltd.	16,196	1,301,511
Platinum Underwriters Holdings Ltd.	9,275	350,688
Principal Financial Group Inc.	69,625	2,349,844
ProAssurance Corp.[b,c]	7,091	470,842
Progressive Corp. (The)	144,656	3,173,753
Protective Life Corp.	19,750	531,473
Prudential Financial Inc.	111,934	7,098,854
Radian Group Inc.	31,766	188,372
Reinsurance Group of America Inc.	16,822	1,064,833
RenaissanceRe Holdings Ltd.	12,665	890,096
RLI Corp.	4,076	241,462
Selective Insurance Group Inc.	12,428	219,230

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
StanCorp Financial Group Inc.	10,931	$471,126
Torchmark Corp.	18,692	1,250,869
Tower Group Inc.	9,038	206,699
Transatlantic Holdings Inc.	14,607	719,979
Travelers Companies Inc. (The)	99,870	6,319,774
Unitrin Inc.	10,835	327,650
Unum Group	73,472	1,945,539
Validus Holdings Ltd.	14,652	476,776
W.R. Berkley Corp.	29,296	955,343
White Mountains Insurance Group Ltd.	1,603	573,089
Willis Group Holdings PLC	38,989	1,611,025
XL Group PLC	75,045	1,832,599

		118,019,555

REAL ESTATE – 1.07%
Brookfield Properties Corp.	60,298	1,192,695
CB Richard Ellis Group Inc. Class Ab	68,183	1,821,168
Forest City Enterprises Inc. Class Ab	27,892	535,805
Forestar Group Inc.[b,c]	8,234	161,963
Howard Hughes Corp. (The)[b]	8,743	566,284
Jones Lang LaSalle Inc.	9,722	995,338
St. Joe Co. (The)[b,c]	21,310	556,617

		5,829,870

REAL ESTATE INVESTMENT TRUSTS – 15.94%
Alexandria Real Estate Equities Inc.	12,794	1,051,027
AMB Property Corp.	38,930	1,417,052
American Campus Communities Inc.[c]	15,577	547,532
American Capital Agency Corp.	27,706	806,522
Annaly Capital Management Inc.	183,561	3,274,728
Apartment Investment and Management Co. Class A	27,001	727,947
AvalonBay Communities Inc.	19,712	2,495,736
BioMed Realty Trust Inc.	30,594	606,985
Boston Properties Inc.	32,083	3,353,636
Brandywine Realty Trust	31,780	403,606
BRE Properties Inc. Class A	15,070	764,350
Camden Property Trust[c]	15,875	996,156
CBL & Associates Properties Inc.[c]	31,822	590,935
Chimera Investment Corp.	232,674	942,330
Colonial Properties Trust[c]	18,301	387,249
CommonWealth REIT	16,960	464,534
Corporate Office Properties Trust	15,476	544,910
DCT Industrial Trust Inc.	55,610	323,094

Security	Shares	Value
Developers Diversified Realty Corp.	45,280	$667,427
DiamondRock Hospitality Co.[c]	38,341	461,626
Digital Realty Trust Inc.	20,952	1,264,244
Douglas Emmett Inc.	28,532	593,751
Duke Realty Corp.	58,845	897,386
DuPont Fabros Technology Inc.	13,694	334,955
EastGroup Properties Inc.	6,418	295,613
Entertainment Properties Trust	10,878	517,902
Equity Lifestyle Properties Inc.[c]	7,224	432,140
Equity Residential	65,491	3,911,122
Essex Property Trust Inc.	7,242	981,146
Extra Space Storage Inc.	19,960	432,134
Federal Realty Investment Trust	14,087	1,233,458
Franklin Street Properties Corp.	16,816	237,778
General Growth Properties Inc.	91,350	1,525,545
Hatteras Financial Corp.	16,700	474,447
HCP Inc.	85,882	3,402,645
Health Care REIT Inc.	39,828	2,141,552
Healthcare Realty Trust Inc.[c]	15,152	346,072
Highwoods Properties Inc.	16,621	613,315
Home Properties Inc.	8,802	558,047
Hospitality Properties Trust	28,496	688,178
Host Hotels & Resorts Inc.	154,147	2,742,275
Kilroy Realty Corp.	13,329	559,018
Kimco Realty Corp.	92,970	1,816,634
LaSalle Hotel Properties[c]	16,849	474,131
Lexington Realty Trust	27,556	275,009
Liberty Property Trust	26,143	919,449
Macerich Co. (The)	29,994	1,584,283
Mack-Cali Realty Corp.	19,838	700,678
MFA Financial Inc.	79,907	637,658
Mid-America Apartment Communities Inc.	8,009	535,402
National Retail Properties Inc.[c]	19,498	513,577
Nationwide Health Properties Inc.	29,169	1,277,602
Omega Healthcare Investors Inc.[c]	23,010	528,310
Piedmont Office Realty Trust Inc. Class A	39,892	793,851
Plum Creek Timber Co. Inc.[c]	37,667	1,623,071
Post Properties Inc.	11,298	458,699
Potlatch Corp.[c]	9,413	364,189
ProLogis	132,113	2,152,121
Public Storage	32,650	3,830,171

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
Rayonier Inc.	18,471	$1,225,736
Realty Income Corp.	27,067	962,232
Redwood Trust Inc.	16,463	260,609
Regency Centers Corp.	18,870	888,022
Senior Housing Properties Trust	32,774	777,399
Simon Property Group Inc.	67,831	7,769,363
SL Green Realty Corp.	18,040	1,488,841
Sunstone Hotel Investors Inc.[b]	27,498	287,629
Tanger Factory Outlet Centers Inc.	18,844	520,660
Taubman Centers Inc.	12,608	733,155
UDR Inc.	42,048	1,088,623
Ventas Inc.[c]	37,682	2,107,554
Vornado Realty Trust[c]	41,711	4,032,619
Washington Real Estate
Investment Trust	14,936	483,926
Weingarten Realty Investors	27,639	729,946

		86,851,254

SAVINGS & LOANS – 1.19%
Astoria Financial Corp.	20,972	303,465
Capitol Federal Financial Inc.	39,175	443,461
First Niagara Financial Group Inc.[c]	71,548	1,030,285
Hudson City Bancorp Inc.	112,902	1,075,956
New York Community Bancorp Inc.	100,742	1,672,317
People’s United Financial Inc.	80,846	1,106,782
Provident Financial Services Inc.	13,138	190,764
TFS Financial Corp.	21,536	234,311
Washington Federal Inc.	26,232	422,073

		6,479,414

SOFTWARE – 0.32%
MSCI Inc. Class Ab	27,647	980,639
SEI Investments Co.	35,209	786,217

		1,766,856

TOTAL COMMON STOCKS (Cost: $666,520,403)		544,456,582

SHORT-TERM INVESTMENTS – 2.57%

MONEY MARKET FUNDS – 2.57%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[a,d,e]	12,209,941	12,209,941

Security	Shares	Value
BlackRock Cash Funds: Prime,
SL Agency Shares 0.21%[a,d,e]	1,261,102	$1,261,102
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.01%[a,d]	526,313	526,313

		13,997,356

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,997,356)		13,997,356

TOTAL INVESTMENTS IN SECURITIES – 102.50%
(Cost: $680,517,759)		558,453,938

Other Assets, Less Liabilities – (2.50)%		(13,612,716)

NET ASSETS – 100.00%		$544,841,222

[a]	Affiliated issuer. See Note 2.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.90%

AEROSPACE & DEFENSE – 13.42%
AAR Corp.	11,044	$287,586
Alliant Techsystems Inc.	8,655	611,476
BE Aerospace Inc.[a]	26,607	1,026,764
Boeing Co. (The)	180,527	14,402,444
Curtiss-Wright Corp.	12,755	424,104
Esterline Technologies Corp.[a,b]	8,405	603,479
General Dynamics Corp.	87,736	6,388,935
Goodrich Corp.	34,491	3,047,970
Kaman Corp.	6,905	256,866
L-3 Communications Holdings Inc.	31,280	2,508,343
Lockheed Martin Corp.	79,628	6,310,519
Moog Inc. Class Aa,b	11,448	505,086
Northrop Grumman Corp.	75,573	4,807,198
Orbital Sciences Corp.[a,b]	15,512	292,091
Raytheon Co.	100,565	4,882,431
Rockwell Collins Inc.	42,919	2,708,189
Spirit AeroSystems Holdings Inc. Class Aa	29,642	729,193
Teledyne Technologies Inc.[a,b]	10,008	505,304
TransDigm Group Inc.[a]	10,417	867,736
Triumph Group Inc.	5,286	455,230
United Technologies Corp.	221,410	19,833,908

		71,454,852

AUTO MANUFACTURERS – 1.34%
Navistar International Corp.[a]	14,926	1,037,656
Oshkosh Corp.[a]	25,059	793,368
PACCAR Inc.	100,037	5,312,965

		7,143,989

AUTO PARTS & EQUIPMENT – 0.08%
Meritor Inc.[a]	25,994	447,357

		447,357

BUILDING MATERIALS – 1.08%
Eagle Materials Inc.	12,214	355,305
Lennox International Inc.	14,241	692,255
Martin Marietta Materials Inc.[b]	12,555	1,144,891
Masco Corp.	99,392	1,333,841
Owens Corning[a]	30,166	1,141,481
Quanex Building Products Corp.	10,230	214,421
Simpson Manufacturing Co. Inc.	10,399	290,340

Security	Shares	Value
Texas Industries Inc.	6,461	$272,460
USG Corp.[a,b]	19,310	297,760

		5,742,754

CHEMICALS – 0.57%
Sherwin-Williams Co. (The)	25,129	2,067,866
Valspar Corp. (The)	24,914	979,369

		3,047,235

COMMERCIAL SERVICES – 3.54%
ABM Industries Inc.	12,260	298,163
Alliance Data Systems Corp.[a,b]	14,262	1,354,890
Coinstar Inc.[a,b]	8,057	434,917
Convergys Corp.[a]	30,022	435,319
CoreLogic Inc.[a]	30,786	566,770
Corporate Executive Board Co. (The)	9,438	376,104
Corrections Corp. of America[a]	30,629	762,356
Deluxe Corp.	14,178	383,940
Euronet Worldwide Inc.[a,b]	13,296	249,300
FTI Consulting Inc.[a]	13,010	519,099
Genpact Ltd.[a]	29,042	467,286
GEO Group Inc. (The)[a]	17,818	475,384
Iron Mountain Inc.	51,150	1,629,127
Lender Processing Services Inc.	25,373	746,727
Manpower Inc.	22,635	1,499,569
Monster Worldwide Inc.[a]	36,204	594,108
PHH Corp.[a]	15,156	325,248
Quanta Services Inc.[a]	57,897	1,255,207
R.R. Donnelley & Sons Co.	56,679	1,068,966
Resources Connection Inc.	13,023	192,610
Robert Half International Inc.	40,826	1,238,253
TeleTech Holdings Inc.[a]	8,489	168,676
Towers Watson & Co. Class A	14,871	853,001
TrueBlue Inc.[a]	12,447	175,254
United Rentals Inc.[a]	16,612	488,725
Verisk Analytics Inc. Class Aa	33,506	1,102,347
VistaPrint NVa	11,125	605,200
Wright Express Corp.[a,b]	10,687	601,999

		18,868,545

COMPUTERS – 2.05%
Accenture PLC Class A	177,069	10,115,952
Jack Henry & Associates Inc.	23,947	813,480

		10,929,432

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
DISTRIBUTION & WHOLESALE – 1.29%
Fastenal Co.[b]	40,778	$2,735,796
United Stationers Inc.	6,528	470,408
W.W. Grainger Inc.	16,125	2,444,550
Watsco Inc.	6,901	489,212
WESCO International Inc.[a]	11,640	721,098

		6,861,064

ELECTRIC – 0.22%
MDU Resources Group Inc.	48,131	1,149,850

		1,149,850

ELECTRICAL COMPONENTS & EQUIPMENT – 3.69%
American Superconductor Corp.[a,b]	12,391	146,833
AMETEK Inc.	44,480	2,047,859
Belden Inc.	12,969	493,211
Emerson Electric Co.	208,636	12,676,723
EnerSys Inc.[a,b]	12,650	479,309
General Cable Corp.[a]	14,275	692,338
GrafTech International Ltd.[a]	33,544	778,221
Hubbell Inc. Class B	14,639	1,024,584
Littelfuse Inc.	6,169	383,773
Molex Inc.	17,912	483,624
Molex Inc. Class A NVS	19,738	444,500

		19,650,975

ELECTRONICS – 5.45%
Agilent Technologies Inc.[a]	96,496	4,816,115
Amphenol Corp. Class A	48,011	2,684,295
Arrow Electronics Inc.[a]	31,670	1,443,835
Avnet Inc.[a]	41,769	1,517,050
AVX Corp.	13,965	227,769
Benchmark Electronics Inc.[a,b]	17,083	288,703
Brady Corp. Class A	13,615	513,422
Checkpoint Systems Inc.[a,b]	10,981	231,260
Dionex Corp.[a]	4,814	569,737
Flextronics International Ltd.[a,b]	210,281	1,465,659
FLIR Systems Inc.	43,761	1,541,262
Itron Inc.[a]	11,078	602,976
Jabil Circuit Inc.	55,462	1,100,366
Mettler-Toledo International Inc.[a,b]	9,078	1,701,217
National Instruments Corp.	25,023	759,198
PerkinElmer Inc.	32,685	924,005
Plexus Corp.[a,b]	11,218	409,345
TE Connectivity Ltd.	123,614	4,431,562

Security	Shares	Value
Thomas & Betts Corp.[a]	14,631	$848,159
Trimble Navigation Ltd.[a]	33,239	1,556,915
Vishay Intertechnology Inc.[a]	41,551	792,793
Woodward Inc.	16,086	595,986

		29,021,629

ENGINEERING & CONSTRUCTION – 2.21%
AECOM Technology Corp.[a]	28,636	780,617
EMCOR Group Inc.[a,b]	18,369	568,888
Fluor Corp.	49,504	3,462,310
Foster Wheeler AGa,b	32,280	1,148,200
Granite Construction Inc.	9,131	248,180
Insituform Technologies Inc. Class Aa,b	10,886	275,525
Jacobs Engineering Group Inc.[a]	34,792	1,726,031
KBR Inc.	41,745	1,601,756
Shaw Group Inc. (The)[a]	23,546	915,939
URS Corp.[a]	23,119	1,034,575

		11,762,021

ENVIRONMENTAL CONTROL – 2.47%
Clean Harbors Inc.[a,b]	6,370	627,445
Mine Safety Appliances Co.	8,599	341,208
Nalco Holding Co.	35,771	1,044,871
Republic Services Inc.	86,622	2,738,988
Stericycle Inc.[a]	23,483	2,143,528
Tetra Tech Inc.[a,b]	17,266	407,823
Waste Connections Inc.	32,299	993,840
Waste Management Inc.	123,208	4,861,788

		13,159,491

FOREST PRODUCTS & PAPER – 0.63%
Louisiana-Pacific Corp.[a]	36,382	338,353
MeadWestvaco Corp.	46,620	1,570,628
Rock-Tenn Co. Class Ab	11,018	761,013
Temple-Inland Inc.	29,795	701,076

		3,371,070

HAND & MACHINE TOOLS – 0.51%
Kennametal Inc.	22,668	957,043
Lincoln Electric Holdings Inc.	11,782	925,829
Regal Beloit Corp.	10,668	808,528

		2,691,400

HOUSEHOLD PRODUCTS & WARES – 0.51%
Fortune Brands Inc.	42,042	2,736,093

		2,736,093

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
HOUSEWARES – 0.11%
Toro Co. (The)	8,698	$590,681

		590,681

IRON & STEEL – 0.08%
Schnitzer Steel Industries Inc. Class A	6,660	413,386

		413,386

MACHINERY – 10.65%
AGCO Corp.[a]	25,612	1,474,739
Astec Industries Inc.[a]	4,972	192,814
Babcock & Wilcox Co. (The)[a]	32,286	1,014,103
Bucyrus International Inc.	20,788	1,901,063
Caterpillar Inc.	159,803	18,442,864
Cognex Corp.	9,766	305,480
Cummins Inc.	49,180	5,910,452
Deere & Co.	116,359	11,345,003
Flowserve Corp.	15,440	1,955,013
Gardner Denver Inc.	14,305	1,236,095
Graco Inc.	16,634	832,199
IDEX Corp.	22,347	1,048,521
Joy Global Inc.	28,247	2,851,535
Manitowoc Co. Inc. (The)	35,851	795,534
Nordson Corp.	16,906	963,135
Robbins & Myers Inc.	10,375	451,001
Rockwell Automation Inc.	39,122	3,408,700
Terex Corp.[a]	29,873	1,038,983
Wabtec Corp.	13,327	951,281
Zebra Technologies Corp. Class Aa	15,616	613,553

		56,732,068

MANUFACTURING – 28.46%
3M Co.	180,302	17,527,157
A.O. Smith Corp.	10,721	471,402
Actuant Corp. Class A	18,596	516,225
Acuity Brands Inc.	11,926	701,249
AptarGroup Inc.	17,401	912,682
Brink’s Co. (The)	13,092	432,167
Carlisle Companies Inc.	16,882	836,334
Ceradyne Inc.[a,b]	6,885	322,631
CLARCOR Inc.	13,983	631,892
Cooper Industries PLC	46,146	3,043,329
Crane Co.	14,095	703,481
Danaher Corp.	139,320	7,696,037
Donaldson Co. Inc.	19,741	1,208,741

Security	Shares	Value
Dover Corp.	51,425	$3,498,957
Eaton Corp.	92,819	4,968,601
ESCO Technologies Inc.	7,451	273,303
General Electric Co.	2,948,207	60,290,833
Harsco Corp.	22,211	790,712
Hexcel Corp.[a]	26,711	575,088
Honeywell International Inc.	197,185	12,073,638
Illinois Tool Works Inc.	118,368	6,913,875
Ingersoll-Rand PLC	89,287	4,508,994
ITT Corp.	50,687	2,929,202
Pall Corp.	31,971	1,868,385
Parker Hannifin Corp.	44,566	4,203,465
Pentair Inc.	27,271	1,095,203
Roper Industries Inc.	25,979	2,246,924
SPX Corp.	13,832	1,195,776
Textron Inc.[b]	74,734	1,950,557
Trinity Industries Inc.	21,979	795,640
Tyco International Ltd.	130,731	6,371,829

		151,554,309

METAL FABRICATE & HARDWARE – 1.65%
Kaydon Corp.	9,313	360,413
Mueller Industries Inc.	10,341	404,540
Mueller Water Products Inc. Class A	41,780	183,832
Precision Castparts Corp.	39,094	6,040,805
Timken Co. (The)	21,334	1,203,024
Valmont Industries Inc.	5,844	615,373

		8,807,987

MINING – 0.27%
Vulcan Materials Co.[b]	31,932	1,443,326

		1,443,326

OIL & GAS SERVICES – 0.14%
World Fuel Services Corp.	19,089	755,543

		755,543

PACKAGING & CONTAINERS – 2.01%
Ball Corp.	48,856	1,822,817
Bemis Co. Inc.	29,992	939,949
Crown Holdings Inc.[a]	43,783	1,637,484
Greif Inc. Class A	6,881	427,310
Owens-Illinois Inc.[a]	45,630	1,353,842
Packaging Corp. of America	28,277	806,743
Sealed Air Corp.	43,692	1,125,943
Silgan Holdings Inc.	13,990	641,582

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
Smurfit-Stone Container Corp.[a]	25,138	$967,310
Sonoco Products Co.	28,435	982,714

		10,705,694

RETAIL – 0.17%
MSC Industrial Direct Co. Inc. Class A	12,724	910,911

		910,911

SEMICONDUCTORS – 0.11%
Veeco Instruments Inc.[a,b]	11,203	572,809

		572,809

SHIPBUILDING – 0.10%
Huntington Ingalls Industries Inc.[a]	12,594	503,760

		503,760

SOFTWARE – 3.47%
Automatic Data Processing Inc.	135,911	7,386,763
Broadridge Financial Solutions Inc.	34,753	807,660
Fidelity National Information Services Inc.	70,526	2,334,411
Fiserv Inc.[a]	41,373	2,536,579
Global Payments Inc.	22,138	1,178,627
ManTech International Corp. Class Aa	6,431	282,256
Paychex Inc.	89,385	2,923,783
Total System Services Inc.	53,197	1,002,763

		18,452,842

TELECOMMUNICATIONS – 0.23%
Anixter International Inc.	8,112	609,536
Black Box Corp.	4,774	166,803
NeuStar Inc. Class Aa	17,473	469,849

		1,246,188

TEXTILES – 0.24%
Cintas Corp.	34,651	1,075,914
G&K Services Inc. Class A	5,319	176,059

		1,251,973

TRANSPORTATION – 13.06%
Alexander & Baldwin Inc.	11,288	594,878
Arkansas Best Corp.	6,620	152,326
C.H. Robinson Worldwide Inc.	45,872	3,678,017
Con-way Inc.	15,181	590,845
CSX Corp.	102,213	8,043,141
Expeditors International of Washington Inc.	58,949	3,199,162
FedEx Corp.	81,146	7,763,238

Security	Shares	Value
Forward Air Corp.	7,790	$261,900
Genesee & Wyoming Inc. Class Aa,b	10,692	662,690
Heartland Express Inc.	15,520	267,720
Hub Group Inc. Class Aa,b	10,398	418,831
J.B. Hunt Transport Services Inc.	25,536	1,217,557
Kansas City Southern Industries Inc.[a]	28,140	1,635,215
Kirby Corp.[a]	14,938	848,180
Knight Transportation Inc.	16,082	289,637
Landstar System Inc.	13,248	627,955
Norfolk Southern Corp.	98,275	7,339,177
Old Dominion Freight Line Inc.[a,b]	12,582	470,818
Overseas Shipholding Group Inc.	7,320	203,935
Ryder System Inc.	14,286	764,301
Teekay Corp.	11,794	400,878
Union Pacific Corp.	135,666	14,037,361
United Parcel Service Inc. Class B	201,378	15,097,309
UTi Worldwide Inc.	28,028	628,107
Werner Enterprises Inc.	14,392	376,639

		69,569,817

TRUCKING & LEASING – 0.09%
GATX Corp.	11,135	470,676

		470,676

TOTAL COMMON STOCKS (Cost: $526,280,240)		532,019,727

SHORT-TERM INVESTMENTS – 2.80%

MONEY MARKET FUNDS – 2.80%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[c,d,e]	13,184,087	13,184,087
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[c,d,e]	1,361,716	1,361,716
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	347,247	347,247

		14,893,050

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,893,050)		14,893,050

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2011

Value
TOTAL INVESTMENTS IN SECURITIES – 102.70%
(Cost: $541,173,290)	$546,912,777

Other Assets, Less Liabilities – (2.70)%	(14,384,223)

NET ASSETS – 100.00%	$532,528,554

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.92%

BANKS – 40.97%
Associated Banc-Corp	30,567	$446,278
BancorpSouth Inc.	14,177	192,098
Bank of America Corp.	1,773,938	21,783,959
Bank of Hawaii Corp.	8,414	410,519
Bank of New York Mellon Corp. (The)	218,209	6,319,333
BB&T Corp.	121,708	3,276,379
BOK Financial Corp.	4,673	251,314
CapitalSource Inc.	52,855	353,071
Cathay General Bancorp	13,886	236,756
City National Corp.	8,397	479,553
Comerica Inc.	31,039	1,177,309
Commerce Bancshares Inc.	13,679	582,178
Cullen/Frost Bankers Inc.	10,187	603,478
East West Bancorp Inc.	26,160	552,761
F.N.B. Corp.	20,564	225,176
Fifth Third Bancorp	161,407	2,141,871
First Financial Bankshares Inc.	3,658	202,726
First Horizon National Corp.	46,051	504,258
First Midwest Bancorp Inc.	13,445	176,130
FirstMerit Corp.	19,052	332,838
Fulton Financial Corp.	34,872	407,305
Glacier Bancorp Inc.	12,621	189,694
Hancock Holding Co.	4,296	140,307
Huntington Bancshares Inc.	152,004	1,032,107
IBERIABANK Corp.	4,719	283,187
International Bancshares Corp.[a]	10,524	185,433
KeyCorp	154,645	1,340,772
M&T Bank Corp.	19,636	1,735,233
Marshall & Ilsley Corp.	92,759	757,841
MB Financial Inc.	9,470	195,934
National Penn Bancshares Inc.	24,742	203,132
Northern Trust Corp.	42,476	2,123,375
Old National Bancorp	15,742	162,930
PacWest Bancorp	5,606	128,882
Park National Corp.	2,348	162,200
PNC Financial Services Group Inc. (The)[b]	92,539	5,768,881
Popular Inc.[c]	180,801	569,523
PrivateBancorp Inc.	11,070	174,242
Prosperity Bancshares Inc.	8,147	373,540
Regions Financial Corp.	221,552	1,626,192

Security	Shares	Value
Signature Bank[c]	7,171	$417,424
State Street Corp.	88,288	4,109,806
Sterling Bancshares Inc.	18,296	162,651
SunTrust Banks Inc.	87,720	2,472,827
Susquehanna Bancshares Inc.	23,281	214,651
SVB Financial Group[c]	7,453	450,459
Synovus Financial Corp.	112,605	281,513
TCF Financial Corp.	23,692	369,358
Trustmark Corp.	10,171	236,374
U.S. Bancorp	336,327	8,683,963
UMB Financial Corp.	5,776	243,227
Umpqua Holdings Corp.	20,390	236,728
United Bankshares Inc.[a]	7,623	199,418
Valley National Bancorp	28,656	410,354
Webster Financial Corp.	13,028	280,363
Wells Fargo & Co.	876,516	25,515,381
Westamerica Bancorporation	5,131	260,604
Whitney Holding Corp.	9,965	134,926
Wintrust Financial Corp.	6,137	206,756
Zions Bancorporation	32,259	788,733

		103,484,211

COMMERCIAL SERVICES – 6.61%
Equifax Inc.	21,724	815,302
MasterCard Inc. Class A	18,902	5,214,873
Moody’s Corp.	35,906	1,405,361
Visa Inc. Class A	87,074	6,802,221
Western Union Co.	116,142	2,468,017

		16,705,774

DIVERSIFIED FINANCIAL SERVICES – 49.44%
Affiliated Managers Group Inc.[c]	8,987	980,302
American Express Co.	187,282	9,191,801
Ameriprise Financial Inc.	43,626	2,707,430
BlackRock Inc.[b]	16,845	3,300,609
Capital One Financial Corp.	80,285	4,393,998
Charles Schwab Corp. (The)	170,284	3,117,900
CIT Group Inc.[c]	31,217	1,325,474
Citigroup Inc.[c]	5,097,438	23,397,240
CME Group Inc.	11,825	3,497,480
Discover Financial Services	95,681	2,376,716
E*TRADE Financial Corp.[c]	35,473	576,082
Eaton Vance Corp.	20,781	701,774
Federated Investors Inc. Class Ba	18,119	467,108

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2011

Security	Shares	Value
Franklin Resources Inc.	26,778	$3,457,575
Goldman Sachs Group Inc. (The)	75,818	11,449,276
Greenhill & Co. Inc.[a]	5,208	307,272
IntercontinentalExchange Inc.[c]	12,953	1,558,894
Invesco Ltd.[a]	81,300	2,021,931
Investment Technology Group Inc.[a,c]	7,453	127,521
Janus Capital Group Inc.	32,470	395,160
Jefferies Group Inc.	22,154	535,462
JPMorgan Chase & Co.	687,603	31,375,325
KBW Inc.	6,263	142,295
Knight Capital Group Inc. Class Aa,c	17,279	237,068
Legg Mason Inc.	25,044	930,385
MF Global Holdings Ltd.[a,c]	28,995	243,848
Morgan Stanley	242,712	6,346,919
NASDAQ OMX Group Inc. (The)[c]	24,239	656,877
NYSE Euronext Inc.	45,585	1,825,679
optionsXpress Holdings Inc.	7,983	147,207
Piper Jaffray Companies Inc.[c]	3,707	132,896
Raymond James Financial Inc.	17,901	671,288
SLM Corp.[c]	85,538	1,419,075
Stifel Financial Corp.[c]	9,360	427,565
T. Rowe Price Group Inc.	45,566	2,927,615
TD Ameritrade Holding Corp.	40,860	880,124
Waddell & Reed Financial Inc. Class A	15,216	624,008

		124,875,179

INSURANCE – 0.42%
Fidelity National Financial Inc. Class A	40,183	620,425
MGIC Investment Corp.[c]	35,764	309,716
Radian Group Inc.	23,975	142,172

		1,072,313

SAVINGS & LOANS – 1.95%
Astoria Financial Corp.	15,534	224,777
Capitol Federal Financial Inc.	29,566	334,687
First Niagara Financial Group Inc.[a]	54,309	782,044
Hudson City Bancorp Inc.	86,075	820,295
New York Community Bancorp Inc.	76,634	1,272,125
People’s United Financial Inc.	61,587	843,126
Provident Financial Services Inc.	10,009	145,331
TFS Financial Corp.	16,905	183,926
Washington Federal Inc.	19,848	319,354
		4,925,665

Security	Shares	Value
SOFTWARE – 0.53%
MSCI Inc. Class Ac	20,877	$740,507
SEI Investments Co.	26,922	601,168

		1,341,675

TOTAL COMMON STOCKS (Cost: $304,555,405)		252,404,817

SHORT-TERM INVESTMENTS – 0.73%

MONEY MARKET FUNDS – 0.73%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[b,d,e]	1,583,347	1,583,347
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[b,d,e]	163,536	163,536
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[b,d]	93,889	93,889

		1,840,772

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,840,772)		1,840,772

TOTAL INVESTMENTS IN SECURITIES – 100.65%
(Cost: $306,396,177)		254,245,589

Other Assets, Less Liabilities – (0.65)%		(1,653,598)

NET ASSETS – 100.00%		$252,591,991

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	Non-income earning security.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.90%

REAL ESTATE MANAGEMENT/SERVICES – 2.95%
CB Richard Ellis Group Inc. Class Aa	2,566,648	$68,555,168
Jones Lang LaSalle Inc.	367,025	37,576,020

		106,131,188

REAL ESTATE OPERATING/ DEVELOPMENT – 6.51%
Brookfield Properties Corp.	2,261,619	44,734,824
Forest City Enterprises Inc. Class Aa	1,054,128	20,249,799
Forestar Group Inc.[a,b]	313,485	6,166,250
Howard Hughes Corp. (The)[a]	329,796	21,360,887
Plum Creek Timber Co. Inc.[b]	1,421,205	61,239,723
Potlatch Corp.[b]	349,011	13,503,236
Rayonier Inc.	693,925	46,048,863
St. Joe Co. (The)[a,b]	800,288	20,903,522

		234,207,104

REITs - APARTMENTS – 13.67%
American Campus Communities Inc.[b]	582,579	20,477,652
Apartment Investment and Management Co. Class A	1,021,146	27,530,096
AvalonBay Communities Inc.	743,331	94,113,138
BRE Properties Inc. Class A	565,023	28,657,966
Camden Property Trust	599,133	37,595,596
Equity Residential[b]	2,468,539	147,421,149
Essex Property Trust Inc.	273,439	37,045,516
Home Properties Inc.	327,402	20,757,287
Mid-America Apartment Communities Inc.[b]	298,014	19,922,236
Post Properties Inc.[b]	422,953	17,171,892
UDR Inc.	1,589,015	41,139,598

		491,832,126

REITs - DIVERSIFIED – 12.50%
Colonial Properties Trust[b]	679,000	14,367,640
Digital Realty Trust Inc.[b]	789,818	47,657,618
Duke Realty Corp.	2,201,908	33,579,097
DuPont Fabros Technology Inc.[b]	515,712	12,614,315
Entertainment Properties Trust	405,595	19,310,378
Lexington Realty Trust	1,048,345	10,462,483
Liberty Property Trust	989,287	34,793,224
Vornado Realty Trust	1,571,793	151,960,947
Washington Real Estate Investment Trust	559,524	18,128,578

Security	Shares	Value
Weyerhaeuser Co.	4,657,626	$107,171,974

		450,046,254

REITs - HEALTH CARE – 11.08%
HCP Inc.	3,236,857	128,244,274
Health Care REIT Inc.	1,502,176	80,772,004
Healthcare Realty Trust Inc.	562,903	12,856,705
Nationwide Health Properties Inc.	1,102,209	48,276,754
Omega Healthcare Investors Inc.[b]	859,366	19,731,043
Senior Housing Properties Trust	1,239,350	29,397,382
Ventas Inc.[b]	1,421,265	79,491,351

		398,769,513

REITs - HOTELS – 4.88%
DiamondRock Hospitality Co.[b]	1,445,384	17,402,424
Hospitality Properties Trust[b]	1,078,160	26,037,564
Host Hotels & Resorts Inc.[b]	5,812,357	103,401,831
LaSalle Hotel Properties[b]	637,681	17,944,343
Sunstone Hotel Investors Inc.[a,b]	1,029,694	10,770,599

		175,556,761

REITs - MANUFACTURED HOMES – 0.45%
Equity Lifestyle Properties Inc.[b]	269,301	16,109,586

		16,109,586

REITs - MORTGAGE – 6.70%
American Capital Agency Corp.	1,046,082	30,451,447
Annaly Capital Management Inc.	6,917,611	123,410,180
Chimera Investment Corp.	8,803,238	35,653,114
Hatteras Financial Corp.	629,963	17,897,249
MFA Financial Inc.	3,012,894	24,042,894
Redwood Trust Inc.[b]	610,522	9,664,563

		241,119,447

REITs - OFFICE PROPERTY – 11.87%
Alexandria Real Estate Equities Inc.	483,267	39,700,384
BioMed Realty Trust Inc.	1,141,416	22,645,693
Boston Properties Inc.	1,209,034	126,380,324
Brandywine Realty Trust	1,174,255	14,913,039
CommonWealth REIT	629,401	17,239,293
Corporate Office Properties Trust	584,122	20,566,936
Douglas Emmett Inc.	1,077,352	22,419,695
Franklin Street Properties Corp.	631,323	8,926,907
Highwoods Properties Inc.[b]	563,485	20,792,597
Kilroy Realty Corp.	500,770	21,002,294
Mack-Cali Realty Corp.	750,633	26,512,358

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2011

Security	Shares	Value
Piedmont Office Realty Trust Inc. Class A	1,508,707	$30,023,269
SL Green Realty Corp.	679,712	56,096,631

		427,219,420

REITs - OUTLET CENTERS – 1.54%
National Retail Properties Inc.[b]	727,137	19,152,789
Realty Income Corp.	1,021,740	36,322,857

		55,475,646

REITs - REGIONAL MALLS – 12.78%
CBL & Associates Properties Inc.[b]	1,202,652	22,333,247
General Growth Properties Inc.	3,433,300	57,336,110
Macerich Co. (The)	1,132,567	59,822,189
Simon Property Group Inc.	2,554,905	292,638,819
Taubman Centers Inc.	475,885	27,672,713

		459,803,078

REITs - SHOPPING CENTERS – 6.13%
Developers Diversified Realty Corp.	1,694,382	24,975,191
Federal Realty Investment Trust	531,463	46,534,900
Kimco Realty Corp.[b]	3,506,967	68,526,135
Regency Centers Corp.	714,571	33,627,711
Tanger Factory Outlet Centers Inc.	703,253	19,430,881
Weingarten Realty Investors[b]	1,045,076	27,600,457

		220,695,275

REITs - STORAGE – 4.46%
Extra Space Storage Inc.	755,116	16,348,261
Public Storage	1,230,376	144,335,409

		160,683,670

REITs - WAREHOUSE/INDUSTRIAL – 4.38%
AMB Property Corp.	1,468,116	53,439,422
DCT Industrial Trust Inc.	2,120,848	12,322,127
EastGroup Properties Inc.	235,819	10,861,823
ProLogis	4,966,854	80,910,052

		157,533,424

TOTAL COMMON STOCKS (Cost: $3,443,441,593)		3,595,182,492

SHORT-TERM INVESTMENTS – 9.56%

MONEY MARKET FUNDS – 9.56%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[c,d,e]	306,004,163	306,004,163

Security	Shares	Value
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[c,d,e]	31,605,589	$31,605,589
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	6,360,322	6,360,322

		343,970,074

TOTAL SHORT-TERM INVESTMENTS
(Cost: $343,970,074)		343,970,074

TOTAL INVESTMENTS IN SECURITIES – 109.46%
(Cost: $3,787,411,667)		3,939,152,566

Other Assets, Less Liabilities – (9.46)%		(340,382,163)

NET ASSETS – 100.00%		$3,598,770,403

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.86%

ADVERTISING – 0.25%
Omnicom Group Inc.	8,080	$397,455

		397,455

AEROSPACE & DEFENSE – 0.04%
Spirit AeroSystems Holdings Inc. Class Aa	2,859	70,331

		70,331

AIRLINES – 0.04%
AMR Corp.[a]	2,067	12,133
Southwest Airlines Co.	4,990	58,633

		70,766

APPAREL – 1.14%
Coach Inc.	7,941	474,951
Deckers Outdoor Corp.[a]	1,027	87,151
Liz Claiborne Inc.[a,b]	2,439	15,341
Nike Inc. Class B	9,854	811,181
Phillips-Van Heusen Corp.	1,757	123,711
Timberland Co. Class Aa	1,072	48,444
VF Corp.	2,316	232,897

		1,793,676

AUTO PARTS & EQUIPMENT – 0.72%
BorgWarner Inc.[a]	3,049	235,505
Fuel Systems Solutions Inc.[a]	431	12,811
Johnson Controls Inc.	18,021	738,861
Modine Manufacturing Co.[a,b]	1,273	22,672
WABCO Holdings Inc.[a]	1,716	126,727

		1,136,576

BANKS – 6.58%
Bank of Hawaii Corp.	1,302	63,525
Bank of New York Mellon Corp. (The)	33,150	960,024
BB&T Corp.	18,568	499,851
Cathay General Bancorp	2,033	34,663
Comerica Inc.	4,716	178,878
Fifth Third Bancorp	24,482	324,876
First Horizon National Corp.	6,930	75,883
Heartland Financial USA Inc.	368	5,785
KeyCorp	25,337	219,672
M&T Bank Corp.	2,240	197,949
Northern Trust Corp.	5,830	291,442
PNC Financial Services Group Inc. (The)[c]	14,053	876,064
Popular Inc.[a]	27,067	85,261

Security	Shares	Value
Regions Financial Corp.	33,639	$246,910
State Street Corp.	13,424	624,887
SunTrust Banks Inc.	14,365	404,949
Synovus Financial Corp.	17,713	44,282
U.S. Bancorp	51,367	1,326,296
Umpqua Holdings Corp.	2,972	34,505
Wells Fargo & Co.	133,441	3,884,467

		10,380,169

BEVERAGES – 1.99%
Green Mountain Coffee Roasters Inc.[a]	3,010	201,549
Peet’s Coffee & Tea Inc.[a,b]	333	15,478
PepsiCo Inc.	42,412	2,921,763

		3,138,790

BIOTECHNOLOGY – 1.64%
Affymetrix Inc.[a,b]	1,812	9,785
Amgen Inc.[a]	25,296	1,438,078
Biogen Idec Inc.[a]	6,373	620,411
Illumina Inc.[a,b]	3,331	236,434
Life Technologies Corp.[a]	5,014	276,773

		2,581,481

BUILDING MATERIALS – 0.18%
Apogee Enterprises Inc.	707	10,096
Broadwind Energy Inc.[a,b]	1,379	2,276
Masco Corp.	9,565	128,362
Owens Corning[a]	3,031	114,693
Simpson Manufacturing Co. Inc.	1,076	30,042

		285,469

CHEMICALS – 1.73%
Air Products and Chemicals Inc.	5,732	547,521
Airgas Inc.	2,119	147,165
Celanese Corp. Series A	4,170	208,166
Ecolab Inc.	6,186	326,373
H.B. Fuller Co.	1,249	27,291
Lubrizol Corp.	1,758	236,486
Minerals Technologies Inc.	492	33,456
Praxair Inc.	8,188	871,367
Sigma-Aldrich Corp.	3,257	229,879
Valspar Corp. (The)	2,521	99,100
Zoltek Companies Inc.[a,b]	881	11,321

		2,738,125

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2011

Security	Shares	Value
COMMERCIAL SERVICES – 0.86%
Capella Education Co.[a]	383	$18,997
Convergys Corp.[a]	3,347	48,531
Cross Country Healthcare Inc.[a]	776	5,758
Deluxe Corp.	1,412	38,237
DeVry Inc.	1,706	90,247
Kelly Services Inc. Class Aa,b	791	15,116
Manpower Inc.	2,181	144,491
McKesson Corp.	6,762	561,314
Monster Worldwide Inc.[a,b]	3,265	53,579
PHH Corp.[a]	1,440	30,902
Quanta Services Inc.[a]	5,634	122,145
R.R. Donnelley & Sons Co.	5,576	105,163
Robert Half International Inc.	3,775	114,496
Team Inc.[a]	490	12,226

		1,361,202

COMPUTERS – 7.19%
Dell Inc.[a]	46,770	725,403
Echelon Corp.[a]	774	7,361
EMC Corp.[a,b]	55,154	1,563,064
FactSet Research Systems Inc.	1,176	128,666
Hewlett-Packard Co.	60,687	2,449,934
Imation Corp.[a,b]	942	9,674
International Business Machines Corp.	33,248	5,671,443
Lexmark International Inc. Class Aa,b	2,100	67,725
NetApp Inc.[a]	9,569	497,397
Seagate Technology PLC	12,650	222,893

		11,343,560

COSMETICS & PERSONAL CARE – 4.23%
Alberto-Culver Co.	2,370	88,496
Avon Products Inc.	11,471	337,018
Colgate-Palmolive Co.	12,932	1,090,814
Estee Lauder Companies Inc. (The)
Class A	3,031	294,007
Procter & Gamble Co. (The)	74,911	4,861,724

		6,672,059

DISTRIBUTION & WHOLESALE – 0.45%
Fastenal Co.[b]	3,557	238,639
Genuine Parts Co.	4,196	225,325
W.W. Grainger Inc.	1,571	238,164

		702,128

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES – 3.37%
American Express Co.	29,008	$1,423,713
BlackRock Inc.[c]	2,363	463,006
Capital One Financial Corp.	12,215	668,527
Charles Schwab Corp. (The)	27,193	497,904
CME Group Inc.	1,792	530,020
Franklin Resources Inc.	4,203	542,691
Invesco Ltd.	12,345	307,020
Legg Mason Inc.	4,097	152,204
NYSE Euronext Inc.	7,000	280,350
T. Rowe Price Group Inc.	6,878	441,911
TradeStation Group Inc.[a,b]	1,054	10,171

		5,317,517

ELECTRIC – 1.12%
Alliant Energy Corp.	2,962	117,118
Avista Corp.	1,518	36,963
Calpine Corp.[a]	9,501	159,142
CenterPoint Energy Inc.	10,780	200,508
Cleco Corp.	1,646	57,775
Consolidated Edison Inc.	7,783	405,650
IDACORP Inc.	1,298	50,895
ITC Holdings Corp.	1,365	96,819
MGE Energy Inc.	644	27,054
Northeast Utilities	4,724	168,174
NSTAR	2,770	128,251
OGE Energy Corp.	2,629	139,784
Ormat Technologies Inc.	569	14,168
Pepco Holdings Inc.	6,062	116,815
Portland General Electric Co.	2,051	51,193

		1,770,309

ELECTRICAL COMPONENTS & EQUIPMENT – 1.07%
American Superconductor Corp.[a,b]	1,259	14,919
AMETEK Inc.	4,303	198,110
Emerson Electric Co.	20,156	1,224,679
Energy Conversion Devices Inc.[a,b]	1,128	2,256
General Cable Corp.[a]	1,396	67,706
Hubbell Inc. Class B	1,408	98,546
Molex Inc.	1,696	45,792
SunPower Corp. Class Aa,b	1,531	33,330

		1,685,338

ELECTRONICS – 0.87%
Arrow Electronics Inc.[a]	3,117	142,104

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2011

Security	Shares	Value
Brady Corp. Class A	1,332	$50,230
Dionex Corp.[a]	473	55,979
Garmin Ltd.[a]	3,088	105,702
Itron Inc.[a]	1,072	58,349
Thermo Fisher Scientific Inc.[a,b]	10,622	637,214
Thomas & Betts Corp.[a]	1,375	79,709
Waters Corp.[a]	2,450	240,100

		1,369,387

ENERGY - ALTERNATE SOURCES – 0.15%
Clean Energy Fuels Corp.[a,b]	1,246	21,232
First Solar Inc.[a,b]	1,489	207,820

		229,052

ENGINEERING & CONSTRUCTION – 0.05%
EMCOR Group Inc.[a,b]	1,800	55,746
Granite Construction Inc.	965	26,229

		81,975

ENVIRONMENTAL CONTROL – 0.27%
Calgon Carbon Corp.[a]	1,576	27,044
Darling International Inc.[a]	3,093	50,014
Nalco Holding Co.	3,671	107,230
Stericycle Inc.[a,b]	2,177	198,717
Tetra Tech Inc.[a]	1,689	39,894

		422,899

FOOD – 3.25%
Campbell Soup Co.	5,402	181,453
Dean Foods Co.[a]	4,900	54,831
Flowers Foods Inc.	2,216	67,721
General Mills Inc.	17,110	660,104
H.J. Heinz Co.	8,589	440,014
Hain Celestial Group Inc.[a,b]	1,151	39,145
J.M. Smucker Co. (The)	3,212	241,125
Kellogg Co.	6,903	395,335
Kraft Foods Inc. Class A	46,758	1,570,134
McCormick & Co. Inc. NVS	3,252	159,738
Safeway Inc.	9,994	242,954
Sara Lee Corp.	16,295	312,864
Sysco Corp.	15,616	451,459
Tootsie Roll Industries Inc.[b]	593	17,577
United Natural Foods Inc.[a,b]	1,242	53,021
Whole Foods Market Inc.	3,916	245,768

		5,133,243

Security	Shares	Value

FOREST PRODUCTS & PAPER – 0.21%
Domtar Corp.	1,136	$105,671
MeadWestvaco Corp.	4,515	152,110
Rock-Tenn Co. Class Ab	991	68,449
Wausau Paper Corp.	1,263	8,525

		334,755

GAS – 0.51%
AGL Resources Inc.	2,062	85,594
Atmos Energy Corp.	2,447	85,376
National Fuel Gas Co.	1,879	137,731
New Jersey Resources Corp.	1,076	47,107
Nicor Inc.	1,215	67,347
NiSource Inc.	7,386	143,658
Northwest Natural Gas Co.	686	31,721
Piedmont Natural Gas Co.	1,895	60,166
UGI Corp.	2,923	97,336
WGL Holdings Inc.	1,366	53,984

		810,020

HAND & MACHINE TOOLS – 0.31%
Lincoln Electric Holdings Inc.	1,136	89,267
Snap-on Inc.	1,550	95,743
Stanley Black & Decker Inc.	4,207	305,639

		490,649

HEALTH CARE - PRODUCTS – 6.61%
Baxter International Inc.	15,572	886,047
Beckman Coulter Inc.	1,850	153,272
Becton, Dickinson and Co.	6,146	528,187
Edwards Lifesciences Corp.[a,b]	3,070	265,094
Gen-Probe Inc.[a]	1,276	105,806
Henry Schein Inc.[a]	2,454	179,314
Hill-Rom Holdings Inc.	1,692	76,157
IDEXX Laboratories Inc.[a]	1,526	124,262
Intuitive Surgical Inc.[a]	1,054	368,584
Invacare Corp.	802	26,386
Johnson & Johnson	73,494	4,830,026
Medtronic Inc.	28,921	1,207,452
Patterson Companies Inc.	2,460	85,387
St. Jude Medical Inc.	9,176	490,365
Stryker Corp.	7,981	470,879
TECHNE Corp.	946	73,514
Varian Medical Systems Inc.[a,b]	3,193	224,148

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2011

Security	Shares	Value
Zimmer Holdings Inc.[a]	5,285	$344,846

		10,439,726

HEALTH CARE - SERVICES – 0.94%
Health Management Associates Inc. Class Aa,b	6,763	76,287
Humana Inc.[a]	4,496	342,236
Molina Healthcare Inc.[a]	439	18,877
Quest Diagnostics Inc.	4,342	244,802
WellPoint Inc.	10,531	808,675

		1,490,877

HOME BUILDERS – 0.06%
KB Home	2,178	25,722
Pulte Group Inc.[a]	9,241	75,129

		100,851

HOME FURNISHINGS – 0.17%
Harman International Industries Inc.	1,862	90,363
Whirlpool Corp.	2,045	176,238

		266,601

HOUSEHOLD PRODUCTS & WARES – 0.87%
Avery Dennison Corp.	2,642	110,277
Church & Dwight Co. Inc.	1,906	157,207
Clorox Co. (The)	3,726	259,553
Kimberly-Clark Corp.	10,907	720,517
Tupperware Brands Corp.	1,687	107,411
WD-40 Co.	428	17,762

		1,372,727

INSURANCE – 2.46%
Aflac Inc.	12,593	707,601
Chubb Corp. (The)	8,151	531,364
CIGNA Corp.	7,262	340,079
Cincinnati Financial Corp.	4,113	130,300
Erie Indemnity Co. Class A	820	59,393
Hartford Financial Services Group Inc. (The)	11,287	326,984
Lincoln National Corp.	8,481	264,862
Phoenix Companies Inc. (The)[a]	2,966	7,978
Principal Financial Group Inc.	8,572	289,305
Progressive Corp. (The)	16,821	369,053
StanCorp Financial Group Inc.	1,212	52,237
Travelers Companies Inc. (The)	12,329	780,179

Security	Shares	Value
Wesco Financial Corp.	40	$15,680

		3,875,015

INTERNET – 3.78%
eBay Inc.[a]	31,433	1,081,295
Google Inc. Class Aa	6,648	3,617,177
Netflix Inc.[a,b]	1,192	277,342
Symantec Corp.[a]	20,781	408,347
Yahoo! Inc.[a]	33,089	587,330

		5,971,491

IRON & STEEL – 0.28%
Nucor Corp.	8,424	395,591
Schnitzer Steel Industries Inc. Class A	621	38,545

		434,136

LEISURE TIME – 0.15%
Harley-Davidson Inc.	6,302	234,813

		234,813

LODGING – 0.02%
Choice Hotels International Inc.	820	30,652

		30,652

MACHINERY – 1.57%
Cummins Inc.	5,034	604,986
Deere & Co.	11,354	1,107,015
Gardner Denver Inc.	1,391	120,196
Graco Inc.	1,619	80,998
Kadant Inc.[a,b]	315	9,718
Lindsay Corp.[b]	326	23,902
Nordson Corp.	1,646	93,773
Rockwell Automation Inc.	3,798	330,920
Tennant Co.	479	19,649
Wabtec Corp.	1,284	91,652

		2,482,809

MANUFACTURING – 2.61%
3M Co.	18,177	1,766,986
A.O. Smith Corp.	1,027	45,157
CLARCOR Inc.	1,367	61,775
Cooper Industries PLC	4,353	287,080
Donaldson Co. Inc.	1,946	119,154
Eastman Kodak Co.[a]	6,883	19,135
Illinois Tool Works Inc.	11,264	657,930
Ingersoll-Rand PLC	8,676	438,138
Leggett & Platt Inc.	3,941	103,609

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2011

Security	Shares	Value
Pall Corp.	3,091	$180,638
Pentair Inc.	2,630	105,621
Roper Industries Inc.	2,518	217,782
SPX Corp.	1,336	115,497

		4,118,502

MEDIA – 1.53%
Discovery Communications Inc. Series Aa,b	3,677	162,744
John Wiley & Sons Inc. Class A	1,207	61,472
New York Times Co. (The) Class Aa	3,562	28,959
Scholastic Corp.	740	19,447
Walt Disney Co. (The)	48,139	2,074,791
Washington Post Co. (The) Class Bb	143	62,334

		2,409,747

METAL FABRICATE & HARDWARE – 0.10%
Timken Co. (The)	2,187	123,325
Worthington Industries Inc.	1,601	34,533

		157,858

MINING – 0.31%
Alcoa Inc.	27,374	465,358
Horsehead Holding Corp.[a,b]	1,123	17,710

		483,068

OFFICE & BUSINESS EQUIPMENT – 0.32%
Pitney Bowes Inc.	5,478	134,540
Xerox Corp.	37,163	374,974

		509,514

OFFICE FURNISHINGS – 0.09%
Herman Miller Inc.	1,471	38,275
HNI Corp.	1,232	33,905
Interface Inc. Class A	1,346	25,089
Knoll Inc.	1,204	23,635
Steelcase Inc. Class A	2,267	26,184

		147,088

OIL & GAS – 4.42%
Apache Corp.	10,229	1,364,242
Chesapeake Energy Corp.	17,503	589,326
Devon Energy Corp.	10,994	1,000,454
Diamond Offshore Drilling Inc.	1,869	141,801
EOG Resources Inc.	6,788	766,433
EQT Corp.	3,807	200,286
Hess Corp.	8,108	696,964

Security	Shares	Value
Newfield Exploration Co.[a]	3,579	$253,393
Noble Corp.	6,749	290,274
Noble Energy Inc.	4,694	451,891
Pioneer Natural Resources Co.	3,108	317,731
Quicksilver Resources Inc.[a]	3,232	47,995
Range Resources Corp.	4,284	241,832
Southwestern Energy Co.[a]	9,248	405,617
Ultra Petroleum Corp.[a]	4,069	206,665

		6,974,904

OIL & GAS SERVICES – 0.76%
Cameron International Corp.[a]	6,507	343,049
National Oilwell Varco Inc.	11,216	860,155

		1,203,204

PACKAGING & CONTAINERS – 0.19%
Bemis Co. Inc.	2,857	89,538
Sealed Air Corp.	4,231	109,033
Sonoco Products Co.	2,744	94,833

		293,404

PHARMACEUTICALS – 5.31%
Abbott Laboratories	41,367	2,152,739
Allergan Inc.	8,228	654,620
Amylin Pharmaceuticals Inc.[a]	3,895	51,803
Bristol-Myers Squibb Co.	45,834	1,287,935
Cubist Pharmaceuticals Inc.[a]	1,620	54,837
Endo Pharmaceuticals Holdings Inc.[a]	3,083	120,730
Gilead Sciences Inc.[a]	21,696	842,673
Hospira Inc.[a]	4,481	254,207
Merck & Co. Inc.	82,447	2,963,970

		8,383,514

PIPELINES – 0.70%
Questar Corp.	4,709	82,737
Spectra Energy Corp.	17,375	504,570
Williams Companies Inc. (The)	15,670	519,774

		1,107,081

REAL ESTATE – 0.25%
CB Richard Ellis Group Inc. Class Aa	7,817	208,792
Forest City Enterprises Inc. Class Aa	3,277	62,951
Jones Lang LaSalle Inc.	1,129	115,587

		387,330

REAL ESTATE INVESTMENT TRUSTS – 0.92%
AMB Property Corp.	4,531	164,929

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2011

Security	Shares	Value
Boston Properties Inc.	3,759	$392,928
Liberty Property Trust	3,087	108,570
ProLogis	15,291	249,090
Regency Centers Corp.	2,188	102,967
Vornado Realty Trust	4,408	426,166

		1,444,650

RETAIL – 9.03%
AutoZone Inc.[a,b]	712	201,055
Bed Bath & Beyond Inc.[a,b]	6,943	389,641
Best Buy Co. Inc.	9,075	283,322
CarMax Inc.[a]	6,005	208,374
Charming Shoppes Inc.[a]	2,960	13,409
Chipotle Mexican Grill Inc.[a,b]	824	219,835
Costco Wholesale Corp.	11,566	935,921
CVS Caremark Corp.	36,384	1,318,556
Darden Restaurants Inc.	3,531	165,851
Foot Locker Inc.	4,178	89,911
Gap Inc. (The)	11,631	270,304
Home Depot Inc. (The)	44,574	1,655,478
J.C. Penney Co. Inc.	5,713	219,665
Jack in the Box Inc.[a,b]	1,466	30,273
Kohl’s Corp.	7,806	411,454
Limited Brands Inc.	7,406	304,831
Lowe’s Companies Inc.	36,974	970,567
McDonald’s Corp.	28,273	2,214,059
Men’s Wearhouse Inc. (The)	1,320	36,815
Nordstrom Inc.	4,700	223,485
Nu Skin Enterprises Inc. Class A	1,525	48,937
Office Depot Inc.[a,b]	7,487	32,269
Pep Boys – Manny, Moe & Jack (The)	1,333	18,262
RadioShack Corp.	3,031	47,920
Staples Inc.	19,345	408,953
Starbucks Corp.	19,804	716,707
Target Corp.	17,982	882,916
Tiffany & Co.	3,373	234,221
TJX Companies Inc. (The)	10,578	567,192
Under Armour Inc. Class Aa	983	67,296
Walgreen Co.	24,800	1,059,456

		14,246,935

SAVINGS & LOANS – 0.28%
Hudson City Bancorp Inc.	12,557	119,668
New York Community Bancorp Inc.	11,015	182,849

Security	Shares	Value
People’s United Financial Inc.	9,932	$135,969

		438,486

SEMICONDUCTORS – 4.29%
Advanced Micro Devices Inc.[a]	15,478	140,850
Analog Devices Inc.	7,967	321,150
Applied Materials Inc.	35,776	561,326
Cree Inc.[a]	2,776	113,094
Entegris Inc.[a]	3,472	29,963
Intel Corp.	149,274	3,461,664
Lam Research Corp.[a]	3,283	158,602
LSI Corp.[a]	16,641	121,979
Micron Technology Inc.[a]	23,949	270,384
National Semiconductor Corp.	6,384	153,982
Novellus Systems Inc.[a]	2,430	78,003
Texas Instruments Inc.	31,449	1,117,383
Xilinx Inc.	6,947	242,172

		6,770,552

SOFTWARE – 5.39%
Adobe Systems Inc.[a]	13,606	456,481
Advent Software Inc.[a]	912	24,834
Autodesk Inc.[a]	6,099	274,333
Automatic Data Processing Inc.	13,180	716,333
BMC Software Inc.[a,b]	4,775	239,848
Cerner Corp.[a]	1,886	226,660
Compuware Corp.[a]	5,867	66,473
Electronic Arts Inc.[a]	8,924	180,086
Microsoft Corp.	206,064	5,361,785
Paychex Inc.	8,702	284,643
Red Hat Inc.[a]	5,075	240,910
Salesforce.com Inc.[a]	3,167	438,946

		8,511,332

TELECOMMUNICATIONS – 5.01%
American Tower Corp. Class Aa	10,686	558,985
Cisco Systems Inc.	148,328	2,604,640
Corning Inc.	41,773	874,727
Frontier Communications Corp.	26,622	220,164
Leap Wireless International Inc.[a]	1,735	25,747
MetroPCS Communications Inc.[a]	6,586	110,842
Plantronics Inc.	1,256	46,560
Polycom Inc.[a]	2,274	136,053
QUALCOMM Inc.	43,291	2,460,661
Sprint Nextel Corp.[a]	78,819	408,282

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2011

Security	Shares	Value
Tellabs Inc.	9,449	$46,489
Virgin Media Inc.	8,235	249,191
Windstream Corp.	13,003	166,568

		7,908,909

TOYS, GAMES & HOBBIES – 0.16%
Mattel Inc.	9,553	255,256

		255,256

TRANSPORTATION – 3.06%
Arkansas Best Corp.	643	14,795
C.H. Robinson Worldwide Inc.	4,436	355,678
CSX Corp.	10,005	787,293
Expeditors International of Washington Inc.	5,703	309,502
FedEx Corp.	7,988	764,212
Genesee & Wyoming Inc. Class Aa,b	1,050	65,079
J.B. Hunt Transport Services Inc.	2,473	117,913
Kansas City Southern Industries Inc.[a]	2,763	160,558
Norfolk Southern Corp.	9,710	725,143
Ryder System Inc.	1,373	73,456
United Parcel Service Inc. Class B	19,514	1,462,965

		4,836,594

TOTAL COMMON STOCKS (Cost: $133,460,780)		157,604,557

SHORT-TERM INVESTMENTS – 2.49%

MONEY MARKET FUNDS – 2.49%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[c,d,e]	3,258,096	3,258,096
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[c,d,e]	336,512	336,512
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	334,646	334,646

		3,929,254

TOTAL SHORT-TERM INVESTMENTS (Cost: $3,929,254)		3,929,254

Value

TOTAL INVESTMENTS IN SECURITIES – 102.35%
(Cost: $137,390,034)	$161,533,811

Other Assets, Less Liabilities – (2.35)%	(3,702,315)

NET ASSETS – 100.00%	$157,831,496

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.90%

ADVERTISING – 0.11%
Omnicom Group Inc.	3,837	$188,743

		188,743

AIRLINES – 0.26%
Southwest Airlines Co.	38,001	446,512

		446,512

APPAREL – 1.81%
Coach Inc.	4,471	267,410
Nike Inc. Class B	34,462	2,836,912

		3,104,322

AUTO MANUFACTURERS – 0.39%
Ford Motor Co.[a]	43,548	673,688

		673,688

AUTO PARTS & EQUIPMENT – 1.21%
Johnson Controls Inc.	50,838	2,084,358

		2,084,358

BANKS – 4.71%
Bank of America Corp.	89,564	1,099,846
Bank of New York Mellon Corp. (The)	18,437	533,935
BB&T Corp.	11,533	310,468
Comerica Inc.	6,183	234,521
Fifth Third Bancorp	21,711	288,105
KeyCorp	71,965	623,937
M&T Bank Corp.	5,981	528,541
Northern Trust Corp.	8,046	402,220
PNC Financial Services Group Inc. (The)[b]	4,566	284,644
State Street Corp.	9,203	428,400
SunTrust Banks Inc.	9,610	270,906
U.S. Bancorp	37,268	962,260
Wells Fargo & Co.	72,538	2,111,581

		8,079,364

BEVERAGES – 0.32%
Coca-Cola Enterprises Inc.	10,302	292,680
PepsiCo Inc.	3,650	251,448

		544,128

BIOTECHNOLOGY – 0.20%
Amgen Inc.[a]	3,143	178,679
Life Technologies Corp.[a]	3,123	172,390

		351,069

Security	Shares	Value

CHEMICALS – 1.49%
Air Products and Chemicals Inc.	7,887	$753,366
Celanese Corp. Series A	6,858	342,351
Ecolab Inc.	7,731	407,888
Lubrizol Corp.	3,587	482,523
Praxair Inc.	5,326	566,793

		2,552,921

COMMERCIAL SERVICES – 0.29%
Manpower Inc.	3,143	208,224
McKesson Corp.	3,446	286,052

		494,276

COMPUTERS – 7.65%
Accenture PLC Class A	26,234	1,498,748
Apple Inc.[a]	2,651	923,158
Dell Inc.[a,c]	221,408	3,434,038
Hewlett-Packard Co.	54,419	2,196,895
International Business Machines Corp.	28,545	4,869,206
NetApp Inc.[a]	4,003	208,076

		13,130,121

COSMETICS & PERSONAL CARE – 4.59%
Avon Products Inc.	21,055	618,596
Colgate-Palmolive Co.	12,484	1,053,025
Estee Lauder Companies Inc. (The) Class A	25,788	2,501,436
Procter & Gamble Co. (The)	57,053	3,702,740

		7,875,797

DISTRIBUTION & WHOLESALE – 0.15%
W.W. Grainger Inc.	1,664	252,262

		252,262

DIVERSIFIED FINANCIAL SERVICES – 4.34%
American Express Co.	21,473	1,053,895
Ameriprise Financial Inc.	4,801	297,950
Capital One Financial Corp.	8,923	488,356
Charles Schwab Corp. (The)	11,666	213,604
Citigroup Inc.[a]	272,883	1,252,533
CME Group Inc.	4,961	1,467,315
Eaton Vance Corp.	5,052	170,606
Franklin Resources Inc.	2,650	342,168
IntercontinentalExchange Inc.[a,c]	2,583	310,864
JPMorgan Chase & Co.	18,293	834,710

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

April 30, 2011

Security	Shares	Value
Legg Mason Inc.	5,868	$217,996
NYSE Euronext Inc.	8,011	320,841
T. Rowe Price Group Inc.	7,433	477,570

		7,448,408

ELECTRIC – 3.39%
Consolidated Edison Inc.	22,990	1,198,239
NextEra Energy Inc.	11,841	669,845
Northeast Utilities	30,753	1,094,807
PG&E Corp.	57,420	2,645,914
Xcel Energy Inc.	8,926	217,169

		5,825,974

ELECTRICAL COMPONENTS & EQUIPMENT – 0.47%
Emerson Electric Co.	13,248	804,949

		804,949

ELECTRONICS – 1.73%
Agilent Technologies Inc.[a]	27,342	1,364,639
Thermo Fisher Scientific Inc.[a]	4,057	243,380
Waters Corp.[a,c]	13,888	1,361,024

		2,969,043

FOOD – 6.20%
Campbell Soup Co.	34,391	1,155,194
General Mills Inc.	41,189	1,589,072
H.J. Heinz Co.	37,991	1,946,279
Hormel Foods Corp.	8,366	246,044
Kellogg Co.	15,029	860,711
Kraft Foods Inc. Class A	12,416	416,929
McCormick & Co. Inc. NVS	7,737	380,041
Sara Lee Corp.	113,536	2,179,891
Sysco Corp.	32,332	934,718
Whole Foods Market Inc.	14,896	934,873

		10,643,752

HEALTH CARE - PRODUCTS – 5.92%
Baxter International Inc.	24,071	1,369,640
Becton, Dickinson and Co.	45,039	3,870,652
Johnson & Johnson	63,657	4,183,538
Medtronic Inc.	17,702	739,058

		10,162,888

HEALTH CARE - SERVICES – 1.84%
Aetna Inc.	29,505	1,220,917
Coventry Health Care Inc.[a,c]	10,824	349,290
Humana Inc.[a]	4,316	328,534

Security	Shares	Value
Quest Diagnostics Inc.	6,052	$341,212
WellPoint Inc.	11,946	917,333

		3,157,286

HOME FURNISHINGS – 0.14%
Whirlpool Corp.	2,751	237,081

		237,081

HOUSEHOLD PRODUCTS & WARES – 0.72%
Avery Dennison Corp.	4,863	202,982
Clorox Co. (The)	8,300	578,178
Kimberly-Clark Corp.	6,999	462,354

		1,243,514

INSURANCE – 2.82%
ACE Ltd.	2,898	194,891
Aflac Inc.	35,738	2,008,118
Chubb Corp. (The)	7,111	463,566
CIGNA Corp.	3,934	184,229
Cincinnati Financial Corp.	9,953	315,311
Genworth Financial Inc. Class Aa	12,368	150,766
Lincoln National Corp.	11,620	362,893
Principal Financial Group Inc.	7,986	269,528
Prudential Financial Inc.	5,122	324,837
Travelers Companies Inc. (The)	5,105	323,044
XL Group PLC	10,176	248,498

		4,845,681

INTERNET – 2.02%
eBay Inc.[a]	11,684	401,930
Google Inc. Class Aa	3,845	2,092,064
Symantec Corp.[a]	27,190	534,283
Yahoo! Inc.[a]	24,990	443,573

		3,471,850

IRON & STEEL – 0.37%
Nucor Corp.	13,688	642,789

		642,789

LODGING – 0.89%
Marriott International Inc. Class A	10,464	369,379
Starwood Hotels & Resorts Worldwide Inc.	19,500	1,161,615

		1,530,994

MACHINERY – 2.86%
Caterpillar Inc.	8,337	962,173
Cummins Inc.	12,455	1,496,842

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

April 30, 2011

Security	Shares	Value
Deere & Co.	19,519	$1,903,102
Rockwell Automation Inc.	6,243	543,953

		4,906,070

MANUFACTURING – 3.82%
Cooper Industries PLC[c]	4,215	277,979
Eaton Corp.	103,040	5,515,731
Pall Corp.	6,636	387,808
Tyco International Ltd.	7,625	371,643

		6,553,161

MEDIA – 0.36%
Time Warner Cable Inc.	5,568	435,028
Washington Post Co. (The) Class Bc	438	190,924

		625,952

MINING – 0.27%
Alcoa Inc.	16,921	287,657
Freeport-McMoRan Copper & Gold Inc.	3,154	173,565

		461,222

OFFICE & BUSINESS EQUIPMENT – 0.65%
Pitney Bowes Inc.	7,004	172,018
Xerox Corp.	93,424	942,648

		1,114,666

OIL & GAS – 6.74%
Anadarko Petroleum Corp.	4,801	378,991
Apache Corp.	4,969	662,715
Chesapeake Energy Corp.	13,377	450,404
Cimarex Energy Co.	3,993	441,586
Concho Resources Inc.[a]	1,704	182,072
Denbury Resources Inc.[a]	15,330	345,998
Devon Energy Corp.	21,582	1,963,962
Diamond Offshore Drilling Inc.	2,632	199,690
EOG Resources Inc.	5,102	576,067
EQT Corp.	5,699	299,824
Marathon Oil Corp.	16,294	880,528
Newfield Exploration Co.[a]	11,662	825,670
Noble Corp.	27,553	1,185,054
Noble Energy Inc.	2,102	202,360
Pioneer Natural Resources Co.	3,271	334,394
Pride International Inc.[a]	5,814	255,293
QEP Resources Inc.	11,625	496,736
Range Resources Corp.	18,640	1,052,228
Southwestern Energy Co.[a,c]	14,708	645,093

Security	Shares	Value
Ultra Petroleum Corp.[a]	3,613	$183,504

		11,562,169

OIL & GAS SERVICES – 0.68%
Cameron International Corp.[a,c]	4,760	250,947
National Oilwell Varco Inc.	4,712	361,363
Schlumberger Ltd.	3,760	337,460
Weatherford International Ltd.[a]	9,820	211,916

		1,161,686

PACKAGING & CONTAINERS – 0.10%
Ball Corp.	4,565	170,320

		170,320

PHARMACEUTICALS – 3.81%
Abbott Laboratories	14,431	750,989
Allergan Inc.	12,486	993,386
Bristol-Myers Squibb Co.	58,876	1,654,415
Eli Lilly and Co.	4,892	181,053
Gilead Sciences Inc.[a]	14,045	545,508
Medco Health Solutions Inc.[a,c]	5,645	334,918
Merck & Co. Inc.	57,847	2,079,600

		6,539,869

PIPELINES – 2.93%
El Paso Corp.	36,422	706,951
Spectra Energy Corp.	128,535	3,732,656
Williams Companies Inc. (The)	17,769	589,398

		5,029,005

REAL ESTATE – 0.50%
CB Richard Ellis Group Inc. Class Aa	32,323	863,347

		863,347

REAL ESTATE INVESTMENT TRUSTS – 1.34%
Duke Realty Corp.	14,964	228,201
ProLogis	83,067	1,353,161
Regency Centers Corp.	4,230	199,064
Vornado Realty Trust[c]	5,309	513,274

		2,293,700

RETAIL – 8.31%
Best Buy Co. Inc.	8,600	268,492
Chipotle Mexican Grill Inc.[a,c]	630	168,078
Darden Restaurants Inc.	3,438	161,483
Gap Inc. (The)	37,804	878,565
Kohl’s Corp.	14,289	753,173
Limited Brands Inc.	34,039	1,401,045

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

April 30, 2011

Security	Shares	Value
Lowe’s Companies Inc.	12,481	$327,626
McDonald’s Corp.	27,298	2,137,706
Nordstrom Inc.	12,660	601,983
Staples Inc.	28,286	597,966
Starbucks Corp.	130,977	4,740,058
Tiffany & Co.	7,595	527,397
TJX Companies Inc. (The)	31,590	1,693,856

		14,257,428

SEMICONDUCTORS – 3.89%
Advanced Micro Devices Inc.[a]	116,020	1,055,782
Applied Materials Inc.	41,471	650,680
Intel Corp.	132,627	3,075,620
Micron Technology Inc.[a]	17,173	193,883
Texas Instruments Inc.	42,911	1,524,628
Xilinx Inc.	4,939	172,174

		6,672,767

SOFTWARE – 5.50%
Adobe Systems Inc.[a]	29,791	999,488
Autodesk Inc.[a,c]	16,860	758,363
CA Inc.	27,793	683,430
Intuit Inc.[a]	16,572	920,740
Microsoft Corp.	112,530	2,928,031
Oracle Corp.	74,770	2,695,458
Salesforce.com Inc.[a]	3,298	457,103

		9,442,613

TELECOMMUNICATIONS – 2.67%
American Tower Corp. Class Aa,c	3,382	176,912
Cisco Systems Inc.	114,906	2,017,749
Corning Inc.	25,973	543,875
Motorola Solutions Inc.[a]	7,962	365,297
QUALCOMM Inc.	22,502	1,279,014
Sprint Nextel Corp.[a]	36,900	191,142

		4,573,989

TOYS, GAMES & HOBBIES – 0.29%
Mattel Inc.	18,733	500,546

		500,546

TRANSPORTATION – 1.15%
CSX Corp.	5,465	430,041
FedEx Corp.	3,174	303,657
Norfolk Southern Corp.	3,536	264,068

Security	Shares	Value
United Parcel Service Inc. Class B	13,105	$982,482

		1,980,248

TOTAL COMMON STOCKS (Cost: $140,003,720)		171,470,528

SHORT-TERM INVESTMENTS – 3.65%

MONEY MARKET FUNDS – 3.65%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[b,d,e]	5,432,107	5,432,107
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[b,d,e]	561,054	561,054
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[b,d]	263,732	263,732

		6,256,893

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,256,893)		6,256,893

TOTAL INVESTMENTS IN SECURITIES – 103.55%
(Cost: $146,260,613)		177,727,421

Other Assets, Less Liabilities – (3.55)%		(6,086,263)

NET ASSETS – 100.00%		$171,641,158

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.89%

REITs - APARTMENTS – 20.40%
Apartment Investment and Management Co. Class A	1,307,637	$35,253,893
AvalonBay Communities Inc.	952,118	120,547,660
BRE Properties Inc. Class A	716,094	36,320,288
Camden Property Trust	767,124	48,137,031
Equity Residential[a]	3,175,074	189,615,419
Essex Property Trust Inc.	349,964	47,413,123
UDR Inc.	2,034,293	52,667,846

		529,955,260

REITs - DIVERSIFIED – 12.48%
Digital Realty Trust Inc.[a]	1,010,245	60,958,183
Duke Realty Corp.	2,816,531	42,952,098
Liberty Property Trust	1,275,746	44,867,987
Vornado Realty Trust[a]	1,814,822	175,456,991

		324,235,259

REITs - HEALTH CARE – 14.41%
HCP Inc.	4,395,828	174,162,706
Health Care REIT Inc.	1,899,403	102,130,899
Ventas Inc.[a]	1,753,927	98,097,137

		374,390,742

REITs - HOTELS – 5.09%
Host Hotels & Resorts Inc.[a]	7,432,608	132,226,096

		132,226,096

REITs - OFFICE PROPERTY – 14.14%
Alexandria Real Estate Equities Inc.	618,097	50,776,669
Boston Properties Inc.	1,564,011	163,486,070
Corporate Office Properties Trust	747,655	26,324,933
Douglas Emmett Inc.[a]	1,380,275	28,723,523
Highwoods Properties Inc.[a]	704,156	25,983,356
SL Green Realty Corp.	872,565	72,012,789

		367,307,340

REITs - REGIONAL MALLS – 10.97%
Macerich Co. (The)[a]	1,452,864	76,740,276
Simon Property Group Inc.[a]	1,819,485	208,403,812

		285,144,088

REITs - SHOPPING CENTERS – 8.75%
Federal Realty Investment Trust	687,064	60,159,324
Kimco Realty Corp.	4,532,657	88,568,118
Regency Centers Corp.	914,560	43,039,193

Security	Shares	Value
Weingarten Realty Investors	1,345,432	$35,532,859

		227,299,494

REITs - STORAGE – 7.04%
Public Storage	1,559,054	182,892,625

		182,892,625

REITs - WAREHOUSE/INDUSTRIAL – 6.61%
AMB Property Corp.	1,880,300	68,442,920
ProLogis	6,350,897	103,456,112

		171,899,032

TOTAL COMMON STOCKS (Cost: $2,502,119,596)		2,595,349,936

SHORT-TERM INVESTMENTS – 8.74%

MONEY MARKET FUNDS – 8.74%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[b,c,d]	202,966,423	202,966,423
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[b,c,d]	20,963,353	20,963,353
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[b,c]	3,052,084	3,052,084

		226,981,860

TOTAL SHORT-TERM INVESTMENTS
(Cost: $226,981,860)		226,981,860

TOTAL INVESTMENTS IN SECURITIES – 108.63%
(Cost: $2,729,101,456)		2,822,331,796

Other Assets, Less Liabilities – (8.63)%		(224,193,194)

NET ASSETS – 100.00%		$2,598,138,602

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	67

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2011

	iShares Dow Jones U.S. Basic Materials Sector Index Fund	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	iShares Dow Jones U.S. Consumer Services Sector Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$1,198,877,422	$322,473,617	$228,592,637
Affiliated issuers (Note 2)	33,517,202	6,538,439	5,694,540

Total cost of investments	$1,232,394,624	$329,012,056	$234,287,177

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$1,212,118,842	$331,296,949	$209,418,263
Affiliated issuers (Note 2)	33,517,202	6,538,439	5,694,540

Total fair value of investments	1,245,636,044	337,835,388	215,112,803
Receivables:
Dividends and interest	1,289,572	516,838	86,875

Total Assets	1,246,925,616	338,352,226	215,199,678

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	32,437,725	6,114,987	5,482,842
Capital shares redeemed	44,435	–	–
Investment advisory fees (Note 2)	510,520	114,711	78,708

Total Liabilities	32,992,680	6,229,698	5,561,550

NET ASSETS	$1,213,932,936	$332,122,528	$209,638,128

Net assets consist of:
Paid-in capital	$1,228,572,883	$347,704,477	$245,280,915
Undistributed net investment income	1,197,291	497,528	67,796
Accumulated net realized loss	(29,078,658)	(24,902,809)	(16,536,209)
Net unrealized appreciation (depreciation)	13,241,420	8,823,332	(19,174,374)

NET ASSETS	$1,213,932,936	$332,122,528	$209,638,128

Shares outstanding[b]	14,450,000	4,800,000	2,850,000

Net asset value per share	$84.01	$69.19	$73.56

[a]	Securities on loan with values of $32,317,391, $6,016,573 and $5,373,970, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2011

	iShares Dow Jones U.S. Financial Sector Index Fund	iShares Dow Jones U.S. Industrial Sector Index Fund	iShares Dow Jones U.S. Financial Services Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$653,574,224	$526,280,240	$295,126,362
Affiliated issuers (Note 2)	26,943,535	14,893,050	11,269,815

Total cost of investments	$680,517,759	$541,173,290	$306,396,177

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$532,512,999	$532,019,727	$243,335,327
Affiliated issuers (Note 2)	25,940,939	14,893,050	10,910,262

Total fair value of investments	558,453,938	546,912,777	254,245,589
Cash	122,100	–	87,436
Receivables:
Investment securities sold	119,658	–	100,122
Dividends and interest	568,853	352,902	319,876
Capital shares sold	–	6,716	–

Total Assets	559,264,549	547,272,395	254,753,023

LIABILITIES
Payables:
Investment securities purchased	744,461	–	318,865
Collateral for securities on loan (Note 5)	13,471,043	14,545,803	1,746,883
Investment advisory fees (Note 2)	207,823	198,038	95,284

Total Liabilities	14,423,327	14,743,841	2,161,032

NET ASSETS	$544,841,222	$532,528,554	$252,591,991

Net assets consist of:
Paid-in capital	$790,827,339	$543,319,305	$410,974,397
Undistributed net investment income	198,655	196,722	347,022
Accumulated net realized loss	(124,120,951)	(16,726,960)	(106,578,840)
Net unrealized appreciation (depreciation)	(122,063,821)	5,739,487	(52,150,588)

NET ASSETS	$544,841,222	$532,528,554	$252,591,991

Shares outstanding[b]	9,150,000	7,300,000	4,350,000

Net asset value per share	$59.55	$72.95	$58.07

[a]	Securities on loan with values of $12,952,907, $14,249,196 and $1,493,477, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2011

	iShares Dow Jones U.S. Real Estate Index Fund	iShares MSCI KLD 400 Social Index Fund	iShares MSCI USA ESG Select Social Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$3,443,441,593	$132,255,459	$139,823,309
Affiliated issuers (Note 2)	343,970,074	5,134,575	6,437,304

Total cost of investments	$3,787,411,667	$137,390,034	$146,260,613

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$3,595,182,492	$156,265,487	$171,185,884
Affiliated issuers (Note 2)	343,970,074	5,268,324	6,541,537

Total fair value of investments	3,939,152,566	161,533,811	177,727,421
Receivables:
Investment securities sold	896,811	–	–
Dividends and interest	2,720,973	154,891	156,324
Capital shares sold	695,735	–	–

Total Assets	3,943,466,085	161,688,702	177,883,745

LIABILITIES
Payables:
Investment securities purchased	5,633,852	199,752	181,832
Collateral for securities on loan (Note 5)	337,609,752	3,594,608	5,993,161
Capital shares redeemed	220,904	–	–
Investment advisory fees (Note 2)	1,231,174	62,846	67,594

Total Liabilities	344,695,682	3,857,206	6,242,587

NET ASSETS	$3,598,770,403	$157,831,496	$171,641,158

Net assets consist of:
Paid-in capital	$3,521,760,549	$142,529,370	$165,563,604
Undistributed net investment income	–	124,416	109,706
Accumulated net realized loss	(74,731,045)	(8,966,067)	(25,498,960)
Net unrealized appreciation	151,740,899	24,143,777	31,466,808

NET ASSETS	$3,598,770,403	$157,831,496	$171,641,158

Shares outstanding[b]	57,900,000	3,150,000	2,900,000

Net asset value per share	$62.15	$50.11	$59.19

[a]	Securities on loan with values of $328,137,212, $3,516,610 and $5,657,249, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2011

iShares Cohen & Steers Realty Majors Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$2,502,119,596
Affiliated issuers (Note 2)	226,981,860

Total cost of investments	$2,729,101,456

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$2,595,349,936
Affiliated issuers (Note 2)	226,981,860

Total fair value of investments	2,822,331,796
Receivables:
Dividends and interest	451,978

Total Assets	2,822,783,774

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	223,929,776
Investment advisory fees (Note 2)	715,396

Total Liabilities	224,645,172

NET ASSETS	$2,598,138,602

Net assets consist of:
Paid-in capital	$2,921,914,414
Accumulated net realized loss	(417,006,152)
Net unrealized appreciation	93,230,340

NET ASSETS	$2,598,138,602

Shares outstanding[b]	34,950,000

Net asset value per share	$74.34

[a]	Securities on loan with a value of $218,576,554. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2011

	iShares Dow Jones U.S. Basic Materials Sector Index Fund	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	iShares Dow Jones U.S. Consumer Services Sector Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$16,473,904	$7,941,711	$3,063,744
Interest from affiliated issuers (Note 2)	1,216	422	252
Securities lending income from affiliated issuers (Note 2)	39,156	26,851	45,035

Total investment income	16,514,276	7,968,984	3,109,031

EXPENSES
Investment advisory fees (Note 2)	4,280,439	1,384,713	945,008

Total expenses	4,280,439	1,384,713	945,008

Net investment income	12,233,837	6,584,271	2,164,023

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(20,188,838)	(2,314,130)	(2,588,144)
In-kind redemptions	139,265,043	15,159,991	14,848,203

Net realized gain	119,076,205	12,845,861	12,260,059

Net change in unrealized appreciation/depreciation	132,498,121	34,188,373	14,365,567

Net realized and unrealized gain	251,574,326	47,034,234	26,625,626

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$263,808,163	$53,618,505	$28,789,649

See notes to financial statements.

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2011

	iShares Dow Jones U.S. Financial Sector Index Fund	iShares Dow Jones U.S. Industrial Sector Index Fund	iShares Dow Jones U.S. Financial Services Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$7,556,937	$7,993,184	$2,347,559
Dividends from affiliated issuers (Note 2)	148,797	–	111,838
Interest from affiliated issuers (Note 2)	591	505	239
Securities lending income from affiliated issuers (Note 2)	92,260	32,472	13,569

Total investment income	7,798,585	8,026,161	2,473,205

EXPENSES
Investment advisory fees (Note 2)	2,283,362	1,757,600	1,109,620

Total expenses	2,283,362	1,757,600	1,109,620

Net investment income	5,515,223	6,268,561	1,363,585

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(22,668,156)	(4,036,215)	(10,021,326)
Investments in affiliated issuers (Note 2)	(187,263)	–	623,419
In-kind redemptions	(3,352,676)	18,928,094	9,399

Net realized gain (loss)	(26,208,095)	14,891,879	(9,388,508)

Net change in unrealized appreciation/depreciation	26,582,075	51,698,861	(13,886,535)

Net realized and unrealized gain (loss)	373,980	66,590,740	(23,275,043)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,889,203	$72,859,301	$(21,911,458)

[a]	Net of foreign withholding tax of $5,147, $ – and $ –, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2011

	iShares Dow Jones U.S. Real Estate Index Fund	iShares MSCI KLD 400 Social Index Fund	iShares MSCI USA ESG Select Social Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$93,614,605	$2,432,883	$2,798,670
Dividends from affiliated issuers (Note 2)	–	10,972	3,315
Interest from affiliated issuers (Note 2)	3,432	139	156
Securities lending income from affiliated issuers (Note 2)	1,532,450	5,975	1,836

Total investment income	95,150,487	2,449,969	2,803,977

EXPENSES
Investment advisory fees (Note 2)	13,584,765	633,073	681,289

Total expenses	13,584,765	633,073	681,289

Net investment income	81,565,722	1,816,896	2,122,688

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(98,360,953)	(690,292)	888,562
Investments in affiliated issuers (Note 2)	–	(8,617)	24,066
In-kind redemptions	395,373,024	1,265,653	482,438

Net realized gain	297,012,071	566,744	1,395,066

Net change in unrealized appreciation/depreciation	185,387,087	14,216,685	18,396,325

Net realized and unrealized gain	482,399,158	14,783,429	19,791,391

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$563,964,880	$16,600,325	$21,914,079

[a]	Net of foreign withholding tax of $199,474, $ – and $2,777, respectively.

See notes to financial statements.

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2011

iShares Cohen & Steers Realty Majors Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$56,113,708
Interest from affiliated issuers (Note 2)	3,070
Securities lending income from affiliated issuers (Note 2)	475,214

Total investment income	56,591,992

EXPENSES
Investment advisory fees (Note 2)	7,820,036

Total expenses	7,820,036

Net investment income	48,771,956

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(79,541,393)
In-kind redemptions	153,430,699

Net realized gain	73,889,306

Net change in unrealized appreciation/depreciation	375,426,044

Net realized and unrealized gain	449,315,350

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$498,087,306

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Basic Materials Sector Index Fund		iShares Dow Jones U.S. Consumer Goods Sector Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$12,233,837	$10,531,946	$6,584,271	$7,899,419
Net realized gain	119,076,205	112,589,983	12,845,861	1,569,134
Net change in unrealized appreciation/depreciation	132,498,121	145,278,900	34,188,373	90,982,544

Net increase in net assets resulting from operations	263,808,163	268,400,829	53,618,505	100,451,097

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,822,197)	(10,382,626)	(6,742,501)	(7,902,633)

Total distributions to shareholders	(11,822,197)	(10,382,626)	(6,742,501)	(7,902,633)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,850,737,252	3,622,518,739	148,816,073	103,509,868
Cost of shares redeemed	(2,672,545,933)	(3,498,894,556)	(217,347,614)	(150,603,618)

Net increase (decrease) in net assets from capital share transactions	178,191,319	123,624,183	(68,531,541)	(47,093,750)

INCREASE (DECREASE) IN NET ASSETS	430,177,285	381,642,386	(21,655,537)	45,454,714

NET ASSETS
Beginning of year	783,755,651	402,113,265	353,778,065	308,323,351

End of year	$1,213,932,936	$783,755,651	$332,122,528	$353,778,065

Undistributed net investment income included in net assets at end of year	$1,197,291	$785,651	$497,528	$655,758

SHARES ISSUED AND REDEEMED
Shares sold	43,550,000	65,500,000	2,400,000	1,800,000
Shares redeemed	(41,350,000)	(62,950,000)	(3,600,000)	(2,800,000)

Net increase (decrease) in shares outstanding	2,200,000	2,550,000	(1,200,000)	(1,000,000)

See notes to financial statements.

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Consumer Services Sector Index Fund		iShares Dow Jones U.S. Financial Sector Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,164,023	$1,757,485	$5,515,223	$7,145,292
Net realized gain (loss)	12,260,059	1,714,855	(26,208,095)	(107,578,698)
Net change in unrealized appreciation/depreciation	14,365,567	52,447,117	26,582,075	310,443,398

Net increase in net assets resulting from operations	28,789,649	55,919,457	5,889,203	210,009,992

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,193,484)	(1,800,153)	(5,316,568)	(7,145,020)
Return of capital	–	–	–	(138,822)

Total distributions to shareholders	(2,193,484)	(1,800,153)	(5,316,568)	(7,283,842)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	173,751,845	112,287,203	606,263,399	1,841,555,286
Cost of shares redeemed	(186,819,193)	(148,459,619)	(626,673,196)	(1,983,760,865)

Net decrease in net assets from capital share transactions	(13,067,348)	(36,172,416)	(20,409,797)	(142,205,579)

INCREASE (DECREASE) IN NET ASSETS	13,528,817	17,946,888	(19,837,162)	60,520,571

NET ASSETS
Beginning of year	196,109,311	178,162,423	564,678,384	504,157,813

End of year	$209,638,128	$196,109,311	$544,841,222	$564,678,384

Undistributed net investment income included in net assets at end of year	$67,796	$97,257	$198,655	$–

SHARES ISSUED AND REDEEMED
Shares sold	2,750,000	2,200,000	11,100,000	36,800,000
Shares redeemed	(3,000,000)	(3,100,000)	(11,650,000)	(39,850,000)

Net decrease in shares outstanding	(250,000)	(900,000)	(550,000)	(3,050,000)

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Industrial Sector Index Fund		iShares Dow Jones U.S. Financial Services Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,268,561	$4,123,680	$1,363,585	$2,535,538
Net realized gain (loss)	14,891,879	(1,919,062)	(9,388,508)	(19,259,158)
Net change in unrealized appreciation/depreciation	51,698,861	108,657,160	(13,886,535)	143,143,791

Net increase (decrease) in net assets resulting from operations	72,859,301	110,861,778	(21,911,458)	126,420,171

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,217,972)	(4,208,136)	(1,106,257)	(3,056,699)

Total distributions to shareholders	(6,217,972)	(4,208,136)	(1,106,257)	(3,056,699)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	285,944,743	120,368,683	78,864,240	330,191,138
Cost of shares redeemed	(185,631,687)	(75,301,205)	(147,789,215)	(426,132,306)

Net increase (decrease) in net assets from capital share transactions	100,313,056	45,067,478	(68,924,975)	(95,941,168)

INCREASE (DECREASE) IN NET ASSETS	166,954,385	151,721,120	(91,942,690)	27,422,304

NET ASSETS
Beginning of year	365,574,169	213,853,049	344,534,681	317,112,377

End of year	$532,528,554	$365,574,169	$252,591,991	$344,534,681

Undistributed net investment income included in net assets at end of year	$196,722	$146,133	$347,022	$89,694

SHARES ISSUED AND REDEEMED
Shares sold	4,450,000	2,400,000	1,350,000	6,450,000
Shares redeemed	(3,150,000)	(1,600,000)	(2,700,000)	(8,400,000)

Net increase (decrease) in shares outstanding	1,300,000	800,000	(1,350,000)	(1,950,000)

See notes to financial statements.

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Real Estate Index Fund		iShares MSCI KLD 400 Social Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$81,565,722	$89,491,655	$1,816,896	$1,205,896
Net realized gain (loss)	297,012,071	282,828,717	566,744	(2,056,439)
Net change in unrealized appreciation/depreciation	185,387,087	747,016,821	14,216,685	29,565,703

Net increase in net assets resulting from operations	563,964,880	1,119,337,193	16,600,325	28,715,160

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(104,929,822)	(108,290,039)	(1,792,915)	(1,181,682)

Total distributions to shareholders	(104,929,822)	(108,290,039)	(1,792,915)	(1,181,682)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,959,309,462	14,663,365,828	29,262,982	26,815,215
Cost of shares redeemed	(11,978,963,826)	(14,236,104,541)	(4,296,978)	(2,104,620)

Net increase (decrease) in net assets from capital share transactions	(19,654,364)	427,261,287	24,966,004	24,710,595

INCREASE IN NET ASSETS	439,380,694	1,438,308,441	39,773,414	52,244,073

NET ASSETS
Beginning of year	3,159,389,709	1,721,081,268	118,058,082	65,814,009

End of year	$3,598,770,403	$3,159,389,709	$157,831,496	$118,058,082

Undistributed net investment income included in net assets at end of year	$–	$–	$124,416	$100,435

SHARES ISSUED AND REDEEMED
Shares sold	220,600,000	358,750,000	650,000	650,000
Shares redeemed	(222,400,000)	(351,000,000)	(100,000)	(50,000)

Net increase (decrease) in shares outstanding	(1,800,000)	7,750,000	550,000	600,000

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI USA ESG Select Social Index Fund		iShares Cohen & Steers Realty Majors Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,122,688	$1,780,622	$48,771,956	$52,992,524
Net realized gain (loss)	1,395,066	(5,962,020)	73,889,306	(104,699,505)
Net change in unrealized appreciation/depreciation	18,396,325	40,775,279	375,426,044	907,285,296

Net increase in net assets resulting from operations	21,914,079	36,593,881	498,087,306	855,578,315

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,117,720)	(1,818,976)	(67,039,660)	(64,571,779)

Total distributions to shareholders	(2,117,720)	(1,818,976)	(67,039,660)	(64,571,779)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	22,213,702	10,735,927	1,007,712,101	829,071,570
Cost of shares redeemed	(2,283,963)	(8,501,819)	(994,666,146)	(590,245,015)

Net increase in net assets from capital share transactions	19,929,739	2,234,108	13,045,955	238,826,555

INCREASE IN NET ASSETS	39,726,098	37,009,013	444,093,601	1,029,833,091

NET ASSETS
Beginning of year	131,915,060	94,906,047	2,154,045,001	1,124,211,910

End of year	$171,641,158	$131,915,060	$2,598,138,602	$2,154,045,001

Undistributed net investment income included in net assets at end of year	$109,706	$104,738	$–	$–

SHARES ISSUED AND REDEEMED
Shares sold	400,000	250,000	15,900,000	17,150,000
Shares redeemed	(50,000)	(200,000)	(16,050,000)	(12,250,000)

Net increase (decrease) in shares outstanding	350,000	50,000	(150,000)	4,900,000

See notes to financial statements.

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Basic Materials Sector Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$63.98	$41.45	$79.93	$66.33	$58.81

Income from investment operations:
Net investment income[a]	0.94	0.85	1.03	1.09	1.16
Net realized and unrealized gain (loss)[b]	20.02	22.47	(38.35)	13.57	7.53

Total from investment operations	20.96	23.32	(37.32)	14.66	8.69

Less distributions from:
Net investment income	(0.93)	(0.79)	(1.16)	(1.06)	(1.17)

Total distributions	(0.93)	(0.79)	(1.16)	(1.06)	(1.17)

Net asset value, end of year	$84.01	$63.98	$41.45	$79.93	$66.33

Total return	33.11%	56.55%	(46.86)%	22.24%	15.10%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,213,933	$783,756	$402,113	$851,254	$633,414
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	1.34%	1.54%	1.85%	1.49%	2.00%
Portfolio turnover rate[c]	7%	10%	15%	4%	13%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Consumer Goods Sector Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$58.96	$44.05	$60.32	$62.79	$54.33

Income from investment operations:
Net investment income[a]	1.37	1.29	1.32	1.09	1.23
Net realized and unrealized gain (loss)[b]	10.28	14.94	(16.40)	(2.36)	8.40

Total from investment operations	11.65	16.23	(15.08)	(1.27)	9.63

Less distributions from:
Net investment income	(1.42)	(1.32)	(1.19)	(1.20)	(1.17)

Total distributions	(1.42)	(1.32)	(1.19)	(1.20)	(1.17)

Net asset value, end of year	$69.19	$58.96	$44.05	$60.32	$62.79

Total return	20.10%	37.20%	(25.16)%	(2.07)%	17.93%

Ratios/Supplemental data:
Net assets, end of year (000s)	$332,123	$353,778	$308,323	$346,823	$364,206
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.24%	2.44%	2.67%	1.75%	2.13%
Portfolio turnover rate[c]	7%	6%	10%	5%	5%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Consumer Services Sector Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$63.26	$44.54	$60.05	$69.56	$61.61

Income from investment operations:
Net investment income[a]	0.68	0.55	0.57	0.44	0.35
Net realized and unrealized gain (loss)[b]	10.33	18.73	(15.50)	(9.29)	7.98

Total from investment operations	11.01	19.28	(14.93)	(8.85)	8.33

Less distributions from:
Net investment income	(0.71)	(0.56)	(0.58)	(0.66)	(0.38)

Total distributions	(0.71)	(0.56)	(0.58)	(0.66)	(0.38)

Net asset value, end of year	$73.56	$63.26	$44.54	$60.05	$69.56

Total return	17.58%	43.54%	(24.85)%	(12.77)%	13.56%

Ratios/Supplemental data:
Net assets, end of year (000s)	$209,638	$196,109	$178,162	$204,179	$326,935
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.08%	1.06%	1.19%	0.67%	0.54%
Portfolio turnover rate[c]	4%	5%	6%	6%	7%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Financial Sector Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$58.21	$39.54	$86.78	$118.13	$108.56

Income from investment operations:
Net investment income[a]	0.63	0.65	1.68	2.52	2.23
Net realized and unrealized gain (loss)[b]	1.33	18.71	(46.95)	(31.52)	9.78

Total from investment operations	1.96	19.36	(45.27)	(29.00)	12.01

Less distributions from:
Net investment income	(0.62)	(0.68)	(1.97)	(2.35)	(2.38)
Return of capital	–	(0.01)	–	–	(0.06)

Total distributions	(0.62)	(0.69)	(1.97)	(2.35)	(2.44)

Net asset value, end of year	$59.55	$58.21	$39.54	$86.78	$118.13

Total return	3.45%	49.23%	(52.67)%	(24.81)%	11.20%

Ratios/Supplemental data:
Net assets, end of year (000s)	$544,841	$564,678	$504,158	$672,550	$478,438
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.14%	1.30%	3.37%	2.54%	1.98%
Portfolio turnover rate[c]	8%	18%	15%	6%	10%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Industrial Sector Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$60.93	$41.13	$70.48	$70.02	$64.29

Income from investment operations:
Net investment income[a]	1.04	0.77	1.09	0.89	0.77
Net realized and unrealized gain (loss)[b]	12.02	19.81	(29.35)	0.47	5.73

Total from investment operations	13.06	20.58	(28.26)	1.36	6.50

Less distributions from:
Net investment income	(1.04)	(0.78)	(1.09)	(0.90)	(0.77)

Total distributions	(1.04)	(0.78)	(1.09)	(0.90)	(0.77)

Net asset value, end of year	$72.95	$60.93	$41.13	$70.48	$70.02

Total return	21.82%	50.49%	(40.24)%	1.91%	10.24%

Ratios/Supplemental data:
Net assets, end of year (000s)	$532,529	$365,574	$213,853	$419,386	$308,109
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.68%	1.52%	2.11%	1.24%	1.22%
Portfolio turnover rate[c]	6%	4%	6%	4%	4%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Financial Services Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$60.44	$41.45	$92.79	$132.71	$124.37

Income from investment operations:
Net investment income[a]	0.32	0.39	1.93	3.14	2.74
Net realized and unrealized gain (loss)[b]	(2.43)	19.07	(51.27)	(40.34)	8.23

Total from investment operations	(2.11)	19.46	(49.34)	(37.20)	10.97

Less distributions from:
Net investment income	(0.26)	(0.47)	(2.00)	(2.72)	(2.63)

Total distributions	(0.26)	(0.47)	(2.00)	(2.72)	(2.63)

Net asset value, end of year	$58.07	$60.44	$41.45	$92.79	$132.71

Total return	(3.45)%	47.18%	(53.73)%	(28.37)%	8.93%

Ratios/Supplemental data:
Net assets, end of year (000s)	$252,592	$344,535	$317,112	$334,029	$285,333
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	0.58%	0.74%	3.53%	2.88%	2.15%
Portfolio turnover rate[c]	5%	17%	19%	9%	9%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Real Estate Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$52.92	$33.13	$68.90	$85.64	$71.05

Income from investment operations:
Net investment income[a]	1.54	1.60	1.94	1.95	1.87
Net realized and unrealized gain (loss)[b]	9.68	20.04	(34.81)	(15.72)	15.84

Total from investment operations	11.22	21.64	(32.87)	(13.77)	17.71

Less distributions from:
Net investment income	(1.99)	(1.85)	(2.90)	(1.79)	(1.44)
Net realized gain	–	–	–	–	(0.12)
Return of capital	–	–	–	(1.18)	(1.56)

Total distributions	(1.99)	(1.85)	(2.90)	(2.97)	(3.12)

Net asset value, end of year	$62.15	$52.92	$33.13	$68.90	$85.64

Total return	21.88%	66.87%	(48.42)%	(16.16)%	25.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,598,770	$3,159,390	$1,721,081	$2,060,110	$1,815,535
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.83%	3.81%	4.50%	2.75%	2.33%
Portfolio turnover rate[c]	17%	17%	20%	7%	29%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from Nov. 14, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$45.41	$32.91	$48.71	$52.92	$50.33

Income from investment operations:
Net investment income[b]	0.65	0.54	0.66	0.71	0.36
Net realized and unrealized gain (loss)[c]	4.69	12.50	(15.80)	(4.32)	2.51

Total from investment operations	5.34	13.04	(15.14)	(3.61)	2.87

Less distributions from:
Net investment income	(0.64)	(0.54)	(0.66)	(0.60)	(0.28)

Total distributions	(0.64)	(0.54)	(0.66)	(0.60)	(0.28)

Net asset value, end of period	$50.11	$45.41	$32.91	$48.71	$52.92

Total return	11.95%	39.84%	(31.21)%	(6.89)%	5.72%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$157,831	$118,058	$65,814	$58,451	$26,458
Ratio of expenses to average net assets[e]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[e]	1.43%	1.35%	1.80%	1.40%	1.51%
Portfolio turnover rate[f]	10%	14%	13%	5%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select Social Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$51.73	$37.96	$57.41	$61.30	$55.31

Income from investment operations:
Net investment income[a]	0.81	0.71	0.92	0.85	0.75
Net realized and unrealized gain (loss)[b]	7.47	13.79	(19.47)	(3.92)	6.12

Total from investment operations	8.28	14.50	(18.55)	(3.07)	6.87

Less distributions from:
Net investment income	(0.82)	(0.73)	(0.90)	(0.82)	(0.88)

Total distributions	(0.82)	(0.73)	(0.90)	(0.82)	(0.88)

Net asset value, end of year	$59.19	$51.73	$37.96	$57.41	$61.30

Total return	16.25%	38.45%	(32.47)%	(5.08)%	12.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$171,641	$131,915	$94,906	$120,561	$91,956
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.56%	1.54%	2.08%	1.41%	1.34%
Portfolio turnover rate[c]	35%	37%	52%	29%	46%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Cohen & Steers Realty Majors Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$61.37	$37.23	$85.34	$103.14	$82.51

Income from investment operations:
Net investment income[a]	1.39	1.60	2.05	2.12	1.95
Net realized and unrealized gain (loss)[b]	13.49	24.48	(46.92)	(16.58)	21.76

Total from investment operations	14.88	26.08	(44.87)	(14.46)	23.71

Less distributions from:
Net investment income	(1.91)	(1.94)	(3.24)	(2.14)	(1.68)
Net realized gain	–	–	–	(0.49)	–
Return of capital	–	–	–	(0.71)	(1.40)

Total distributions	(1.91)	(1.94)	(3.24)	(3.34)	(3.08)

Net asset value, end of year	$74.34	$61.37	$37.23	$85.34	$103.14

Total return	24.84%	71.83%	(53.43)%	(13.97)%	29.16%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,598,139	$2,154,045	$1,124,212	$2,543,009	$2,970,537
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	2.18%	3.37%	3.68%	2.44%	2.03%
Portfolio turnover rate[c]	9%	12%	17%	9%	14%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Dow Jones U.S. Basic Materials Sector, iShares Dow Jones U.S. Consumer Goods Sector, iShares Dow Jones U.S. Consumer Services Sector, iShares Dow Jones U.S. Financial Sector, iShares Dow Jones U.S. Industrial Sector, iShares Dow Jones U.S. Financial Services, iShares Dow Jones U.S. Real Estate, iShares MSCI KLD 400 Social (formerly iShares FTSE KLD 400 Social), iShares MSCI USA ESG Select Social (formerly iShares FTSE KLD Select Social) and iShares Cohen & Steers Realty Majors Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act, except for the iShares MSCI KLD 400 Social and iShares MSCI USA ESG Select Social Index Funds, which are classified as diversified funds. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

92	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total
Dow Jones U.S. Basic Materials Sector
Common Stocks	$1,212,118,842	$–	$–	$1,212,118,842
Short-Term Investments	33,517,202	–	–	33,517,202

	$1,245,636,044	$–	$–	$1,245,636,044

Dow Jones U.S. Consumer Goods Sector
Common Stocks	$331,296,949	$–	$–	$331,296,949
Short-Term Investments	6,538,439	–	–	6,538,439

	$337,835,388	$–	$–	$337,835,388

Dow Jones U.S. Consumer Services Sector
Common Stocks	$209,418,262	$–	$1	$209,418,263
Short-Term Investments	5,694,540	–	–	5,694,540

	$215,112,802	$–	$1	$215,112,803

Dow Jones U.S. Financial Sector
Common Stocks	$544,456,582	$–	$–	$544,456,582
Short-Term Investments	13,997,356	–	–	13,997,356

	$558,453,938	$–	$–	$558,453,938

Dow Jones U.S. Industrial Sector
Common Stocks	$532,019,727	$–	$–	$532,019,727
Short-Term Investments	14,893,050	–	–	14,893,050

	$546,912,777	$–	$–	$546,912,777

Dow Jones U.S. Financial Services
Common Stocks	$252,404,817	$–	$–	$252,404,817
Short-Term Investments	1,840,772	–	–	1,840,772

	$254,245,589	$–	$–	$254,245,589

Dow Jones U.S. Real Estate
Common Stocks	$3,595,182,492	$–	$–	$3,595,182,492
Short-Term Investments	343,970,074	–	–	343,970,074

	$3,939,152,566	$–	$–	$3,939,152,566

MSCI KLD 400 Social
Common Stocks	$157,604,557	$–	$–	$157,604,557
Short-Term Investments	3,929,254	–	–	3,929,254

	$161,533,811	$–	$–	$161,533,811

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total
MSCI USA ESG Select Social
Common Stocks	$171,470,528	$–	$–	$171,470,528
Short-Term Investments	6,256,893	–	–	6,256,893

	$177,727,421	$–	$–	$177,727,421

Cohen & Steers Realty Majors
Common Stocks	$2,595,349,936	$–	$–	$2,595,349,936
Short-Term Investments	226,981,860	–	–	226,981,860

	$2,822,331,796	$–	$–	$2,822,331,796

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, generally are declared and paid quarterly by each of the Funds. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2011, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Dow Jones U.S. Basic Materials Sector	$1,197,291	$7,990,814	$(23,828,052)	$(14,639,947)
Dow Jones U.S. Consumer Goods Sector	497,528	6,626,749	(22,706,226)	(15,581,949)
Dow Jones U.S. Consumer Services Sector	67,796	(20,182,048)	(15,528,535)	(35,642,787)
Dow Jones U.S. Financial Sector	198,655	(139,428,995)	(106,755,777)	(245,986,117)
Dow Jones U.S. Industrial Sector	196,722	2,405,377	(13,392,850)	(10,790,751)
Dow Jones U.S. Financial Services	347,022	(68,302,634)	(90,426,794)	(158,382,406)
Dow Jones U.S. Real Estate	–	134,757,209	(57,747,355)	77,009,854
MSCI KLD 400 Social	124,416	21,445,012	(6,267,302)	15,302,126
MSCI USA ESG Select Social	109,706	28,228,776	(22,260,928)	6,077,554
Cohen & Steers Realty Majors	–	(31,554,121)	(292,221,691)	(323,775,812)

94	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the years ended April 30, 2011 and April 30, 2010, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2011.

From November 1, 2010 to April 30, 2011, the Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2012, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses

Dow Jones U.S. Consumer Goods Sector	$552,221

Dow Jones U.S. Consumer Services Sector	224,947

Dow Jones U.S. Financial Sector	422,874

iShares Index Fund	Deferred Net Realized Capital Losses

Dow Jones U.S. Industrial Sector	$698,852

Dow Jones U.S. Financial Services	574,594

The Funds had tax basis net capital loss carryforwards as of April 30, 2011, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S. Basic Materials Sector	$213,728	$–	$–	$2,166,892	$2,533,237	$8,036,664	$10,812,780	$64,751	$23,828,052
Dow Jones U.S. Consumer Goods Sector	439,017	331,603	6,571,402	1,320,322	–	1,597,881	11,893,780	–	22,154,005
Dow Jones U.S. Consumer Services Sector	413,714	590,495	2,292,509	183,523	–	3,693,668	6,983,187	1,146,492	15,303,588
Dow Jones U.S. Financial Sector	421,721	–	–	38,903	2,428,708	50,933,047	52,510,524	–	106,332,903
Dow Jones U.S. Industrial Sector	–	3,141,753	–	230,285	–	276,129	9,045,831	–	12,693,998
Dow Jones U.S. Financial Services	458,579	–	–	–	1,046,051	40,231,342	41,743,037	6,373,191	89,852,200
Dow Jones U.S. Real Estate	–	–	–	–	–	1,062,557	56,684,798	–	57,747,355
MSCI KLD 400 Social	–	–	–	–	76,620	1,399,277	4,416,445	374,960	6,267,302
MSCI USA ESG Select Social	–	–	228,408	156,260	300,573	5,925,300	15,576,262	74,125	22,260,928
Cohen & Steers Realty Majors	–	–	–	–	–	195,808,359	96,413,332	–	292,221,691

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after April 30, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Each Fund reclassifies, at the end of its tax year, certain amounts between paid-in capital, accumulated net realized gain (loss) on investments, and accumulated net investment income (loss) as a result of permanent book and tax differences primarily attributed to the expiration of capital loss carryforwards, distributions paid in excess of taxable income, and realized gains (losses) from in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

As of April 30, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S. Basic Materials Sector	$1,237,645,230	$56,052,782	$(48,061,968)	$7,990,814
Dow Jones U.S. Consumer Goods Sector	331,208,639	32,176,272	(25,549,523)	6,626,749
Dow Jones U.S. Consumer Services Sector	235,294,851	14,664,701	(34,846,749)	(20,182,048)
Dow Jones U.S. Financial Sector	697,882,933	14,809,182	(154,238,177)	(139,428,995)
Dow Jones U.S. Industrial Sector	544,507,400	55,100,572	(52,695,195)	2,405,377
Dow Jones U.S. Financial Services	322,548,223	5,395,313	(73,697,947)	(68,302,634)
Dow Jones U.S. Real Estate	3,804,395,357	187,585,821	(52,828,612)	134,757,209
MSCI KLD 400 Social	140,088,799	27,268,685	(5,823,673)	21,445,012
MSCI USA ESG Select Social	149,498,645	33,436,643	(5,207,867)	28,228,776
Cohen & Steers Realty Majors	2,853,885,917	226,218,796	(257,772,917)	(31,554,121)

Management has reviewed the tax positions as of April 30, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares Dow Jones U.S. Basic Materials Sector, iShares Dow Jones U.S. Consumer Goods Sector, iShares Dow Jones U.S. Consumer Services Sector, iShares Dow Jones U.S. Financial Sector, iShares Dow Jones U.S. Industrial Sector, iShares Dow Jones U.S. Financial Services and iShares Dow Jones U.S. Real Estate Index Funds, BFA is entitled to an annual investment advisory

96	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

For its investment advisory services to the iShares MSCI KLD 400 Social, iShares MSCI USA ESG Select Social and iShares Cohen & Steers Realty Majors Index Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
MSCI KLD 400 Social	0.50%
MSCI USA ESG Select Social	0.50
Cohen & Steers Realty Majors	0.35

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended April 30, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Basic Materials Sector	$21,084
Dow Jones U.S. Consumer Goods Sector	14,458
Dow Jones U.S. Consumer Services Sector	24,250
Dow Jones U.S. Financial Sector	49,679
Dow Jones U.S. Industrial Sector	17,485

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Financial Services	$7,306
Dow Jones U.S. Real Estate	825,165
MSCI KLD 400 Social	3,217
MSCI USA ESG Select Social	988
Cohen & Steers Realty Majors	255,885

Cross trades for the year ended April 30, 2011, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in Interest from affiliated issuers in the Statements of Operations.

As of April 30, 2011, The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays PLC (“Barclays”) were the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)

Dow Jones U.S. Financial Sector
BlackRock Inc.	11,063	28,058	(16,926)	22,195	$4,348,888	$71,629	$(106,350)
PNC Financial Services Group Inc. (The)	135,872	156,523	(170,568)	121,827	7,594,695	77,168	(80,913)

					$11,943,583	$148,797	$(187,263)

Dow Jones U.S. Financial Services
BlackRock Inc.	10,252	13,398	(6,805)	16,845	$3,300,609	$52,993	$(93,940)
PNC Financial Services Group Inc. (The)	126,018	29,839	(63,318)	92,539	5,768,881	58,845	717,359

					$9,069,490	$111,838	$623,419

MSCI KLD 400 Social
BlackRock Inc.	1,008	1,673	(318)	2,363	$463,006	$7,373	$(16,636)
PNC Financial Services Group Inc. (The)	11,040	3,702	(689)	14,053	876,064	3,599	8,019

					$1,339,070	$10,972	$(8,617)

MSCI USA ESG Select Social
PNC Financial Services Group Inc. (The)	6,526	967	(2,927)	4,566	$284,644	$3,315	$24,066

					$284,644	$3,315	$24,066

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2011 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Basic Materials Sector	$66,425,292	$66,226,104
Dow Jones U.S. Consumer Goods Sector	20,135,267	20,006,913
Dow Jones U.S. Consumer Services Sector	8,902,032	8,955,180
Dow Jones U.S. Financial Sector	38,388,823	37,245,963
Dow Jones U.S. Industrial Sector	21,772,740	20,955,790
Dow Jones U.S. Financial Services	13,442,172	12,806,928
Dow Jones U.S. Real Estate	525,965,440	520,748,155

98	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund	Purchases	Sales
MSCI KLD 400 Social	$12,733,261	$12,646,338
MSCI USA ESG Select Social	48,377,834	48,275,271
Cohen & Steers Realty Majors	216,153,186	212,123,017

In-kind transactions (see Note 4) for the year ended April 30, 2011 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Basic Materials Sector	$2,844,691,329	$2,666,821,059
Dow Jones U.S. Consumer Goods Sector	148,449,439	216,840,132
Dow Jones U.S. Consumer Services Sector	173,458,242	186,464,964
Dow Jones U.S. Financial Sector	604,375,655	624,779,165
Dow Jones U.S. Industrial Sector	284,645,381	184,778,213
Dow Jones U.S. Financial Services	78,496,006	147,594,302
Dow Jones U.S. Real Estate	11,845,051,959	11,862,600,225
MSCI KLD 400 Social	29,209,489	4,289,422
MSCI USA ESG Select Social	22,175,030	2,274,912
Cohen & Steers Realty Majors	997,880,041	984,410,454

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Funds’ administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2011, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of April 30, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

100	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares MSCI KLD 400 Social Index Fund (formerly iShares FTSE KLD 400 Social Index Fund), iShares MSCI USA ESG Select Social Index Fund (formerly iShares FTSE KLD Select Social Index Fund) and iShares Cohen & Steers Realty Majors Index Fund (the “Funds”), at April 30, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	101

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2011 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Basic Materials Sector	100.00%

Dow Jones U.S. Consumer Goods Sector	100.00

Dow Jones U.S. Consumer Services Sector	100.00

Dow Jones U.S. Financial Sector	87.85

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Industrial Sector	100.00%

Dow Jones U.S. Financial Services	100.00

MSCI KLD 400 Social	100.00

MSCI USA ESG Select Social	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2011:

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Basic Materials Sector	$11,822,197

Dow Jones U.S. Consumer Goods Sector	6,742,501

Dow Jones U.S. Consumer Services Sector	2,193,484

Dow Jones U.S. Financial Sector	5,245,071

Dow Jones U.S. Industrial Sector	6,217,972

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Financial Services	$1,106,257

Dow Jones U.S. Real Estate	2,313,178

MSCI KLD 400 Social	1,792,915

MSCI USA ESG Select Social	2,117,720

Cohen & Steers Realty Majors	105,818

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

102	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Dow Jones U.S. Financial Sector	$0.57181	$–	$0.04833	$0.62014	92%	–%	8%		100%
Dow Jones U.S. Financial Services	0.26374	–	0.00053	0.26427	100	–	0	[a]	100
Dow Jones U.S. Real Estate	1.97962	–	0.00748	1.98710	100	–	0	[a]	100
MSCI KLD 400 Social	0.63320	–	0.00602	0.63922	99	–	1		100
MSCI USA ESG Select Social	0.81523	–	0.00739	0.82262	99	–	1		100
Cohen & Steers Realty Majors	1.88798	–	0.02311	1.91109	99	–	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Basic Materials Sector Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	14	1.06
Between 0.5% and -0.5%	1,289	97.66
Less than -0.5% and Greater than -1.0%	6	0.45
Less than -1.0%	4	0.30

	1,320	100.00%

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and -0.5%	1,302	98.64
Less than -0.5% and Greater than -1.0%	4	0.30
Less than -1.0% and Greater than -1.5%	2	0.15
Less than -1.5% and Greater than -2.0%	1	0.08

	1,320	100.00%

iShares Dow Jones U.S. Consumer Services Sector Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and -0.5%	1,301	98.56
Less than -0.5% and Greater than -1.0%	6	0.45
Less than -1.0% and Greater than -1.5%	2	0.15

	1,320	100.00%

104	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Financial Sector Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	22	1.67
Between 0.5% and -0.5%	1,272	96.36
Less than -0.5% and Greater than -1.0%	7	0.53
Less than -1.0% and Greater than -1.5%	2	0.15
Less than -1.5% and Greater than -2.0%	3	0.23
Less than -2.0%	3	0.23

	1,320	100.00%

iShares Dow Jones U.S. Industrial Sector Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	0.30%
Greater than 0.5% and Less than 1.0%	11	0.83
Between 0.5% and -0.5%	1,300	98.48
Less than -0.5% and Greater than -1.0%	1	0.08
Less than -1.0% and Greater than -1.5%	3	0.23
Less than -1.5%	1	0.08

	1,320	100.00%

SUPPLEMENTAL INFORMATION	105

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Financial Services Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.23%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	8	0.61
Greater than 0.5% and Less than 1.0%	17	1.29
Between 0.5% and -0.5%	1,273	96.41
Less than -0.5% and Greater than -1.0%	8	0.61
Less than -1.0% and Greater than -1.5%	2	0.15
Less than -1.5% and Greater than -2.0%	2	0.15
Less than -2.0% and Greater than -2.5%	1	0.08
Less than -2.5% and Greater than -3.0%	1	0.08
Less than -3.0% and Greater than -3.5%	1	0.08
Less than -3.5%	1	0.08

	1,320	100.00%

iShares Dow Jones U.S. Real Estate Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	5	0.38
Greater than 0.5% and Less than 1.0%	20	1.52
Between 0.5% and -0.5%	1,268	96.06
Less than -0.5% and Greater than -1.0%	12	0.91
Less than -1.0% and Greater than -1.5%	6	0.45
Less than -1.5%	4	0.30

	1,320	100.00%

106	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI KLD 400 Social Index Fund

Period Covered: January 1, 2007 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	15	1.40%
Greater than 1.0% and Less than 1.5%	2	0.19
Greater than 0.5% and Less than 1.0%	13	1.22
Between 0.5% and -0.5%	1,028	96.16
Less than -0.5% and Greater than -1.0%	5	0.47
Less than -1.0% and Greater than -1.5%	3	0.28
Less than -1.5% and Greater than -2.0%	1	0.09
Less than -2.0%	2	0.19

	1,069	100.00%

iShares MSCI USA ESG Select Social Index

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.15%
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	10	0.76
Between 0.5% and -0.5%	1,294	98.04
Less than -0.5% and Greater than -1.0%	4	0.30
Less than -1.0% and Greater than -1.5%	4	0.30
Less than -1.5%	2	0.15

	1,320	100.00%

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Cohen & Steers Realty Majors Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.08%
Greater than 2.5% and Less than 3.0%	3	0.23
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	22	1.67
Between 0.5% and -0.5%	1,267	95.98
Less than -0.5% and Greater than -1.0%	9	0.68
Less than -1.0% and Greater than -1.5%	4	0.30
Less than -1.5% and Greater than -2.0%	1	0.08
Less than -2.0%	4	0.30

	1,320	100.00%

108	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 220 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	109

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

110	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (46)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	111

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers
Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

112	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES:	113

Notes:

114	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by Dow Jones Trademark Holdings, LLC, MSCI Inc. or Cohen & Steers Capital Management, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Dow Jones Series and the iShares Cohen & Steers Realty Index Fund also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website. The iShares MSCI Series also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-42-0411

April 30, 2011

2011 Annual Report

iShares Trust

iShares Dow Jones U.S. Index Fund  |  IYY  |  NYSE Arca

iShares Dow Jones U.S. Energy Sector Index Fund  |  IYE  |  NYSE Arca

iShares Dow Jones U.S. Healthcare Sector Index Fund  |  IYH  |  NYSE Arca

iShares Dow Jones U.S. Technology Sector Index Fund  |  IYW  |  NYSE Arca

iShares Dow Jones U.S. Telecommunications Sector Index Fund  |  IYZ  |  NYSE Arca

iShares Dow Jones U.S. Utilities Sector Index Fund  |  IDU  |  NYSE Arca

iShares Dow Jones Transportation Average Index Fund  |  IYT  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Ten Years Ended 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
18.16%	18.17%	18.40%	3.37%	3.37%	3.56%	3.45%	3.44%	3.64%

Cumulative Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Ten Years Ended 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
18.16%	18.17%	18.40%	18.04%	18.02%	19.13%	40.36%	40.27%	43.02%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	20.12%

Financial	15.21

Technology	12.91

Energy	12.67

Industrial	11.79

Communications	10.73

Consumer Cyclical	9.13

Basic Materials	3.83

Utilities	3.40

Diversified	0.05

Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Exxon Mobil Corp.	3.02%

Apple Inc.	2.18

Chevron Corp.	1.49

General Electric Co.	1.49

International Business Machines Corp.	1.42

Microsoft Corp.	1.32

AT&T Inc.	1.26

Procter & Gamble Co. (The)	1.24

Johnson & Johnson	1.22

JPMorgan Chase & Co.	1.22

TOTAL	15.86%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares Dow Jones U.S. Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. IndexSM (the “Index”). The Index measures the performance of the broad U.S. equity market, and is comprised of all of the companies in the Dow Jones Large-Cap Index, Dow Jones Mid-Cap Index and Dow Jones Small-Cap Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 18.16%, while the total return for the Index was 18.40%.

For the broader U.S. market, stock prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Manufacturing activity remained strong, consumer spending and tourism advanced and there was some improvement in the commercial real estate sector. Retail sales posted the best results in over a year, with same-store sales up 8.9% among the 25 largest retailers. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009, while the economy added 268,000 jobs in April, the largest total in five years. Interest rates remained low, with the 10-year U.S. Treasury yield remaining below 3.5% during much of the period.

However, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP advanced just 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index rose 0.5% in March, while oil prices continued to rise amidst unrest in the Middle East. Housing prices and sales declined, while a severe winter constrained construction activity. In an era of trillion dollar federal budget deficits, public opinion was pessimistic on the economy. A Gallup poll released in late April showed that nearly half of all Americans believed that the current economic conditions were “poor.”

Despite these negative factors, corporate profits were generally strong throughout the economy. Oil company profits surged as crude oil prices reached $100 per barrel, up 20% over a year ago, but still far below the maximum price in 2008, when crude oil prices were as high as $147 per barrel. Declines in personal computer sales weighed heavily on certain technology shares, while others benefited from shifts towards mobile devices such as smart phones and tablets. In health care, increasing merger and acquisition activity as well as some passage of time since the enactment of the Obama reforms created a more positive environment. In banking, write-offs from bad loans were diminishing, but growth in new loans was still sluggish.

Within the Index, sector performance was positive. The energy, information technology, and industrials sectors contributed the most to index gains. The telecommunication services and utilities sectors both performed well, but due to their small weightings in the Index, contributed slightly to index performance.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Ten Years Ended 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
34.71%	34.72%	35.17%	8.70%	8.70%	9.11%	10.69%	10.69%	11.19%

Cumulative Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Ten Years Ended 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
34.71%	34.72%	35.17%	51.76%	51.77%	54.66%	176.23%	176.02%	188.93%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Oil Comp – Integrated	46.71%

Oil Companies – Exploration & Production	25.20

Oil – Field Services	13.61

Oil & Gas Drilling	4.33

Oil Field Machinery & Equipment	3.99

Pipelines	2.10

Oil Refining & Marketing	1.78

Other*	2.20

Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Exxon Mobil Corp.	24.09%

Chevron Corp.	12.03

Schlumberger Ltd.	6.52

ConocoPhillips	5.83

Occidental Petroleum Corp.	5.13

Apache Corp.	2.92

Halliburton Co.	2.64

Marathon Oil Corp.	2.26

Devon Energy Corp.	2.24

Anadarko Petroleum Corp.	2.23

TOTAL	65.89%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Energy Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Oil & Gas IndexSM (the “Index”). The Index measures the performance of the oil and gas sector of the U.S. equity market, and includes companies in the following industry groups: oil and gas producers and oil equipment, services and distribution. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 34.71%, while the total return for the Index was 35.17%.

For the broader U.S. market, stock prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Manufacturing activity remained strong, consumer spending and tourism advanced and there was some improvement in the commercial real estate sector. Retail sales posted the best results in over a year, with same-store sales up 8.9% among the 25 largest retailers. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009, while the economy added 268,000 jobs in April, the largest total in five years. Interest rates remained low, with the 10-year U.S. Treasury yield remaining below 3.5% during much of the period.

However, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP advanced just 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index rose 0.5% in March, while oil prices continued to rise amidst unrest in the Middle East. Housing prices and sales declined, while a severe winter constrained construction activity. In an era of trillion dollar federal budget deficits, public opinion was pessimistic on the economy. A Gallup poll released in late April showed that nearly half of all Americans believed that the current economic conditions were “poor.”

Despite these negative factors, corporate profits were generally strong throughout the economy. Oil company profits surged as crude oil prices reached $114 per barrel at the end of the reporting period, which was still far below the maximum price in 2008, when crude oil prices reached $147 per barrel. According to the U.S. Energy Information Administration (“EIA”), gasoline prices crossed the $4.00 mark in many major markets, with the West Coast recording the highest price at $4.14 per gallon. Gas prices are more than one dollar higher than they were during the same period last year. Similar trends were seen with diesel prices, which are about 15 cents per gallon higher than during the same period last year.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

Energy prices seemed to peak as there were indications that the supply disruptions in Libya would be offset by increased production in Saudi Arabia. Still, the unrest in the Middle East has focused attention on energy independence. The largest source of U.S. oil is Canada, which supplied 22% of total imports in 2010. Mexico, Saudi Arabia, Nigeria and Venezuela accounted for 11%, 9%, 9% and 8%, respectively. Of all these sources, the EIA projects that Canada’s role as a supplier to the U.S. is likely to grow the most in future years.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Ten Years Ended 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.59%	16.57%	17.08%	5.10%	5.09%	5.52%	2.85%	2.83%	3.35%

Cumulative Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Ten Years Ended 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.59%	16.57%	17.08%	28.21%	28.20%	30.83%	32.42%	32.19%	39.06%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Pharmaceuticals	41.31%

Health Care – Products	31.54

Health Care – Services	12.18

Biotechnology	10.87

Electronics	2.11

Other*	1.87

Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Johnson & Johnson	11.57%

Pfizer Inc.	10.87

Merck & Co. Inc.	7.11

Abbott Laboratories	5.15

UnitedHealth Group Inc.	3.49

Amgen Inc.	3.46

Bristol-Myers Squibb Co.	3.11

Medtronic Inc.	2.91

Eli Lilly and Co.	2.34

Baxter International Inc.	2.14

TOTAL	52.15%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Healthcare Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Health Care IndexSM (the “Index”). The Index measures the performance of the healthcare sector of the U.S. equity market, and includes companies in the following industry groups: healthcare equipment and services, pharmaceuticals and biotechnology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 16.59%, while the total return for the Index was 17.08%.

For the broader U.S. market, stock prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Manufacturing activity remained strong, consumer spending and tourism advanced and there was some improvement in the commercial real estate sector. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009. Interest rates remained low, with the 10-year U.S. Treasury yield remaining below 3.5% during much of the period. Retail sales posted the best results in over a year, with same-store sales up 8.9% among the 25 largest retailers.

However, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP weakened to 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index rose 0.5% in March, while oil prices continued to rise amidst unrest in the Middle East. Housing prices and sales declined, while a severe winter constrained construction activity. In an era of trillion dollar federal budget deficits, public opinion was pessimistic on the economy. A Gallup poll released in late April showed that nearly half of all Americans believed that the current economic conditions were “poor.”

Despite these negative factors, corporate profits were generally strong throughout the economy. In health care, increasing merger and acquisition activity as well as some passage of time since the enactment of the Obama reforms created a more positive environment. Indeed, the Fund’s returns were in line with the overall gains in the stock market. Historically, health care stocks tend to underperform the larger stock market during periods of growth.

Although drug company profits were strong due to cost cutting, the pharmaceutical industry faces challenges to profits as patents on blockbuster brand-name drugs are set to expire in 2011, and will be replaced by inexpensive generics. At the same time, the industry is in a

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

slump in terms of new breakthroughs at a time when the insurance companies are pressuring them to lower costs. Although industry research and development spending has doubled to about $45 billion a year, the Food & Drug Administration approved relatively few drugs during the reporting period. Given the lack of new products, several major drug companies have acquired competitors to fill their pipelines.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Ten Years Ended 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.24%	15.33%	15.19%	6.09%	6.10%	6.53%	1.11%	1.11%	1.62%

Cumulative Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Ten Years Ended 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.24%	15.33%	15.19%	34.38%	34.48%	37.21%	11.72%	11.63%	17.43%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION
As of 4/30/11
Industry	Percentage of Net Assets
Computers	35.64%

Software	21.55

Semiconductors	17.28

Telecommunications	13.75

Internet	9.87

Other*	1.87

Short-Term and Other Net Assets	0.04

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
Apple Inc.	13.73%

International Business Machines Corp.	8.94

Microsoft Corp.	8.36

Oracle Corp.	5.93

Google Inc. Class A	5.81

Intel Corp.	5.47

Cisco Systems Inc.	4.18

QUALCOMM Inc.	4.02

Hewlett-Packard Co.	3.77

EMC Corp.	2.48

TOTAL	62.69%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Technology Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Technology IndexSM (the “Index”). The Index measures the performance of the technology sector of the U.S. equity market, and includes companies in the following industry groups: software and computer services and technology hardware and equipment. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 15.24%, while the total return for the Index was 15.19%.

For the broader U.S. market, stock prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Manufacturing activity remained strong, consumer spending and tourism advanced and there was some improvement in the commercial real estate sector. Retail sales posted the best results in over a year, with same-store sales up 8.9% among the 25 largest retailers. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009, while the economy added 268,000 jobs in April, the largest total in five years. Interest rates remained low, with the 10-year U.S. Treasury yield remaining below 3.5% during much of the period.

However, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP advanced just 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index rose 0.5% in March, while oil prices continued to rise amidst unrest in the Middle East. Housing prices and sales declined, while a severe winter constrained construction activity. In an era of trillion dollar federal budget deficits, public opinion was pessimistic on the economy. A Gallup poll released in late April showed that nearly half of all Americans believed that the current economic conditions were “poor.”

The information technology sector was adversely impacted by the March earthquake and tsunami in Japan, as many investors were concerrned about supply disruptions. In addition, declines in personal computer sales weighed heavily on certain technology stocks, while others benefited from shifts towards mobile devices such as smart phones and tablets. A recent survey by Gartner, Inc. (“Gartner”), a leading technology consulting firm, found that the amount of time that people spend reading on a digital screen is nearly equal to the time spent reading text on printed paper. A majority of tablet users said they found screen reading easier than reading printed text, while a majority of laptop users found screen reading harder than reading material on paper.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

According to Gartner, worldwide personal computer shipments totaled 84.3 million units during the first quarter of 2011, a 1.1% decline from the first quarter of 2010. The worldwide enterprise software market recovered in 2010, with total software revenue increasing 8.5% to $245 billion. Meanwhile, worldwide spending on information technology services reached $73 billion in 2010, a 3.1% increase from 2009.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Ten Years Ended 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
24.48%	24.64%	25.09%	2.25%	2.25%	2.74%	(1.84)%	(1.85)%	(1.28)%

Cumulative Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Ten Years Ended 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
24.48%	24.64%	25.09%	11.74%	11.78%	14.49%	(16.92)%	(17.00)%	(12.09)%

Index performance reflects the Dow Jones U.S. Telecommunications Index through May 8, 2007 and the Dow Jones U.S. Select Telecommunications Index thereafter.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

PORTFOLIO ALLOCATION
As of 4/30/11
Industry	Percentage of Net Assets
Telephone – Integrated	57.86%

Wireless Equipment	13.81

Telecommunications Services	13.66

Cellular Telecommunications	9.02

Diversified Operations	3.94

Internet Connectivity Services	1.66

Short-Term and Other Net Assets	0.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
AT&T Inc.	15.80%

Verizon Communications Inc.	11.75

CenturyLink Inc.	8.59

American Tower Corp. Class A	6.44

Sprint Nextel Corp.	5.58

Crown Castle International Corp.	4.65

Virgin Media Inc.	4.19

Frontier Communications Corp.	3.95

Leucadia National Corp.	3.94

NII Holdings Inc.	3.72

TOTAL	68.61%

The iShares Dow Jones U.S. Telecommunications Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Telecommunications IndexSM (the “Index”). The Index measures the performance of the telecommunications sector of the U.S. equity market, and includes companies in the following industry groups: fixed-line telecommunications and mobile telecommunications. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 24.48%, while the total return for the Index was 25.09%.

For the broader U.S. market, stock prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Manufacturing activity remained strong, consumer spending and tourism advanced and there was some improvement in the commercial real estate sector. Retail sales posted the best results in over a year, with same-store sales up 8.9% among the 25 largest retailers. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009, while the economy added 268,000 jobs in April, the largest total in five years. Interest rates remained low, with the 10-year U.S. Treasury yield remaining below 3.5% during much of the period.

However, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP advanced just 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index rose 0.5% in March, while oil prices continued to rise amidst unrest in the Middle East. Housing prices and sales declined, while a severe winter constrained construction activity. In an era of trillion dollar federal budget deficits, public opinion was pessimistic on the economy. A Gallup poll released in late April showed that nearly half of all Americans believed that the current economic conditions were “poor.”

Nevertheless, certain industries such as telecommunications have continued to boom, driven by technological advances. According to market research firm International Data Corp., smart phone manufacturers are expected to ship more than 450 million devices in 2011, up about 50% from 2010. Indeed, 30% of all mobile phones in the U.S. are smart phones with Internet access as opposed to phones that only provide cellular communications.

At the same time, Americans, except those in remote areas who don’t have Internet or cell phone service, are abandoning the landline phone in favor of the cell phone or Internet communication devices. In 2010, 27% of U.S. households exclusively used cell phones, an eightfold increase in six years. The proportion of adults living in households with cell phones range from a low of 48% in South Dakota to a high of 92% in Iowa. Still, experts say landlines still have an edge in terms of reliability, 911 emergency access as well as the cost of local service.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Ten Years Ended 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.18%	15.21%	15.68%	4.83%	4.84%	5.22%	2.88%	2.89%	3.37%

Cumulative Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Ten Years Ended 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.18%	15.21%	15.68%	26.62%	26.64%	29.00%	32.89%	32.97%	39.28%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

PORTFOLIO ALLOCATION
As of 4/30/11
Industry	Percentage of Net Assets
Electric – Integrated	75.18%

Gas – Distribution	11.02

Pipelines	5.61

Independ Power Producer	3.02

Electric – Generation	2.05

Water	1.75

Other*	1.14

Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
Southern Co.	6.38%

Exelon Corp.	5.42

Dominion Resources Inc.	5.25

Duke Energy Corp.	4.80

NextEra Energy Inc.	4.56

Spectra Energy Corp.	3.67

PG&E Corp.	3.56

American Electric Power Co. Inc.	3.39

FirstEnergy Corp.	3.26

Public Service Enterprise Group Inc.	3.19

TOTAL	43.48%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Utilities Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Utilities IndexSM (the “Index”). The Index measures the performance of the utilities sector of the U.S. equity market, and includes companies in the following industry groups: electricity, gas, water and multi-utilities. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 15.18%, while the total return for the Index was 15.68%.

For the broader U.S. market, stock prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Manufacturing activity remained strong, consumer spending and tourism advanced and there was some improvement in the commercial real estate sector. Retail sales posted the best results in over a year, with same-store sales up 8.9% among the 25 largest retailers. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009, while the economy added 268,000 jobs in April, the largest total in five years. Interest rates remained low, with the 10-year U.S. Treasury yield remaining below 3.5% during much of the period.

However, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP advanced just 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index rose 0.5% in March, while oil prices continued to rise amidst unrest in the Middle East. Housing prices and sales declined, while a severe winter constrained construction activity. In an era of trillion dollar federal budget deficits, public opinion was pessimistic on the economy. A Gallup poll released in late April showed that nearly half of all Americans believed that the current economic conditions were “poor.”

Despite these negative factors, corporate profits were generally strong throughout the economy. The utility sector benefited from the economic recovery, as increased business activity translated into more revenue for gas and electric companies. Still, utility stock prices tend to underperform when the economy emerges from recession and investor appetite for risk increases.

Although rising oil and gas prices have received the most headlines, other forms of energy have not risen significantly in price over the past year. According to the U.S. Energy Information Administration, the cost of home heating oil is up 26% on average during 2011 compared to 2010. However, the cost of natural gas and electricity has risen only 1.6% and 2.3%, respectively. Although natural gas is a favored alternative given its low price and plentiful supply, there are significant environmental concerns regarding the methods in which it is extracted. Meanwhile, the crisis at Japan’s Fukushima Daiichi nuclear power plant has renewed safety concerns about the use of nuclear power to generate electricity.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Inception to 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
19.89%	19.90%	20.08%	4.83%	4.85%	5.06%	10.66%	10.66%	10.94%

Cumulative Total Returns

Year Ended 04/30/11			Five Years Ended 04/30/11			Inception to 04/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
19.89%	19.90%	20.08%	26.61%	26.69%	27.98%	115.27%	115.22%	119.33%

Total returns for the period since inception are calculated from the inception date of the Fund (10/6/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

PORTFOLIO ALLOCATION
As of 4/30/11
Industry	Percentage of Net Assets
Transportation – Services	33.42%

Transport – Rail	30.67

Transport – Truck	14.48

Transportation – Marine	9.06

Airlines	7.46

Transport – Equipment & Leasing	4.90

Short-Term and Other Net Assets	0.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
Union Pacific Corp.	10.61%

FedEx Corp.	8.24

C.H. Robinson Worldwide Inc.	8.14

CSX Corp.	7.97

United Parcel Service Inc. Class B	7.34

Norfolk Southern Corp.	7.22

GATX Corp.	4.90

Kansas City Southern Industries Inc.	4.87

Expeditors International of Washington Inc.	4.87

Alexander & Baldwin Inc.	4.86

TOTAL	69.02%

The iShares Dow Jones Transportation Average Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Transportation Average IndexSM (the “Index”). The Index measures the performance of the transportation sector of the U.S. equity market, and includes companies in the following primary groups: airlines, trucking, railroads, air freight, transportation services and industrial services. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 19.89%, while the total return for the Index was 20.08%.

Stock prices advanced at a double-digit rate during the reporting period, reaching three-year highs as investors focused on positive economic trends. Economic growth was modestly positive during the period, with gross domestic product (“GDP”) increasing. Manufacturing activity remained strong, consumer spending and tourism advanced and there was some improvement in the commercial real estate sector. Retail sales posted the best results in over a year, with same-store sales up 8.9% among the 25 largest retailers. Unemployment fell to 9.0%, down from a peak of 10.1% in late 2009, while the economy added 268,000 jobs in April, the largest total in five years. Interest rates remained low, with the 10-year U.S. Treasury yield remaining below 3.5% during much of the period.

However, economic growth slowed as the reporting period drew to an end, as first quarter 2011 GDP advanced just 1.8%, down from a 3.1% increase during the fourth quarter of 2010. Meanwhile, the Consumer Price Index rose 0.5% in March, while oil prices continued to rise amidst unrest in the Middle East. Housing prices and sales declined, while a severe winter constrained construction activity. In an era of trillion dollar federal budget deficits, public opinion was pessimistic on the economy. A Gallup poll released in late April showed that nearly half of all Americans believed that the current economic conditions were “poor.”

Despite these negative factors, corporate profits were generally strong throughout the economy. Even as oil prices reached $100 per barrel, up 20% over a year ago, companies in the transportation sector, including airlines and railroads, posted earnings that generally exceeded analyst expectations. Although energy costs have risen sharply, revenues have grown even faster for transportation companies as the economy continued to recover. Railroad operators have rehired laid-off workers in recent months to meet demand caused by the nation’s economic expansion. The industry saw volume gains outpace U.S. GDP advances due to overseas demand for U.S. products including automobiles. One major railroad company saw record shipments of U.S. coal to export markets in Europe, Asia and Latin America. In addition, transportation companies ranging from autos to airlines cut capacity during the recession of 2008-2009, allowing a shortage of supply to drive prices upward during the recovery.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 to April 30, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/10)	Ending Account Value (4/30/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/10 to 4/30/11)
Dow Jones U.S.
Actual	$1,000.00	$1,172.40	0.20%	$1.08
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Dow Jones U.S. Energy Sector
Actual	1,000.00	1,360.50	0.47	2.75
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Healthcare Sector
Actual	1,000.00	1,154.70	0.47	2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Technology Sector
Actual	1,000.00	1,110.90	0.47	2.46
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/10)	Ending Account Value (4/30/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/10 to 4/30/11)
Dow Jones U.S. Telecommunications Sector
Actual	$1,000.00	$1,130.50	0.47%	$2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Utilities Sector
Actual	1,000.00	1,086.00	0.47	2.43
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones Transportation Average
Actual	1,000.00	1,168.00	0.47	2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	23

Schedule of Investments

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.84%

ADVERTISING – 0.15%
Interpublic Group of Companies Inc. (The)	21,991	$258,394
Lamar Advertising Co. Class Aa	2,713	88,227
Omnicom Group Inc.	13,856	681,577

		1,028,198

AEROSPACE & DEFENSE – 1.76%
AAR Corp.	1,731	45,075
Alliant Techsystems Inc.	1,502	106,116
BE Aerospace Inc.[a]	4,455	171,918
Boeing Co. (The)	30,109	2,402,096
Curtiss-Wright Corp.	2,106	70,025
Esterline Technologies Corp.[a]	1,366	98,079
General Dynamics Corp.	14,643	1,066,303
Goodrich Corp.	5,795	512,104
Kaman Corp.	1,279	47,579
L-3 Communications Holdings Inc.	5,209	417,710
Lockheed Martin Corp.	13,258	1,050,696
Moog Inc. Class Aa,b	1,899	83,784
Northrop Grumman Corp.	12,492	794,616
Orbital Sciences Corp.[a]	2,673	50,333
Raytheon Co.	16,819	816,562
Rockwell Collins Inc.	7,154	451,417
Spirit AeroSystems Holdings Inc. Class Aa	5,003	123,074
Teledyne Technologies Inc.[a,b]	1,704	86,035
TransDigm Group Inc.[a]	1,733	144,359
Triumph Group Inc.	897	77,250
United Technologies Corp.	36,974	3,312,131

		11,927,262

AGRICULTURE – 1.91%
Altria Group Inc.	95,997	2,576,559
Archer-Daniels-Midland Co.	27,063	1,001,872
Bunge Ltd.	6,699	505,373
Lorillard Inc.	6,887	733,465
Monsanto Co.	24,978	1,699,503
Philip Morris International Inc.	82,849	5,753,035
Reynolds American Inc.	15,690	582,256
Universal Corp.	1,165	50,538

		12,902,601

Security	Shares	Value
AIRLINES – 0.22%
Alaska Air Group Inc.[a]	1,648	$108,554
AMR Corp.[a]	15,740	92,394
Delta Air Lines Inc.[a]	38,493	399,557
JetBlue Airways Corp.[a,b]	11,667	66,035
SkyWest Inc.	2,666	44,069
Southwest Airlines Co.	33,943	398,830
United Continental Holdings Inc.[a]	14,589	332,921
US Airways Group Inc.[a,b]	7,333	66,657

		1,509,017

APPAREL – 0.59%
Carter’s Inc.[a,b]	2,651	81,969
Coach Inc.	13,593	812,997
Crocs Inc.[a]	4,039	81,224
Deckers Outdoor Corp.[a]	1,809	153,512
Guess? Inc.	2,867	123,252
Hanesbrands Inc.[a]	4,310	140,118
Iconix Brand Group Inc.[a]	3,239	79,323
Jones Group Inc. (The)	3,888	52,994
Nike Inc. Class B	13,654	1,123,997
Phillips-Van Heusen Corp.	2,856	201,091
Polo Ralph Lauren Corp.	2,922	382,110
SKECHERS U.S.A. Inc. Class Aa	1,650	31,433
Timberland Co. Class Aa	1,768	79,896
VF Corp.	3,986	400,832
Warnaco Group Inc. (The)[a]	2,128	136,958
Wolverine World Wide Inc.	2,261	89,717

		3,971,423

AUTO MANUFACTURERS – 0.67%
Ford Motor Co.[a]	164,797	2,549,409
General Motors Co.[a]	25,751	826,350
Navistar International Corp.[a]	2,438	169,490
Oshkosh Corp.[a]	4,081	129,204
PACCAR Inc.	16,627	883,060

		4,557,513

AUTO PARTS & EQUIPMENT – 0.47%
BorgWarner Inc.[a]	5,196	401,339
Cooper Tire & Rubber Co.	2,876	77,595
Dana Holding Corp.[a]	6,604	119,995
Goodyear Tire & Rubber Co. (The)[a]	11,173	202,790
Johnson Controls Inc.	30,911	1,267,351
Lear Corp.	4,850	248,029

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Meritor Inc.[a]	4,149	$71,404
Tenneco Inc.[a,b]	2,805	129,619
TRW Automotive Holdings Corp.[a]	4,704	268,410
Visteon Corp.[a]	2,133	143,828
WABCO Holdings Inc.[a]	2,993	221,033

		3,151,393

BANKS – 4.00%
Associated Banc-Corp	7,755	113,223
BancorpSouth Inc.	3,681	49,878
Bank of America Corp.	464,801	5,707,756
Bank of Hawaii Corp.	2,241	109,338
Bank of New York Mellon Corp. (The)	57,211	1,656,831
BB&T Corp.	31,984	861,009
BOK Financial Corp.	1,282	68,946
CapitalSource Inc.	12,989	86,767
Cathay General Bancorp	3,701	63,102
City National Corp.	2,199	125,585
Comerica Inc.	8,124	308,143
Commerce Bancshares Inc.	3,642	155,003
Cullen/Frost Bankers Inc.	2,601	154,083
East West Bancorp Inc.	6,846	144,656
F.N.B. Corp.	5,199	56,929
Fifth Third Bancorp	42,139	559,185
First Financial Bankshares Inc.	952	52,760
First Horizon National Corp.	12,288	134,554
First Midwest Bancorp Inc.	3,052	39,981
FirstMerit Corp.	4,748	82,948
Fulton Financial Corp.	9,223	107,725
Glacier Bancorp Inc.	3,019	45,376
Hancock Holding Co.	1,147	37,461
Huntington Bancshares Inc.	39,548	268,531
IBERIABANK Corp.	1,236	74,172
International Bancshares Corp.[b]	2,553	44,984
KeyCorp	40,961	355,132
M&T Bank Corp.	5,171	456,961
Marshall & Ilsley Corp.	23,819	194,601
MB Financial Inc.	2,231	46,159
National Penn Bancshares Inc.	5,762	47,306
Northern Trust Corp.	11,040	551,890
Old National Bancorp	3,950	40,882
PacWest Bancorp	1,228	28,232
Park National Corp.	686	47,389

Security	Shares	Value
PNC Financial Services Group Inc. (The)[c]	24,305	$1,515,174
Popular Inc.[a]	47,905	150,901
PrivateBancorp Inc.	3,022	47,566
Prosperity Bancshares Inc.	2,136	97,936
Regions Financial Corp.	58,458	429,082
Signature Bank[a]	1,905	110,890
State Street Corp.	23,163	1,078,238
Sterling Bancshares Inc.	4,381	38,947
SunTrust Banks Inc.	23,118	651,696
Susquehanna Bancshares Inc.	5,955	54,905
SVB Financial Group[a]	1,900	114,836
Synovus Financial Corp.	30,696	76,740
TCF Financial Corp.	6,375	99,386
Trustmark Corp.	2,576	59,866
U.S. Bancorp	88,099	2,274,716
UMB Financial Corp.	1,568	66,028
Umpqua Holdings Corp.	5,245	60,894
United Bankshares Inc.[b]	2,075	54,282
Valley National Bancorp	7,700	110,264
Webster Financial Corp.	3,242	69,768
Wells Fargo & Co.	229,583	6,683,161
Westamerica Bancorporation	1,314	66,738
Whitney Holding Corp.	2,630	35,610
Wintrust Financial Corp.	1,493	50,299
Zions Bancorporation	8,544	208,901

		27,084,302

BEVERAGES – 2.07%
Brown-Forman Corp. Class A	846	59,609
Brown-Forman Corp. Class B NVS	4,103	294,841
Coca-Cola Co. (The)	98,103	6,618,028
Coca-Cola Enterprises Inc.	15,197	431,747
Constellation Brands Inc. Class Aa	8,494	190,181
Dr Pepper Snapple Group Inc.	10,475	410,620
Green Mountain Coffee Roasters Inc.[a]	5,800	388,368
Hansen Natural Corp.[a]	3,313	219,155
Molson Coors Brewing Co. Class B NVS	7,332	357,435
PepsiCo Inc.	73,364	5,054,046

		14,024,030

BIOTECHNOLOGY – 1.15%
Acorda Therapeutics Inc.[a,b]	1,801	50,500
Alexion Pharmaceuticals Inc.[a]	4,197	406,647
Amgen Inc.[a]	43,594	2,478,319

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Bio-Rad Laboratories Inc. Class Aa	887	$110,981
Biogen Idec Inc.[a]	10,527	1,024,803
Celera Corp.[a]	3,911	30,936
Celgene Corp.[a]	21,712	1,278,403
Charles River Laboratories International Inc.[a]	2,659	112,183
Human Genome Sciences Inc.[a]	8,459	249,287
Illumina Inc.[a]	5,664	402,031
Incyte Corp.[a,b]	5,244	96,909
InterMune Inc.[a]	2,091	93,342
Life Technologies Corp.[a]	8,654	477,701
Myriad Genetics Inc.[a,b]	4,449	95,387
Nektar Therapeutics[a]	4,642	48,184
PDL BioPharma Inc.	5,804	37,262
Regeneron Pharmaceuticals Inc.[a]	3,316	169,481
Savient Pharmaceuticals Inc.[a,b]	2,892	33,576
Talecris Biotherapeutics Holdings Corp.[a]	2,909	81,219
Vertex Pharmaceuticals Inc.[a]	9,322	512,896

		7,790,047

BUILDING MATERIALS – 0.14%
Eagle Materials Inc.	1,971	57,336
Lennox International Inc.	2,395	116,421
Martin Marietta Materials Inc.	2,063	188,125
Masco Corp.	16,781	225,201
Owens Corning[a]	4,961	187,724
Quanex Building Products Corp.	1,889	39,594
Simpson Manufacturing Co. Inc.	1,739	48,553
Texas Industries Inc.	1,083	45,670
USG Corp.[a]	3,090	47,648

		956,272

CHEMICALS – 2.19%
A. Schulman Inc.	1,559	39,474
Air Products and Chemicals Inc.	9,269	885,375
Airgas Inc.	3,390	235,435
Albemarle Corp.	4,228	298,285
Ashland Inc.	3,323	206,292
Cabot Corp.	2,802	125,670
Celanese Corp. Series A	7,241	361,471
CF Industries Holdings Inc.	3,291	465,841
Chemtura Corp.[a]	4,384	84,085
Cytec Industries Inc.	2,228	130,739

Security	Shares	Value
Dow Chemical Co. (The)	52,870	$2,167,141
E.I. du Pont de Nemours and Co.	42,515	2,414,427
Eastman Chemical Co.	3,160	338,910
Ecolab Inc.	10,790	569,280
FMC Corp.	3,401	300,240
H.B. Fuller Co.	2,246	49,075
Huntsman Corp.	8,894	185,440
International Flavors & Fragrances Inc.	3,631	230,641
Intrepid Potash Inc.[a]	2,022	69,274
Lubrizol Corp.	3,028	407,327
LyondellBasell Industries NV Class Aa	15,748	700,786
Minerals Technologies Inc.	913	62,084
Mosaic Co. (The)	6,813	510,021
NewMarket Corp.	569	104,878
Olin Corp.	3,111	80,077
OM Group Inc.[a]	1,409	51,062
PPG Industries Inc.	7,465	706,712
Praxair Inc.	14,247	1,516,166
Rockwood Holdings Inc.[a]	2,751	156,092
RPM International Inc.	5,954	139,919
Sensient Technologies Corp.	2,329	88,246
Sherwin-Williams Co. (The)	4,224	347,593
Sigma-Aldrich Corp.	4,893	345,348
Solutia Inc.[a,b]	5,744	151,354
Valspar Corp. (The)	4,052	159,284
W.R. Grace & Co.[a]	2,734	124,014

		14,808,058

COAL – 0.42%
Alpha Natural Resources Inc.[a,b]	5,495	319,644
Arch Coal Inc.	7,613	261,126
CONSOL Energy Inc.	10,449	565,186
International Coal Group Inc.[a]	8,149	89,884
Massey Energy Co.	4,743	323,662
Patriot Coal Corp.[a]	3,631	91,429
Peabody Energy Corp.	12,147	811,663
Walter Energy Inc.	2,937	405,952

		2,868,546

COMMERCIAL SERVICES – 1.75%
Aaron’s Inc.	3,165	91,120
ABM Industries Inc.	1,927	46,865
Alliance Data Systems Corp.[a,b]	2,455	233,225
Apollo Group Inc. Class Aa	5,988	239,700

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Arbitron Inc.	1,310	$50,671
Avis Budget Group Inc.[a]	4,743	89,927
Career Education Corp.[a]	3,130	68,265
Chemed Corp.	1,023	71,231
Coinstar Inc.[a,b]	1,328	71,685
Convergys Corp.[a,b]	4,632	67,164
CoreLogic Inc.[a]	5,284	97,278
Corporate Executive Board Co. (The)	1,588	63,282
Corrections Corp. of America[a]	5,260	130,921
Deluxe Corp.	2,374	64,288
DeVry Inc.	2,715	143,623
Emergency Medical Services Corp. Class Aa,b	1,319	84,152
Equifax Inc.	5,741	215,460
Euronet Worldwide Inc.[a,b]	2,187	41,006
FTI Consulting Inc.[a]	2,186	87,221
Gartner Inc.[a]	3,708	159,110
Genpact Ltd.[a]	4,730	76,106
GEO Group Inc. (The)[a]	2,814	75,078
H&R Block Inc.	14,128	244,273
HealthSpring Inc.[a]	2,449	101,609
Hertz Global Holdings Inc.[a]	10,760	185,180
Hillenbrand Inc.	2,847	65,253
HMS Holdings Corp.[a]	1,207	95,003
Iron Mountain Inc.	8,431	268,527
ITT Educational Services Inc.[a,b]	1,509	108,241
Lender Processing Services Inc.	4,099	120,634
Live Nation Entertainment Inc.[a]	6,859	76,066
Manpower Inc.	3,843	254,599
MasterCard Inc. Class A	4,957	1,367,587
McKesson Corp.	11,731	973,790
Monster Worldwide Inc.[a]	5,983	98,181
Moody’s Corp.	9,489	371,399
Morningstar Inc.	1,061	61,114
PAREXEL International Corp.[a]	2,720	75,507
Pharmaceutical Product Development Inc.	5,199	160,389
PHH Corp.[a]	2,720	58,371
Quanta Services Inc.[a]	9,808	212,637
R.R. Donnelley & Sons Co.	9,602	181,094
Rent-A-Center Inc.	3,043	92,659
Resources Connection Inc.	2,118	31,325
Robert Half International Inc.	6,947	210,703

Security	Shares	Value
Rollins Inc.	3,571	$74,884
SAIC Inc.[a,b]	17,043	296,548
Service Corp. International	11,471	135,014
Sotheby’s	3,103	156,764
Strayer Education Inc.[b]	654	81,018
SuccessFactors Inc.[a]	3,392	117,601
TeleTech Holdings Inc.[a]	1,475	29,308
Towers Watson & Co. Class A	2,508	143,859
TrueBlue Inc.[a]	2,169	30,540
United Rentals Inc.[a]	2,699	79,405
Valassis Communications Inc.[a]	2,281	65,761
Verisk Analytics Inc. Class Aa	5,592	183,977
Visa Inc. Class A	22,806	1,781,605
VistaPrint NVa	1,888	102,707
Weight Watchers International Inc.	1,594	123,934
Western Union Co.	30,494	647,997
Wright Express Corp.[a,b]	1,803	101,563

		11,834,004

COMPUTERS – 5.97%
Accenture PLC Class A	29,556	1,688,534
Apple Inc.[a]	42,285	14,724,906
Brocade Communications Systems Inc.[a]	21,630	135,187
CACI International Inc. Class Aa	1,430	87,387
Cadence Design Systems Inc.[a]	12,608	130,871
Cognizant Technology Solutions Corp. Class Aa	14,000	1,160,600
Computer Sciences Corp.	7,069	360,378
Dell Inc.[a]	78,479	1,217,209
Diebold Inc.	3,014	101,873
DST Systems Inc.	1,605	79,143
Electronics For Imaging Inc.[a,b]	2,365	42,475
EMC Corp.[a]	93,981	2,663,422
FactSet Research Systems Inc.	1,921	210,177
Fortinet Inc.[a]	2,091	101,832
Hewlett-Packard Co.	100,329	4,050,282
IHS Inc. Class Aa,b	2,188	193,069
Insight Enterprises Inc.[a,b]	1,972	33,840
International Business Machines Corp.	56,259	9,596,660
Jack Henry & Associates Inc.	3,827	130,003
Lexmark International Inc. Class Aa	3,616	116,616
Mentor Graphics Corp.[a,b]	5,222	77,025
MICROS Systems Inc.[a]	3,711	193,046

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
NCR Corp.[a]	7,333	$145,267
NetApp Inc.[a]	16,672	866,611
Riverbed Technology Inc.[a,b]	6,652	233,751
SanDisk Corp.[a]	10,635	522,604
Seagate Technology PLC	21,514	379,077
SRA International Inc. Class Aa	2,077	64,366
Synaptics Inc.[a,b]	1,615	45,898
Synopsys Inc.[a]	6,749	184,855
Teradata Corp.[a,b]	7,684	429,689
Unisys Corp.[a]	1,790	53,127
Western Digital Corp.[a,b]	10,504	418,059

		40,437,839

COSMETICS & PERSONAL CARE – 1.71%
Alberto-Culver Co.	4,157	155,222
Avon Products Inc.	19,666	577,787
Colgate-Palmolive Co.	22,781	1,921,577
Estee Lauder Companies Inc. (The) Class A	5,486	532,142
Procter & Gamble Co. (The)	128,946	8,368,596

		11,555,324

DISTRIBUTION & WHOLESALE – 0.33%
Brightpoint Inc.[a]	3,043	30,795
Central European Distribution Corp.[a]	2,928	34,609
Fastenal Co.[b]	6,798	456,078
Genuine Parts Co.	7,327	393,460
Ingram Micro Inc. Class Aa	7,385	138,321
LKQ Corp.[a]	6,605	166,578
Owens & Minor Inc.	2,988	102,937
Pool Corp.	2,327	70,415
Tech Data Corp.[a]	2,241	119,064
United Stationers Inc.	1,139	82,076
W.W. Grainger Inc.	2,657	402,801
Watsco Inc.	1,194	84,643
WESCO International Inc.[a,b]	1,903	117,891

		2,199,668

DIVERSIFIED FINANCIAL SERVICES – 4.84%
Affiliated Managers Group Inc.[a]	2,386	260,265
American Express Co.	49,045	2,407,129
Ameriprise Financial Inc.	11,390	706,863
BlackRock Inc.[c]	4,422	866,447
Capital One Financial Corp.	21,088	1,154,146
Charles Schwab Corp. (The)	44,427	813,458

Security	Shares	Value
CIT Group Inc.[a]	8,228	$349,361
Citigroup Inc.[a]	1,335,727	6,130,987
CME Group Inc.	3,116	921,619
Discover Financial Services	25,229	626,688
E*TRADE Financial Corp.[a]	9,434	153,208
Eaton Vance Corp.	5,492	185,465
Federated Investors Inc. Class Bb	4,827	124,440
Franklin Resources Inc.	7,009	905,002
Goldman Sachs Group Inc. (The)	19,866	2,999,965
Greenhill & Co. Inc.[b]	1,373	81,007
IntercontinentalExchange Inc.[a]	3,383	407,144
Invesco Ltd.	21,190	526,995
Investment Technology Group Inc.[a]	2,145	36,701
Janus Capital Group Inc.	8,391	102,118
Jefferies Group Inc.	5,789	139,920
JPMorgan Chase & Co.	180,389	8,231,150
KBW Inc.	1,671	37,965
Knight Capital Group Inc. Class Aa	4,373	59,998
Legg Mason Inc.	6,671	247,828
MF Global Holdings Ltd.[a]	8,055	67,743
Morgan Stanley	63,626	1,663,820
NASDAQ OMX Group Inc. (The)[a]	6,344	171,922
NYSE Euronext Inc.	11,821	473,431
optionsXpress Holdings Inc.	2,022	37,286
Piper Jaffray Companies Inc.[a]	887	31,799
Raymond James Financial Inc.	4,647	174,262
SLM Corp.[a]	22,728	377,058
Stifel Financial Corp.[a]	2,485	113,515
T. Rowe Price Group Inc.	11,949	767,723
TD Ameritrade Holding Corp.	10,901	234,808
Waddell & Reed Financial Inc. Class A	3,970	162,810

		32,752,046

ELECTRIC – 2.95%
AES Corp. (The)[a]	36,651	485,259
ALLETE Inc.	1,313	53,163
Alliant Energy Corp.	5,200	205,608
Ameren Corp.	11,064	324,286
American Electric Power Co. Inc.	21,925	799,824
Avista Corp.	2,461	59,925
Black Hills Corp.	1,889	65,643
Calpine Corp.[a]	16,371	274,214
CenterPoint Energy Inc.	18,396	342,166

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Cleco Corp.	2,801	$98,315
CMS Energy Corp.	11,269	223,126
Consolidated Edison Inc.	13,418	699,346
Constellation Energy Group Inc.	8,436	307,239
Dominion Resources Inc.	26,784	1,243,313
DPL Inc.	5,652	171,199
DTE Energy Co.	7,847	396,509
Duke Energy Corp.	60,762	1,133,211
Dynegy Inc.[a]	4,912	31,142
Edison International	13,691	537,646
El Paso Electric Co.[a]	2,094	64,872
Entergy Corp.	8,346	581,883
Exelon Corp.	30,193	1,272,635
FirstEnergy Corp.	19,227	768,311
GenOn Energy Inc.[a]	35,652	140,112
Great Plains Energy Inc.	6,354	130,765
Hawaiian Electric Industries Inc.	4,194	106,905
IDACORP Inc.	2,259	88,575
Integrys Energy Group Inc.	3,611	189,072
ITC Holdings Corp.	2,398	170,090
MDU Resources Group Inc.	8,075	192,912
NextEra Energy Inc.	19,038	1,076,980
Northeast Utilities	8,191	291,600
NorthWestern Corp.	1,760	57,288
NRG Energy Inc.[a]	11,180	270,556
NSTAR	4,840	224,092
NV Energy Inc.	10,785	163,824
OGE Energy Corp.	4,513	239,956
Pepco Holdings Inc.	10,165	195,880
PG&E Corp.	18,278	842,250
Pinnacle West Capital Corp.	5,062	219,640
PNM Resources Inc.	3,742	57,365
Portland General Electric Co.	3,555	88,733
PPL Corp.	25,888	710,108
Progress Energy Inc.	13,390	635,356
Public Service Enterprise Group Inc.	23,377	752,038
SCANA Corp.	5,155	214,036
Southern Co.	38,692	1,510,536
TECO Energy Inc.	9,330	179,789
UniSource Energy Corp.	1,748	64,903
Westar Energy Inc.	5,102	138,826
Wisconsin Energy Corp.	10,947	341,656

Security	Shares	Value
Xcel Energy Inc.	21,113	$513,679

		19,946,357

ELECTRICAL COMPONENTS & EQUIPMENT – 0.53%
American Superconductor Corp.[a,b]	1,885	22,337
AMETEK Inc.	7,338	337,842
Belden Inc.	2,243	85,301
Emerson Electric Co.	34,759	2,111,957
Energizer Holdings Inc.[a]	3,262	246,379
EnerSys Inc.[a,b]	1,982	75,098
General Cable Corp.[a]	2,473	119,940
GrafTech International Ltd.[a]	5,371	124,607
Hubbell Inc. Class B	2,423	169,586
Littelfuse Inc.	965	60,033
Molex Inc.	3,028	81,756
Molex Inc. Class A NVS	3,207	72,222
SunPower Corp. Class Aa,b	2,492	54,251
SunPower Corp. Class Ba	1,952	41,714

		3,603,023

ELECTRONICS – 1.02%
Agilent Technologies Inc.[a]	16,111	804,100
Amphenol Corp. Class A	7,970	445,603
Arrow Electronics Inc.[a]	5,249	239,302
Avnet Inc.[a]	7,106	258,090
AVX Corp.	2,489	40,596
Benchmark Electronics Inc.[a]	2,556	43,196
Brady Corp. Class A	2,301	86,771
Checkpoint Systems Inc.[a]	1,839	38,729
Cymer Inc.[a,b]	1,378	66,295
Dionex Corp.[a,b]	832	98,467
Dolby Laboratories Inc. Class Aa,b	2,476	123,948
Flextronics International Ltd.[a,b]	35,376	246,571
FLIR Systems Inc.	7,149	251,788
Garmin Ltd.[a,b]	5,369	183,781
Gentex Corp.	6,375	199,856
Itron Inc.[a]	1,867	101,621
Jabil Circuit Inc.	9,164	181,814
Mettler-Toledo International Inc.[a,b]	1,494	279,976
National Instruments Corp.	4,330	131,372
PerkinElmer Inc.	5,463	154,439
Plexus Corp.[a,b]	1,880	68,601
TE Connectivity Ltd.	20,707	742,346
Thermo Fisher Scientific Inc.[a]	18,339	1,100,157

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Thomas & Betts Corp.[a]	2,492	$144,461
Trimble Navigation Ltd.[a,b]	5,538	259,400
Vishay Intertechnology Inc.[a]	6,938	132,377
Waters Corp.[a]	4,162	407,876
Woodward Inc.	2,711	100,442

		6,931,975

ENERGY - ALTERNATE SOURCES – 0.07%
Covanta Holding Corp.	6,156	105,699
First Solar Inc.[a,b]	2,558	357,020

		462,719

ENGINEERING & CONSTRUCTION – 0.33%
AECOM Technology Corp.[a,b]	4,883	133,111
EMCOR Group Inc.[a]	3,017	93,436
Fluor Corp.	8,263	577,914
Foster Wheeler AGa,b	5,487	195,173
Granite Construction Inc.	1,651	44,874
Insituform Technologies Inc. Class Aa	1,883	47,659
Jacobs Engineering Group Inc.[a]	5,744	284,960
KBR Inc.	6,961	267,094
McDermott International Inc.[a]	10,569	244,038
Shaw Group Inc. (The)[a]	4,027	156,650
URS Corp.[a]	3,844	172,019

		2,216,928

ENTERTAINMENT – 0.14%
Bally Technologies Inc.[a]	2,580	100,594
DreamWorks Animation SKG Inc. Class Aa,b	2,920	77,351
International Game Technology	13,897	245,838
International Speedway Corp. Class A	1,337	40,912
Madison Square Garden Inc. Class Aa	2,947	80,600
Penn National Gaming Inc.[a]	2,929	117,189
Pinnacle Entertainment Inc.[a,b]	2,718	37,726
Regal Entertainment Group Class A	3,805	52,433
Scientific Games Corp. Class Aa	3,153	33,170
Six Flags Entertainment Corp.	1,260	86,348
Vail Resorts Inc.[a]	1,691	82,842

		955,003

ENVIRONMENTAL CONTROL – 0.34%
Calgon Carbon Corp.[a]	2,568	44,067
Clean Harbors Inc.[a]	1,083	106,676
Darling International Inc.[a]	5,559	89,889
Mine Safety Appliances Co.	1,495	59,322

Security	Shares	Value
Nalco Holding Co.	5,914	$172,748
Republic Services Inc.	14,460	457,225
Stericycle Inc.[a,b]	3,855	351,884
Tetra Tech Inc.[a,b]	2,797	66,065
Waste Connections Inc.	5,215	160,466
Waste Management Inc.	20,490	808,535

		2,316,877

FOOD – 1.70%
Campbell Soup Co.	9,712	326,226
Chiquita Brands International Inc.[a]	2,203	35,072
ConAgra Foods Inc.	20,062	490,516
Corn Products International Inc.	3,394	187,009
Dean Foods Co.[a]	8,316	93,056
Flowers Foods Inc.	4,045	123,615
Fresh Del Monte Produce Inc.[b]	1,867	50,614
General Mills Inc.	27,875	1,075,417
H.J. Heinz Co.	14,673	751,698
Hain Celestial Group Inc.[a]	1,655	56,287
Hershey Co. (The)	7,233	417,416
Hormel Foods Corp.	6,833	200,959
J.M. Smucker Co. (The)	5,481	411,459
Kellogg Co.	11,525	660,037
Kraft Foods Inc. Class A	74,710	2,508,762
Kroger Co. (The)	27,227	661,888
McCormick & Co. Inc. NVS	5,519	271,093
Ralcorp Holdings Inc.[a]	2,457	191,155
Ruddick Corp.	1,961	81,421
Safeway Inc.	17,143	416,746
Sara Lee Corp.	27,159	521,453
Smithfield Foods Inc.[a]	7,191	169,420
SUPERVALU Inc.	9,542	107,443
Sysco Corp.	27,125	784,184
Tootsie Roll Industries Inc.[b]	1,137	33,701
TreeHouse Foods Inc.[a]	1,538	93,310
Tyson Foods Inc. Class A	14,062	279,834
United Natural Foods Inc.[a,b]	2,044	87,258
Whole Foods Market Inc.	6,304	395,639

		11,482,688

FOREST PRODUCTS & PAPER – 0.39%
AbitibiBowater Inc.[a]	3,395	90,714
Domtar Corp.	1,927	179,250
International Paper Co.	18,751	579,031

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Louisiana-Pacific Corp.[a]	6,503	$60,478
MeadWestvaco Corp.	7,596	255,909
Plum Creek Timber Co. Inc.[b]	7,583	326,752
Potlatch Corp.	1,834	70,957
Rayonier Inc.	3,676	243,939
Rock-Tenn Co. Class Ab	1,696	117,143
Temple-Inland Inc.	4,931	116,026
Weyerhaeuser Co.	24,766	569,866

		2,610,065

GAS – 0.39%
AGL Resources Inc.	3,591	149,062
Atmos Energy Corp.	4,278	149,259
Energen Corp.	3,335	216,808
Laclede Group Inc. (The)	961	36,874
National Fuel Gas Co.	3,146	230,602
New Jersey Resources Corp.	1,992	87,210
Nicor Inc.	2,105	116,680
NiSource Inc.	12,803	249,018
Northwest Natural Gas Co.	1,279	59,141
Piedmont Natural Gas Co.	3,217	102,140
Sempra Energy	10,273	566,042
South Jersey Industries Inc.	1,353	77,730
Southern Union Co.	5,307	158,679
Southwest Gas Corp.	2,032	80,813
UGI Corp.	5,078	169,097
Vectren Corp.	3,832	109,519
WGL Holdings Inc.	2,388	94,374

		2,653,048

HAND & MACHINE TOOLS – 0.17%
Kennametal Inc.	3,700	156,214
Lincoln Electric Holdings Inc.	1,910	150,088
Regal Beloit Corp.	1,726	130,813
Snap-on Inc.	2,651	163,752
Stanley Black & Decker Inc.	7,701	559,478

		1,160,345

HEALTH CARE - PRODUCTS – 3.34%
Alere Inc.[a]	3,872	143,806
American Medical Systems Holdings Inc.[a]	3,335	98,382
Baxter International Inc.	26,861	1,528,391
Beckman Coulter Inc.	3,255	269,677
Becton, Dickinson and Co.	9,813	843,329

Security	Shares	Value
Boston Scientific Corp.[a]	68,852	$515,701
C.R. Bard Inc.	4,324	461,587
CareFusion Corp.[a]	10,254	301,160
Cepheid Inc.[a]	2,854	92,213
Cooper Companies Inc. (The)	2,111	158,114
Covidien PLC	22,782	1,268,730
DENTSPLY International Inc.	6,679	250,730
Edwards Lifesciences Corp.[a,b]	5,200	449,020
Gen-Probe Inc.[a]	2,171	180,019
Haemonetics Corp.[a]	1,176	82,555
Henry Schein Inc.[a,b]	4,220	308,355
Hill-Rom Holdings Inc.	2,887	129,944
Hologic Inc.[a]	12,059	265,539
IDEXX Laboratories Inc.[a]	2,609	212,451
Immucor Inc.[a]	2,612	57,020
Intuitive Surgical Inc.[a]	1,824	637,853
Invacare Corp.	1,416	46,586
Johnson & Johnson	126,013	8,281,574
Kinetic Concepts Inc.[a]	2,924	172,604
Masimo Corp.	2,370	82,452
Medtronic Inc.	49,889	2,082,866
NuVasive Inc.[a]	1,758	54,305
Patterson Companies Inc.	4,563	158,382
PSS World Medical Inc.[a]	2,377	68,363
ResMed Inc.[a,b]	7,088	226,036
Sirona Dental Systems Inc.[a]	2,159	123,214
St. Jude Medical Inc.	15,823	845,581
Steris Corp.	2,547	91,794
Stryker Corp.	14,019	827,121
TECHNE Corp.	1,736	134,905
Thoratec Corp.[a,b]	2,635	80,894
Varian Medical Systems Inc.[a]	5,543	389,119
West Pharmaceutical Services Inc.	1,547	73,080
Zimmer Holdings Inc.[a]	9,108	594,297

		22,587,749

HEALTH CARE - SERVICES – 1.29%
Aetna Inc.	17,715	733,047
Amedisys Inc.[a]	1,299	43,283
AMERIGROUP Corp.[a,b]	2,282	155,861
Brookdale Senior Living Inc.[a]	4,166	113,482
Centene Corp.[a,b]	2,538	91,952
Community Health Systems Inc.[a]	4,354	133,798

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Covance Inc.[a]	2,966	$185,672
Coventry Health Care Inc.[a]	6,911	223,018
DaVita Inc.[a]	4,484	394,995
Health Management Associates Inc. Class Aa	11,256	126,968
Health Net Inc.[a]	4,575	152,347
HealthSouth Corp.[a]	4,415	113,156
Humana Inc.[a]	7,761	590,767
Laboratory Corp. of America Holdings[a]	4,678	451,287
LifePoint Hospitals Inc.[a]	2,497	103,900
Lincare Holdings Inc.	4,352	136,740
Magellan Health Services Inc.[a]	1,498	77,926
MEDNAX Inc.[a]	2,233	158,364
Quest Diagnostics Inc.	7,148	403,004
Tenet Healthcare Corp.[a]	22,092	153,098
UnitedHealth Group Inc.	50,731	2,497,487
Universal Health Services Inc. Class B	4,219	231,117
WellCare Health Plans Inc.[a]	1,944	85,167
WellPoint Inc.	18,161	1,394,583

		8,751,019

HOLDING COMPANIES - DIVERSIFIED – 0.05%
Leucadia National Corp.	8,949	345,968

		345,968

HOME BUILDERS – 0.14%
D.R. Horton Inc.	13,108	163,064
KB Home	2,728	32,218
Lennar Corp. Class A	7,075	134,354
M.D.C. Holdings Inc.	1,660	48,455
NVR Inc.[a]	265	195,922
Pulte Group Inc.[a]	15,719	127,796
Ryland Group Inc.	1,926	33,339
Thor Industries Inc.	1,724	53,461
Toll Brothers Inc.[a]	6,223	130,745

		919,354

HOME FURNISHINGS – 0.10%
Harman International Industries Inc.	3,138	152,287
Tempur-Pedic International Inc.[a]	2,876	180,556
TiVo Inc.[a]	5,044	48,271
Whirlpool Corp.	3,557	306,542

		687,656

HOUSEHOLD PRODUCTS & WARES – 0.49%
Avery Dennison Corp.	4,811	200,811

Security	Shares	Value
Church & Dwight Co. Inc.	3,265	$269,297
Clorox Co. (The)	6,450	449,307
Fortune Brands Inc.	6,997	455,365
Fossil Inc.[a]	2,140	204,969
Jarden Corp.	4,164	151,528
Kimberly-Clark Corp.	18,920	1,249,855
Scotts Miracle-Gro Co. (The) Class A	2,077	117,288
Tupperware Brands Corp.	2,884	183,625
WD-40 Co.	788	32,702

		3,314,747

HOUSEWARES – 0.05%
Newell Rubbermaid Inc.	13,134	250,334
Toro Co. (The)	1,510	102,544

		352,878

INSURANCE – 3.56%
ACE Ltd.	15,598	1,048,966
Aflac Inc.	21,741	1,221,627
Alleghany Corp.[a]	347	114,163
Allied World Assurance Co. Holdings Ltd.	1,841	119,610
Allstate Corp. (The)	23,099	781,670
American Financial Group Inc.	3,671	131,312
American International Group Inc.[a,b]	5,759	179,393
American National Insurance Co.	647	51,178
Aon Corp.	13,828	721,407
Arch Capital Group Ltd.[a]	2,293	238,472
Argo Group International Holdings Ltd.[b]	1,464	45,984
Arthur J. Gallagher & Co.	4,707	140,175
Aspen Insurance Holdings Ltd.	3,172	90,624
Assurant Inc.	4,846	192,386
Assured Guaranty Ltd.	7,823	132,991
Axis Capital Holdings Ltd.	5,759	203,638
Berkshire Hathaway Inc. Class Ba	44,427	3,700,769
Brown & Brown Inc.	5,353	138,375
Chubb Corp. (The)	14,042	915,398
CIGNA Corp.	12,719	595,631
Cincinnati Financial Corp.	7,093	224,706
CNO Financial Group Inc.[a]	10,901	87,862
Delphi Financial Group Inc. Class A	2,171	69,364
Endurance Specialty Holdings Ltd.	2,013	89,256
Erie Indemnity Co. Class A	1,304	94,449
Everest Re Group Ltd.	2,339	213,130

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Fidelity National Financial Inc. Class A	10,797	$166,706
First American Financial Corp.	4,497	70,153
Genworth Financial Inc. Class Aa	22,486	274,104
Hanover Insurance Group Inc. (The)	2,063	87,100
Hartford Financial Services Group Inc. (The)	20,581	596,232
HCC Insurance Holdings Inc.	5,282	171,876
Horace Mann Educators Corp.	1,772	31,683
Lincoln National Corp.	14,645	457,363
Loews Corp.	15,717	695,634
Markel Corp.[a,b]	450	187,776
Marsh & McLennan Companies Inc.	25,055	758,665
MBIA Inc.[a,b]	7,621	78,649
Mercury General Corp.	1,279	50,828
MetLife Inc.	37,966	1,776,429
MGIC Investment Corp.[a]	9,234	79,966
Montpelier Re Holdings Ltd.	3,336	60,348
Old Republic International Corp.	11,130	141,017
PartnerRe Ltd.	3,160	253,938
Platinum Underwriters Holdings Ltd.	1,736	65,638
Principal Financial Group Inc.	13,991	472,196
ProAssurance Corp.[a,b]	1,337	88,777
Progressive Corp. (The)	28,827	632,464
Protective Life Corp.	4,127	111,058
Prudential Financial Inc.	22,295	1,413,949
Radian Group Inc.	6,110	36,232
Reinsurance Group of America Inc.	3,421	216,549
RenaissanceRe Holdings Ltd.	2,462	173,029
RLI Corp.	731	43,304
Selective Insurance Group Inc.	2,567	45,282
StanCorp Financial Group Inc.	2,123	91,501
Torchmark Corp.	3,782	253,091
Tower Group Inc.	1,878	42,950
Transatlantic Holdings Inc.	2,912	143,533
Travelers Companies Inc. (The)	19,888	1,258,513
Unitrin Inc.	2,050	61,992
Unum Group	14,459	382,874
Validus Holdings Ltd.	2,940	95,668
W.R. Berkley Corp.	5,710	186,203
White Mountains Insurance Group Ltd.	313	111,901
Willis Group Holdings PLC	7,842	324,031
XL Group PLC	14,857	362,808

		24,094,546

Security	Shares	Value

INTERNET – 2.71%
AboveNet Inc.	1,041	$69,487
Akamai Technologies Inc.[a]	8,451	291,052
Amazon.com Inc.[a]	16,252	3,193,518
AOL Inc.[a]	4,897	99,801
Ariba Inc.[a]	4,219	146,695
Check Point Software
Technologies Ltd.[a,b]	7,790	427,905
Digital River Inc.[a,b]	1,850	60,199
EarthLink Inc.	4,957	40,747
eBay Inc.[a]	51,890	1,785,016
Equinix Inc.[a]	2,040	205,346
Expedia Inc.	9,379	234,756
F5 Networks Inc.[a]	3,673	372,295
Google Inc. Class Aa	11,447	6,228,313
GSI Commerce Inc.[a]	2,555	74,785
IAC/InterActiveCorp[a]	4,023	145,270
j2 Global Communications Inc.[a,b]	2,063	60,776
Liberty Media Corp. – Liberty Interactive Group Series Aa	26,239	458,658
Netflix Inc.[a]	2,081	484,186
Priceline.com Inc.[a]	2,267	1,240,072
Rackspace Hosting Inc.[a]	4,781	220,834
Symantec Corp.[a]	35,210	691,876
TIBCO Software Inc.[a]	7,509	225,195
United Online Inc.	3,851	25,417
ValueClick Inc.[a,b]	3,991	66,849
VeriSign Inc.	8,009	296,013
WebMD Health Corp.[a]	2,711	156,886
Websense Inc.[a,b]	1,867	48,150
Yahoo! Inc.[a]	56,398	1,001,064

		18,351,161

IRON & STEEL – 0.37%
AK Steel Holding Corp.	5,011	81,429
Allegheny Technologies Inc.	4,280	308,160
Carpenter Technology Corp.	2,124	108,876
Cliffs Natural Resources Inc.	6,271	587,718
Nucor Corp.	13,229	621,234
Reliance Steel & Aluminum Co.	3,473	196,607
Schnitzer Steel Industries Inc. Class A	1,168	72,498
Steel Dynamics Inc.	10,099	183,701

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
United States Steel Corp.	6,557	$312,834

		2,473,057

LEISURE TIME – 0.27%
Brunswick Corp.	3,928	91,797
Carnival Corp.	18,923	720,399
Harley-Davidson Inc.	10,816	403,004
Interval Leisure Group Inc.[a]	1,869	30,035
Life Time Fitness Inc.[a]	1,914	74,876
Polaris Industries Inc.	1,611	169,848
Royal Caribbean Cruises Ltd.[a]	6,257	249,154
WMS Industries Inc.[a]	2,753	90,298

		1,829,411

LODGING – 0.49%
Boyd Gaming Corp.[a,b]	2,557	22,860
Choice Hotels International Inc.	1,451	54,238
Gaylord Entertainment Co.[a]	1,659	59,508
Hyatt Hotels Corp. Class Aa	1,575	69,788
Las Vegas Sands Corp.[a]	20,737	974,846
Marriott International Inc. Class A	14,527	512,803
MGM Resorts International[a]	14,732	186,507
Orient-Express Hotels Ltd. Class Aa	4,518	55,436
Starwood Hotels & Resorts
Worldwide Inc.	8,053	479,717
Wyndham Worldwide Corp.	7,999	276,846
Wynn Resorts Ltd.	4,037	594,045

		3,286,594

MACHINERY – 1.42%
AGCO Corp.[a]	4,304	247,824
Astec Industries Inc.[a]	778	30,171
Babcock & Wilcox Co. (The)[a]	5,284	165,970
Briggs & Stratton Corp.	2,234	52,700
Bucyrus International Inc.	3,454	315,868
Caterpillar Inc.	26,682	3,079,370
Cognex Corp.	1,772	55,428
Cummins Inc.	8,191	984,394
Deere & Co.	19,449	1,896,278
Flowserve Corp.	2,592	328,199
Gardner Denver Inc.	2,398	207,211
Graco Inc.	2,738	136,982
IDEX Corp.	3,763	176,560
Intermec Inc.[a]	2,196	25,210
Joy Global Inc.	4,743	478,806

Security	Shares	Value
Manitowoc Co. Inc. (The)	5,914	$131,232
Middleby Corp. (The)[a]	868	77,834
Nordson Corp.	2,870	163,504
Robbins & Myers Inc.	1,726	75,029
Rockwell Automation Inc.	6,577	573,054
Terex Corp.[a]	5,003	174,004
Wabtec Corp.	2,218	158,321
Zebra Technologies Corp. Class Aa,b	2,714	106,633

		9,640,582

MACHINERY - DIVERSIFIED – 0.01%
Chart Industries Inc.[a]	1,327	64,506

		64,506

MANUFACTURING – 3.80%
3M Co.	30,073	2,923,396
A.O. Smith Corp.	1,725	75,848
Actuant Corp. Class A	3,058	84,890
Acuity Brands Inc.	2,043	120,128
AptarGroup Inc.	2,941	154,255
Brink’s Co. (The)	2,161	71,335
Carlisle Companies Inc.	2,824	139,901
Ceradyne Inc.[a]	1,172	54,920
CLARCOR Inc.	2,241	101,271
Cooper Industries PLC	7,697	507,617
Crane Co.	2,373	118,436
Danaher Corp.	23,310	1,287,644
Donaldson Co. Inc.	3,320	203,284
Dover Corp.	8,550	581,742
Eastman Kodak Co.[a]	12,103	33,646
Eaton Corp.	15,444	826,717
ESCO Technologies Inc.	1,229	45,080
General Electric Co.	492,092	10,063,281
Harsco Corp.	3,765	134,034
Hexcel Corp.[a]	4,569	98,371
Honeywell International Inc.	32,900	2,014,467
Illinois Tool Works Inc.	19,790	1,155,934
Ingersoll-Rand PLC	14,857	750,278
ITT Corp.	8,450	488,326
Lancaster Colony Corp.	916	55,977
Leggett & Platt Inc.	6,713	176,485
Matthews International Corp. Class A	1,421	57,039
Pall Corp.	5,388	314,875
Parker Hannifin Corp.	7,467	704,287

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Pentair Inc.	4,551	$182,768
Roper Industries Inc.	4,373	378,221
SPX Corp.	2,315	200,132
Teleflex Inc.	1,855	116,884
Textron Inc.	12,575	328,208
Trinity Industries Inc.	3,730	135,026
Tyco International Ltd.	21,858	1,065,359

		25,750,062

MEDIA – 2.86%
Cablevision NY Group Class A	10,911	384,395
CBS Corp. Class B NVS	28,990	731,128
Comcast Corp. Class A	94,556	2,481,149
Comcast Corp. Class A Special	33,722	827,875
CTC Media Inc.	2,324	54,777
DIRECTV Class Aa	38,407	1,866,196
Discovery Communications Inc. Series Aa	6,276	277,776
Discovery Communications Inc. Series Ca	6,493	256,214
DISH Network Corp. Class Aa	9,425	236,002
Gannett Co. Inc.	10,824	163,009
John Wiley & Sons Inc. Class A	2,454	124,982
Liberty Global Inc. Series Aa,b	5,234	243,381
Liberty Global Inc. Series Ca	5,324	236,332
Liberty Media Corp. – Liberty Capital Group Series Aa	3,486	286,793
Liberty Media Corp. – Starz Series Aa	2,440	187,514
McGraw-Hill Companies Inc. (The)	14,172	573,541
Meredith Corp.	1,651	55,176
New York Times Co. (The) Class Aa	4,394	35,723
News Corp. Class A NVS	83,770	1,492,781
News Corp. Class B	19,974	377,509
Nielsen Holdings NVa	3,197	95,558
Scholastic Corp.	891	23,416
Scripps Networks Interactive Inc. Class A	4,144	213,085
Time Warner Cable Inc.	16,277	1,271,722
Time Warner Inc.	51,176	1,937,523

Security	Shares	Value
Viacom Inc. Class B NVS	25,626	$1,311,026
Walt Disney Co. (The)	82,015	3,534,847
Washington Post Co. (The) Class B	233	101,565

		19,380,995

METAL FABRICATE & HARDWARE – 0.24%
Commercial Metals Co.	5,295	88,744
Kaydon Corp.	1,572	60,836
Mueller Industries Inc.	1,699	66,465
Mueller Water Products Inc. Class A	6,899	30,356
Precision Castparts Corp.	6,530	1,009,016
Timken Co. (The)	3,514	198,154
Valmont Industries Inc.	1,001	105,405
Worthington Industries Inc.	2,935	63,308

		1,622,284

MINING – 0.89%
Alcoa Inc.	49,018	833,306
Allied Nevada Gold Corp.[a,b]	3,772	162,422
Coeur d’Alene Mines Corp.[a]	4,077	129,282
Compass Minerals International Inc.	1,514	147,781
Freeport-McMoRan Copper & Gold Inc.	43,346	2,385,330
Hecla Mining Co.[a]	12,331	116,035
Kaiser Aluminum Corp.	569	28,513
Newmont Mining Corp.	22,354	1,310,168
Royal Gold Inc.	2,440	148,791
RTI International Metals Inc.[a]	1,423	45,451
Southern Copper Corp.	9,829	368,194
Titanium Metals Corp.[a]	4,023	80,581
USEC Inc.[a]	4,939	22,621
Vulcan Materials Co.[b]	5,250	237,300

		6,015,775

OFFICE & BUSINESS EQUIPMENT – 0.13%
Pitney Bowes Inc.	9,247	227,106
Xerox Corp.	63,148	637,164

		864,270

OFFICE FURNISHINGS – 0.02%
Herman Miller Inc.	2,501	65,076
HNI Corp.	1,780	48,986

		114,062

OIL & GAS – 9.55%
Anadarko Petroleum Corp.	22,763	1,796,911
Apache Corp.	16,790	2,239,282

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Atlas Energy Inc. Escrow[a,d]	3,656	$366
Atwood Oceanics Inc.[a,b]	2,651	119,109
Berry Petroleum Co. Class A	2,203	117,045
Bill Barrett Corp.[a]	1,940	80,956
Brigham Exploration Co.[a]	5,224	175,161
Cabot Oil & Gas Corp.	4,834	272,058
Carrizo Oil & Gas Inc.[a]	1,576	62,788
Chesapeake Energy Corp.	29,752	1,001,750
Chevron Corp.	92,454	10,118,166
Cimarex Energy Co.	3,888	429,974
Comstock Resources Inc.[a]	2,195	70,372
Concho Resources Inc.[a]	4,722	504,546
ConocoPhillips	63,038	4,975,589
Continental Resources Inc.[a]	1,407	96,633
Denbury Resources Inc.[a]	18,485	417,206
Devon Energy Corp.	18,821	1,712,711
Diamond Offshore Drilling Inc.	3,065	232,542
EOG Resources Inc.	11,627	1,312,805
EQT Corp.	6,985	367,481
EXCO Resources Inc.	7,995	167,495
Exxon Mobil Corp.	232,478	20,458,064
Forest Oil Corp.[a,b]	5,199	186,696
Frontier Oil Corp.	4,724	131,989
Helmerich & Payne Inc.	4,382	290,702
Hess Corp.	14,106	1,212,552
Holly Corp.	2,452	141,971
Marathon Oil Corp.	32,764	1,770,567
Murphy Oil Corp.	8,773	679,732
Nabors Industries Ltd.[a,b]	13,254	406,103
Newfield Exploration Co.[a]	6,144	434,995
Noble Corp.	11,638	500,550
Noble Energy Inc.	7,998	769,967
Occidental Petroleum Corp.	37,315	4,264,731
Parker Drilling Co.[a]	5,423	38,666
Patterson-UTI Energy Inc.	7,240	225,236
Penn Virginia Corp.	2,162	33,425
Petrohawk Energy Corp.[a]	14,001	378,167
Pioneer Natural Resources Co.	4,279	437,442
Plains Exploration & Production Co.[a,b]	6,455	245,548
Pride International Inc.[a]	7,358	323,090
QEP Resources Inc.	8,008	342,182
Quicksilver Resources Inc.[a]	5,511	81,838
Range Resources Corp.	7,308	412,537

Security	Shares	Value
Rosetta Resources Inc.[a]	2,456	$112,804
Rowan Companies Inc.[a]	5,855	244,153
SandRidge Energy Inc.[a,b]	16,773	207,314
SM Energy Co.	2,896	219,691
Southwestern Energy Co.[a]	15,940	699,128
Sunoco Inc.	5,547	236,635
Swift Energy Co.[a]	2,021	79,203
Tesoro Corp.[a]	6,328	171,615
Transocean Ltd.[a]	14,788	1,075,827
Ultra Petroleum Corp.[a]	7,082	359,695
Unit Corp.[a,b]	2,161	136,186
Valero Energy Corp.	25,588	724,140
Whiting Petroleum Corp.[a]	5,414	376,273

		64,680,360

OIL & GAS SERVICES – 2.18%
Baker Hughes Inc.	19,607	1,517,778
Cameron International Corp.[a]	11,229	591,993
CARBO Ceramics Inc.	950	152,893
Complete Production Services Inc.[a]	3,207	108,846
Core Laboratories NV	2,010	192,920
Dresser-Rand Group Inc.[a,b]	3,777	198,443
Dril-Quip Inc.[a,b]	1,436	109,940
Exterran Holdings Inc.[a]	2,998	65,087
FMC Technologies Inc.[a,b]	11,098	515,835
Global Industries Ltd.[a]	5,003	49,330
Halliburton Co.	41,808	2,110,468
Helix Energy Solutions Group Inc.[a]	4,542	85,980
Key Energy Services Inc.[a]	6,649	121,012
Lufkin Industries Inc.	1,396	128,893
National Oilwell Varco Inc.	19,263	1,477,279
Oceaneering International Inc.[a]	2,380	208,060
Oil States International Inc.[a]	2,329	193,330
Schlumberger Ltd.	62,889	5,644,288
SEACOR Holdings Inc.	1,022	101,004
Superior Energy Services Inc.[a]	3,687	141,654
Tetra Technologies Inc.[a,b]	3,698	54,619
Tidewater Inc.	2,416	143,776
Weatherford International Ltd.[a]	34,296	740,108
World Fuel Services Corp.	3,117	123,371

		14,776,907

PACKAGING & CONTAINERS – 0.26%
Ball Corp.	8,142	303,778

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Bemis Co. Inc.	5,041	$157,985
Crown Holdings Inc.[a]	7,451	278,667
Greif Inc. Class A	1,114	69,179
Owens-Illinois Inc.[a]	7,505	222,673
Packaging Corp. of America	4,807	137,144
Sealed Air Corp.	7,381	190,208
Silgan Holdings Inc.	2,304	105,662
Smurfit-Stone Container Corp.[a]	4,262	164,002
Sonoco Products Co.	4,600	158,976

		1,788,274

PHARMACEUTICALS – 4.72%
Abbott Laboratories	70,927	3,691,041
Alkermes Inc.[a]	4,516	65,121
Allergan Inc.	14,211	1,130,627
AmerisourceBergen Corp.	12,644	513,852
Amylin Pharmaceuticals Inc.[a]	5,990	79,667
Auxilium Pharmaceuticals Inc.[a]	2,100	51,156
BioMarin Pharmaceutical Inc.[a]	4,760	127,996
Bristol-Myers Squibb Co.	79,178	2,224,902
Cardinal Health Inc.	16,056	701,487
Catalyst Health Solutions Inc.[a,b]	1,972	117,452
Cephalon Inc.[a]	3,472	266,650
Cubist Pharmaceuticals Inc.[a]	2,621	88,721
Dendreon Corp.[a,b]	6,737	292,588
Eli Lilly and Co.	45,389	1,679,847
Endo Pharmaceuticals Holdings Inc.[a,b]	4,907	192,158
Express Scripts Inc.[a]	22,605	1,282,608
Forest Laboratories Inc.[a]	13,365	443,183
Gilead Sciences Inc.[a]	36,693	1,425,156
Herbalife Ltd.	2,721	244,291
Hospira Inc.[a]	7,653	434,155
Isis Pharmaceuticals Inc.[a]	4,423	41,488
Mead Johnson Nutrition Co. Class A	9,350	625,328
Medco Health Solutions Inc.[a]	19,545	1,159,605
Medicis Pharmaceutical Corp. Class A	2,676	94,891
Merck & Co. Inc.	141,745	5,095,733
Mylan Inc.[a]	20,082	500,443
Omnicare Inc.	5,243	164,735
Onyx Pharmaceuticals Inc.[a]	2,735	102,754
Par Pharmaceutical Companies Inc.[a]	1,548	53,313
Perrigo Co.	3,861	348,880
Pfizer Inc.	371,098	7,778,214

Security	Shares	Value
Salix Pharmaceuticals Ltd.[a]	2,222	$87,302
Theravance Inc.[a]	3,131	86,885
United Therapeutics Corp.[a]	2,221	148,718
VCA Antech Inc.[a]	3,915	96,309
Warner Chilcott PLC Class A	5,402	124,516
Watson Pharmaceuticals Inc.[a,b]	6,133	380,369

		31,942,141

PIPELINES – 0.44%
El Paso Corp.	32,796	636,570
Kinder Morgan Inc.[a]	4,395	125,609
ONEOK Inc.	4,491	314,100
Questar Corp.	8,008	140,701
Spectra Energy Corp.	29,752	863,998
Williams Companies Inc. (The)	27,063	897,680

		2,978,658

REAL ESTATE – 0.17%
Brookfield Properties Corp.	12,198	241,276
CB Richard Ellis Group Inc. Class Aa	13,524	361,226
Forest City Enterprises Inc. Class Aa	5,651	108,556
Forestar Group Inc.[a]	1,646	32,377
Howard Hughes Corp. (The)[a]	1,736	112,441
Jones Lang LaSalle Inc.	1,920	196,570
St. Joe Co. (The)[a,b]	4,311	112,603

		1,165,049

REAL ESTATE INVESTMENT TRUSTS – 2.45%
Alexandria Real Estate Equities Inc.	2,569	211,043
AMB Property Corp.	7,859	286,068
American Campus Communities Inc.[b]	2,917	102,533
American Capital Agency Corp.	5,516	160,571
Annaly Capital Management Inc.	36,572	652,445
Apartment Investment and Management Co. Class A	5,585	150,572
AvalonBay Communities Inc.	3,922	496,564
BioMed Realty Trust Inc.	5,919	117,433
Boston Properties Inc.	6,349	663,661
Brandywine Realty Trust	5,834	74,092
BRE Properties Inc. Class A	2,875	145,820
Camden Property Trust	3,077	193,082
CBL & Associates Properties Inc.	6,284	116,694
Chimera Investment Corp.	46,710	189,176
Colonial Properties Trust	3,357	71,034
CommonWealth REIT	3,490	95,591

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Corporate Office Properties Trust	3,176	$111,827
DCT Industrial Trust Inc.	11,553	67,123
Developers Diversified Realty Corp.	8,907	131,289
DiamondRock Hospitality Co.	7,610	91,624
Digital Realty Trust Inc.	4,210	254,031
Douglas Emmett Inc.	5,440	113,206
Duke Realty Corp.	11,397	173,804
DuPont Fabros Technology Inc.[b]	2,604	63,694
EastGroup Properties Inc.	1,182	54,443
Entertainment Properties Trust	2,041	97,172
Equity Lifestyle Properties Inc.	1,415	84,645
Equity Residential	13,105	782,631
Essex Property Trust Inc.	1,465	198,478
Extra Space Storage Inc.	3,973	86,015
Federal Realty Investment Trust	2,752	240,965
Franklin Street Properties Corp.	3,296	46,605
General Growth Properties Inc.	18,257	304,892
Hatteras Financial Corp.	3,319	94,293
HCP Inc.	17,112	677,977
Health Care REIT Inc.	7,936	426,719
Healthcare Realty Trust Inc.	2,772	63,312
Highwoods Properties Inc.	2,954	109,003
Home Properties Inc.	1,734	109,936
Hospitality Properties Trust	5,665	136,810
Host Hotels & Resorts Inc.	30,515	542,862
Kilroy Realty Corp.	2,369	99,356
Kimco Realty Corp.	18,813	367,606
LaSalle Hotel Properties[b]	3,359	94,522
Lexington Realty Trust	5,704	56,926
Liberty Property Trust	5,199	182,849
Macerich Co. (The)	6,056	319,878
Mack-Cali Realty Corp.	4,010	141,633
MFA Financial Inc.	15,882	126,738
Mid-America Apartment
Communities Inc.	1,609	107,562
National Retail Properties Inc.[b]	3,793	99,908
Nationwide Health Properties Inc.	5,822	255,004
Omega Healthcare Investors Inc.	4,452	102,218
Piedmont Office Realty Trust Inc. Class A	7,950	158,205
Post Properties Inc.	2,170	88,102
ProLogis	26,503	431,734
Public Storage	6,469	758,878

Security	Shares	Value
Realty Income Corp.	5,435	$193,214
Redwood Trust Inc.	3,245	51,368
Regency Centers Corp.	3,856	181,463
Senior Housing Properties Trust	6,532	154,939
Simon Property Group Inc.	13,550	1,552,017
SL Green Realty Corp.	3,612	298,098
Sunstone Hotel Investors Inc.[a]	5,453	57,038
Tanger Factory Outlet Centers Inc.	3,704	102,342
Taubman Centers Inc.	2,468	143,514
UDR Inc.	8,450	218,771
Ventas Inc.	7,508	419,922
Vornado Realty Trust[b]	8,328	805,151
Washington Real Estate Investment Trust	2,827	91,595
Weingarten Realty Investors	5,488	144,938

		16,595,224

RETAIL – 5.49%
99 Cents Only Stores[a,b]	2,656	53,545
Abercrombie & Fitch Co. Class A	4,084	289,147
Advance Auto Parts Inc.	3,869	253,265
Aeropostale Inc.[a]	3,962	101,150
American Eagle Outfitters Inc.	8,721	135,699
ANN Inc.[a]	2,746	85,703
Ascena Retail Group Inc.[a]	2,939	91,961
AutoNation Inc.[a,b]	2,077	70,431
AutoZone Inc.[a]	1,186	334,903
Bed Bath & Beyond Inc.[a]	11,690	656,043
Best Buy Co. Inc.	14,918	465,740
Big Lots Inc.[a]	3,558	146,269
BJ’s Wholesale Club Inc.[a]	2,565	131,636
Bob Evans Farms Inc.	1,390	43,590
Brinker International Inc.	4,113	99,082
Buckle Inc. (The)	1,259	57,272
CarMax Inc.[a]	10,303	357,514
Casey’s General Stores Inc.	1,736	67,756
Cato Corp. (The) Class A	1,247	31,811
CEC Entertainment Inc.	1,055	39,911
Cheesecake Factory Inc. (The)[a]	2,548	74,962
Chico’s FAS Inc.	8,162	119,410
Children’s Place Retail Stores Inc. (The)[a]	1,098	58,381
Chipotle Mexican Grill Inc.[a,b]	1,447	386,045
Collective Brands Inc.[a]	2,970	62,370

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Copart Inc.[a]	3,457	$156,844
Costco Wholesale Corp.	19,918	1,611,765
Cracker Barrel Old Country Store Inc.	998	51,128
CVS Caremark Corp.	62,707	2,272,502
Darden Restaurants Inc.	6,481	304,413
Dick’s Sporting Goods Inc.[a]	4,258	174,280
Dillard’s Inc. Class Ab	2,062	99,017
Dollar Tree Inc.[a]	5,717	328,727
Family Dollar Stores Inc.	5,456	295,770
Foot Locker Inc.	7,159	154,062
GameStop Corp. Class Aa,b	7,107	182,508
Gap Inc. (The)	16,249	377,627
Genesco Inc.[a]	973	39,290
Group 1 Automotive Inc.	1,186	51,045
Home Depot Inc. (The)	75,492	2,803,773
HSN Inc.[a]	1,869	62,013
J. Crew Group Inc. Escrow[a,d]	2,849	–
J.C. Penney Co. Inc.	9,664	371,581
Jack in the Box Inc.[a]	2,182	45,058
Kohl’s Corp.	12,718	670,366
Limited Brands Inc.	12,787	526,313
Lowe’s Companies Inc.	63,572	1,668,765
Macy’s Inc.	19,485	465,886
McDonald’s Corp.	48,133	3,769,295
Men’s Wearhouse Inc. (The)	2,296	64,035
MSC Industrial Direct Co. Inc. Class A	2,050	146,759
Nordstrom Inc.	7,847	373,125
Nu Skin Enterprises Inc. Class A	2,391	76,727
O’Reilly Automotive Inc.[a]	6,416	378,929
Office Depot Inc.[a]	12,670	54,608
OfficeMax Inc.[a,b]	3,897	38,814
P.F. Chang’s China Bistro Inc.[b]	1,038	41,624
Panera Bread Co. Class Aa	1,318	159,623
Papa John’s International Inc.[a,b]	1,055	31,713
PetSmart Inc.	5,560	234,465
RadioShack Corp.	5,040	79,682
Regis Corp.	2,386	40,562
Rite Aid Corp.[a]	27,357	30,366
Ross Stores Inc.	5,479	403,748
Saks Inc.[a]	5,161	61,726
Sally Beauty Holdings Inc.[a]	4,618	68,300
Sears Holdings Corp.[a,b]	2,238	192,401
Signet Jewelers Ltd.[a]	3,975	173,906

Security	Shares	Value
Sonic Corp.[a]	2,712	$30,429
Staples Inc.	33,894	716,519
Starbucks Corp.	34,205	1,237,879
Target Corp.	29,554	1,451,101
Tiffany & Co.	5,787	401,849
TJX Companies Inc. (The)	18,244	978,243
Tractor Supply Co.	3,410	210,977
Ulta Salon, Cosmetics & Fragrance Inc.[a]	2,233	118,773
Under Armour Inc. Class Aa	1,598	109,399
Urban Outfitters Inc.[a]	6,097	191,812
Wal-Mart Stores Inc.	93,178	5,122,926
Walgreen Co.	42,699	1,824,101
Wendy’s/Arby’s Group Inc. Class A	14,840	71,529
Williams-Sonoma Inc.	4,365	189,485
Yum! Brands Inc.	21,525	1,154,601

		37,156,360

SAVINGS & LOANS – 0.19%
Astoria Financial Corp.	4,232	61,237
Capitol Federal Financial Inc.	7,706	87,232
First Niagara Financial Group Inc.	14,268	205,459
Hudson City Bancorp Inc.	22,374	213,224
New York Community Bancorp Inc.	19,985	331,751
People’s United Financial Inc.	16,140	220,957
Provident Financial Services Inc.	2,774	40,278
TFS Financial Corp.	4,485	48,797
Washington Federal Inc.	5,302	85,309

		1,294,244

SEMICONDUCTORS – 2.75%
Advanced Micro Devices Inc.[a]	25,242	229,702
Altera Corp.	14,757	718,666
Amkor Technology Inc.[a,b]	5,172	34,652
Analog Devices Inc.	13,626	549,264
Applied Materials Inc.	60,963	956,509
Applied Micro Circuits Corp.[a,b]	2,847	29,837
Atmel Corp.[a]	21,537	329,516
ATMI Inc.[a,b]	1,561	31,080
Broadcom Corp. Class Aa	22,359	786,590
Cabot Microelectronics Corp.[a]	1,067	52,123
Cavium Networks Inc.[a]	2,086	98,501
Cree Inc.[a,b]	4,974	202,641
Cypress Semiconductor Corp.[a]	7,735	168,314
Emulex Corp.[a]	3,744	36,279

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Fairchild Semiconductor International Inc.[a]	5,750	$120,577
Hittite Microwave Corp.[a,b]	1,288	82,934
Integrated Device Technology Inc.[a]	6,582	53,545
Intel Corp.	253,060	5,868,461
International Rectifier Corp.[a]	3,341	115,465
Intersil Corp. Class A	5,591	82,579
KLA-Tencor Corp.	7,828	343,649
Lam Research Corp.[a]	5,648	272,855
Linear Technology Corp.	9,655	335,994
LSI Corp.[a,b]	27,803	203,796
Marvell Technology Group Ltd.[a]	24,952	385,009
Maxim Integrated Products Inc.	13,909	380,272
MEMC Electronic Materials Inc.[a]	10,552	124,830
Microchip Technology Inc.	8,777	360,208
Micron Technology Inc.[a]	39,895	450,415
Microsemi Corp.[a,b]	3,762	88,783
National Semiconductor Corp.	11,053	266,598
NetLogic Microsystems Inc.[a,b]	2,733	117,874
Novellus Systems Inc.[a]	4,279	137,356
NVIDIA Corp.[a]	26,993	539,860
OmniVision Technologies Inc.[a]	2,312	77,683
ON Semiconductor Corp.[a,b]	19,820	208,308
PMC-Sierra Inc.[a]	10,495	84,170
QLogic Corp.[a]	4,568	82,133
Rambus Inc.[a]	5,395	107,361
Rovi Corp.[a,b]	4,807	233,428
Semtech Corp.[a,b]	2,742	76,968
Silicon Laboratories Inc.[a,b]	1,909	83,194
Skyworks Solutions Inc.[a]	8,689	273,356
Teradyne Inc.[a]	8,588	138,267
Tessera Technologies Inc.[a]	2,350	46,436
Texas Instruments Inc.	54,169	1,924,625
TriQuint Semiconductor Inc.[a,b]	7,105	97,836
Varian Semiconductor Equipment Associates Inc.[a]	3,365	141,094
Veeco Instruments Inc.[a,b]	1,769	90,449
Xilinx Inc.	12,008	418,599

		18,638,641

SHIPBUILDING – 0.01%
Huntington Ingalls Industries Inc.[a]	2,082	83,280

		83,280

Security	Shares	Value
SOFTWARE – 4.06%
ACI Worldwide Inc.[a]	1,537	$50,782
Activision Blizzard Inc.	24,664	280,923
Acxiom Corp.[a]	3,730	54,309
Adobe Systems Inc.[a]	23,420	785,741
Advent Software Inc.[a]	1,382	37,632
Allscripts Healthcare Solutions Inc.[a]	8,723	187,893
ANSYS Inc.[a,b]	4,076	225,362
athenahealth Inc.[a,b]	1,461	67,542
Autodesk Inc.[a]	10,534	473,819
Automatic Data Processing Inc.	22,685	1,232,930
Blackboard Inc.[a,b]	1,671	80,392
BMC Software Inc.[a]	8,321	417,964
Broadridge Financial Solutions Inc.	5,756	133,769
CA Inc.	19,042	468,243
Cerner Corp.[a]	3,232	388,422
Citrix Systems Inc.[a]	8,679	731,987
Compuware Corp.[a]	10,527	119,271
Concur Technologies Inc.[a]	1,991	115,219
CSG Systems International Inc.[a]	1,606	34,111
Dun & Bradstreet Corp. (The)	2,316	190,329
Electronic Arts Inc.[a]	15,621	315,232
Fair Isaac Corp.	1,743	52,081
Fidelity National Information Services Inc.	11,817	391,143
Fiserv Inc.[a]	6,971	427,392
Global Payments Inc.	3,749	199,597
Informatica Corp.[a]	4,414	247,228
Intuit Inc.[a]	13,143	730,225
JDA Software Group Inc.[a]	2,106	69,014
ManTech International Corp. Class Aa,b	1,083	47,533
Microsoft Corp.	344,785	8,971,306
MSCI Inc. Class Aa	5,531	196,184
Nuance Communications Inc.[a]	10,442	216,149
Oracle Corp.	176,351	6,357,453
Parametric Technology Corp.[a]	5,303	128,704
Paychex Inc.	14,801	484,141
Progress Software Corp.[a,b]	3,123	92,597
Quality Systems Inc.	853	76,531
Quest Software Inc.[a]	2,847	73,339
Red Hat Inc.[a,b]	8,980	426,281
Salesforce.com Inc.[a]	5,473	758,558
SEI Investments Co.	6,899	154,055

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Solera Holdings Inc.	3,263	$179,465
Take-Two Interactive Software Inc.[a]	3,563	57,649
Total System Services Inc.	9,211	173,627
VeriFone Systems Inc.[a]	3,997	219,115
VMware Inc. Class Aa	3,584	342,021

		27,463,260

TELECOMMUNICATIONS – 5.01%
Acme Packet Inc.[a]	2,389	197,355
ADTRAN Inc.	2,783	114,854
Amdocs Ltd.[a]	8,252	253,749
American Tower Corp. Class Aa	18,506	968,049
Anixter International Inc.	1,419	106,624
ARRIS Group Inc.[a]	5,658	67,896
Aruba Networks Inc.[a]	3,859	138,654
AT&T Inc.	274,141	8,531,268
Atheros Communications Inc.[a]	3,239	145,302
Black Box Corp.	803	28,057
CenturyLink Inc.	24,601	1,003,229
Ciena Corp.[a,b]	4,194	118,439
Cincinnati Bell Inc.[a,b]	9,511	28,438
Cisco Systems Inc.	255,666	4,489,495
Comtech Telecommunications Corp.	1,329	37,611
Corning Inc.	72,348	1,514,967
Crown Castle International Corp.[a]	11,264	482,775
Finisar Corp.[a]	3,611	101,433
Frontier Communications Corp.	46,480	384,390
Harmonic Inc.[a,b]	4,728	39,148
Harris Corp.	6,015	319,577
InterDigital Inc.[b]	1,985	91,886
JDS Uniphase Corp.[a]	9,932	206,983
Juniper Networks Inc.[a]	24,304	931,572
Leap Wireless International Inc.[a]	2,850	42,294
Level 3 Communications Inc.[a]	74,804	116,694
MetroPCS Communications Inc.[a]	11,782	198,291
Motorola Mobility Holdings Inc.[a]	13,568	353,582
Motorola Solutions Inc.[a]	13,625	625,115
NeuStar Inc. Class Aa	3,509	94,357
NII Holdings Inc.[a,b]	7,706	320,415
Plantronics Inc.	2,230	82,666
Polycom Inc.[a]	3,863	231,123
QUALCOMM Inc.	75,847	4,311,143
RF Micro Devices Inc.[a]	11,670	77,722

Security	Shares	Value
SAVVIS Inc.[a]	2,001	$78,759
SBA Communications Corp. Class Aa	5,395	208,409
Sonus Networks Inc.[a]	9,836	38,754
Sprint Nextel Corp.[a]	136,336	706,220
Tekelec[a]	3,125	26,094
Telephone and Data Systems Inc.	2,402	80,611
Telephone and Data Systems Inc. Special	2,091	60,953
Tellabs Inc.	14,760	72,619
tw telecom inc.[a,b]	6,718	144,706
United States Cellular Corp.[a,b]	716	35,256
Verizon Communications Inc.	130,351	4,924,661
ViaSat Inc.[a,b]	1,904	76,008
Virgin Media Inc.	13,248	400,884
Windstream Corp.	22,546	288,814

		33,897,901

TEXTILES – 0.05%
Cintas Corp.	5,712	177,358
G&K Services Inc. Class A	946	31,313
Mohawk Industries Inc.[a]	2,608	156,584

		365,255

TOYS, GAMES & HOBBIES – 0.11%
Hasbro Inc.	5,748	269,236
Mattel Inc.	16,626	444,247

		713,483

TRANSPORTATION – 1.73%
Alexander & Baldwin Inc.	1,941	102,291
Arkansas Best Corp.	1,125	25,886
Bristow Group Inc.[a]	1,593	73,915
C.H. Robinson Worldwide Inc.	7,657	613,938
Con-way Inc.	2,597	101,075
CSX Corp.	17,089	1,344,733
Expeditors International of Washington Inc.	9,903	537,436
FedEx Corp.	13,576	1,298,816
Forward Air Corp.	1,418	47,673
Genesee & Wyoming Inc. Class Aa,b	1,765	109,395
Heartland Express Inc.	2,599	44,833
Hub Group Inc. Class Aa,b	1,681	67,711
J.B. Hunt Transport Services Inc.	4,342	207,027
Kansas City Southern Industries Inc.[a]	4,676	271,722
Kirby Corp.[a]	2,507	142,347

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Knight Transportation Inc.	2,651	$47,745
Landstar System Inc.	2,152	102,005
Norfolk Southern Corp.	16,430	1,226,992
Old Dominion Freight Line Inc.[a,b]	2,041	76,374
Overseas Shipholding Group Inc.	1,314	36,608
Ryder System Inc.	2,455	131,343
Teekay Corp.	1,925	65,431
Union Pacific Corp.	22,650	2,343,595
United Parcel Service Inc. Class B	33,624	2,520,791
UTi Worldwide Inc.	4,539	101,719
Werner Enterprises Inc.	2,282	59,720

		11,701,121

TRUCKING & LEASING – 0.01%
GATX Corp.	1,916	80,989

		80,989

WATER – 0.06%
American Water Works Co. Inc.	8,199	240,886
Aqua America Inc.	6,434	145,087
California Water Service Group	894	33,722

		419,695

TOTAL COMMON STOCKS
(Cost: $586,404,056)		675,884,089

SHORT-TERM INVESTMENTS – 2.25%

MONEY MARKET FUNDS – 2.25%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.20%[c,e,f]	13,294,137	13,294,137
BlackRock Cash Funds: Prime,
SL Agency Shares 0.21%[c,e,f]	1,373,083	1,373,083
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.01%[c,e]	538,676	538,676

		15,205,896

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,205,896)		15,205,896

Value

TOTAL INVESTMENTS IN SECURITIES – 102.09% (Cost: $601,609,952)	$691,089,985

Other Assets, Less Liabilities – (2.09)%	(14,117,749)

NET ASSETS – 100.00%	$676,972,236

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.92%

ELECTRIC – 0.53%
OGE Energy Corp.	117,583	$6,251,888

		6,251,888

ELECTRICAL COMPONENTS & EQUIPMENT – 0.11%
SunPower Corp. Class Aa,b	26,056	567,239
SunPower Corp. Class Ba	34,248	731,880

		1,299,119

ENERGY – ALTERNATE SOURCES – 0.42%
First Solar Inc.[a,b]	35,832	5,001,072

		5,001,072

ENGINEERING & CONSTRUCTION – 0.27%
McDermott International Inc.[a,b]	138,265	3,192,539

		3,192,539

GAS – 0.58%
Energen Corp.	61,009	3,966,195
Southern Union Co.	94,100	2,813,590

		6,779,785

MACHINERY – DIVERSIFIED – 0.06%
Chart Industries Inc.[a,b]	14,287	694,491

		694,491

OIL & GAS – 78.02%
Anadarko Petroleum Corp.	332,127	26,218,105
Apache Corp.	257,474	34,339,307
Atlas Energy Inc. Escrow[a,c]	41,435	4,144
Atwood Oceanics Inc.[a,b]	28,601	1,285,043
Berry Petroleum Co. Class A	24,652	1,309,761
Bill Barrett Corp.[a,b]	21,646	903,288
Brigham Exploration Co.[a,b]	78,874	2,644,645
Cabot Oil & Gas Corp.	69,718	3,923,729
Carrizo Oil & Gas Inc.[a]	20,905	832,855
Chesapeake Energy Corp.	428,617	14,431,534
Chevron Corp.	1,294,530	141,673,363
Cimarex Energy Co.	56,311	6,227,434
Comstock Resources Inc.[a]	26,279	842,505
Concho Resources Inc.[a]	64,389	6,879,965
ConocoPhillips	869,968	68,666,574
Continental Resources Inc.[a]	23,455	1,610,889
Denbury Resources Inc.[a,b]	256,451	5,788,099
Devon Energy Corp.	290,287	26,416,117
Diamond Offshore Drilling Inc.	51,064	3,874,226

Security	Shares	Value
EOG Resources Inc.	174,034	$19,650,179
EQT Corp.	104,117	5,477,595
EXCO Resources Inc.	101,431	2,124,979
Exxon Mobil Corp.	3,222,857	283,611,416
Forest Oil Corp.[a,b]	64,121	2,302,585
Frontier Oil Corp.	75,283	2,103,407
Helmerich & Payne Inc.	61,822	4,101,271
Hess Corp.	215,395	18,515,354
Holly Corp.	35,417	2,050,644
Marathon Oil Corp.	492,675	26,624,157
Murphy Oil Corp.	139,044	10,773,129
Nabors Industries Ltd.[a]	182,599	5,594,833
Newfield Exploration Co.[a]	93,561	6,624,119
Noble Corp.	176,439	7,588,641
Noble Energy Inc.	123,832	11,921,307
Occidental Petroleum Corp.	528,722	60,427,637
Parker Drilling Co.[a,b]	27,673	197,309
Patterson-UTI Energy Inc.	93,756	2,916,749
Penn Virginia Corp.	16,968	262,325
Petrohawk Energy Corp.[a]	187,198	5,056,218
Pioneer Natural Resources Co.	67,869	6,938,248
Plains Exploration & Production Co.[a]	82,745	3,147,620
Pride International Inc.[a]	100,846	4,428,148
QEP Resources Inc.	116,800	4,990,864
Quicksilver Resources Inc.[a]	59,325	880,976
Range Resources Corp.	103,899	5,865,099
Rosetta Resources Inc.[a,b]	27,196	1,249,112
Rowan Companies Inc.[a]	79,291	3,306,435
SandRidge Energy Inc.[a,b]	237,621	2,936,996
SM Energy Co.	37,843	2,870,770
Southwestern Energy Co.[a,b]	239,661	10,511,531
Sunoco Inc.	91,079	3,885,430
Swift Energy Co.[a]	20,103	787,837
Tesoro Corp.[a]	95,583	2,592,211
Transocean Ltd.[a]	216,638	15,760,415
Ultra Petroleum Corp.[a]	103,448	5,254,124
Unit Corp.[a,b]	30,332	1,911,523
Valero Energy Corp.	364,106	10,304,200
Whiting Petroleum Corp.[a]	72,518	5,040,001

		918,456,977

OIL & GAS SERVICES – 17.72%
Baker Hughes Inc.	292,365	22,631,975

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
Cameron International Corp.[a,b]	161,965	$8,538,795
CARBO Ceramics Inc.	14,682	2,362,921
Complete Production Services Inc.[a]	46,997	1,595,078
Core Laboratories NV	36,563	3,509,317
Dresser-Rand Group Inc.[a,b]	62,768	3,297,831
Dril-Quip Inc.[a,b]	19,910	1,524,310
Exterran Holdings Inc.[a]	29,495	640,337
FMC Technologies Inc.[a,b]	169,653	7,885,471
Global Industries Ltd.[a]	44,047	434,303
Halliburton Co.	616,126	31,102,041
Helix Energy Solutions Group Inc.[a,b]	68,678	1,300,075
Key Energy Services Inc.[a,b]	68,802	1,252,196
Lufkin Industries Inc.	19,886	1,836,074
National Oilwell Varco Inc.	281,518	21,589,615
Oceaneering International Inc.[a]	38,067	3,327,817
Oil States International Inc.[a,b]	29,104	2,415,923
Schlumberger Ltd.	855,735	76,802,216
SEACOR Holdings Inc.	18,295	1,808,095
Superior Energy Services Inc.[a]	43,170	1,658,591
Tetra Technologies Inc.[a,b]	33,695	497,675
Tidewater Inc.	36,436	2,168,306
Weatherford International Ltd.[a]	486,215	10,492,520

		208,671,482

PIPELINES – 2.10%
El Paso Corp.	500,187	9,708,630
Kinder Morgan Inc.[a]	59,173	1,691,165
Williams Companies Inc. (The)	400,319	13,278,581

		24,678,376

TRANSPORTATION – 0.11%
Bristow Group Inc.[a]	27,755	1,287,832

		1,287,832

TOTAL COMMON STOCKS
(Cost: $1,032,154,404)		1,176,313,561

SHORT-TERM INVESTMENTS – 3.33%

MONEY MARKET FUNDS – 3.33%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.20%[d,e,f]	34,415,396	34,415,396
BlackRock Cash Funds: Prime,
SL Agency Shares 0.21%[d,e,f]	3,554,588	3,554,588

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.01%[d,e]	1,219,244	$1,219,244

		39,189,228

TOTAL SHORT-TERM INVESTMENTS
(Cost: $39,189,228)		39,189,228

TOTAL INVESTMENTS

IN SECURITIES – 103.25%
(Cost: $1,071,343,632)		1,215,502,789
Other Assets, Less Liabilities – (3.25)%		(38,293,137)

NET ASSETS – 100.00%		$1,177,209,652

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.88%

BIOTECHNOLOGY – 10.87%
Acorda Therapeutics Inc.[a]	16,138	$452,509
Alexion Pharmaceuticals Inc.[a,b]	37,529	3,636,185
Amgen Inc.[a]	391,809	22,274,342
Bio-Rad Laboratories Inc. Class Aa	7,931	992,327
Biogen Idec Inc.[a]	94,286	9,178,742
Celera Corp.[a]	33,782	267,216
Celgene Corp.[a]	195,175	11,491,904
Charles River Laboratories International Inc.[a]	23,854	1,006,400
Human Genome Sciences Inc.[a]	77,704	2,289,937
Illumina Inc.[a]	51,546	3,658,735
Incyte Corp.[a,b]	46,981	868,209
InterMune Inc.[a,b]	18,809	839,634
Life Technologies Corp.[a]	77,442	4,274,798
Myriad Genetics Inc.[a,b]	38,007	814,870
Nektar Therapeutics[a]	46,855	486,355
PDL BioPharma Inc.	58,156	373,361
Regeneron Pharmaceuticals Inc.[a]	29,416	1,503,452
Savient Pharmaceuticals Inc.[a]	28,866	335,134
Talecris Biotherapeutics Holdings Corp.[a]	25,503	712,044
Vertex Pharmaceuticals Inc.[a,b]	83,780	4,609,576

		70,065,730

COMMERCIAL SERVICES – 0.74%
Emergency Medical Services Corp. Class Aa	12,387	790,291
HealthSpring Inc.[a]	24,356	1,010,530
HMS Holdings Corp.[a,b]	11,291	888,715
PAREXEL International Corp.[a]	24,013	666,601
Pharmaceutical Product Development Inc.	45,785	1,412,467

		4,768,604

DISTRIBUTION & WHOLESALE – 0.14%
Owens & Minor Inc.	25,971	894,701

		894,701

ELECTRONICS – 2.11%
Thermo Fisher Scientific Inc.[a]	164,836	9,888,512
Waters Corp.[a,b]	37,878	3,712,044

		13,600,556

Security	Shares	Value
HEALTH CARE - PRODUCTS – 31.54%
Alere Inc.[a]	34,961	$1,298,452
American Medical Systems Holdings Inc.[a]	31,190	920,105
Baxter International Inc.	242,337	13,788,975
Beckman Coulter Inc.	28,755	2,382,352
Becton, Dickinson and Co.	88,209	7,580,681
Boston Scientific Corp.[a]	625,191	4,682,681
C.R. Bard Inc.	38,839	4,146,063
CareFusion Corp.[a]	91,757	2,694,903
Cepheid Inc.[a]	24,668	797,023
Cooper Companies Inc. (The)	18,988	1,422,201
Covidien PLC	204,764	11,403,307
DENTSPLY International Inc.	59,238	2,223,795
Edwards Lifesciences Corp.[a]	46,639	4,027,278
Gen-Probe Inc.[a]	20,248	1,678,964
Haemonetics Corp.[a,b]	10,428	732,046
Henry Schein Inc.[a]	37,899	2,769,280
Hill-Rom Holdings Inc.	25,970	1,168,910
Hologic Inc.[a]	107,198	2,360,500
IDEXX Laboratories Inc.[a]	23,870	1,943,734
Immucor Inc.[a,b]	25,284	551,950
Intuitive Surgical Inc.[a]	16,320	5,707,104
Invacare Corp.	12,843	422,535
Johnson & Johnson	1,134,124	74,534,629
Kinetic Concepts Inc.[a]	26,056	1,538,086
Masimo Corp.	22,330	776,861
Medtronic Inc.	449,099	18,749,883
NuVasive Inc.[a,b]	16,208	500,665
Patterson Companies Inc.	42,502	1,475,244
PSS World Medical Inc.[a]	22,843	656,965
ResMed Inc.[a,b]	62,787	2,002,277
Sirona Dental Systems Inc.[a]	18,444	1,052,599
St. Jude Medical Inc.	142,058	7,591,579
Steris Corp.	22,211	800,484
Stryker Corp.	126,179	7,444,561
TECHNE Corp.	15,373	1,194,636
Thoratec Corp.[a]	23,819	731,243
Varian Medical Systems Inc.[a,b]	49,595	3,481,569
West Pharmaceutical Services Inc.	13,670	645,771
Zimmer Holdings Inc.[a]	81,884	5,342,931

		203,222,822

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
HEALTH CARE - SERVICES – 12.18%
Aetna Inc.	159,250	$6,589,765
Amedisys Inc.[a]	11,928	397,441
AMERIGROUP Corp.[a,b]	20,635	1,409,370
Brookdale Senior Living Inc.[a]	37,307	1,016,243
Centene Corp.[a,b]	21,398	775,250
Community Health Systems Inc.[a]	38,433	1,181,046
Covance Inc.[a]	26,864	1,681,686
Coventry Health Care Inc.[a]	61,435	1,982,507
DaVita Inc.[a]	40,312	3,551,084
Health Management Associates Inc. Class Aa	103,891	1,171,890
Health Net Inc.[a]	40,051	1,333,698
HealthSouth Corp.[a]	38,822	995,008
Humana Inc.[a]	69,805	5,313,557
Laboratory Corp. of America Holdings[a]	42,178	4,068,912
LifePoint Hospitals Inc.[a]	21,802	907,181
Lincare Holdings Inc.	40,645	1,277,066
Magellan Health Services Inc.[a,b]	13,872	721,621
MEDNAX Inc.[a]	19,566	1,387,621
Quest Diagnostics Inc.	64,294	3,624,896
Tenet Healthcare Corp.[a]	186,143	1,289,971
UnitedHealth Group Inc.	456,138	22,455,674
Universal Health Services Inc. Class B	37,223	2,039,076
WellCare Health Plans Inc.[a]	17,549	768,822
WellPoint Inc.	163,231	12,534,508

		78,473,893

INSURANCE – 0.83%
CIGNA Corp.	114,018	5,339,463

		5,339,463

MANUFACTURING – 0.16%
Teleflex Inc.	16,342	1,029,709

		1,029,709

PHARMACEUTICALS – 41.31%
Abbott Laboratories	637,956	33,199,230
Alkermes Inc.[a,b]	39,230	565,697
Allergan Inc.	127,527	10,146,048
Amylin Pharmaceuticals Inc.[a]	53,939	717,389
Auxilium Pharmaceuticals Inc.[a,b]	19,658	478,869
BioMarin Pharmaceutical Inc.[a]	42,266	1,136,533
Bristol-Myers Squibb Co.	712,410	20,018,721
Catalyst Health Solutions Inc.[a,b]	17,729	1,055,939

Security	Shares	Value
Cephalon Inc.[a]	31,409	$2,412,211
Cubist Pharmaceuticals Inc.[a]	24,134	816,936
Dendreon Corp.[a]	59,718	2,593,553
Eli Lilly and Co.	407,164	15,069,140
Endo Pharmaceuticals Holdings Inc.[a]	43,100	1,687,796
Express Scripts Inc.[a]	203,174	11,528,093
Forest Laboratories Inc.[a]	119,453	3,961,061
Gilead Sciences Inc.[a]	329,795	12,809,238
Hospira Inc.[a]	69,292	3,930,935
Isis Pharmaceuticals Inc.[a]	38,321	359,451
Medco Health Solutions Inc.[a]	176,001	10,442,139
Medicis Pharmaceutical Corp. Class A	25,134	891,252
Merck & Co. Inc.	1,274,438	45,816,046
Mylan Inc.[a]	179,780	4,480,117
Onyx Pharmaceuticals Inc.[a]	25,561	960,327
Par Pharmaceutical Companies Inc.[a,b]	14,683	505,682
Perrigo Co.	34,594	3,125,914
Pfizer Inc.	3,340,000	70,006,400
Salix Pharmaceuticals Ltd.[a]	21,101	829,058
Theravance Inc.[a]	26,173	726,301
United Therapeutics Corp.[a]	20,679	1,384,666
Warner Chilcott PLC Class A	47,830	1,102,481
Watson Pharmaceuticals Inc.[a,b]	54,959	3,408,557

		266,165,780

TOTAL COMMON STOCKS (Cost: $712,030,987)		643,561,258

SHORT-TERM INVESTMENTS – 2.41%

MONEY MARKET FUNDS – 2.41%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.20%[c,d,e]	13,695,725	13,695,725
BlackRock Cash Funds: Prime,
SL Agency Shares 0.21%[c,d,e]	1,414,560	1,414,560
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.01%[c,d]	409,471	409,471

		15,519,756

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,519,756)		15,519,756

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2011

Value
TOTAL INVESTMENTS IN SECURITIES – 102.29% (Cost: $727,550,743)	$659,081,014
Other Assets, Less Liabilities – (2.29)%	(14,759,161)

NET ASSETS – 100.00%	$644,321,853

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.96%

COMMERCIAL SERVICES – 0.54%
Gartner Inc.[a]	55,919	$2,399,484
SAIC Inc.[a]	252,865	4,399,851
SuccessFactors Inc.[a]	51,550	1,787,239

		8,586,574

COMPUTERS – 35.64%
Apple Inc.[a]	623,686	217,186,176
Brocade Communications Systems Inc.[a]	318,291	1,989,319
CACI International Inc. Class Aa,b	20,560	1,256,422
Cadence Design Systems Inc.[a]	184,008	1,910,003
Cognizant Technology Solutions Corp. Class Aa	206,410	17,111,389
Computer Sciences Corp.	104,440	5,324,351
Dell Inc.[a]	1,156,490	17,937,160
Diebold Inc.	45,317	1,531,715
DST Systems Inc.	25,140	1,239,653
Electronics For Imaging Inc.[a,b]	31,458	564,986
EMC Corp.[a]	1,386,884	39,304,293
Fortinet Inc.[a]	31,092	1,514,180
Hewlett-Packard Co.	1,478,488	59,686,561
Insight Enterprises Inc.[a,b]	31,190	535,220
International Business Machines Corp.	829,173	141,440,330
Lexmark International Inc. Class Aa	53,541	1,726,697
Mentor Graphics Corp.[a,b]	74,793	1,103,197
MICROS Systems Inc.[a]	54,703	2,845,650
NCR Corp.[a]	108,942	2,158,141
NetApp Inc.[a]	245,871	12,780,375
Riverbed Technology Inc.[a,b]	99,818	3,507,604
SanDisk Corp.[a]	158,462	7,786,823
Seagate Technology PLC	320,772	5,652,003
SRA International Inc. Class Aa	29,882	926,043
Synaptics Inc.[a,b]	23,382	664,516
Synopsys Inc.[a]	101,577	2,782,194
Teradata Corp.[a]	113,231	6,331,877
Unisys Corp.[a]	26,463	785,422
Western Digital Corp.[a]	155,454	6,187,069

		563,769,369

DISTRIBUTION & WHOLESALE – 0.26%
Brightpoint Inc.[a]	46,344	469,001
Ingram Micro Inc. Class Aa	106,925	2,002,705

Security	Shares	Value
Tech Data Corp.[a]	31,851	$1,692,244

		4,163,950

ELECTRONICS – 0.23%
Cymer Inc.[a,b]	18,889	908,750
Garmin Ltd.[a,b]	78,314	2,680,688

		3,589,438

INTERNET – 9.87%
Akamai Technologies Inc.[a]	123,333	4,247,589
AOL Inc.[a]	72,397	1,475,451
Ariba Inc.[a,b]	63,330	2,201,984
Check Point Software Technologies Ltd.[a,b]	114,102	6,267,623
Digital River Inc.[a,b]	26,754	870,575
EarthLink Inc.	72,845	598,786
Equinix Inc.[a]	30,831	3,103,448
F5 Networks Inc.[a]	54,659	5,540,236
Google Inc. Class Aa	168,895	91,895,770
IAC/InterActiveCorp[a]	56,910	2,055,020
j2 Global Communications Inc.[a,b]	30,769	906,455
Rackspace Hosting Inc.[a,b]	70,339	3,248,958
Symantec Corp.[a]	519,118	10,200,669
TIBCO Software Inc.[a,b]	113,068	3,390,909
United Online Inc.	58,804	388,106
VeriSign Inc.	117,127	4,329,014
Websense Inc.[a,b]	26,004	670,643
Yahoo! Inc.[a]	831,120	14,752,380

		156,143,616

MACHINERY – 0.03%
Intermec Inc.[a]	32,837	376,969

		376,969

OFFICE & BUSINESS EQUIPMENT – 0.81%
Pitney Bowes Inc.	138,560	3,403,033
Xerox Corp.	937,489	9,459,264

		12,862,297

SEMICONDUCTORS – 17.28%
Advanced Micro Devices Inc.[a]	389,263	3,542,293
Altera Corp.	217,402	10,587,477
Amkor Technology Inc.[a,b]	68,181	456,813
Analog Devices Inc.	202,222	8,151,569
Applied Materials Inc.	898,401	14,095,912
Applied Micro Circuits Corp.[a,b]	44,542	466,800

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
Atmel Corp.[a,b]	312,812	$4,786,024
ATMI Inc.[a,b]	21,177	421,634
Broadcom Corp. Class Aa	329,518	11,592,443
Cabot Microelectronics Corp.[a,b]	15,837	773,637
Cavium Networks Inc.[a]	30,259	1,428,830
Cree Inc.[a,b]	74,276	3,026,004
Cypress Semiconductor Corp.[a]	112,581	2,449,763
Emulex Corp.[a,b]	60,261	583,929
Fairchild Semiconductor International Inc.[a]	84,456	1,771,042
Hittite Microwave Corp.[a,b]	18,734	1,206,282
Integrated Device Technology Inc.[a,b]	104,901	853,370
Intel Corp.	3,731,332	86,529,589
International Rectifier Corp.[a]	47,275	1,633,824
Intersil Corp. Class A	83,514	1,233,502
KLA-Tencor Corp.	113,989	5,004,117
Lam Research Corp.[a]	83,447	4,031,325
Linear Technology Corp.	142,546	4,960,601
LSI Corp.[a]	418,496	3,067,576
Marvell Technology Group Ltd.[a]	365,158	5,634,388
Maxim Integrated Products Inc.	202,607	5,539,275
MEMC Electronic Materials Inc.[a]	154,604	1,828,965
Microchip Technology Inc.[b]	127,983	5,252,422
Micron Technology Inc.[a]	588,020	6,638,746
Microsemi Corp.[a,b]	56,635	1,336,586
National Semiconductor Corp.	162,732	3,925,096
NetLogic Microsystems Inc.[a,b]	38,951	1,679,957
Novellus Systems Inc.[a]	62,454	2,004,773
NVIDIA Corp.[a]	394,721	7,894,420
OmniVision Technologies Inc.[a]	36,564	1,228,550
ON Semiconductor Corp.[a]	288,645	3,033,659
PMC-Sierra Inc.[a]	155,580	1,247,752
QLogic Corp.[a]	72,133	1,296,951
Rambus Inc.[a,b]	76,355	1,519,465
Rovi Corp.[a]	71,432	3,468,738
Semtech Corp.[a,b]	42,161	1,183,459
Silicon Laboratories Inc.[a,b]	29,781	1,297,856
Skyworks Solutions Inc.[a,b]	125,962	3,962,765
Teradyne Inc.[a]	122,531	1,972,749
Tessera Technologies Inc.[a,b]	33,880	669,469
Texas Instruments Inc.	798,313	28,364,061
TriQuint Semiconductor Inc.[a,b]	107,860	1,485,232

Security	Shares	Value
Varian Semiconductor Equipment Associates Inc.[a]	50,526	$2,118,555
Xilinx Inc.	175,801	6,128,423

		273,366,668

SOFTWARE – 21.55%
ACI Worldwide Inc.[a]	22,371	739,138
Adobe Systems Inc.[a]	345,704	11,598,369
Advent Software Inc.[a]	21,947	597,617
Allscripts Healthcare Solutions Inc.[a]	126,551	2,725,909
ANSYS Inc.[a]	61,331	3,390,991
athenahealth Inc.[a,b]	23,127	1,069,161
Autodesk Inc.[a]	155,732	7,004,825
Blackboard Inc.[a,b]	23,051	1,108,984
BMC Software Inc.[a]	122,407	6,148,504
CA Inc.	279,023	6,861,176
Cerner Corp.[a]	47,100	5,660,478
Citrix Systems Inc.[a]	127,765	10,775,700
Compuware Corp.[a]	152,024	1,722,432
Concur Technologies Inc.[a]	30,687	1,775,857
CSG Systems International Inc.[a,b]	22,992	488,350
Fair Isaac Corp.	27,461	820,535
Informatica Corp.[a]	63,716	3,568,733
Intuit Inc.[a]	193,696	10,761,750
JDA Software Group Inc.[a,b]	29,639	971,270
Microsoft Corp.	5,081,008	132,207,828
Nuance Communications Inc.[a]	154,705	3,202,394
Oracle Corp.	2,601,507	93,784,327
Parametric Technology Corp.[a,b]	78,979	1,916,820
Progress Software Corp.[a,b]	45,496	1,348,956
Quality Systems Inc.	12,413	1,113,694
Quest Software Inc.[a]	42,929	1,105,851
Red Hat Inc.[a,b]	131,087	6,222,700
Salesforce.com Inc.[a]	80,612	11,172,823
Solera Holdings Inc.	47,682	2,622,510
VeriFone Systems Inc.[a]	59,437	3,258,336
VMware Inc. Class Aa	53,423	5,098,157

		340,844,175

TELECOMMUNICATIONS – 13.75%
Acme Packet Inc.[a]	34,683	2,865,163
ADTRAN Inc.	42,483	1,753,273
Amdocs Ltd.[a]	121,912	3,748,794
ARRIS Group Inc.[a,b]	84,376	1,012,512

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
Aruba Networks Inc.[a,b]	56,944	$2,045,998
Atheros Communications Inc.[a]	47,622	2,136,323
Ciena Corp.[a,b]	63,069	1,781,069
Cisco Systems Inc.	3,768,561	66,175,931
Comtech Telecommunications Corp.	18,986	537,304
Corning Inc.	1,063,639	22,272,601
Finisar Corp.[a]	55,159	1,549,416
Harmonic Inc.[a,b]	76,991	637,485
Harris Corp.	87,613	4,654,879
InterDigital Inc.[b]	29,835	1,381,062
JDS Uniphase Corp.[a]	147,967	3,083,632
Juniper Networks Inc.[a]	359,086	13,763,766
Motorola Mobility Holdings Inc.[a]	200,018	5,212,469
Motorola Solutions Inc.[a]	200,882	9,216,466
Plantronics Inc.	32,609	1,208,816
Polycom Inc.[a]	57,877	3,462,781
QUALCOMM Inc.	1,117,594	63,524,043
RF Micro Devices Inc.[a]	185,317	1,234,211
SAVVIS Inc.[a]	27,916	1,098,774
Sonus Networks Inc.[a]	140,902	555,154
Tekelec[a,b]	45,751	382,021
Tellabs Inc.	231,473	1,138,847
ViaSat Inc.[a,b]	27,751	1,107,820

		217,540,610

TOTAL COMMON STOCKS (Cost: $1,439,766,853)		1,581,243,666

SHORT-TERM INVESTMENTS – 3.26%

MONEY MARKET FUNDS – 3.26%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[c,d,e]	44,655,535	44,655,535
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[c,d,e]	4,612,239	4,612,239
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	2,215,182	2,215,182

		51,482,956

TOTAL SHORT-TERM INVESTMENTS
(Cost: $51,482,956)		51,482,956

Value
TOTAL INVESTMENTS IN SECURITIES – 103.22% (Cost: $1,491,249,809)	$1,632,726,622
Other Assets, Less Liabilities – (3.22)%	(50,915,617)

NET ASSETS – 100.00%	$1,581,811,005

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.95%

HOLDING COMPANIES – DIVERSIFIED – 3.94%
Leucadia National Corp.	700,913	$27,097,297

		27,097,297

INTERNET – 1.66%
AboveNet Inc.	170,652	11,391,021

		11,391,021

TELECOMMUNICATIONS – 94.35%
Alaska Communications Systems Group Inc.	572,838	5,539,344
American Tower Corp. Class Aa	845,443	44,225,123
AT&T Inc.	3,486,243	108,491,882
Atlantic Tele-Network Inc.[b]	148,955	5,471,117
Cbeyond Inc.[a]	423,240	5,400,542
CenturyLink Inc.	1,446,019	58,968,655
Cincinnati Bell Inc.[a,b]	2,487,021	7,436,193
Consolidated Communications Holdings Inc.	331,956	6,104,671
Crown Castle International Corp.[a]	744,673	31,916,685
Frontier Communications Corp.	3,280,712	27,131,488
General Communication Inc. Class Aa,b	472,899	5,438,339
Global Crossing Ltd.[a,b]	405,053	9,470,139
Leap Wireless International Inc.[a]	601,837	8,931,261
Level 3 Communications Inc.[a,b]	9,321,171	14,541,027
MetroPCS Communications Inc.[a]	1,172,828	19,738,695
NII Holdings Inc.[a]	614,034	25,531,534
NTELOS Holdings Corp.	344,254	6,792,132
PAETEC Holding Corp.[a,b]	1,645,316	5,923,138
SBA Communications Corp. Class Aa,b	483,806	18,689,426
Shenandoah Telecommunications Co.	331,561	6,239,978
Sprint Nextel Corp.[a]	7,406,385	38,365,074
Telephone and Data Systems Inc.	482,221	16,183,337
tw telecom inc.[a,b]	823,098	17,729,531
United States Cellular Corp.[a,b]	157,060	7,733,634
USA Mobility Inc.	353,991	5,469,161
Verizon Communications Inc.	2,136,153	80,703,860
Virgin Media Inc.	951,840	28,802,678
Vonage Holdings Corp.[a,b]	1,575,027	8,127,139

Security	Shares	Value
Windstream Corp.	1,788,914	$22,915,988

		648,011,771

TOTAL COMMON STOCKS (Cost: $622,258,973)		686,500,089

SHORT-TERM INVESTMENTS – 4.55%

MONEY MARKET FUNDS – 4.55%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[c,d,e]	27,776,630	27,776,630
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[c,d,e]	2,868,905	2,868,905
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	595,854	595,854

		31,241,389

TOTAL SHORT-TERM INVESTMENTS
(Cost: $31,241,389)		31,241,389

TOTAL INVESTMENTS IN SECURITIES – 104.50% (Cost: $653,500,362)		717,741,478
Other Assets, Less Liabilities – (4.50)%		(30,906,002)

NET ASSETS – 100.00%		$686,835,476

a	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.77%

ELECTRIC – 82.38%
AES Corp. (The)[a]	792,429	$10,491,760
ALLETE Inc.	29,231	1,183,563
Alliant Energy Corp.	109,882	4,344,734
Ameren Corp.	238,921	7,002,775
American Electric Power Co. Inc.	475,022	17,328,803
Avista Corp.	56,510	1,376,019
Black Hills Corp.	38,626	1,342,254
Calpine Corp.[a]	347,785	5,825,399
CenterPoint Energy Inc.	393,237	7,314,208
Cleco Corp.	60,312	2,116,951
CMS Energy Corp.	243,624	4,823,755
Consolidated Edison Inc.	289,473	15,087,333
Constellation Energy Group Inc.	179,443	6,535,314
Dominion Resources Inc.	578,409	26,849,746
DPL Inc.	119,090	3,607,236
DTE Energy Co.	167,779	8,477,873
Duke Energy Corp.	1,313,930	24,504,795
Dynegy Inc.[a,b]	102,368	649,013
Edison International	298,153	11,708,468
El Paso Electric Co.[a]	42,553	1,318,292
Entergy Corp.	180,249	12,566,960
Exelon Corp.	657,585	27,717,208
FirstEnergy Corp.	416,300	16,635,348
GenOn Energy Inc.[a]	760,925	2,990,435
Great Plains Energy Inc.	134,987	2,778,032
Hawaiian Electric Industries Inc.	93,545	2,384,462
IDACORP Inc.	49,045	1,923,054
Integrys Energy Group Inc.	76,120	3,985,643
ITC Holdings Corp.	50,456	3,578,844
NextEra Energy Inc.	411,850	23,298,355
Northeast Utilities	174,460	6,210,776
NorthWestern Corp.	35,744	1,163,467
NRG Energy Inc.[a]	246,249	5,959,226
NSTAR	103,183	4,777,373
NV Energy Inc.	232,342	3,529,275
Pepco Holdings Inc.	221,899	4,275,994
PG&E Corp.	394,815	18,193,075
Pinnacle West Capital Corp.	108,024	4,687,161
PNM Resources Inc.	78,254	1,199,634
Portland General Electric Co.	75,021	1,872,524

Security	Shares	Value
PPL Corp.	559,439	$15,345,412
Progress Energy Inc.	291,507	13,832,007
Public Service Enterprise Group Inc.	506,599	16,297,290
SCANA Corp.	114,018	4,734,027
Southern Co.	835,651	32,623,815
TECO Energy Inc.	200,887	3,871,092
UniSource Energy Corp.	35,966	1,335,418
Westar Energy Inc.	110,296	3,001,154
Wisconsin Energy Corp.	232,910	7,269,121
Xcel Energy Inc.	453,978	11,045,285

		420,969,758
ENERGY – ALTERNATE SOURCES – 0.44%
Covanta Holding Corp.	129,971	2,231,602

		2,231,602
GAS – 9.59%
AGL Resources Inc.	77,692	3,224,995
Atmos Energy Corp.	89,999	3,140,065
Laclede Group Inc. (The)	20,893	801,664
National Fuel Gas Co.	69,569	5,099,408
New Jersey Resources Corp.	41,507	1,817,176
Nicor Inc.	44,826	2,484,705
NiSource Inc.	275,726	5,362,871
Northwest Natural Gas Co.	26,534	1,226,932
Piedmont Natural Gas Co.	67,250	2,135,188
Sempra Energy	222,381	12,253,193
South Jersey Industries Inc.	29,747	1,708,965
Southwest Gas Corp.	45,211	1,798,042
UGI Corp.	110,024	3,663,799
Vectren Corp.	80,857	2,310,893
WGL Holdings Inc.	50,034	1,977,344

		49,005,240
PIPELINES – 5.61%
ONEOK Inc.	98,086	6,860,135
Questar Corp.	173,879	3,055,054
Spectra Energy Corp.	645,179	18,735,998

		28,651,187
WATER – 1.75%
American Water Works Co. Inc.	173,886	5,108,770
Aqua America Inc.	136,707	3,082,743

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2011

Security	Shares	Value
California Water Service Group	19,329	$729,090

		8,920,603

TOTAL COMMON STOCKS (Cost: $549,969,650)		509,778,390

SHORT-TERM INVESTMENTS – 0.08%

MONEY MARKET FUNDS – 0.08%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[c,d,e]	19,243	19,243
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[c,d,e]	1,987	1,987
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	391,298	391,298

		412,528

TOTAL SHORT-TERM INVESTMENTS (Cost: $412,528)		412,528

TOTAL INVESTMENTS IN SECURITIES – 99.85% (Cost: $550,382,178)		510,190,918
Other Assets, Less Liabilities – 0.15%		786,793

NET ASSETS – 100.00%		$510,977,711

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	53

Schedule of Investments

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.99%

AIRLINES – 7.46%
AMR Corp.[a,b]	619,475	$3,636,318
Delta Air Lines Inc.[a]	627,503	6,513,481
JetBlue Airways Corp.[a,b]	867,732	4,911,363
Southwest Airlines Co.	1,326,306	15,584,096
United Continental Holdings Inc.[a]	677,977	15,471,435

		46,116,693
TRANSPORTATION – 87.63%
Alexander & Baldwin Inc.	570,451	30,062,768
C.H. Robinson Worldwide Inc.	627,504	50,313,271
Con-way Inc.	760,178	29,586,128
CSX Corp.	626,445	49,294,957
Expeditors International of Washington Inc.	554,245	30,078,876
FedEx Corp.	532,437	50,938,248
J.B. Hunt Transport Services Inc.	628,687	29,975,796
Kansas City Southern Industries Inc.[a,b]	517,901	30,095,227
Landstar System Inc.	631,644	29,939,925
Norfolk Southern Corp.	597,197	44,598,672
Overseas Shipholding Group Inc.[b]	931,652	25,955,825
Ryder System Inc.	558,545	29,882,157
Union Pacific Corp.	633,995	65,599,463
United Parcel Service Inc. Class B	605,543	45,397,559

		541,718,872

TRUCKING & LEASING – 4.90%
GATX Corp.	716,323	30,278,973

		30,278,973

TOTAL COMMON STOCKS (Cost: $627,440,820)		618,114,538

SHORT-TERM INVESTMENTS – 2.76%

MONEY MARKET FUNDS – 2.76%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[c,d,e]	14,822,049	14,822,049
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[c,d,e]	1,530,893	1,530,893

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	725,080	$725,080

		17,078,022

TOTAL SHORT-TERM INVESTMENTS (Cost: $17,078,022)		17,078,022

TOTAL INVESTMENTS IN SECURITIES – 102.75% (Cost: $644,518,842)		635,192,560

Other Assets, Less Liabilities – (2.75)%		(17,007,053)

NET ASSETS – 100.00%		$618,185,507

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2011

	iShares Dow Jones U.S. Index Fund	iShares Dow Jones U.S. Energy Sector Index Fund	iShares Dow Jones U.S. Healthcare Sector Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$584,090,086	$1,032,154,404	$712,030,987
Affiliated issuers (Note 2)	17,519,866	39,189,228	15,519,756

Total cost of investments	$601,609,952	$1,071,343,632	$727,550,743

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$673,502,468	$1,176,313,561	$643,561,258
Affiliated issuers (Note 2)	17,587,517	39,189,228	15,519,756

Total fair value of investments	691,089,985	1,215,502,789	659,081,014
Receivables:
Dividends and interest	658,014	115,082	586,607

Total Assets	691,747,999	1,215,617,871	659,667,621

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	14,667,220	37,969,984	15,110,285
Investment advisory fees (Note 2)	108,543	438,235	235,483

Total Liabilities	14,775,763	38,408,219	15,345,768

NET ASSETS	$676,972,236	$1,177,209,652	$644,321,853

Net assets consist of:
Paid-in capital	$655,518,929	$1,123,161,990	$743,155,269
Undistributed net investment income	581,245	–	489,812
Accumulated net realized loss	(68,607,971)	(90,111,495)	(30,853,499)
Net unrealized appreciation (depreciation)	89,480,033	144,159,157	(68,469,729)

NET ASSETS	$676,972,236	$1,177,209,652	$644,321,853

Shares outstanding[b]	9,800,000	25,600,000	8,750,000

Net asset value per share	$69.08	$45.98	$73.64

[a]	Securities on loan with values of $14,371,683, $37,800,902 and $14,758,651, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2011

	iShares Dow Jones U.S. Technology Sector Index Fund	iShares Dow Jones U.S. Telecommunications Sector Index Fund	iShares Dow Jones U.S. Utilities Sector Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$1,439,766,853	$622,258,973	$549,969,650
Affiliated issuers (Note 2)	51,482,956	31,241,389	412,528

Total cost of investments	$1,491,249,809	$653,500,362	$550,382,178

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$1,581,243,666	$686,500,089	$509,778,390
Affiliated issuers (Note 2)	51,482,956	31,241,389	412,528

Total fair value of investments	1,632,726,622	717,741,478	510,190,918
Receivables:
Dividends and interest	332,735	2,547,084	1,005,737
Capital shares sold	1,409	161,122	–

Total Assets	1,633,060,766	720,449,684	511,196,655

LIABILITIES
Payables:
Investment securities purchased	1,393,694	2,720,118	–
Collateral for securities on loan (Note 5)	49,267,774	30,645,535	21,230
Capital shares redeemed	–	–	6,246
Investment advisory fees (Note 2)	588,293	248,555	191,468

Total Liabilities	51,249,761	33,614,208	218,944

NET ASSETS	$1,581,811,005	$686,835,476	$510,977,711

Net assets consist of:
Paid-in capital	$1,523,460,131	$844,036,848	$597,693,501
Undistributed net investment income	–	–	599,867
Accumulated net realized loss	(83,125,939)	(221,442,488)	(47,124,397)
Net unrealized appreciation (depreciation)	141,476,813	64,241,116	(40,191,260)

NET ASSETS	$1,581,811,005	$686,835,476	$510,977,711

Shares outstanding[b]	23,150,000	28,000,000	6,200,000

Net asset value per share	$68.33	$24.53	$82.42

[a]	Securities on loan with values of $48,599,936, $29,134,108 and $20,244, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2011

iShares Dow Jones Transportation Average Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$627,440,820
Affiliated issuers (Note 2)	17,078,022

Total cost of investments	$644,518,842

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$618,114,538
Affiliated issuers (Note 2)	17,078,022

Total fair value of investments	635,192,560
Receivables:
Investment securities sold	27,968,933
Dividends and interest	6,080
Capital shares sold	19,541

Total Assets	663,187,114

LIABILITIES
Payables:
Investment securities purchased	28,345,206
Collateral for securities on loan (Note 5)	16,352,942
Capital shares redeemed	56,427
Investment advisory fees (Note 2)	247,032

Total Liabilities	45,001,607

NET ASSETS	$618,185,507

Net assets consist of:
Paid-in capital	$651,073,217
Accumulated net realized loss	(23,561,428)
Net unrealized depreciation	(9,326,282)

NET ASSETS	$618,185,507

Shares outstanding[b]	6,200,000

Net asset value per share	$99.71

[a]	Securities on loan with a value of $16,014,515. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2011

	iShares Dow Jones U.S. Index Fund	iShares Dow Jones U.S. Energy Sector Index Fund	iShares Dow Jones U.S. Healthcare Sector Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$11,355,695	$14,249,571	$12,239,668
Dividends from affiliated issuers (Note 2)	29,841	–	–
Interest from unaffiliated issuers	1,319	–	–
Interest from affiliated issuers (Note 2)	810	855	847
Securities lending income from affiliated issuers (Note 2)	56,517	73,115	16,620

Total investment income	11,444,182	14,323,541	12,257,135

EXPENSES
Investment advisory fees (Note 2)	1,173,844	3,687,958	2,743,783

Total expenses	1,173,844	3,687,958	2,743,783

Net investment income	10,270,338	10,635,583	9,513,352

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(6,688,959)	(12,860,140)	(8,081,912)
Investments in affiliated issuers (Note 2)	29,321	–	–
In-kind redemptions	17,224,388	7,450,641	(6,423,039)

Net realized gain (loss)	10,564,750	(5,409,499)	(14,504,951)

Net change in unrealized appreciation/depreciation	79,444,751	247,989,583	88,571,092

Net realized and unrealized gain	90,009,501	242,580,084	74,066,141

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,279,839	$253,215,667	$83,579,493

[a]	Net of foreign withholding tax of $2,691, $3,525 and $15,055, respectively.

See notes to financial statements.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2011

	iShares Dow Jones U.S. Technology Sector Index Fund	iShares Dow Jones U.S. Telecommunications Sector Index Fund	iShares Dow Jones U.S. Utilities Sector Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$12,275,865	$20,882,518	$21,058,471
Interest from unaffiliated issuers	–	–	16,612
Interest from affiliated issuers (Note 2)	1,248	775	715
Securities lending income from affiliated issuers (Note 2)	65,990	118,895	10,520

Total investment income	12,343,103	21,002,188	21,086,318

EXPENSES
Investment advisory fees (Note 2)	6,491,532	3,169,685	2,327,965

Total expenses	6,491,532	3,169,685	2,327,965

Net investment income	5,851,571	17,832,503	18,758,353

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(19,667,590)	(60,801,939)	(14,016,712)
In-kind redemptions	83,073,193	66,926,570	7,499,530

Net realized gain (loss)	63,405,603	6,124,631	(6,517,182)

Net change in unrealized appreciation/depreciation	108,078,451	125,623,274	57,153,179

Net realized and unrealized gain	171,484,054	131,747,905	50,635,997

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$177,335,625	$149,580,408	$69,394,350

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2011

iShares Dow Jones Transportation Average Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$9,476,082
Interest from affiliated issuers (Note 2)	720
Securities lending income from affiliated issuers (Note 2)	33,912

Total investment income	9,510,714

EXPENSES
Investment advisory fees (Note 2)	2,748,287

Total expenses	2,748,287

Net investment income	6,762,427

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(4,506,757)
In-kind redemptions	81,857,753

Net realized gain	77,350,996

Net change in unrealized appreciation/depreciation	22,610,983

Net realized and unrealized gain	99,961,979

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,724,406

See notes to financial statements.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Index Fund		iShares Dow Jones U.S. Energy Sector Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,270,338	$10,204,233	$10,635,583	$10,269,998
Net realized gain (loss)	10,564,750	13,176,097	(5,409,499)	565,366
Net change in unrealized appreciation/depreciation	79,444,751	161,834,157	247,989,583	154,453,016

Net increase in net assets resulting from operations	100,279,839	185,214,487	253,215,667	165,288,380

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,290,579)	(10,263,425)	(10,963,369)	(10,490,266)

Total distributions to shareholders	(10,290,579)	(10,263,425)	(10,963,369)	(10,490,266)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	50,487,934	32,854,895	302,068,052	154,101,445
Cost of shares redeemed	(61,435,738)	(97,721,819)	(111,823,490)	(161,803,630)

Net increase (decrease) in net assets from capital share transactions	(10,947,804)	(64,866,924)	190,244,562	(7,702,185)

INCREASE IN NET ASSETS	79,041,456	110,084,138	432,496,860	147,095,929

NET ASSETS
Beginning of year	597,930,780	487,846,642	744,712,792	597,616,863

End of year	$676,972,236	$597,930,780	$1,177,209,652	$744,712,792

Undistributed net investment income included in net assets at end of year	$581,245	$601,486	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	850,000	600,000	7,500,000	4,800,000
Shares redeemed	(1,100,000)	(1,850,000)	(3,400,000)	(5,200,000)

Net increase (decrease) in shares outstanding	(250,000)	(1,250,000)	4,100,000	(400,000)

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Healthcare Sector Index Fund		iShares Dow Jones U.S. Technology Sector Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,513,352	$9,879,080	$5,851,571	$5,268,724
Net realized gain (loss)	(14,504,951)	(22,976,505)	63,405,603	28,652,618
Net change in unrealized appreciation/depreciation	88,571,092	195,469,120	108,078,451	367,040,246

Net increase in net assets resulting from operations	83,579,493	182,371,695	177,335,625	400,961,588

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,490,835)	(10,125,465)	(6,385,097)	(5,663,547)

Total distributions to shareholders	(9,490,835)	(10,125,465)	(6,385,097)	(5,663,547)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	92,653,469	308,350,377	401,717,574	412,756,862
Cost of shares redeemed	(244,905,186)	(416,896,200)	(411,596,793)	(213,325,416)

Net increase (decrease) in net assets from capital share transactions	(152,251,717)	(108,545,823)	(9,879,219)	199,431,446

INCREASE (DECREASE) IN NET ASSETS	(78,163,059)	63,700,407	161,071,309	594,729,487

NET ASSETS
Beginning of year	722,484,912	658,784,505	1,420,739,696	826,010,209

End of year	$644,321,853	$722,484,912	$1,581,811,005	$1,420,739,696

Undistributed net investment income included in net assets at end of year	$489,812	$467,295	$–	$2,598

SHARES ISSUED AND REDEEMED
Shares sold	1,450,000	4,900,000	6,350,000	8,100,000
Shares redeemed	(3,950,000)	(7,000,000)	(7,050,000)	(4,100,000)

Net increase (decrease) in shares outstanding	(2,500,000)	(2,100,000)	(700,000)	4,000,000

See notes to financial statements.

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Telecommunications Sector Index Fund		iShares Dow Jones U.S. Utilities Sector Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,832,503	$21,252,886	$18,758,353	$17,543,218
Net realized gain (loss)	6,124,631	(59,378,948)	(6,517,182)	(14,569,128)
Net change in unrealized appreciation/depreciation	125,623,274	143,860,646	57,153,179	95,841,589

Net increase in net assets resulting from operations	149,580,408	105,734,584	69,394,350	98,815,679

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(21,876,646)	(21,225,701)	(19,055,735)	(17,906,720)

Total distributions to shareholders	(21,876,646)	(21,225,701)	(19,055,735)	(17,906,720)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	559,396,336	294,551,119	131,109,981	112,528,220
Cost of shares redeemed	(583,795,959)	(327,009,420)	(139,196,746)	(130,567,360)

Net decrease in net assets from capital share transactions	(24,399,623)	(32,458,301)	(8,086,765)	(18,039,140)

INCREASE IN NET ASSETS	103,304,139	52,050,582	42,251,850	62,869,819

NET ASSETS
Beginning of year	583,531,337	531,480,755	468,725,861	405,856,042

End of year	$686,835,476	$583,531,337	$510,977,711	$468,725,861

Undistributed net investment income included in net assets at end of year	$–	$3,877,573	$599,867	$897,249

SHARES ISSUED AND REDEEMED
Shares sold	27,100,000	15,500,000	1,750,000	1,550,000
Shares redeemed	(27,750,000)	(17,750,000)	(1,850,000)	(1,850,000)

Net decrease in shares outstanding	(650,000)	(2,250,000)	(100,000)	(300,000)

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones Transportation Average Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,762,427	$5,740,010
Net realized gain	77,350,996	30,528,252
Net change in unrealized appreciation/depreciation	22,610,983	123,531,075

Net increase in net assets resulting from operations	106,724,406	159,799,337

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,064,695)	(6,039,686)

Total distributions to shareholders	(7,064,695)	(6,039,686)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,122,942,488	2,779,050,515
Cost of shares redeemed	(4,151,914,734)	(2,646,762,290)

Net increase (decrease) in net assets from capital share transactions	(28,972,246)	132,288,225

INCREASE IN NET ASSETS	70,687,465	286,047,876

NET ASSETS
Beginning of year	547,498,042	261,450,166

End of year	$618,185,507	$547,498,042

SHARES ISSUED AND REDEEMED
Shares sold	48,850,000	39,150,000
Shares redeemed	(49,150,000)	(37,300,000)

Net increase (decrease) in shares outstanding	(300,000)	1,850,000

See notes to financial statements.

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$59.50	$43.17	$67.74	$72.25	$64.06

Income from investment operations:
Net investment income[a]	1.05	0.94	1.14	1.16	1.07
Net realized and unrealized gain (loss)[b]	9.59	16.34	(24.58)	(4.51)	8.16

Total from investment operations	10.64	17.28	(23.44)	(3.35)	9.23

Less distributions from:
Net investment income	(1.06)	(0.95)	(1.13)	(1.16)	(1.04)

Total distributions	(1.06)	(0.95)	(1.13)	(1.16)	(1.04)

Net asset value, end of year	$69.08	$59.50	$43.17	$67.74	$72.25

Total return	18.16%	40.33%	(34.80)%	(4.70)%	14.57%

Ratios/Supplemental data:
Net assets, end of year (000s)	$676,972	$597,931	$487,847	$579,188	$650,250
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.75%	1.80%	2.27%	1.64%	1.62%
Portfolio turnover rate[c]	5%	6%	7%	4%	4%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Energy Sector Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009[a]	Year ended Apr. 30, 2008[a]	Year ended Apr. 30, 2007[a]
Net asset value, beginning of year	$34.64	$27.29	$47.57	$36.79	$32.31

Income from investment operations:
Net investment income[b]	0.50	0.47	0.46	0.36	0.37
Net realized and unrealized gain (loss)[c]	11.35	7.36	(20.28)	10.79	4.49

Total from investment operations	11.85	7.83	(19.82)	11.15	4.86

Less distributions from:
Net investment income	(0.51)	(0.48)	(0.46)	(0.37)	(0.37)
Return of capital	–	–	–	(0.00)[d]	(0.01)

Total distributions	(0.51)	(0.48)	(0.46)	(0.37)	(0.38)

Net asset value, end of year	$45.98	$34.64	$27.29	$47.57	$36.79

Total return	34.71%	28.89%	(41.84)%	30.45%	15.26%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,177,210	$744,713	$597,617	$1,198,857	$905,090
Ratio of expenses to average net assets	0.47%	0.48%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	1.36%	1.48%	1.28%	0.84%	1.13%
Portfolio turnover rate[e]	6%	8%	25%	2%	6%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Rounds to less than $0.01.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Healthcare Sector Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$64.22	$49.35	$63.53	$71.20	$61.79

Income from investment operations:
Net investment income[a]	1.04	0.87	0.95	0.76	0.86
Net realized and unrealized gain (loss)[b]	9.44	14.92	(14.20)	(7.55)	9.29

Total from investment operations	10.48	15.79	(13.25)	(6.79)	10.15

Less distributions from:
Net investment income	(1.06)	(0.92)	(0.93)	(0.88)	(0.74)

Total distributions	(1.06)	(0.92)	(0.93)	(0.88)	(0.74)

Net asset value, end of year	$73.64	$64.22	$49.35	$63.53	$71.20

Total return	16.59%	32.12%	(21.00)%	(9.63)%	16.55%

Ratios/Supplemental data:
Net assets, end of year (000s)	$644,322	$722,485	$658,785	$857,697	$1,302,928
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.63%	1.46%	1.68%	1.10%	1.32%
Portfolio turnover rate[c]	8%	4%	7%	5%	5%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Technology Sector Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$59.57	$41.61	$56.38	$56.66	$51.89

Income from investment operations:
Net investment income[a]	0.26	0.23	0.23	0.13	0.08
Net realized and unrealized gain (loss)[b]	8.78	17.98	(14.76)	(0.25)	4.80

Total from investment operations	9.04	18.21	(14.53)	(0.12)	4.88

Less distributions from:
Net investment income	(0.28)	(0.25)	(0.24)	(0.13)	(0.08)
Return of capital	–	–	–	(0.03)	(0.03)

Total distributions	(0.28)	(0.25)	(0.24)	(0.16)	(0.11)

Net asset value, end of year	$68.33	$59.57	$41.61	$56.38	$56.66

Total return	15.24%	43.88%	(25.76)%	(0.23)%	9.43%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,581,811	$1,420,740	$826,010	$1,088,048	$781,887
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	0.42%	0.44%	0.52%	0.21%	0.15%
Portfolio turnover rate[c]	8%	4%	5%	5%	6%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Telecommunications Sector Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$20.37	$17.20	$25.27	$31.70	$25.57

Income from investment operations:
Net investment income[a]	0.58	0.73	0.74	0.58	0.70
Net realized and unrealized gain (loss)[b]	4.30	3.17	(8.10)	(6.38)	6.05

Total from investment operations	4.88	3.90	(7.36)	(5.80)	6.75

Less distributions from:
Net investment income	(0.72)	(0.73)	(0.71)	(0.63)	(0.62)

Total distributions	(0.72)	(0.73)	(0.71)	(0.63)	(0.62)

Net asset value, end of year	$24.53	$20.37	$17.20	$25.27	$31.70

Total return	24.48%	23.04%	(29.28)%	(18.57)%	26.71%

Ratios/Supplemental data:
Net assets, end of year (000s)	$686,835	$583,531	$531,481	$596,315	$1,039,852
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.65%	3.90%	3.86%	1.92%	2.46%
Portfolio turnover rate[c]	29%	28%	26%	35%	12%

a	Based on average shares outstanding throughout each period.
b	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
c	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Utilities Sector Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$74.40	$61.49	$97.45	$101.03	$76.76

Income from investment operations:
Net investment income[a]	2.89	2.72	2.70	2.41	2.25
Net realized and unrealized gain (loss)[b]	8.08	12.98	(36.08)	(3.56)	24.31

Total from investment operations	10.97	15.70	(33.38)	(1.15)	26.56

Less distributions from:
Net investment income	(2.95)	(2.79)	(2.58)	(2.43)	(2.29)

Total distributions	(2.95)	(2.79)	(2.58)	(2.43)	(2.29)

Net asset value, end of year	$82.42	$74.40	$61.49	$97.45	$101.03

Total return	15.18%	25.85%	(34.67)%	(1.09)%	35.16%

Ratios/Supplemental data:
Net assets, end of year (000s)	$510,978	$468,726	$405,856	$803,978	$959,823
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	3.79%	3.87%	3.45%	2.46%	2.59%
Portfolio turnover rate[c]	8%	6%	9%	7%	5%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones Transportation Average Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$84.23	$56.23	$92.45	$90.20	$83.75

Income from investment operations:
Net investment income[a]	0.99	0.93	0.95	0.76	0.51
Net realized and unrealized gain (loss)[b]	15.55	28.02	(36.08)	2.35	6.53

Total from investment operations	16.54	28.95	(35.13)	3.11	7.04

Less distributions from:
Net investment income	(1.06)	(0.95)	(1.09)	(0.86)	(0.54)
Return of capital	–	–	–	–	(0.05)

Total distributions	(1.06)	(0.95)	(1.09)	(0.86)	(0.59)

Net asset value, end of year	$99.71	$84.23	$56.23	$92.45	$90.20

Total return	19.89%	51.90%	(38.06)%	3.49%	8.45%

Ratios/Supplemental data:
Net assets, end of year (000s)	$618,186	$547,498	$261,450	$771,973	$365,312
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	1.16%	1.33%	1.29%	0.86%	0.60%
Portfolio turnover rate[c]	8%	12%	15%	9%	8%

a	Based on average shares outstanding throughout each period.
b	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
c	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Dow Jones U.S., iShares Dow Jones U.S. Energy Sector, iShares Dow Jones U.S. Healthcare Sector, iShares Dow Jones U.S. Technology Sector, iShares Dow Jones U.S. Telecommunications Sector, iShares Dow Jones U.S. Utilities Sector and iShares Dow Jones Transportation Average Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act, except for the iShares Dow Jones U.S. Index Fund, which is classified as a diversified fund. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total

Dow Jones U.S.
Common Stocks	$675,883,723	$–	$366	$675,884,089

Short-Term Investments	15,205,896	–	–	15,205,896

	$691,089,619	$–	$366	$691,089,985

Dow Jones U.S. Energy Sector
Common Stocks	$1,176,309,417	$–	$4,144	$1,176,313,561

Short-Term Investments	39,189,228	–	–	39,189,228

	$1,215,498,645	$–	$4,144	$1,215,502,789

Dow Jones U.S. Healthcare Sector
Common Stocks	$643,561,258	$–	$–	$643,561,258

Short-Term Investments	15,519,756	–	–	15,519,756

	$659,081,014	$–	$–	$659,081,014

Dow Jones U.S. Technology Sector
Common Stocks	$1,581,243,666	$–	$–	$1,581,243,666

Short-Term Investments	51,482,956	–	–	51,482,956

	$1,632,726,622	$–	$–	$1,632,726,622

Dow Jones U.S. Telecommunications Sector
Common Stocks	$686,500,089	$–	$–	$686,500,089

Short-Term Investments	31,241,389	–	–	31,241,389

	$717,741,478	$–	$–	$717,741,478

Dow Jones U.S. Utilities Sector
Common Stocks	$509,778,390	$–	$–	$509,778,390

Short-Term Investments	412,528	–	–	412,528

	$510,190,918	$–	$–	$510,190,918

Dow Jones U.S. Transportation Average
Common Stocks	$618,114,538	$–	$–	$618,114,538

Short-Term Investments	17,078,022	–	–	17,078,022

	$635,192,560	$–	$–	$635,192,560

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, generally are declared and paid quarterly by each of the Funds. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2011, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Dow Jones U.S.	$581,245	$68,187,733	$(47,315,671)	$21,453,307
Dow Jones U.S. Energy Sector	–	129,930,071	(75,882,409)	54,047,662
Dow Jones U.S. Healthcare Sector	489,812	(79,853,882)	(19,469,346)	(98,833,416)
Dow Jones U.S. Technology Sector	–	113,748,480	(55,397,606)	58,350,874
Dow Jones U.S. Telecommunications Sector	–	31,276,707	(188,478,079)	(157,201,372)
Dow Jones U.S. Utilities Sector	599,867	(48,085,599)	(39,230,058)	(86,715,790)
Dow Jones Transportation Average	–	(11,438,075)	(21,449,635)	(32,887,710)

For the years ended April 30, 2011 and April 30, 2010, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2011.

From November 1, 2010 to April 30, 2011, certain Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2012, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S.	$1,585,187
Dow Jones U.S. Energy Sector	86,918
Dow Jones U.S. Healthcare Sector	1,033,803

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Technology Sector	$1,342,949
Dow Jones U.S. Telecommunications Sector	5,118,764
Dow Jones U.S. Utilities Sector	444,208

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds had tax basis net capital loss carryforwards as of April 30, 2011, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S.	$–	$773,777	$–	$–	$–	$12,857,723	$29,445,888	$2,653,096	$45,730,484
Dow Jones U.S. Energy Sector	124,959	–	–	712,195	–	17,026,947	47,146,200	10,785,190	75,795,491
Dow Jones U.S. Healthcare Sector	799,884	–	519,297	3,188,912	2,321,632	1,325,798	8,036,854	2,243,166	18,435,543
Dow Jones U.S. Technology Sector	1,952,962	2,052,426	3,556,590	5,706,797	4,320,339	10,350,313	19,733,772	6,381,458	54,054,657
Dow Jones U.S. Telecommunications Sector	998,718	376,854	–	3,799,540	–	37,556,483	109,926,562	30,701,158	183,359,315
Dow Jones U.S. Utilities Sector	8,539,740	1,702,578	–	4,406,966	–	345,393	18,294,046	5,497,127	38,785,850
Dow Jones Transportation Average	–	2,986	1,535,209	781,024	–	10,444,516	3,834,866	4,851,034	21,449,635

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after April 30, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Each Fund reclassifies, at the end of its tax year, certain amounts between paid-in capital, accumulated net realized gain (loss) on investments, and accumulated net investment income (loss) as a result of permanent book and tax differences primarily attributed to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

As of April 30, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S.	$622,902,252	$140,097,023	$(71,909,290)	$68,187,733
Dow Jones U.S. Energy Sector	1,085,572,718	168,296,943	(38,366,872)	129,930,071
Dow Jones U.S. Healthcare Sector	738,934,896	41,392,907	(121,246,789)	(79,853,882)
Dow Jones U.S. Technology Sector	1,518,978,142	267,353,374	(153,604,894)	113,748,480
Dow Jones U.S. Telecommunications Sector	686,464,771	77,899,653	(46,622,946)	31,276,707
Dow Jones U.S. Utilities Sector	558,276,517	30,590,305	(78,675,904)	(48,085,599)
Dow Jones Transportation Average	646,630,635	18,229,021	(29,667,096)	(11,438,075)

Management has reviewed the tax positions as of April 30, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares Dow Jones U.S. Energy Sector, iShares Dow Jones U.S. Healthcare Sector, iShares Dow Jones U.S. Technology Sector, iShares Dow Jones U.S. Telecommunications Sector, iShares Dow Jones U.S. Utilities Sector and iShares Dow Jones Transportation Average Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

For its investment advisory services to the iShares Dow Jones U.S. Index Fund, BFA is entitled to an annual investment advisory fee of 0.20% of the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended April 30, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S.	$ 30,432
Dow Jones U.S. Energy Sector	39,370
Dow Jones U.S. Healthcare Sector	8,949
Dow Jones U.S. Technology Sector	35,533

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Telecommunications Sector	$ 64,021
Dow Jones U.S. Utilities Sector	5,664
Dow Jones Transportation Average	18,260

Cross trades for the year ended April 30, 2011, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in Interest from affiliated issuers in the Statements of Operations.

As of April 30, 2011, The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays PLC (“Barclays”) were the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income	Net Realized Gain
Dow Jones U.S.
BlackRock Inc.	1,985	2,690	(253)	4,422	$866,447	$14,150	$4,273
PNC Financial Services Group Inc. (The)	24,556	3,138	(3,389)	24,305	1,515,174	15,691	25,048

					$2,381,621	$29,841	$29,321

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2011 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S.	$31,348,238	$31,036,540
Dow Jones U.S. Energy Sector	46,599,723	46,529,009
Dow Jones U.S. Healthcare Sector	45,840,037	45,174,490
Dow Jones U.S. Technology Sector	104,205,427	103,895,184
Dow Jones U.S. Telecommunications Sector	192,385,820	192,433,354
Dow Jones U.S. Utilities Sector	38,991,442	39,394,385
Dow Jones Transportation Average	44,600,008	43,621,370

In-kind transactions (see Note 4) for the year ended April 30, 2011 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$50,376,386	$61,240,167
Dow Jones U.S. Energy Sector	301,477,743	111,505,475
Dow Jones U.S. Healthcare Sector	92,331,234	244,175,592
Dow Jones U.S. Technology Sector	401,019,242	410,943,911
Dow Jones U.S. Telecommunications Sector	557,387,409	582,350,424
Dow Jones U.S. Utilities Sector	130,617,703	138,590,376
Dow Jones Transportation Average	4,113,529,697	4,143,195,911

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Funds’ administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of April 30, 2011, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of April 30, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	79

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund, iShares Dow Jones U.S. Utilities Sector Index Fund and iShares Dow Jones Transportation Average Index Fund (the “Funds”), at April 30, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2011

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2011 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S.	100.00%

Dow Jones U.S. Energy Sector	100.00

Dow Jones U.S. Healthcare Sector	100.00

Dow Jones U.S. Technology Sector	100.00

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Telecommunications Sector	100.00%

Dow Jones U.S. Utilities Sector	100.00

Dow Jones Transportation Average	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2011:

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S.	$ 10,290,579

Dow Jones U.S. Energy Sector	10,963,369

Dow Jones U.S. Healthcare Sector	9,490,835

Dow Jones U.S. Technology Sector	6,385,097

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Telecommunications Sector	$ 21,876,646

Dow Jones U.S. Utilities Sector	19,055,735

Dow Jones Transportation Average	7,064,695

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	81

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S.	$1.04422	$–	$0.01129	$1.05551	99%	–%	1%	100%

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	10	0.76
Between 0.5% and –0.5%	1,294	98.01
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5%	1	0.08

	1,320	100.00%

iShares Dow Jones U.S. Energy Sector Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	15	1.14
Between 0.5% and –0.5%	1,290	97.72
Less than –0.5% and Greater than –1.0%	9	0.68
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5%	1	0.08

	1,320	100.00%

iShares Dow Jones U.S. Healthcare Sector Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and –0.5%	1,298	98.32
Less than –0.5% and Greater than –1.0%	10	0.76
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08

	1,320	100.00%

SUPPLEMENTAL INFORMATION	83

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Technology Sector Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	11	0.83
Between 0.5% and –0.5%	1,293	97.93
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08

	1,320	100.00%

iShares Dow Jones U.S. Telecommunications Sector Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.08%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	14	1.06
Between 0.5% and –0.5%	1,280	96.96
Less than –0.5% and Greater than –1.0%	13	0.98
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08

	1,320	100.00%

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Utilities Sector Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	10	0.76
Between 0.5% and –0.5%	1,299	98.41
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15

	1,320	100.00%

iShares Dow Jones Transportation Average Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	9	0.68
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and –0.5%	1,287	97.48
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	1	0.08

	1,320	100.00%

SUPPLEMENTAL INFORMATION	85

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 220 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	87

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (46)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

TRUSTEE AND OFFICER INFORMATION	89

Notes:

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Dow Jones Trademark Holdings, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-41-0411

April 30, 2011

2011 Annual Report

iShares Trust

iShares Dow Jones U.S. Aerospace & Defense Index Fund  |  ITA  |  NYSE Arca

iShares Dow Jones U.S. Broker-Dealers Index Fund  |  IAI  |  NYSE Arca

iShares Dow Jones U.S. Healthcare Providers Index Fund  |  IHF  |  NYSE Arca

iShares Dow Jones U.S. Home Construction Index Fund  |  ITB  |  NYSE Arca

iShares Dow Jones U.S. Insurance Index Fund  |  IAK  |  NYSE Arca

iShares Dow Jones U.S. Medical Devices Index Fund  |  IHI  |  NYSE Arca

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund  |  IEO  |  NYSE Arca

iShares Dow Jones U.S. Oil Equipment & Services Index Fund  |  IEZ  |  NYSE Arca

iShares Dow Jones U.S. Pharmaceuticals Index Fund  |  IHE  |  NYSE Arca

iShares Dow Jones U.S. Regional Banks Index Fund  |  IAT  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
11.08%	11.06%	11.61%	6.01%	6.01%	6.52%	33.87%	33.88%	37.10%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Aerospace/Defense	43.88%

Aerospace/Defense – Equipment	29.41

Metal Processors & Fabricators	8.92

Advanced Materials/Products	4.00

Electronics – Military	3.90

Diversified Manufacturing Operations	3.46

Electronic Measuring Instruments	3.36

Enterprise Software/Services	1.51

Other*	1.45

Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
United Technologies Corp.	9.44%

Boeing Co. (The)	8.32

Precision Castparts Corp.	5.89

Lockheed Martin Corp.	5.68

General Dynamics Corp.	5.60

Northrop Grumman Corp.	4.92

Raytheon Co.	4.88

Goodrich Corp.	4.37

Rockwell Collins Inc.	4.02

L-3 Communications Holdings Inc.	3.90

TOTAL	57.02%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Aerospace & Defense Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Aerospace & Defense IndexSM (the “Index”). The Index measures the performance of the aerospace and defense sector of the U.S. equity market. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 11.08%, while the total return for the Index was 11.61%.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets,

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

Aerospace and defense stocks, as represented by the Index, delivered positive results during the reporting period, but lagged the performance of broad U.S. equity indexes. The group continued to rebound from a challenging recessionary environment that had weighed on performance. Improving economic conditions around the world spurred demand for commercial and business travel, leading to an increase in orders for new aircraft. As the reporting period progressed, however, oil prices escalated, creating concerns about future profitability for aerospace companies.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.71%	3.67%	3.75%	(8.23)%	(8.23)%	(8.02)%	(34.90)%	(34.91)%	(34.14)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Finance – Investment Banker/Broker	68.54%

Finance – Other Services	25.59

Investment Management/Advisory Services	5.81

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Goldman Sachs Group Inc. (The)	8.19%

Morgan Stanley	6.94

CME Group Inc.	6.27

Charles Schwab Corp. (The)	6.01

Ameriprise Financial Inc.	5.81

NYSE Euronext Inc.	5.77

IntercontinentalExchange Inc.	4.77

TD Ameritrade Holding Corp.	4.25

Jefferies Group Inc.	4.07

Raymond James Financial Inc.	3.94

TOTAL	56.02%

The iShares Dow Jones U.S. Broker-Dealers Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Investment Services IndexSM (the “Index”). The Index measures the performance of the investment services sector of the U.S. equity market, and includes companies providing a range of specialized financial services, including securities brokers and dealers, online brokers and securities or commodities exchanges. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 3.71%, while the total return for the Index was 3.75%.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets, restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

Broker-dealer stocks, as represented by the Index, delivered positive results but lagged broad U.S. stock indexes. Companies in the group continued to recover from the global financial crisis. Asset managers were relatively strong performers as they experienced an inflow of assets. Similarly, stock exchanges benefited from renewed trading volumes. Brokerage firms and investment banks, meanwhile, posted more modest gains in the face of uncertainty and concerns about tighter government control of the risk-taking activities of financial firms.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
30.41%	30.41%	30.95%	5.97%	5.98%	6.48%	33.65%	33.67%	36.87%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Medical – HMO	47.72%

Pharmacy Services	17.29

Medical Labs & Testing Services	8.94

Medical – Hospitals	6.64

Medical – Outpatient/Home Medical Care	3.27

Dialysis Centers	3.22

Commercial Services	2.48

Research & Development	2.33

Physician Practice Management	2.32

Physical Therapy/Rehab Centers	1.69

Retirement/Aged Care Facilities	1.59

Other*	2.83

Short-Term and Other Net Assets	(0.32)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
UnitedHealth Group Inc.	14.60%

WellPoint Inc.	9.13

Express Scripts Inc.	8.45

Medco Health Solutions Inc.	7.64

Aetna Inc.	5.46

Humana Inc.	4.61

CIGNA Corp.	4.56

Laboratory Corp. of America Holdings	3.60

Quest Diagnostics Inc.	3.22

DaVita Inc.	3.22

TOTAL	64.49%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Healthcare Providers Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Health Care Providers IndexSM (the “Index”). The Index measures the performance of the health care providers sector of the U.S. equity market, and includes companies that are health care providers such as owners and operators of health maintenance organizations, hospitals, clinics, dental and eye care facilities, nursing homes and rehabilitation and retirement centers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 30.41%, while the total return for the Index was 30.95%.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets, restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

Health care provider stocks, as represented by the Index, outperformed the broad U.S. stock indexes during the reporting period. The health care sector overall tends to be somewhat resilient to changes in economic conditions, so it did not experience the same levels of volatility as some other sectors during the recessionary environment and subsequent recovery. However, medical plan providers generally benefited from increased enrollments as economic conditions improved. During the reporting period, some health care providers struggled with uncertainties regarding health care reform legislation and its impact on profitability.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(10.49)%	(10.66)%	(10.17)%	(22.00)%	(22.00)%	(21.11)%	(71.13)%	(71.13)%	(69.42)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Building – Residential/Commercial	59.06%

Retail – Building Products	8.08

Building and Construction Products – Miscellaneous	6.87

Building – Mobile Home/Manufactured Housing & RV	5.25

Distribution/Wholesale	3.46

Coatings/Paint	3.31

Diversified Manufacturing Operations	3.24

Building Products – Wood	2.99

Textile – Home Furnishings	2.62

Building Products – Air and Heating	2.31

Building Products – Cement/Aggregates	1.82

Home Furnishings	0.85

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
NVR Inc.	8.00%

D.R. Horton Inc.	7.36

Lennar Corp. Class A	7.01

Toll Brothers Inc.	6.90

Pulte Group Inc.	6.73

M.D.C. Holdings Inc.	4.99

Home Depot Inc. (The)	4.36

Ryland Group Inc.	4.33

Meritage Homes Corp.	4.32

Lowe’s Companies Inc.	3.72

TOTAL	57.72%

The iShares Dow Jones U.S. Home Construction Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Home Construction IndexSM (the “Index”). The Index measures the performance of the home construction sector of the U.S. equity market, and includes companies that are constructors of residential homes, including manufacturers of mobile and prefabricated homes. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was (10.49)%, while the total return for the Index was (10.17)%.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan,

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets, restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

Home construction stocks, as represented by the Index, declined modestly during the reporting period. Underlying the modest decline, though, was a more substantial drop for much of the period, followed by positive results in the final months. For 2010, annual new home sales levels were the lowest in 47 years, declining for the fifth straight year. In the final months of the reporting period, the Index gained ground as the housing market began to show signs of improvement. Declining unemployment levels, low mortgage rates, and affordability all helped to spur some growth in home sales.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
11.98%	11.95%	12.58%	(6.08)%	(6.09)%	(5.67)%	(26.92)%	(26.95)%	(25.28)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets

Multi-line Insurance	38.58%

Life/Health Insurance	27.96

Property/Casualty Insurance	27.40

Insurance Brokers	2.39

Reinsurance	2.29

Financial Guarantee Insurance	1.32

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets

MetLife Inc.	10.32%

Prudential Financial Inc.	8.31

Travelers Companies Inc. (The)	7.41

Aflac Inc.	7.18

ACE Ltd.	6.23

Chubb Corp. (The)	5.46

Allstate Corp. (The)	4.70

Loews Corp.	4.16

Progressive Corp. (The)	3.81

Hartford Financial Services Group Inc. (The)	3.58

TOTAL	61.16%

The iShares Dow Jones U.S. Insurance Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Insurance IndexSM (the “Index”). The Index measures the performance of the insurance sector of the U.S. equity market, and includes companies in the following industry groups: full line insurance, insurance brokers, property and casualty insurance, reinsurance and life insurance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 11.98%, while the total return for the Index was 12.58%.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets, restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

Insurance companies, as represented by the Index, delivered solid gains as a group but lagged the performance of broad U.S. stock indexes. Life insurers, which had been hurt by capital shortages and investment portfolio losses during the global financial collapse continued to rebound as their balance sheets recovered. Property and casualty insurance companies also generated gains as investment results improved.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
14.61%	14.60%	15.12%	6.85%	6.85%	7.41%	39.27%	39.27%	42.95%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets

Medical Instruments	38.57%

Medical Products	31.92

Instruments – Scientific	11.39

Hospital Beds/Equipment	4.07

Diagnostic Equipment	2.56

Respiratory Products	2.52

Patient Monitoring Equipment	2.18

Dental Supplies & Equipment	1.78

Medical – Biomedical/Gene	1.64

Medical Sterilization Products	1.40

Other*	1.83

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets

Medtronic Inc.	11.20%

Covidien PLC	8.11

Thermo Fisher Scientific Inc.	7.44

St. Jude Medical Inc.	6.25

Stryker Corp.	5.85

Intuitive Surgical Inc.	5.13

Zimmer Holdings Inc.	4.88

Boston Scientific Corp.	4.39

Waters Corp.	3.95

Varian Medical Systems Inc.	3.66

TOTAL	60.86%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Medical Devices Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Medical Equipment IndexSM (the “Index”). The Index measures the performance of the medical equipment sector of the U.S. equity market, and includes medical equipment companies such as manufacturers and distributors of medical devices such as magnetic resonance imaging (MRI) scanners, prosthetics, pacemakers, X-ray machines, and other nondisposable medical devices. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 14.61%, while the total return for the Index was 15.12%.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan,

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets, restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

Medical device companies, as represented by the Index, delivered sound positive results for the reporting period. The health care sector overall is somewhat resilient to changes in economic conditions, so it was not hurt as much as some other sectors during the economic downturn of the past few years. However, makers of devices used in medical procedures that are more elective tended to face reduced demand. High unemployment levels persisted during much of the reporting period, continuing to place pressure on these companies. As the unemployment levels began to decline, companies in the group generally gained ground.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
32.61%	32.63%	33.20%	8.46%	8.46%	8.91%	50.07%	50.07%	53.23%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Oil Companies – Exploration & Production	90.85%

Oil Refining & Marketing	7.12

Gas – Distribution	1.81

Oil – Field Services	0.14

Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Occidental Petroleum Corp.	16.28%

Apache Corp.	9.03

Anadarko Petroleum Corp.	7.32

Devon Energy Corp.	7.03

EOG Resources Inc.	5.48

Chesapeake Energy Corp.	4.27

Noble Energy Inc.	3.35

Valero Energy Corp.	3.20

Southwestern Energy Co.	3.09

Concho Resources Inc.	2.25

TOTAL	61.30%

The iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Exploration & Production IndexSM (the “Index”). The Index measures the performance of the oil exploration and production sub-sector of the U.S. equity market, and includes companies that are engaged in the exploration for and extraction, production, refining, and supply of oil and gas products. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 32.61%, while the total return for the Index was 33.20%.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets, restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

Oil and gas exploration and production companies, as represented by the Index, delivered gains and collectively outperformed broader U.S. equity indexes during the reporting period. An improvement in economic activity and increased demand from Asia spurred demand for oil, driving the price from less than $70 per barrel to $110 per barrel during the reporting period. In this environment, energy stocks performed well. Although natural gas prices had been reined in by a supply glut, they benefited late in the period from geopolitical turmoil that raised concerns about oil supply, because natural gas was viewed as a reliable alternative.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
42.81%	42.75%	43.49%	5.97%	5.97%	6.32%	33.65%	33.65%	35.80%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Oil – Field Services	55.17%

Oil Field Machinery & Equipment	20.02

Oil & Gas Drilling	19.72

Engineering/Research and

Development Services	1.88

Transportation – Marine	1.76

Other*	1.42

Short-Term and Other Net Assets	0.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Schlumberger Ltd.	19.63%

Halliburton Co.	10.15

Baker Hughes Inc.	7.85

National Oilwell Varco Inc.	7.51

Weatherford International Ltd.	4.49

Cameron International Corp.	3.65

FMC Technologies Inc.	3.38

Noble Corp.	3.27

Nabors Industries Ltd.	2.87

Pride International Inc.	2.36

TOTAL	65.16%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Oil Equipment & Services Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Equipment & Services IndexSM (the “Index”). The Index measures the performance of the oil equipment and services sector of the U.S. equity market, and includes companies that are suppliers of equipment or services to oil fields and offshore platforms, such as drilling, exploration, engineering, logistics, seismic information services and platform construction. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 42.81%, while the total return for the Index was 43.49%.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets, restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

Oil equipment and service companies, as represented by the Index, collectively gained more than 40% during the reporting period, outpacing the performance of broad U.S. equity indexes. An improvement in economic activity and increased demand from Asia spurred demand for oil, driving the price from less than $70 per barrel to $110 per barrel during the reporting period. Energy equipment and service providers, in particular, benefited from increased activity.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
23.99%	24.03%	24.60%	9.08%	9.08%	9.63%	54.44%	54.46%	58.30%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Medical – Drugs	61.30%

Medical Products	12.32

Medical – Generic Drugs	12.06

Medical – Biomedical/Gene	6.98

Therapeutics	4.93

Drug Delivery Systems	1.44

Consumer Products – Miscellaneous	0.88

Short-Term and Other Net Assets	0.09

TOTAL	100.00%

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Johnson & Johnson	9.36%

Pfizer Inc.	9.02

Merck & Co. Inc.	7.70

Abbott Laboratories	6.69

Bristol-Myers Squibb Co.	5.52

Eli Lilly and Co.	4.90

Allergan Inc.	4.33

Mylan Inc.	3.27

Forest Laboratories Inc.	2.98

Hospira Inc.	2.96

TOTAL	56.73%

The iShares Dow Jones U.S. Pharmaceuticals Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Pharmaceuticals IndexSM (the “Index”). The Index measures the performance of the pharmaceuticals sector of the U.S. equity market, and includes pharmaceutical companies such as manufacturers of prescription or over-the-counter drugs or vaccines, but excludes producers of vitamins. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 23.99%, while the total return for the Index was 24.60%.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets, restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

Pharmaceutical stocks, as represented by the Index, outperformed the broad U.S. equity indexes during the reporting period. Pharmaceutical companies as a group benefited during the reporting period from consolidation activity, as well as expansion into emerging markets. Countering these opportunities, pharmaceuticals companies continued to face challenges, including weak prescription trends and increasing generic competition. For some pharmaceutical companies, pipeline failures weighed on revenues.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	31

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(6.42)%	(6.49)%	(6.00)%	(10.83)%	(10.83)%	(10.53)%	(43.63)%	(43.64)%	(42.64)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Super-Regional Banks – U.S.	46.86%

Commercial Banks – Southern U.S.	15.46

Commercial Banks – Central U.S.	11.60

Savings & Loans/Thrifts – Eastern U.S.	8.48

Commercial Banks – Eastern U.S.	7.93

Commercial Banks – Western U.S.	7.75

Savings & Loans/Thrifts – Central U.S.	1.08

Savings & Loans/Thrifts – Western U.S.	0.66

Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
U.S. Bancorp	17.99%

PNC Financial Services Group Inc. (The)	11.95

BB&T Corp.	6.79

SunTrust Banks Inc.	5.13

Fifth Third Bancorp	4.43

M&T Bank Corp.	3.60

Regions Financial Corp.	3.36

KeyCorp	2.78

New York Community Bancorp Inc.	2.64

Comerica Inc.	2.44

TOTAL	61.11%

The iShares Dow Jones U.S. Regional Banks Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Regional Banks IndexSM (the “Index”). The Index measures the performance of the regional bank sector of the U.S. equity market, and is a subset of the Dow Jones U.S. Bank Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was (6.42)%, while the total return for the Index was (6.00)%.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets, restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	33

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

U.S. regional banking stocks, as represented by the Index, declined during the reporting period. For much of the period, some banks continued to struggle with credit quality problems and poor loan growth. As customers’ apparent uncertainty about recovery led them to leave money in bank deposits, many banks experienced low levels of new loans. Losses from bad loans, however, declined in the period.

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 to April 30, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/10)	Ending Account Value (4/30/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/10 to 4/30/11)
Dow Jones U.S. Aerospace & Defense
Actual	$1,000.00	$1,145.10	0.47%	$2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Broker-Dealers
Actual	1,000.00	1,134.80	0.47	2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Healthcare Providers
Actual	1,000.00	1,304.40	0.47	2.69
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Home Construction
Actual	1,000.00	1,192.70	0.47	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

SHAREHOLDER EXPENSES	35

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/10)	Ending Account Value (4/30/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/10 to 4/30/11)
Dow Jones U.S. Insurance
Actual	$1,000.00	$1,137.70	0.47%	$2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Medical Devices
Actual	1,000.00	1,267.60	0.47	2.64
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Oil & Gas Exploration & Production
Actual	1,000.00	1,399.80	0.47	2.80
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Oil Equipment & Services
Actual	1,000.00	1,427.40	0.47	2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Pharmaceuticals
Actual	1,000.00	1,144.80	0.47	2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Regional Banks
Actual	1,000.00	1,126.60	0.47	2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.89%

ADVANCED MATERIALS/PRODUCTS – 4.00%
Ceradyne Inc.[a,b]	52,518	$2,460,994
Hexcel Corp.[a,b]	156,576	3,371,081

		5,832,075

AEROSPACE/DEFENSE – 43.88%
Boeing Co. (The)	152,092	12,133,900
Cubic Corp.	40,084	2,167,743
Esterline Technologies Corp.[a,b]	44,300	3,180,740
General Dynamics Corp.	112,129	8,165,234
Lockheed Martin Corp.	104,565	8,286,776
Northrop Grumman Corp.	112,746	7,171,773
Raytheon Co.	146,696	7,122,091
Rockwell Collins Inc.	92,824	5,857,194
Spirit AeroSystems Holdings Inc. Class Aa	134,060	3,297,876
Teledyne Technologies Inc.[a,b]	57,055	2,880,707
TransDigm Group Inc.[a]	44,764	3,728,841

		63,992,875

AEROSPACE/DEFENSE – EQUIPMENT – 29.41%
AAR Corp.	85,733	2,232,487
Alliant Techsystems Inc.	45,157	3,190,342
BE Aerospace Inc.[a]	108,833	4,199,865
Curtiss-Wright Corp.	74,842	2,488,497
Goodrich Corp.	72,088	6,370,417
HEICO Corp. Class A	73,377	2,609,286
Moog Inc. Class Aa,b	66,452	2,931,862
Orbital Sciences Corp.[a,b]	123,722	2,329,685
Triumph Group Inc.	32,225	2,775,217
United Technologies Corp.	153,672	13,765,938

		42,893,596

AUTOMOTIVE – MEDIUM & HEAVY DUTY TRUCKS – 0.93%
Force Protection Inc.[a]	300,972	1,351,364

		1,351,364

DIVERSIFIED MANUFACTURING OPERATIONS – 3.46%
Textron Inc.[b]	193,295	5,045,000

		5,045,000

ELECTRONIC MEASURING INSTRUMENTS – 3.36%
FLIR Systems Inc.	138,988	4,895,157

		4,895,157

Security	Shares	Value
ELECTRONICS – MILITARY – 3.90%
L-3 Communications Holdings Inc.	71,016	$5,694,773

		5,694,773

ENTERPRISE SOFTWARE/SERVICES – 1.51%
ManTech International Corp. Class Aa	50,284	2,206,965

		2,206,965

METAL PROCESSORS & FABRICATORS – 8.92%
Ladish Co. Inc.[a,b]	38,328	2,173,198
Precision Castparts Corp.	55,610	8,592,857
RBC Bearings Inc.[a,b]	56,928	2,234,993

		13,001,048

SHIPBUILDING – 0.52%
Huntington Ingalls Industries Inc.[a]	18,790	751,600

		751,600

TOTAL COMMON STOCKS
(Cost: $156,465,538)		145,664,453

SHORT-TERM INVESTMENTS – 10.82%

MONEY MARKET FUNDS – 10.82%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.20%[c,d,e]	14,162,122	14,162,122
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[c,d,e]	1,462,732	1,462,732
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	157,677	157,677

		15,782,531

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,782,531)		15,782,531

TOTAL INVESTMENTS IN SECURITIES – 110.71%
(Cost: $172,248,069)		161,446,984

Other Assets, Less Liabilities – (10.71)%		(15,618,746)

NET ASSETS – 100.00%		$145,828,238

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2011

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.94%

FINANCE – INVESTMENT BANKER/BROKER – 68.54%
Charles Schwab Corp. (The)	421,927	$7,725,483
E*TRADE Financial Corp.[a]	308,245	5,005,899
GFI Group Inc.	517,004	2,641,890
Goldman Sachs Group Inc. (The)	69,762	10,534,760
Greenhill & Co. Inc.[b]	62,768	3,703,312
Interactive Brokers Group Inc. Class A	184,569	3,237,340
Investment Technology Group Inc.[a,b]	169,499	2,900,128
Jefferies Group Inc.	216,508	5,232,998
KBW Inc.[b]	128,858	2,927,654
Knight Capital Group Inc. Class Aa,b	284,972	3,909,816
LPL Investment Holdings Inc.[a,b]	84,751	3,108,667
MF Global Holdings Ltd.[a,b]	453,058	3,810,218
Morgan Stanley	341,306	8,925,152
optionsXpress Holdings Inc.	193,686	3,571,570
Piper Jaffray Companies Inc.[a]	78,217	2,804,079
Raymond James Financial Inc.	135,120	5,067,000
Stifel Financial Corp.[a]	93,399	4,266,466
TD Ameritrade Holding Corp.	253,595	5,462,436
TradeStation Group Inc.[a,b]	342,255	3,302,761

		88,137,629

FINANCE – OTHER SERVICES – 25.59%
BGC Partners Inc. Class A	313,683	3,027,041
CME Group Inc.	27,243	8,057,662
Intercontinental Exchange Inc.[a]	50,912	6,127,260
MarketAxess Holdings Inc.	133,217	3,243,834
NASDAQ OMX Group Inc. (The)[a]	185,691	5,032,226
NYSE Euronext Inc.	185,343	7,422,987

		32,911,010

INVESTMENT MANAGEMENT/ADVISORY SERVICES – 5.81%
Ameriprise Financial Inc.	120,430	7,473,886

		7,473,886

TOTAL COMMON STOCKS
(Cost: $139,315,134)		128,522,525

SHORT-TERM INVESTMENTS – 8.21%

MONEY MARKET FUNDS – 8.21%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.20%[c,d,e]	9,490,992	9,490,992

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[c,d,e]	980,275	$980,275
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.01%[c,d]	82,563	82,563

		10,553,830

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,553,830)		10,553,830

TOTAL INVESTMENTS IN SECURITIES – 108.15%
(Cost: $149,868,964)		139,076,355

Other Assets, Less Liabilities – (8.15)%		(10,483,738)

NET ASSETS – 100.00%		$128,592,617

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 100.32%

COMMERCIAL SERVICES – 2.48%
Emergency Medical Services Corp. Class Aa	37,878	$2,416,616
Healthcare Services Group Inc.	81,447	1,446,499
HMS Holdings Corp.[a,b]	33,099	2,605,222

		6,468,337

CONSULTING SERVICES – 0.52%
Accretive Health Inc.[a,b]	48,294	1,363,822

		1,363,822

DIALYSIS CENTERS – 3.22%
DaVita Inc.[a]	95,230	8,388,811

		8,388,811

INTERNET APPLICATIONS SOFTWARE – 0.21%
eResearchTechnology Inc.[a,b]	86,896	552,659

		552,659

LIFE/HEALTH INSURANCE – 0.55%
Universal American Corp.	62,281	1,438,691

		1,438,691

MEDICAL – DRUGS – 0.28%
PharMerica Corp.[a]	56,007	737,052

		737,052

MEDICAL – HMO – 47.72%
Aetna Inc.	343,946	14,232,486
AMERIGROUP Corp.[a,b]	58,977	4,028,129
Centene Corp.[a,b]	67,931	2,461,140
CIGNA Corp.	254,016	11,895,569
Coventry Health Care Inc.[a]	163,776	5,285,052
Health Net Inc.[a]	115,151	3,834,528
HealthSpring Inc.[a]	72,889	3,024,165
Humana Inc.[a]	157,894	12,018,891
Magellan Health Services Inc.[a,b]	42,787	2,225,780
Molina Healthcare Inc.[a]	25,822	1,110,346
UnitedHealth Group Inc.	773,488	38,078,814
WellCare Health Plans Inc.[a]	56,516	2,475,966
WellPoint Inc.	309,960	23,801,828

		124,472,694

MEDICAL – HOSPITALS – 6.64%
Community Health Systems Inc.[a,b]	106,969	3,287,157
Health Management Associates Inc. Class Aa	306,927	3,462,137

Security	Shares	Value
LifePoint Hospitals Inc.[a]	65,226	$2,714,054
Tenet Healthcare Corp.[a]	329,771	2,285,313
Universal Health Services Inc. Class B	101,410	5,555,240

		17,303,901

MEDICAL – NURSING HOMES – 0.77%
Kindred Healthcare Inc.[a]	58,605	1,478,018
Sun Healthcare Group Inc.[a]	44,635	526,247

		2,004,265

MEDICAL – OUTPATIENT/HOME MEDICAL CARE – 3.27%
Air Methods Corp.[a]	17,029	1,151,501
Amedisys Inc.[a]	42,328	1,410,369
AmSurg Corp.[a,b]	44,108	1,184,741
Gentiva Health Services Inc.[a,b]	43,518	1,218,504
Lincare Holdings Inc.	113,773	3,574,747

		8,539,862

MEDICAL LABS & TESTING SERVICES – 8.94%
Bio-Reference Laboratories Inc.[a,b]	35,754	901,358
Covance Inc.[a]	73,929	4,627,956
Laboratory Corp. of America Holdings[a]	97,292	9,385,759
Quest Diagnostics Inc.	149,160	8,409,641

		23,324,714

MEDICAL PRODUCTS – 0.50%
Hanger Orthopedic Group Inc.[a,b]	47,829	1,299,514

		1,299,514

PHARMACY SERVICES – 17.29%
Catalyst Health Solutions Inc.[a,b]	52,418	3,122,016
Express Scripts Inc.[a]	388,513	22,044,228
Medco Health Solutions Inc.[a]	335,849	19,925,921

		45,092,165

PHYSICAL THERAPY/REHAB CENTERS – 1.69%
HealthSouth Corp.[a]	117,135	3,002,170
RehabCare Group Inc.[a]	37,176	1,396,702

		4,398,872

PHYSICIAN PRACTICE MANAGEMENT – 2.32%
Healthways Inc.[a,b]	57,156	967,080
IPC The Hospitalist Co. Inc.[a,b]	23,711	1,229,652
MEDNAX Inc.[a]	54,200	3,843,864

		6,040,596

RESEARCH & DEVELOPMENT – 2.33%
PAREXEL International Corp.[a]	77,796	2,159,617

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2011

Security	Shares	Value
Pharmaceutical Product Development Inc.	126,780	$3,911,163

		6,070,780

RETIREMENT/AGED CARE FACILITIES – 1.59%
Brookdale Senior Living Inc.[a]	111,981	3,050,363
Emeritus Corp.[a]	44,914	1,100,842

		4,151,205

TOTAL COMMON STOCKS
(Cost: $250,892,020)		261,647,940

SHORT-TERM INVESTMENTS – 7.86%

MONEY MARKET FUNDS – 7.86%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.20%[c,d,e]	18,430,224	18,430,224
BlackRock Cash Funds: Prime,
SL Agency Shares 0.21%[c,d,e]	1,903,563	1,903,563
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.01%[c,d]	155,401	155,401

		20,489,188

TOTAL SHORT-TERM INVESTMENTS
(Cost: $20,489,188)		20,489,188

TOTAL INVESTMENTS IN SECURITIES – 108.18%
(Cost: $271,381,208)		282,137,128

Other Assets, Less Liabilities – (8.18)%		(21,320,165)

NET ASSETS – 100.00%		$260,816,963

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.86%

BUILDING – MOBILE HOME/MANUFACTURED HOUSING & RV – 5.25%
Cavco Industries Inc.[a,b]	343,478	$15,964,857
Skyline Corp.[b]	529,627	10,385,986

		26,350,843

BUILDING – RESIDENTIAL/ COMMERCIAL – 59.06%
D.R. Horton Inc.	2,965,565	36,891,629
KB Home	1,530,453	18,074,650
Lennar Corp. Class A	1,852,437	35,177,779
M.D.C. Holdings Inc.	857,465	25,029,403
M/I Homes Inc.[a,b]	978,796	13,008,199
Meritage Homes Corp.[a]	905,348	21,646,871
NVR Inc.[a]	54,269	40,122,700
Pulte Group Inc.[a,c]	4,150,812	33,746,101
Ryland Group Inc.	1,254,451	21,714,547
Standard-Pacific Corp.[a,c]	4,195,214	16,193,526
Toll Brothers Inc.[a,c]	1,648,049	34,625,509

		296,230,914

BUILDING AND CONSTRUCTION PRODUCTS – MISCELLANEOUS – 6.87%
Louisiana-Pacific Corp.[a]	907,595	8,440,633
Owens Corning[a]	476,452	18,028,944
USG Corp.[a,c]	517,096	7,973,620

		34,443,197

BUILDING PRODUCTS – AIR AND HEATING – 2.31%
Lennox International Inc.	238,709	11,603,644

		11,603,644

BUILDING PRODUCTS – CEMENT/ AGGREGATES – 1.82%
Eagle Materials Inc.	313,251	9,112,472

		9,112,472

BUILDING PRODUCTS – WOOD – 2.99%
Masco Corp.	1,116,654	14,985,497

		14,985,497

COATINGS/PAINT – 3.31%
Sherwin-Williams Co. (The)	201,969	16,620,029

		16,620,029

DISTRIBUTION/WHOLESALE – 3.46%
Beacon Roofing Supply Inc.[a]	313,387	6,994,798
Watsco Inc.	145,963	10,347,317

		17,342,115

Security	Shares	Value
DIVERSIFIED MANUFACTURING OPERATIONS – 3.24%
Leggett & Platt Inc.	618,154	$16,251,269

		16,251,269

HOME FURNISHINGS – 0.85%
Ethan Allen Interiors Inc.	177,590	4,278,143

		4,278,143

RETAIL – BUILDING PRODUCTS – 8.08%
Home Depot Inc. (The)	588,539	21,858,338
Lowe’s Companies Inc.	711,178	18,668,423

		40,526,761

TEXTILE – HOME FURNISHINGS – 2.62%
Mohawk Industries Inc.[a]	218,611	13,125,404

		13,125,404

TOTAL COMMON STOCKS
(Cost: $512,106,960)		500,870,288

SHORT-TERM INVESTMENTS – 7.14%

MONEY MARKET FUNDS – 7.14%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.20%[b,d,e]	31,898,381	31,898,381
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[b,d,e]	3,294,619	3,294,619
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.01%[b,d]	628,598	628,598

		35,821,598

TOTAL SHORT-TERM INVESTMENTS
(Cost: $35,821,598)		35,821,598

TOTAL INVESTMENTS IN SECURITIES – 107.00%
(Cost: $547,928,558)		536,691,886

Other Assets, Less Liabilities – (7.00)%		(35,125,347)

NET ASSETS – 100.00%		$501,566,539

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2011

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.94%

FINANCIAL GUARANTEE INSURANCE – 1.32%
Assured Guaranty Ltd.	42,155	$716,636
MBIA Inc.[a,b]	39,819	410,932

		1,127,568

INSURANCE BROKERS – 2.39%
Arthur J. Gallagher & Co.	26,033	775,263
Brown & Brown Inc.	28,618	739,775
Erie Indemnity Co. Class A	7,287	527,797

		2,042,835

LIFE/HEALTH INSURANCE – 27.96%
Aflac Inc.	109,260	6,139,319
American Equity Investment Life Holding Co.	15,228	195,832
CNO Financial Group Inc.[a]	57,052	459,839
Delphi Financial Group Inc. Class A	11,816	377,521
Lincoln National Corp.	75,505	2,358,021
National Western Life Insurance Co. Class A	547	88,105
Principal Financial Group Inc.	72,069	2,432,329
Protective Life Corp.	21,528	579,319
Prudential Financial Inc.	112,026	7,104,689
StanCorp Financial Group Inc.	11,719	505,089
Symetra Financial Corp.	24,123	334,827
Torchmark Corp.	19,667	1,316,116
Unum Group	76,180	2,017,246

		23,908,252

MULTI-LINE INSURANCE – 38.58%
ACE Ltd.	79,163	5,323,712
Allstate Corp. (The)	118,700	4,016,808
American Financial Group Inc.	19,661	703,274
American National Insurance Co.	3,614	285,867
Assurant Inc.	26,249	1,042,085
Cincinnati Financial Corp.	37,122	1,176,025
CNA Financial Corp.	7,672	238,139
Genworth Financial Inc. Class Aa	118,751	1,447,575
Hartford Financial Services Group Inc. (The)	105,595	3,059,087
Horace Mann Educators Corp.	10,225	182,823
Loews Corp.	80,438	3,560,186
MetLife Inc.	188,706	8,829,554

Security	Shares	Value
Old Republic International Corp.	59,642	$755,664
United Fire & Casualty Co.	5,965	118,107
Unitrin Inc.	11,607	350,996
XL Group PLC	78,160	1,908,667

		32,998,569

PROPERTY/CASUALTY INSURANCE – 27.40%
Alleghany Corp.[a]	1,849	608,229
AmTrust Financial Services Inc.	6,766	130,584
Arch Capital Group Ltd.[a,b]	11,942	1,241,968
Chubb Corp. (The)	71,631	4,669,625
Employers Holdings Inc.	5,058	101,969
First American Financial Corp.	25,125	391,950
Hanover Insurance Group Inc. (The)	11,295	476,875
Harleysville Group Inc.	3,412	109,457
HCC Insurance Holdings Inc.	28,476	926,609
Infinity Property and Casualty Corp.	3,340	197,394
Markel Corp.[a,b]	2,426	1,012,321
Meadowbrook Insurance Group Inc.	18,682	191,304
Mercury General Corp.	6,773	269,159
Navigators Group Inc. (The)[a,b]	3,815	197,731
OneBeacon Insurance Group Ltd.[b]	6,353	89,260
ProAssurance Corp.[a,b]	7,823	519,447
Progressive Corp. (The)	148,384	3,255,545
RLI Corp.	4,636	274,637
Safety Insurance Group Inc.	4,004	187,467
Selective Insurance Group Inc.	13,852	244,349
Tower Group Inc.	9,856	225,407
Travelers Companies Inc. (The)	100,102	6,334,455
W.R. Berkley Corp.	31,186	1,016,975
Wesco Financial Corp.	362	141,904
White Mountains Insurance Group Ltd.	1,721	615,275

		23,429,896

REINSURANCE – 2.29%
Allied World Assurance Co. Holdings Ltd.	9,818	637,875
Argo Group International Holdings Ltd.[b]	8,009	251,563
Axis Capital Holdings Ltd.	30,228	1,068,862

		1,958,300

TOTAL COMMON STOCKS
(Cost: $82,864,997)		85,465,420

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 2.12%

MONEY MARKET FUNDS – 2.12%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[c,d,e]	1,567,426	$1,567,426
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[c,d,e]	161,892	161,892
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	85,570	85,570

		1,814,888

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,814,888)		1,814,888

TOTAL INVESTMENTS
IN SECURITIES – 102.06%
(Cost: $84,679,885)		87,280,308

Other Assets, Less Liabilities – (2.06)%		(1,760,295)

NET ASSETS – 100.00%		$85,520,013

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.86%

DENTAL SUPPLIES & EQUIPMENT – 1.78%
Sirona Dental Systems Inc.[a]	153,627	$8,767,493

		8,767,493

DIAGNOSTIC EQUIPMENT – 2.56%
Cepheid Inc.[a,b]	222,347	7,184,032
Immucor Inc.[a]	249,281	5,441,804

		12,625,836

ELECTRONIC MEASURING INSTRUMENTS – 0.72%
Analogic Corp.	62,017	3,576,520

		3,576,520

ENTERPRISE SOFTWARE/SERVICES – 0.58%
Omnicell Inc.[a]	184,895	2,843,685

		2,843,685

HOSPITAL BEDS/EQUIPMENT – 4.07%
Hill-Rom Holdings Inc.	205,374	9,243,884
Kinetic Concepts Inc.[a]	184,281	10,878,107

		20,121,991

INSTRUMENTS – SCIENTIFIC – 11.39%
Thermo Fisher Scientific Inc.[a]	613,041	36,776,330
Waters Corp.[a]	198,897	19,491,906

		56,268,236

MEDICAL – BIOMEDICAL/GENE – 1.64%
Bio-Rad Laboratories Inc. Class Aa	64,815	8,109,653

		8,109,653

MEDICAL INSTRUMENTS – 38.57%
Arthrocare Corp.[a]	118,577	4,189,325
Beckman Coulter Inc.	166,791	13,818,634
Boston Scientific Corp.[a]	2,893,271	21,670,600
Bruker Corp.[a,b]	283,202	5,590,407
Conceptus Inc.[a]	156,034	2,407,605
Integra LifeSciences Holdings Corp.[a]	82,768	4,329,594
Intuitive Surgical Inc.[a]	72,448	25,335,066
MAKO Surgical Corp.[a,b]	184,566	5,070,028
Medtronic Inc.	1,325,125	55,323,969
Natus Medical Inc.[a,b]	158,821	2,695,192
NuVasive Inc.[a,b]	166,158	5,132,621
St. Jude Medical Inc.	577,996	30,888,106
Symmetry Medical Inc.[a]	226,853	2,257,187
Thoratec Corp.[a]	212,433	6,521,693

Security	Shares	Value
Volcano Corp.[a,b]	198,686	$5,296,969

		190,526,996

MEDICAL PRODUCTS – 31.92%
ABIOMED Inc.[a]	182,611	3,173,779
Accuray Inc.[a]	308,244	2,740,289
American Medical Systems
Holdings Inc.[a,b]	280,701	8,280,680
CareFusion Corp.[a]	523,335	15,370,349
Covidien PLC	719,189	40,051,635
Invacare Corp.	141,080	4,641,532
NxStage Medical Inc.[a]	154,475	3,806,264
Stryker Corp.	489,451	28,877,609
Varian Medical Systems Inc.[a]	257,193	18,054,949
Wright Medical Group Inc.[a,b]	193,682	3,201,563
Zimmer Holdings Inc.[a]	369,706	24,123,317
Zoll Medical Corp.[a,b]	94,372	5,349,005

		157,670,971

MEDICAL STERILIZATION PRODUCTS – 1.40%
Steris Corp.	192,325	6,931,393

		6,931,393

PATIENT MONITORING EQUIPMENT – 2.18%
Insulet Corp.[a]	180,712	3,883,501
Masimo Corp.	198,108	6,892,177

		10,775,678

RESPIRATORY PRODUCTS – 2.52%
ResMed Inc.[a,b]	390,019	12,437,706

		12,437,706

ULTRA SOUND IMAGING SYSTEMS – 0.53%
SonoSite Inc.[a]	74,680	2,591,396

		2,591,396

TOTAL COMMON STOCKS
(Cost: $454,623,336)		493,247,554

SHORT-TERM INVESTMENTS – 7.69%

MONEY MARKET FUNDS – 7.69%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[c,d,e]	33,771,183	33,771,183
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[c,d,e]	3,488,051	3,488,051

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

April 30, 2011

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	747,501	$747,501

		38,006,735

TOTAL SHORT-TERM INVESTMENTS
(Cost: $38,006,735)		38,006,735

TOTAL INVESTMENTS IN SECURITIES – 107.55%
(Cost: $492,630,071)		531,254,289

Other Assets, Less Liabilities – (7.55)%		(37,294,957)

NET ASSETS – 100.00%		$493,959,332

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
e	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.92%

GAS – DISTRIBUTION – 1.81%
Energen Corp.	93,549	$6,081,621
Southern Union Co.	153,430	4,587,557

		10,669,178

OIL – FIELD SERVICES – 0.14%
Targa Resources Corp.	24,442	855,959

		855,959

OIL COMPANIES – EXPLORATION & PRODUCTION – 90.85%
Anadarko Petroleum Corp.	547,516	43,220,913
Apache Corp.	399,902	53,334,930
Apco Oil and Gas International Inc.	13,397	1,211,089
Approach Resources Inc.[a,b]	30,146	887,498
Atlas Energy Inc. Escrow[a,c]	97,666	9,767
ATP Oil & Gas Corp.[a,b]	63,618	1,131,128
Berry Petroleum Co. Class A	64,134	3,407,439
Bill Barrett Corp.[a,b]	57,267	2,389,752
BPZ Resources Inc.[a,b]	155,430	739,847
Brigham Exploration Co.[a,b]	151,998	5,096,493
Cabot Oil & Gas Corp.	133,811	7,530,883
Carrizo Oil & Gas Inc.[a]	48,652	1,938,296
Chesapeake Energy Corp.	748,802	25,212,163
Cimarex Energy Co.	103,162	11,408,686
Clayton Williams Energy Inc.[a]	13,110	1,187,373
Cobalt International Energy Inc.[a]	139,228	1,949,192
Comstock Resources Inc.[a]	65,031	2,084,894
Concho Resources Inc.[a]	124,634	13,317,143
Contango Oil & Gas Co.[a]	19,222	1,190,226
Continental Resources Inc.[a]	42,861	2,943,693
Denbury Resources Inc.[a]	489,596	11,050,182
Devon Energy Corp.	456,105	41,505,555
EOG Resources Inc.	286,636	32,364,071
EQT Corp.	187,089	9,842,752
EXCO Resources Inc.	224,151	4,695,963
Forest Oil Corp.[a]	146,208	5,250,329
GeoResources Inc.[a]	30,425	882,934
Goodrich Petroleum Corp.[a,b]	39,641	890,733
Gulfport Energy Corp.[a,b]	48,879	1,663,841
Hyperdynamics Corp.[a,b]	194,946	822,672
Kodiak Oil & Gas Corp.[a,b]	247,117	1,734,761
Newfield Exploration Co.[a,b]	163,750	11,593,500
Noble Energy Inc.	205,310	19,765,194

Security	Shares	Value
Northern Oil and Gas Inc.[a,b]	75,744	$1,799,677
Oasis Petroleum Inc.[a]	59,342	1,823,580
Occidental Petroleum Corp.	841,281	96,150,005
Penn Virginia Corp.	66,661	1,030,579
Petrohawk Energy Corp.[a]	379,663	10,254,698
Petroleum Development Corp.[a]	32,668	1,300,840
Pioneer Natural Resources Co.	113,599	11,613,226
Plains Exploration & Production Co.[a,b]	178,684	6,797,139
QEP Resources Inc.	219,795	9,391,840
Quicksilver Resources Inc.[a]	164,735	2,446,315
Range Resources Corp.	198,355	11,197,140
Resolute Energy Corp.[a,b]	66,536	1,177,022
Rosetta Resources Inc.[a,b]	71,053	3,263,464
SandRidge Energy Inc.[a]	488,206	6,034,226
SM Energy Co.	81,285	6,166,280
Southwestern Energy Co.[a]	415,432	18,220,848
Stone Energy Corp.[a,b]	60,085	2,124,606
Swift Energy Co.[a]	57,643	2,259,029
Ultra Petroleum Corp.[a]	191,028	9,702,312
W&T Offshore Inc.	53,275	1,428,303
Whiting Petroleum Corp.[a]	145,875	10,138,312

		536,573,333

OIL REFINING & MARKETING – 7.12%
CVR Energy Inc.[a]	102,646	2,281,821
Frontier Oil Corp.	138,633	3,873,406
Holly Corp.	70,876	4,103,720
Sunoco Inc.	154,054	6,571,944
Tesoro Corp.[a]	185,103	5,019,993
Valero Energy Corp.	667,426	18,888,156
Western Refining Inc.[a,b]	77,912	1,321,387

		42,060,427

TOTAL COMMON STOCKS
(Cost: $559,365,021)		590,158,897

SHORT-TERM INVESTMENTS – 4.81%

MONEY MARKET FUNDS – 4.81%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[d,e,f]	25,175,381	25,175,381
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[d,e,f]	2,600,235	2,600,235

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2011

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[d,e]	625,527	$625,527

		28,401,143

TOTAL SHORT-TERM INVESTMENTS
(Cost: $28,401,143)		28,401,143

TOTAL INVESTMENTS
IN SECURITIES – 104.73%
(Cost: $587,766,164)		618,560,040

Other Assets, Less Liabilities – (4.73)%		(27,943,524)

NET ASSETS – 100.00%		$590,616,516

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.97%

ENGINEERING/RESEARCH AND DEVELOPMENT SERVICES – 1.88%
McDermott International Inc.[a]	582,599	$13,452,211

		13,452,211

OIL & GAS DRILLING – 19.72%
Atwood Oceanics Inc.[a,b]	166,064	7,461,256
Diamond Offshore Drilling Inc.	168,836	12,809,587
Helmerich & Payne Inc.	238,741	15,838,078
Hercules Offshore Inc.[a,b]	449,638	2,821,478
Nabors Industries Ltd.[a]	667,927	20,465,283
Noble Corp.	543,411	23,372,107
Parker Drilling Co.[a,b]	457,757	3,263,807
Patterson-UTI Energy Inc.	412,165	12,822,453
Pioneer Drilling Co.[a,b]	196,229	3,041,550
Pride International Inc.[a]	383,870	16,855,732
Rowan Companies Inc.[a,b]	321,351	13,400,337
Unit Corp.[a,b]	137,106	8,640,420

		140,792,088

OIL – FIELD SERVICES – 55.17%
Baker Hughes Inc.	723,909	56,037,796
Cal Dive International Inc.[a]	368,651	2,897,597
CARBO Ceramics Inc.	59,849	9,632,098
Exterran Holdings Inc.[a]	210,857	4,577,706
Global Industries Ltd.[a]	390,183	3,847,204
Halliburton Co.	1,434,921	72,434,812
Helix Energy Solutions Group Inc.[a,b]	342,238	6,478,565
Hornbeck Offshore Services Inc.[a]	94,482	2,761,709
Key Energy Services Inc.[a,b]	433,709	7,893,504
Matrix Service Co.[a,b]	122,953	1,777,900
Newpark Resources Inc.[a,b]	349,166	3,152,969
Oceaneering International Inc.[a]	142,761	12,480,167
Oil States International Inc.[a,b]	137,291	11,396,526
RPC Inc.[b]	175,862	4,757,067
Schlumberger Ltd.	1,561,613	140,154,767
SEACOR Holdings Inc.	65,634	6,486,608
Superior Energy Services Inc.[a,b]	225,505	8,663,902
Tesco Corp.[a]	130,109	2,447,350
Tetra Technologies Inc.[a,b]	266,929	3,942,541
Weatherford International Ltd.[a]	1,484,805	32,042,092

		393,862,880

Security	Shares	Value

OIL FIELD MACHINERY & EQUIPMENT – 20.02%
Cameron International Corp.[a]	494,856	$26,088,808
Chart Industries Inc.[a,b]	98,009	4,764,217
Complete Production Services Inc.[a,b]	226,058	7,672,409
Dresser-Rand Group Inc.[a,b]	215,467	11,320,636
Dril-Quip Inc.[a]	93,081	7,126,281
FMC Technologies Inc.[a,b]	518,372	24,093,931
Lufkin Industries Inc.	88,863	8,204,721
National Oilwell Varco Inc.	699,188	53,620,728

		142,891,731

SEISMIC DATA COLLECTION – 0.70%
ION Geophysical Corp.[a,b]	392,902	4,966,281

		4,966,281

TRANSPORTATION – MARINE – 1.76%
GulfMark Offshore Inc. Class Aa,b	90,345	3,845,987
Tidewater Inc.	145,926	8,684,056

		12,530,043

TRANSPORTATION – SERVICES – 0.72%
Bristow Group Inc.[a]	110,404	5,122,746

		5,122,746

TOTAL COMMON STOCKS
(Cost: $550,879,033)		713,617,980

SHORT-TERM INVESTMENTS – 8.21%

MONEY MARKET FUNDS – 8.21%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.20%[c,d,e]	52,799,331	52,799,331
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[c,d,e]	5,453,370	5,453,370
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	330,926	330,926

		58,583,627

TOTAL SHORT-TERM INVESTMENTS
(Cost: $58,583,627)		58,583,627

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2011

Value

TOTAL INVESTMENTS IN SECURITIES – 108.18%
(Cost: $609,462,660)	$772,201,607

Other Assets, Less Liabilities – (8.18)%	(58,350,610)

NET ASSETS – 100.00%	$713,850,997

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.91%

CONSUMER PRODUCTS – MISCELLANEOUS – 0.88%
Prestige Brands Holdings Inc.[a,b]	148,770	$1,718,293

		1,718,293

DRUG DELIVERY SYSTEMS – 1.44%
Alkermes Inc.[a,b]	194,048	2,798,172

		2,798,172

MEDICAL – BIOMEDICAL/GENE – 6.98%
AMAG Pharmaceuticals Inc.[a]	86,683	1,646,978
ARIAD Pharmaceuticals Inc.[a,b]	341,915	2,923,373
Enzon Pharmaceuticals Inc.[a,b]	169,422	1,944,965
Medicines Co. (The)[a]	129,472	2,032,710
Micromet Inc.[a,b]	310,428	2,098,493
Talecris Biotherapeutics Holdings Corp.[a]	104,463	2,916,607

		13,563,126

MEDICAL – DRUGS – 61.30%
Abbott Laboratories	249,820	13,000,633
Allergan Inc.	105,806	8,417,925
Auxilium Pharmaceuticals Inc.[a,b]	100,105	2,438,558
Bristol-Myers Squibb Co.	381,368	10,716,441
Cephalon Inc.[a]	72,950	5,602,560
Eli Lilly and Co.	257,296	9,522,525
Endo Pharmaceuticals Holdings Inc.[a]	107,894	4,225,129
Forest Laboratories Inc.[a]	174,446	5,784,629
Ironwood Pharmaceuticals Inc. Class Aa	146,305	2,138,979
Jazz Pharmaceuticals Inc.[a]	66,066	2,108,166
Medicis Pharmaceutical Corp. Class A	95,051	3,370,508
Medivation Inc.[a]	104,351	2,577,470
Merck & Co. Inc.	416,098	14,958,723
Pfizer Inc.	836,309	17,529,037
Pharmasset Inc.[a]	49,551	5,027,940
Rigel Pharmaceuticals Inc.[a]	209,490	1,908,454
Salix Pharmaceuticals Ltd.[a]	85,400	3,355,366
Targacept Inc.[a]	66,809	1,615,442
ViroPharma Inc.[a,b]	139,297	2,687,039
VIVUS Inc.[a,b]	270,842	2,107,151

		119,092,675

MEDICAL – GENERIC DRUGS – 12.06%
Impax Laboratories Inc.[a]	116,893	3,200,530
Mylan Inc.[a]	255,026	6,355,248
Par Pharmaceutical Companies Inc.[a,b]	76,220	2,625,017
Perrigo Co.	62,235	5,623,555

Security	Shares	Value
Watson Pharmaceuticals Inc.[a]	90,657	$5,622,547

		23,426,897

MEDICAL PRODUCTS – 12.32%
Hospira Inc.[a]	101,312	5,747,430
Johnson & Johnson	276,819	18,192,544

		23,939,974

THERAPEUTICS – 4.93%
Questcor Pharmaceuticals Inc.[a]	145,115	2,974,858
Theravance Inc.[a,b]	118,043	3,275,693
Warner Chilcott PLC Class A	144,336	3,326,945

		9,577,496

TOTAL COMMON STOCKS
(Cost: $168,193,136)		194,116,633

SHORT-TERM INVESTMENTS – 6.71%

MONEY MARKET FUNDS – 6.71%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[c,d,e]	11,576,784	11,576,784
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[c,d,e]	1,195,706	1,195,706
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	257,122	257,122

		13,029,612

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,029,612)		13,029,612

TOTAL INVESTMENTS IN SECURITIES – 106.62%
(Cost: $181,222,748)		207,146,245

Other Assets, Less Liabilities – (6.62)%		(12,858,451)

NET ASSETS – 100.00%		$194,287,794

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

52	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.82%

COMMERCIAL BANKS – CENTRAL U.S. – 11.60%
Associated Banc-Corp	91,934	$1,342,236
BOK Financial Corp.	14,060	756,147
Commerce Bancshares Inc.	41,118	1,749,982
Cullen/Frost Bankers Inc.	30,625	1,814,225
First Financial Bankshares Inc.	11,040	611,837
First Midwest Bancorp Inc.	40,153	526,004
FirstMerit Corp.	57,694	1,007,914
International Bancshares Corp.[a]	31,424	553,691
Marshall & Ilsley Corp.	278,209	2,272,968
MB Financial Inc.	28,331	586,168
Old National Bancorp	47,147	487,971
Park National Corp.[a]	7,109	491,090
PrivateBancorp Inc.	33,208	522,694
Prosperity Bancshares Inc.	24,555	1,125,847
Sterling Bancshares Inc.	55,550	493,839
TCF Financial Corp.	71,335	1,112,113
UMB Financial Corp.	17,318	729,261
Wintrust Financial Corp.	18,481	622,625

		16,806,612

COMMERCIAL BANKS – EASTERN U.S. – 7.93%
CapitalSource Inc.	158,280	1,057,311
F.N.B. Corp.	61,316	671,410
Fulton Financial Corp.	104,968	1,226,026
M&T Bank Corp.	58,945	5,208,970
National Penn Bancshares Inc.	73,704	605,110
Susquehanna Bancshares Inc.	69,756	643,150
Valley National Bancorp	85,994	1,231,434
Webster Financial Corp.	39,115	841,755

		11,485,166

COMMERCIAL BANKS – SOUTHERN U.S. – 15.46%
BancorpSouth Inc.[a]	41,941	568,301
BB&T Corp.	364,975	9,825,127
First Horizon National Corp.	138,949	1,521,492
Hancock Holding Co.	13,393	437,415
IBERIABANK Corp.	14,214	852,982
Popular Inc.[b]	542,902	1,710,141
Regions Financial Corp.	663,769	4,872,065
Synovus Financial Corp.	350,448	876,120
Trustmark Corp.	30,247	702,940
United Bankshares Inc.[a]	22,850	597,756

Security	Shares	Value
Whitney Holding Corp.	30,930	$418,792

		22,383,131

COMMERCIAL BANKS – WESTERN U.S. – 7.75%
Bank of Hawaii Corp.	25,306	1,234,680
Cathay General Bancorp	42,108	717,941
City National Corp.	25,200	1,439,172
East West Bancorp Inc.	78,496	1,658,620
Glacier Bancorp Inc.	37,996	571,080
PacWest Bancorp	17,074	392,531
SVB Financial Group[b]	22,351	1,350,894
Umpqua Holdings Corp.	60,916	707,235
Westamerica Bancorporation	15,435	783,944
Zions Bancorporation[a]	96,895	2,369,083

		11,225,180

SAVINGS & LOANS/THRIFTS – CENTRAL U.S. – 1.08%
Capitol Federal Financial Inc.	89,315	1,011,046
TFS Financial Corp.	50,210	546,285

		1,557,331

SAVINGS & LOANS/THRIFTS – EASTERN U.S. – 8.48%
Astoria Financial Corp.	46,891	678,513
First Niagara Financial Group Inc.[a]	162,884	2,345,530
Hudson City Bancorp Inc.	258,429	2,462,828
New York Community Bancorp Inc.	230,101	3,819,677
People’s United Financial Inc.	184,792	2,529,802
Provident Financial Services Inc.	30,316	440,188

		12,276,538

SAVINGS & LOANS/THRIFTS – WESTERN U.S. – 0.66%
Washington Federal Inc.	59,636	959,543

		959,543

SUPER-REGIONAL BANKS – U.S. – 46.86%
Comerica Inc.	93,278	3,538,035
Fifth Third Bancorp	484,142	6,424,564
Huntington Bancshares Inc.	455,836	3,095,126
KeyCorp	464,653	4,028,541
PNC Financial Services Group Inc. (The)[c]	277,637	17,307,891
SunTrust Banks Inc.	263,373	7,424,485
U.S. Bancorp	1,008,971	26,051,631

		67,870,273

TOTAL COMMON STOCKS
(Cost: $176,175,299)		144,563,774

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

April 30, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 1.00%

MONEY MARKET FUNDS – 1.00%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[c,d,e]	1,312,219	$1,312,219
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[c,d,e]	135,533	135,533

		1,447,752

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,447,752)		1,447,752

TOTAL INVESTMENTS IN SECURITIES – 100.82%
(Cost: $177,623,051)		146,011,526

Other Assets, Less Liabilities – (0.82)%		(1,192,026)

NET ASSETS – 100.00%		$144,819,500

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2011

	iShares Dow Jones U.S. Aerospace & Defense Index Fund	iShares Dow Jones U.S. Broker-Dealers Index Fund	iShares Dow Jones U.S. Healthcare Providers Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$156,465,538	$139,315,134	$250,892,020
Affiliated issuers (Note 2)	15,782,531	10,553,830	20,489,188

Total cost of investments	$172,248,069	$149,868,964	$271,381,208

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$145,664,453	$128,522,525	$261,647,940
Affiliated issuers (Note 2)	15,782,531	10,553,830	20,489,188

Total fair value of investments	161,446,984	139,076,355	282,137,128
Receivables:
Investment securities sold	–	37,641	–
Dividends and interest	61,375	50,997	14,596

Total Assets	161,508,359	139,164,993	282,151,724

LIABILITIES
Payables:
Investment securities purchased	–	–	901,795
Collateral for securities on loan (Note 5)	15,624,854	10,471,267	20,333,787
Capital shares redeemed	–	38,459	–
Investment advisory fees (Note 2)	55,267	62,650	99,179

Total Liabilities	15,680,121	10,572,376	21,334,761

NET ASSETS	$145,828,238	$128,592,617	$260,816,963

Net assets consist of:
Paid-in capital	$192,626,396	$210,294,402	$262,030,545
Undistributed net investment income	61,951	–	–
Accumulated net realized loss	(36,059,024)	(70,909,176)	(11,969,502)
Net unrealized appreciation (depreciation)	(10,801,085)	(10,792,609)	10,755,920

NET ASSETS	$145,828,238	$128,592,617	$260,816,963

Shares outstanding[b]	2,250,000	4,300,000	4,000,000

Net asset value per share	$64.81	$29.91	$65.20

[a]	Securities on loan with values of $15,502,625, $10,225,863 and $19,833,705, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2011

	iShares Dow Jones U.S. Home Construction Index Fund	iShares Dow Jones U.S. Insurance Index Fund	iShares Dow Jones U.S. Medical Devices Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$471,235,066	$82,864,997	$454,623,336
Affiliated issuers (Note 2)	76,693,492	1,814,888	38,006,735

Total cost of investments	$547,928,558	$84,679,885	$492,630,071

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$461,511,246	$85,465,420	$493,247,554
Affiliated issuers (Note 2)	75,180,640	1,814,888	38,006,735

Total fair value of investments	536,691,886	87,280,308	531,254,289
Receivables:
Dividends and interest	264,488	13,839	144,521
Capital shares sold	4,105	–	–

Total Assets	536,960,479	87,294,147	531,398,810

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	35,193,000	1,729,318	37,259,234
Capital shares redeemed	16,418	6,511	–
Investment advisory fees (Note 2)	184,522	38,305	180,244

Total Liabilities	35,393,940	1,774,134	37,439,478

NET ASSETS	$501,566,539	$85,520,013	$493,959,332

Net assets consist of:
Paid-in capital	$715,924,957	$101,055,738	$500,136,920
Undistributed net investment income	158,189	–	411,783
Accumulated net realized loss	(203,279,935)	(18,136,148)	(45,213,589)
Net unrealized appreciation (depreciation)	(11,236,672)	2,600,423	38,624,218

NET ASSETS	$501,566,539	$85,520,013	$493,959,332

Shares outstanding[b]	37,100,000	2,550,000	7,200,000

Net asset value per share	$13.52	$33.54	$68.61

[a]	Securities on loan with values of $33,816,460, $1,685,101 and $36,253,953, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2011

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	iShares Dow Jones U.S. Pharmaceuticals Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$559,365,021	$550,879,033	$168,193,136
Affiliated issuers (Note 2)	28,401,143	58,583,627	13,029,612

Total cost of investments	$587,766,164	$609,462,660	$181,222,748

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$590,158,897	$713,617,980	$194,116,633
Affiliated issuers (Note 2)	28,401,143	58,583,627	13,029,612

Total fair value of investments	618,560,040	772,201,607	207,146,245
Receivables:
Dividends and interest	82,465	163,176	224,890
Capital shares sold	–	281	16,242

Total Assets	618,642,505	772,365,064	207,387,377

LIABILITIES
Payables:
Investment securities purchased	–	–	260,615
Collateral for securities on loan (Note 5)	27,775,616	58,252,701	12,772,490
Capital shares redeemed	30,211	–	–
Investment advisory fees (Note 2)	220,162	261,366	66,478

Total Liabilities	28,025,989	58,514,067	13,099,583

NET ASSETS	$590,616,516	$713,850,997	$194,287,794

Net assets consist of:
Paid-in capital	$582,243,712	$656,665,805	$175,670,587
Undistributed net investment income	–	–	149,362
Accumulated net realized loss	(22,421,072)	(105,553,755)	(7,455,652)
Net unrealized appreciation	30,793,876	162,738,947	25,923,497

NET ASSETS	$590,616,516	$713,850,997	$194,287,794

Shares outstanding[b]	7,900,000	10,650,000	2,700,000

Net asset value per share	$74.76	$67.03	$71.96

[a]	Securities on loan with values of $27,561,580, $58,823,281 and $12,297,691, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2011

iShares Dow Jones U.S. Regional Banks Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$157,737,215
Affiliated issuers (Note 2)	19,885,836

Total cost of investments	$177,623,051

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$127,255,883
Affiliated issuers (Note 2)	18,755,643

Total fair value of investments	146,011,526
Cash	110,834
Receivables:
Dividends and interest	199,323

Total Assets	146,321,683

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	1,447,752
Investment advisory fees (Note 2)	54,431

Total Liabilities	1,502,183

NET ASSETS	$144,819,500

Net assets consist of:
Paid-in capital	$219,015,221
Undistributed net investment income	304,493
Accumulated net realized loss	(42,888,689)
Net unrealized depreciation	(31,611,525)

NET ASSETS	$144,819,500

Shares outstanding[b]	5,950,000

Net asset value per share	$24.34

[a]	Securities on loan with a value of $1,098,387. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2011

	iShares Dow Jones U.S. Aerospace & Defense Index Fund	iShares Dow Jones U.S. Broker-Dealers Index Fund	iShares Dow Jones U.S. Healthcare Providers Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$2,457,931	$2,116,590	$709,733
Interest from affiliated issuers (Note 2)	192	147	131
Securities lending income from affiliated issuers (Note 2)	6,938	4,970	22,095

Total investment income	2,465,061	2,121,707	731,959

EXPENSES
Investment advisory fees (Note 2)	808,782	525,950	693,064

Total expenses	808,782	525,950	693,064

Net investment income	1,656,279	1,595,757	38,895

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(6,851,092)	(14,073,158)	(4,805,896)
In-kind redemptions	(1,598,897)	4,880,075	8,558,576

Net realized gain (loss)	(8,449,989)	(9,193,083)	3,752,680

Net change in unrealized appreciation/depreciation	11,652,112	5,409,347	30,367,152

Net realized and unrealized gain (loss)	3,202,123	(3,783,736)	34,119,832

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,858,402	$(2,187,979)	$34,158,727

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2011

	iShares Dow Jones U.S. Home Construction Index Fund	iShares Dow Jones U.S. Insurance Index Fund	iShares Dow Jones U.S. Medical Devices Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$4,113,914	$1,830,906	$2,409,415
Dividends from affiliated issuers (Note 2)	255,794	–	–
Interest from affiliated issuers (Note 2)	378	119	677
Securities lending income from affiliated issuers (Note 2)	23,168	1,606	21,874

Total investment income	4,393,254	1,832,631	2,431,966

EXPENSES
Investment advisory fees (Note 2)	1,784,280	400,413	1,839,656

Total expenses	1,784,280	400,413	1,839,656

Net investment income	2,608,974	1,432,218	592,310

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(20,310,688)	(3,710,716)	(14,430,694)
Investments in affiliated issuers (Note 2)	(1,532,662)	–	–
In-kind redemptions	47,248,008	4,620,365	22,899,009

Net realized gain	25,404,658	909,649	8,468,315

Net change in unrealized appreciation/depreciation	(38,411,306)	6,751,040	29,241,316

Net realized and unrealized gain (loss)	(13,006,648)	7,660,689	37,709,631

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,397,674)	$9,092,907	$38,301,941

See notes to financial statements.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2011

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	iShares Dow Jones U.S. Pharmaceuticals Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$3,738,058	$4,011,723	$2,976,847
Interest from affiliated issuers (Note 2)	355	420	236
Securities lending income from affiliated issuers (Note 2)	100,650	48,957	26,643

Total investment income	3,839,063	4,061,100	3,003,726

EXPENSES
Investment advisory fees (Note 2)	1,911,188	2,117,304	727,330

Total expenses	1,911,188	2,117,304	727,330

Net investment income	1,927,875	1,943,796	2,276,396

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(26,486,617)	(35,631,833)	(4,850,932)
In-kind redemptions	80,261,536	44,528,913	12,569,230

Net realized gain	53,774,919	8,897,080	7,718,298

Net change in unrealized appreciation/depreciation	63,971,660	157,810,355	23,924,076

Net realized and unrealized gain	117,746,579	166,707,435	31,642,374

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119,674,454	$168,651,231	$33,918,770

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2011

iShares Dow Jones U.S. Regional Banks Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$2,372,872
Dividends from affiliated issuers (Note 2)	184,001
Interest from affiliated issuers (Note 2)	177
Securities lending income from affiliated issuers (Note 2)	26,372

Total investment income	2,583,422

EXPENSES
Investment advisory fees (Note 2)	697,954

Total expenses	697,954

Net investment income	1,885,468

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(9,643,489)
Investments in affiliated issuers (Note 2)	30,427
In-kind redemptions	(605,384)

Net realized loss	(10,218,446)

Net change in unrealized appreciation/depreciation	(11,594,833)

Net realized and unrealized loss	(21,813,279)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,927,811)

See notes to financial statements.

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Aerospace & Defense Index Fund		iShares Dow Jones U.S. Broker-Dealers Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,656,279	$2,054,769	$1,595,757	$850,689
Net realized gain (loss)	(8,449,989)	(13,813,574)	(9,193,083)	8,989,382
Net change in unrealized appreciation/depreciation	11,652,112	79,062,119	5,409,347	30,629,922

Net increase (decrease) in net assets resulting from operations	4,858,402	67,303,314	(2,187,979)	40,469,993

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,683,637)	(2,101,156)	(1,595,757)	(956,513)
Return of capital	–	–	(151,174)	(26,110)

Total distributions to shareholders	(1,683,637)	(2,101,156)	(1,746,931)	(982,623)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	428,124,434	149,200,058	216,342,160	332,123,115
Cost of shares redeemed	(524,265,533)	(107,747,875)	(192,291,628)	(401,293,699)

Net increase (decrease) in net assets from capital share transactions	(96,141,099)	41,452,183	24,050,532	(69,170,584)

INCREASE (DECREASE) IN NET ASSETS	(92,966,334)	106,654,341	20,115,622	(29,683,214)

NET ASSETS
Beginning of year	238,794,572	132,140,231	108,476,995	138,160,209

End of year	$145,828,238	$238,794,572	$128,592,617	$108,476,995

Undistributed net investment income included in net assets at end of year	$61,951	$89,309	$–	$–

SHARES ISSUED AND REDEEMED
Shares sold	8,250,000	2,800,000	7,450,000	12,300,000
Shares redeemed	(10,050,000)	(2,100,000)	(6,850,000)	(14,650,000)

Net increase (decrease) in shares outstanding	(1,800,000)	700,000	600,000	(2,350,000)

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Healthcare Providers Index Fund		iShares Dow Jones U.S. Home Construction Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$38,895	$(402,300)	$2,608,974	$1,822,449
Net realized gain	3,752,680	5,673,191	25,404,658	7,104,730
Net change in unrealized appreciation/depreciation	30,367,152	38,773,392	(38,411,306)	73,515,415

Net increase (decrease) in net assets resulting from operations	34,158,727	44,044,283	(10,397,674)	82,442,594

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(215,276)	–	(2,492,815)	(2,033,804)

Total distributions to shareholders	(215,276)	–	(2,492,815)	(2,033,804)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	236,548,021	316,538,315	582,053,817	297,828,109
Cost of shares redeemed	(207,585,983)	(237,555,171)	(411,937,263)	(232,352,237)

Net increase in net assets from capital share transactions	28,962,038	78,983,144	170,116,554	65,475,872

INCREASE IN NET ASSETS	62,905,489	123,027,427	157,226,065	145,884,662

NET ASSETS
Beginning of year	197,911,474	74,884,047	344,340,474	198,455,812

End of year	$260,816,963	$197,911,474	$501,566,539	$344,340,474

Undistributed net investment income included in net assets at end of year	$–	$–	$158,189	$42,030

SHARES ISSUED AND REDEEMED
Shares sold	4,200,000	7,250,000	45,350,000	23,300,000
Shares redeemed	(4,150,000)	(5,450,000)	(30,900,000)	(18,450,000)

Net increase in shares outstanding	50,000	1,800,000	14,450,000	4,850,000

See notes to financial statements.

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Insurance Index Fund		iShares Dow Jones U.S. Medical Devices Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,432,218	$593,810	$592,310	$651,662
Net realized gain (loss)	909,649	(1,620,700)	8,468,315	(16,734,245)
Net change in unrealized appreciation/depreciation	6,751,040	16,295,309	29,241,316	140,392,168

Net increase in net assets resulting from operations	9,092,907	15,268,419	38,301,941	124,309,585

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,512,619)	(597,218)	(252,388)	(579,801)

Total distributions to shareholders	(1,512,619)	(597,218)	(252,388)	(579,801)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	31,577,354	64,670,475	290,093,709	176,927,511
Cost of shares redeemed	(39,055,978)	(22,273,095)	(280,439,192)	(69,304,163)

Net increase (decrease) in net assets from capital share transactions	(7,478,624)	42,397,380	9,654,517	107,623,348

INCREASE IN NET ASSETS	101,664	57,068,581	47,704,070	231,353,132

NET ASSETS
Beginning of year	85,418,349	28,349,768	446,255,262	214,902,130

End of year	$85,520,013	$85,418,349	$493,959,332	$446,255,262

Undistributed net investment income included in net assets at end of year	$–	$9,550	$411,783	$71,861

SHARES ISSUED AND REDEEMED
Shares sold	1,000,000	2,250,000	4,800,000	3,450,000
Shares redeemed	(1,250,000)	(900,000)	(5,050,000)	(1,400,000)

Net increase (decrease) in shares outstanding	(250,000)	1,350,000	(250,000)	2,050,000

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund		iShares Dow Jones U.S. Oil Equipment & Services Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,927,875	$1,501,836	$1,943,796	$2,535,428
Net realized gain	53,774,919	59,241,957	8,897,080	25,264,582
Net change in unrealized appreciation/depreciation	63,971,660	69,260,836	157,810,355	101,375,252

Net increase in net assets resulting from operations	119,674,454	130,004,629	168,651,231	129,175,262

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,040,294)	(1,647,785)	(2,119,096)	(2,683,244)

Total distributions to shareholders	(2,040,294)	(1,647,785)	(2,119,096)	(2,683,244)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	745,689,944	650,927,841	327,972,476	230,381,593
Cost of shares redeemed	(697,493,136)	(689,554,546)	(193,393,804)	(138,368,812)

Net increase (decrease) in net assets from capital share transactions	48,196,808	(38,626,705)	134,578,672	92,012,781

INCREASE IN NET ASSETS	165,830,968	89,730,139	301,110,807	218,504,799

NET ASSETS
Beginning of year	424,785,548	335,055,409	412,740,190	194,235,391

End of year	$590,616,516	$424,785,548	$713,850,997	$412,740,190

Undistributed net investment income included in net assets at end of year	$–	$32,081	$–	$9,846

SHARES ISSUED AND REDEEMED
Shares sold	12,050,000	12,650,000	6,000,000	5,800,000
Shares redeemed	(11,650,000)	(13,700,000)	(4,100,000)	(3,300,000)

Net increase (decrease) in shares outstanding	400,000	(1,050,000)	1,900,000	2,500,000

See notes to financial statements.

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Pharmaceuticals Index Fund		iShares Dow Jones U.S. Regional Banks Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,276,396	$1,928,230	$1,885,468	$1,889,375
Net realized gain (loss)	7,718,298	11,463,333	(10,218,446)	(27,429,954)
Net change in unrealized appreciation/depreciation	23,924,076	30,079,188	(11,594,833)	77,889,887

Net increase (decrease) in net assets resulting from operations	33,918,770	43,470,751	(19,927,811)	52,349,308

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,267,224)	(1,902,435)	(1,737,268)	(2,079,554)

Total distributions to shareholders	(2,267,224)	(1,902,435)	(1,737,268)	(2,079,554)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	66,768,762	145,702,794	33,988,845	165,468,854
Cost of shares redeemed	(74,934,682)	(115,144,685)	(70,263,221)	(134,004,081)

Net increase (decrease) in net assets from capital share transactions	(8,165,920)	30,558,109	(36,274,376)	31,464,773

INCREASE (DECREASE) IN NET ASSETS	23,485,626	72,126,425	(57,939,455)	81,734,527

NET ASSETS
Beginning of year	170,802,168	98,675,743	202,758,955	121,024,428

End of year	$194,287,794	$170,802,168	$144,819,500	$202,758,955

Undistributed net investment income included in net assets at end of year	$149,362	$140,190	$304,493	$156,293

SHARES ISSUED AND REDEEMED
Shares sold	1,050,000	2,700,000	1,400,000	7,600,000
Shares redeemed	(1,250,000)	(2,200,000)	(3,150,000)	(6,650,000)

Net increase (decrease) in shares outstanding	(200,000)	500,000	(1,750,000)	950,000

See notes to financial statements.

FINANCIAL STATEMENTS	67

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Aerospace & Defense Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$58.96	$39.44	$63.73	$58.60	$50.58

Income from investment operations:
Net investment income[b]	0.54	0.61	0.49	0.32	0.23
Net realized and unrealized gain (loss)[c]	5.90	19.54	(24.29)	5.10	8.00

Total from investment operations	6.44	20.15	(23.80)	5.42	8.23

Less distributions from:
Net investment income	(0.59)	(0.63)	(0.49)	(0.29)	(0.21)
Return of capital	–	–	–	(0.00)[d]	–

Total distributions	(0.59)	(0.63)	(0.49)	(0.29)	(0.21)

Net asset value, end of period	$64.81	$58.96	$39.44	$63.73	$58.60

Total return	11.08%	51.46%	(37.39)%	9.24%	16.33%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$145,828	$238,795	$132,140	$328,222	$178,739
Ratio of expenses to average net assets[f]	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[f]	0.97%	1.24%	1.02%	0.50%	0.43%
Portfolio turnover rate[g]	10%	14%	14%	21%	20%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Broker-Dealers Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$29.32	$22.84	$41.20	$54.81	$48.41

Income from investment operations:
Net investment income[b]	0.40	0.13	0.43	0.40	0.16
Net realized and unrealized gain (loss)[c]	0.66	6.51	(18.32)	(13.69)	6.41

Total from investment operations	1.06	6.64	(17.89)	(13.29)	6.57

Less distributions from:
Net investment income	(0.43)	(0.16)	(0.47)	(0.32)	(0.17)
Return of capital	(0.04)	(0.00)[d]	—	—	—

Total distributions	(0.47)	(0.16)	(0.47)	(0.32)	(0.17)

Net asset value, end of period	$29.91	$29.32	$22.84	$41.20	$54.81

Total return	3.71%	29.11%	(43.42)%	(24.35)%	13.59%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$128,593	$108,477	$138,160	$273,987	$186,359
Ratio of expenses to average net assets[f]	0.47%	0.48%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[f]	1.43%	0.50%	1.55%	0.85%	0.31%
Portfolio turnover rate[g]	32%	24%	59%	73%	44%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
c	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Healthcare Providers Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$50.10	$34.83	$49.64	$58.55	$49.60

Income from investment operations:
Net investment income (loss)[b]	0.01	(0.13)	(0.13)	(0.19)	1.35
Net realized and unrealized gain (loss)[c]	15.19	15.40	(14.68)	(8.18)	7.91

Total from investment operations	15.20	15.27	(14.81)	(8.37)	9.26

Less distributions from:
Net investment income	(0.10)	–	–	(0.54)	(0.31)

Total distributions	(0.10)	–	–	(0.54)	(0.31)

Net asset value, end of period	$65.20	$50.10	$34.83	$49.64	$58.55

Total return	30.41%	43.84%	(29.84)%	(14.45)%	18.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$260,817	$197,911	$74,884	$131,536	$152,242
Ratio of expenses to average net assets[e]	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[e]	0.03%	(0.28)%	(0.31)%	(0.33)%	2.51%
Portfolio turnover rate[f]	13%	19%	13%	14%	51%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES» TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Home Construction Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$15.20	$11.15	$20.20	$36.19	$49.50

Income from investment operations:
Net investment income[b]	0.09	0.08	0.19	0.37	0.26
Net realized and unrealized gain (loss)[c]	(1.69)	4.06	(8.99)	(16.06)	(13.33)

Total from investment operations	(1.60)	4.14	(8.80)	(15.69)	(13.07)

Less distributions from:
Net investment income	(0.08)	(0.09)	(0.25)	(0.20)	(0.24)
Return of capital	–	–	–	(0.10)	–

Total distributions	(0.08)	(0.09)	(0.25)	(0.30)	(0.24)

Net asset value, end of period	$13.52	$15.20	$11.15	$20.20	$36.19

Total return	(10.49)%	37.44%	(43.65)%	(43.39)%	(26.44)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$501,567	$344,340	$198,456	$418,134	$76,005
Ratio of expenses to average net assets[e]	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	0.69%	0.67%	1.44%	1.83%	0.66%
Portfolio turnover rate[f]	22%	35%	35%	34%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Insurance Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$30.51	$19.55	$44.05	$55.64	$49.55

Income from investment operations:
Net investment income[b]	0.51	0.39	0.55	0.76	0.45
Net realized and unrealized gain (loss)[c]	3.09	10.99	(24.50)	(11.71)	6.06

Total from investment operations	3.60	11.38	(23.95)	(10.95)	6.51

Less distributions from:
Net investment income	(0.57)	(0.42)	(0.55)	(0.64)	(0.42)

Total distributions	(0.57)	(0.42)	(0.55)	(0.64)	(0.42)

Net asset value, end of period	$33.54	$30.51	$19.55	$44.05	$55.64

Total return	11.98%	58.58%	(54.66)%	(19.82)%	13.20%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$85,520	$85,418	$28,350	$46,257	$27,821
Ratio of expenses to average net assets[e]	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	1.68%	1.50%	2.06%	1.54%	0.89%
Portfolio turnover rate[f]	15%	9%	25%	10%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Medical Devices Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$59.90	$39.80	$56.58	$54.42	$49.43

Income from investment operations:
Net investment income (loss)[b]	0.09	0.11	0.03	(0.04)	(0.09)
Net realized and unrealized gain (loss)[c]	8.66	20.08	(16.77)	2.20	5.08

Total from investment operations	8.75	20.19	(16.74)	2.16	4.99

Less distributions from:
Net investment income	(0.04)	(0.09)	(0.04)	–	–
Return of capital	–	–	–	–	(0.00)[d]

Total distributions	(0.04)	(0.09)	(0.04)	–	(0.00)[d]

Net asset value, end of period	$68.61	$59.90	$39.80	$56.58	$54.42

Total return	14.61%	50.74%	(29.58)%	3.97%	10.10%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$493,959	$446,255	$214,902	$291,412	$119,717
Ratio of expenses to average net assets[f]	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[f]	0.15%	0.21%	0.07%	(0.08)%	(0.18)%
Portfolio turnover rate[g]	33%	25%	26%	30%	23%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$56.64	$39.19	$75.29	$54.72	$50.80

Income from investment operations:
Net investment income[b]	0.28	0.21	0.24	0.18	0.14
Net realized and unrealized gain (loss)[c]	18.13	17.48	(36.12)	20.55	3.90

Total from investment operations	18.41	17.69	(35.88)	20.73	4.04

Less distributions from:
Net investment income	(0.29)	(0.24)	(0.22)	(0.16)	(0.12)

Total distributions	(0.29)	(0.24)	(0.22)	(0.16)	(0.12)

Net asset value, end of period	$74.76	$56.64	$39.19	$75.29	$54.72

Total return	32.61%	45.23%	(47.69)%	37.95%	7.97%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$590,617	$424,786	$335,055	$289,873	$65,661
Ratio of expenses to average net assets[e]	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	0.47%	0.43%	0.47%	0.28%	0.29%
Portfolio turnover rate[f]	21%	22%	19%	15%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Oil Equipment & Services Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$47.17	$31.08	$69.03	$51.49	$51.16

Income from investment operations:
Net investment income[b]	0.22	0.30	0.16	0.04	0.09
Net realized and unrealized gain (loss)[c]	19.89	16.10	(37.97)	17.53	0.33

Total from investment operations	20.11	16.40	(37.81)	17.57	0.42

Less distributions from:
Net investment income	(0.25)	(0.31)	(0.14)	(0.03)	(0.07)
Return of capital	–	–	–	–	(0.02)

Total distributions	(0.25)	(0.31)	(0.14)	(0.03)	(0.09)

Net asset value, end of period	$67.03	$47.17	$31.08	$69.03	$51.49

Total return	42.81%	52.92%	(54.76)%	34.13%	0.85%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$713,851	$412,740	$194,235	$314,093	$133,874
Ratio of expenses to average net assets[e]	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	0.43%	0.72%	0.37%	0.07%	0.20%
Portfolio turnover rate[f]	30%	11%	28%	21%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Pharmaceuticals Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$58.90	$41.11	$49.28	$57.56	$49.80

Income from investment operations:
Net investment income[b]	0.90	0.75	0.80	0.60	0.53
Net realized and unrealized gain (loss)[c]	13.07	17.79	(8.18)	(8.30)	7.71

Total from investment operations	13.97	18.54	(7.38)	(7.70)	8.24

Less distributions from:
Net investment income	(0.91)	(0.75)	(0.79)	(0.58)	(0.48)

Total distributions	(0.91)	(0.75)	(0.79)	(0.58)	(0.48)

Net asset value, end of period	$71.96	$58.90	$41.11	$49.28	$57.56

Total return	23.99%	45.32%	(15.13)%	(13.43)%	16.65%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$194,288	$170,802	$98,676	$71,463	$69,069
Ratio of expenses to average net assets[e]	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	1.47%	1.39%	1.76%	1.12%	1.01%
Portfolio turnover rate[f]	25%	29%	27%	21%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Regional Banks Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$26.33	$17.93	$36.36	$50.39	$49.34

Income from investment operations:
Net investment income[b]	0.30	0.30	1.05	1.55	1.43
Net realized and unrealized gain (loss)[c]	(2.01)	8.43	(18.34)	(14.32)	1.08

Total from investment operations	(1.71)	8.73	(17.29)	(12.77)	2.51

Less distributions from:
Net investment income	(0.28)	(0.33)	(1.14)	(1.26)	(1.46)

Total distributions	(0.28)	(0.33)	(1.14)	(1.26)	(1.46)

Net asset value, end of period	$24.34	$26.33	$17.93	$36.36	$50.39

Total return	(6.42)%	49.30%	(48.35)%	(25.69)%	5.11%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$144,820	$202,759	$121,024	$189,069	$27,716
Ratio of expenses to average net assets[e]	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	1.27%	1.44%	4.20%	4.00%	2.87%
Portfolio turnover rate[f]	11%	23%	19%	14%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Dow Jones U.S. Aerospace & Defense, iShares Dow Jones U.S. Broker-Dealers, iShares Dow Jones U.S. Healthcare Providers, iShares Dow Jones U.S. Home Construction, iShares Dow Jones U.S. Insurance, iShares Dow Jones U.S. Medical Devices, iShares Dow Jones U.S. Oil & Gas Exploration & Production, iShares Dow Jones U.S. Oil Equipment & Services, iShares Dow Jones U.S. Pharmaceuticals and iShares Dow Jones U.S. Regional Banks Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of April 30, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total

Dow Jones U.S. Aerospace & Defense
Common Stocks	$145,664,453	$–	$–	$145,664,453
Short-Term Investments	15,782,531	–	–	15,782,531

	$161,446,984	$–	$–	$161,446,984

Dow Jones U.S. Broker-Dealers
Common Stocks	$128,522,525	$–	$–	$128,522,525
Short-Term Investments	10,553,830	–	–	10,553,830

	$139,076,355	$–	$–	$139,076,355

Dow Jones U.S. Healthcare Providers
Common Stocks	$261,647,940	$–	$–	$261,647,940
Short-Term Investments	20,489,188	–	–	20,489,188

	$282,137,128	$–	$–	$282,137,128

Dow Jones U.S. Home Construction
Common Stocks	$500,870,288	$–	$–	$500,870,288
Short-Term Investments	35,821,598	–	–	35,821,598

	$536,691,886	$–	$–	$536,691,886

Dow Jones U.S. Insurance
Common Stocks	$85,465,420	$–	$–	$85,465,420
Short-Term Investments	1,814,888	–	–	1,814,888

	$87,280,308	$–	$–	$87,280,308

Dow Jones U.S. Medical Devices
Common Stocks	$493,247,554	$–	$–	$493,247,554
Short-Term Investments	38,006,735	–	–	38,006,735

	$531,254,289	$–	$–	$531,254,289

Dow Jones U.S. Oil & Gas Exploration & Production
Common Stocks	$590,149,130	$–	$9,767	$590,158,897
Short-Term Investments	28,401,143	–	–	28,401,143

	$618,550,273	$–	$9,767	$618,560,040

Dow Jones U.S. Oil Equipment & Services
Common Stocks	$713,617,980	$–	$–	$713,617,980
Short-Term Investments	58,583,627	–	–	58,583,627

	$772,201,607	$–	$–	$772,201,607

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total
Dow Jones U.S. Pharmaceuticals
Common Stocks	$194,116,633	$–	$–	$194,116,633
Short-Term Investments	13,029,612	–	–	13,029,612

	$207,146,245	$–	$–	$207,146,245

Dow Jones U.S. Regional Banks
Common Stocks	$144,563,774	$–	$–	$144,563,774
Short-Term Investments	1,447,752	–	–	1,447,752

	$146,011,526	$–	$–	$146,011,526

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, generally are declared and paid quarterly by each of the Funds. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2011, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Dow Jones U.S. Aerospace & Defense	$61,951	$(11,903,925)	$(34,956,184)	$(46,798,158)
Dow Jones U.S. Broker-Dealers	–	(19,045,294)	(62,656,491)	(81,701,785)
Dow Jones U.S. Healthcare Providers	–	8,137,107	(9,350,689)	(1,213,582)
Dow Jones U.S. Home Construction	158,189	(28,980,209)	(185,536,398)	(214,358,418)
Dow Jones U.S. Insurance	–	1,310,512	(16,846,237)	(15,535,725)
Dow Jones U.S. Medical Devices	411,783	29,894,995	(36,484,366)	(6,177,588)
Dow Jones U.S. Oil & Gas Exploration & Production	–	27,597,621	(19,224,817)	8,372,804
Dow Jones U.S. Oil Equipment & Services	–	141,879,024	(84,693,832)	57,185,192
Dow Jones U.S. Pharmaceuticals	149,362	21,656,730	(3,188,885)	18,617,207
Dow Jones U.S. Regional Banks	304,493	(35,918,470)	(38,581,744)	(74,195,721)

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the years ended April 30, 2011 and April 30, 2010, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2011.

From November 1, 2010 to April 30, 2011, the Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2012, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Aerospace & Defense	$5,158,640
Dow Jones U.S. Broker-Dealers	3,507,630
Dow Jones U.S. Healthcare Providers	428,263
Dow Jones U.S. Home Construction	1,801,580
Dow Jones U.S. Insurance	79,785

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Medical Devices	$3,269,056
Dow Jones U.S. Oil & Gas Exploration & Production	94,690
Dow Jones U.S. Oil Equipment & Services	335,438
Dow Jones U.S. Pharmaceuticals	1,909,223
Dow Jones U.S. Regional Banks	3,940,700

The Funds had tax basis net capital loss carryforwards as of April 30, 2011, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S. Aerospace & Defense	$218,173	$257,417	$9,600,011	$18,274,518	$1,447,425	$29,797,544
Dow Jones U.S. Broker-Dealers	203,587	7,089,008	31,804,022	17,785,438	2,266,806	59,148,861
Dow Jones U.S. Healthcare Providers	–	752,715	1,512,696	6,657,015	–	8,922,426
Dow Jones U.S. Home Construction	–	4,410,404	24,583,851	146,896,099	7,844,464	183,734,818
Dow Jones U.S. Insurance	83,550	25,936	11,890,168	2,305,872	2,460,926	16,766,452
Dow Jones U.S. Medical Devices	42,150	610,958	6,007,659	19,646,702	6,907,841	33,215,310
Dow Jones U.S. Oil & Gas Exploration & Production	115,443	413,565	1,593,277	9,040,459	7,967,383	19,130,127
Dow Jones U.S. Oil Equipment & Services	64,599	715,492	2,017,307	57,694,132	23,866,864	84,358,394
Dow Jones U.S. Pharmaceuticals	–	702,196	89,576	487,890	–	1,279,662
Dow Jones U.S. Regional Banks	47,538	94,893	14,260,731	19,012,829	1,225,053	34,641,044

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after April 30, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund reclassifies, at the end of its tax year, certain amounts between paid-in capital, accumulated net realized gain (loss) on investments, and accumulated net investment income (loss) as a result of permanent book and tax differences primarily attributed to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

As of April 30, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S. Aerospace & Defense	$173,350,909	$9,183,993	$(21,087,918)	$(11,903,925)
Dow Jones U.S. Broker-Dealers	158,121,649	2,542,343	(21,587,637)	(19,045,294)
Dow Jones U.S. Healthcare Providers	274,000,021	15,476,752	(7,339,645)	8,137,107
Dow Jones U.S. Home Construction	565,672,095	19,551,732	(48,531,941)	(28,980,209)
Dow Jones U.S. Insurance	85,969,796	5,327,356	(4,016,844)	1,310,512
Dow Jones U.S. Medical Devices	501,359,294	53,110,575	(23,215,580)	29,894,995
Dow Jones U.S. Oil & Gas Exploration & Production	590,962,419	39,276,484	(11,678,863)	27,597,621
Dow Jones U.S. Oil Equipment & Services	630,322,583	165,477,060	(23,598,036)	141,879,024
Dow Jones U.S. Pharmaceuticals	185,489,515	29,178,631	(7,521,901)	21,656,730
Dow Jones U.S. Regional Banks	181,929,996	1,397,591	(37,316,061)	(35,918,470)

Management has reviewed the tax positions as of April 30, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Funds and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

received for the loan of securities and any fees paid by borrowers. For the year ended April 30, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Aerospace & Defense	$3,736
Dow Jones U.S. Broker-Dealers	2,676
Dow Jones U.S. Healthcare Providers	11,897
Dow Jones U.S. Home Construction	12,475
Dow Jones U.S. Insurance	865

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Medical Devices	$11,778
Dow Jones U.S. Oil & Gas Exploration & Production	54,196
Dow Jones U.S. Oil Equipment & Services	26,362
Dow Jones U.S. Pharmaceuticals	14,346
Dow Jones U.S. Regional Banks	14,200

Cross trades for the year ended April 30, 2011, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in Interest from affiliated issuers in the Statements of Operations.

As of April 30, 2011, The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays PLC (“Barclays”) were the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)

Dow Jones U.S. Home Construction
Cavco Industries Inc.	164,453	519,295	(340,270)	343,478	$15,964,857	$–	$510,824
M/I Homes Inc.	447,896	1,511,917	(981,017)	978,796	13,008,199	–	(551,663)
Skyline Corp.	237,896	816,243	(524,512)	529,627	10,385,986	255,794	(1,491,823)

					$39,359,042	$255,794	$(1,532,662)

Dow Jones U.S. Regional Banks
PNC Financial Services Group Inc. (The)	357,111	79,746	(159,220)	277,637	$17,307,891	$184,001	$30,427

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2011 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Aerospace & Defense	$17,960,309	$18,141,615
Dow Jones U.S. Broker-Dealers	36,296,428	35,856,543
Dow Jones U.S. Healthcare Providers	22,929,635	20,239,445
Dow Jones U.S. Home Construction	81,889,090	82,047,247
Dow Jones U.S. Insurance	12,363,349	12,384,355
Dow Jones U.S. Medical Devices	128,525,863	127,872,343
Dow Jones U.S. Oil & Gas Exploration & Production	86,129,798	86,377,952
Dow Jones U.S. Oil Equipment & Services	137,694,783	137,632,451
Dow Jones U.S. Pharmaceuticals	39,390,194	39,252,991
Dow Jones U.S. Regional Banks	16,734,476	16,701,419

In-kind transactions (see Note 4) for the year ended April 30, 2011 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Aerospace & Defense	$427,491,892	$523,383,614
Dow Jones U.S. Broker-Dealers	215,980,934	191,897,252
Dow Jones U.S. Healthcare Providers	234,109,064	206,818,509
Dow Jones U.S. Home Construction	581,374,184	411,413,088
Dow Jones U.S. Insurance	31,466,609	38,912,344
Dow Jones U.S. Medical Devices	288,567,477	279,670,341
Dow Jones U.S. Oil & Gas Exploration & Production	744,364,622	696,138,979
Dow Jones U.S. Oil Equipment & Services	327,630,281	193,171,382
Dow Jones U.S. Pharmaceuticals	66,349,268	74,413,740
Dow Jones U.S. Regional Banks	33,865,001	70,111,725

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Funds’ administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of April 30, 2011, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of April 30, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund and iShares Dow Jones U.S. Regional Banks Index Fund (the “Funds”), at April 30, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2011 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Aerospace & Defense	100.00%

Dow Jones U.S. Broker-Dealers	100.00

Dow Jones U.S. Healthcare Providers	100.00

Dow Jones U.S. Home Construction	100.00

Dow Jones U.S. Insurance	100.00

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Medical Devices	100.00%

Dow Jones U.S. Oil & Gas Exploration & Production	100.00

Dow Jones U.S. Oil Equipment & Services	100.00

Dow Jones U.S. Pharmaceuticals	100.00

Dow Jones U.S. Regional Banks	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2011:

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Aerospace & Defense	$1,683,637

Dow Jones U.S. Broker-Dealers	1,595,757

Dow Jones U.S. Healthcare Providers	215,276

Dow Jones U.S. Home Construction	2,492,815

Dow Jones U.S. Insurance	1,512,619

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Medical Devices	$252,388

Dow Jones U.S. Oil & Gas Exploration & Production	2,040,294

Dow Jones U.S. Oil Equipment & Services	2,119,096

Dow Jones U.S. Pharmaceuticals	2,267,224

Dow Jones U.S. Regional Banks	1,737,268

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Aerospace & Defense Index Fund

Period Covered: July 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	0.25%
Greater than 0.5% and Less than 1.0%	10	0.84
Between 0.5% and –0.5%	1,168	97.75
Less than –0.5% and Greater than –1.0%	4	0.33
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	2	0.17
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0%	5	0.42

	1,195	100.00%

SUPPLEMENTAL INFORMATION	89

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Broker-Dealers Index Fund

Period Covered: July 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.17%
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	4	0.33
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	21	1.76
Between 0.5% and –0.5%	1,145	95.83
Less than –0.5% and Greater than –1.0%	8	0.67
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	9	0.76

	1,195	100.00%

iShares Dow Jones U.S. Healthcare Providers Index Fund

Period Covered: July 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	4	0.33%
Greater than 1.5% and Less than 2.0%	3	0.25
Greater than 1.0% and Less than 1.5%	5	0.42
Greater than 0.5% and Less than 1.0%	5	0.42
Between 0.5% and –0.5%	1,171	97.99
Less than –0.5% and Greater than –1.0%	5	0.42
Less than –1.0% and Greater than –1.5%	2	0.17

	1,195	100.00%

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Home Construction Index Fund

Period Covered: July 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	11	0.92%
Greater than 1.5% and Less than 2.0%	2	0.17
Greater than 1.0% and Less than 1.5%	13	1.09
Greater than 0.5% and Less than 1.0%	15	1.26
Between 0.5% and –0.5%	1,122	93.89
Less than –0.5% and Greater than –1.0%	23	1.92
Less than –1.0% and Greater than –1.5%	2	0.17
Less than –1.5% and Greater than –2.0%	3	0.25
Less than –2.0%	4	0.33

	1,195	100.00%

iShares Dow Jones U.S. Insurance Index Fund

Period Covered: July 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	3	0.25%
Greater than 2.5% and Less than 3.0%	2	0.17
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	3	0.25
Greater than 1.0% and Less than 1.5%	6	0.50
Greater than 0.5% and Less than 1.0%	15	1.26
Between 0.5% and –0.5%	1,152	96.41
Less than –0.5% and Greater than –1.0%	6	0.50
Less than –1.0% and Greater than –1.5%	3	0.25
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	3	0.25

	1,195	100.00%

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Medical Devices Index Fund

Period Covered: July 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.08%
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.17
Greater than 0.5% and Less than 1.0%	7	0.59
Between 0.5% and –0.5%	1,176	98.43
Less than –0.5% and Greater than –1.0%	3	0.25
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08

	1,195	100.00%

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

Period Covered: July 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.17%
Greater than 1.5% and Less than 2.0%	2	0.17
Greater than 1.0% and Less than 1.5%	6	0.50
Greater than 0.5% and Less than 1.0%	4	0.33
Between 0.5% and –0.5%	1,169	97.82
Less than –0.5% and Greater than –1.0%	7	0.59
Less than –1.0% and Greater than –1.5%	2	0.17
Less than –1.5%	3	0.25

	1,195	100.00%

92	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

Period Covered: July 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	2	0.17
Greater than 1.0% and Less than 1.5%	2	0.17
Greater than 0.5% and Less than 1.0%	19	1.59
Between 0.5% and –0.5%	1,160	97.08
Less than –0.5% and Greater than –1.0%	8	0.67
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08

	1,195	100.00%

iShares Dow Jones U.S. Pharmaceuticals Index Fund

Period Covered: July 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	5	0.42%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	3	0.25
Greater than 1.0% and Less than 1.5%	3	0.25
Greater than 0.5% and Less than 1.0%	11	0.92
Between 0.5% and –0.5%	1,160	97.08
Less than –0.5% and Greater than –1.0%	8	0.67
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	2	0.17
Less than –2.0%	1	0.08

	1,195	100.00%

SUPPLEMENTAL INFORMATION	93

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Regional Banks Index Fund

Period Covered: July 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	8	0.67%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	2	0.17
Greater than 1.5% and Less than 2.0%	4	0.33
Greater than 1.0% and Less than 1.5%	3	0.25
Greater than 0.5% and Less than 1.0%	10	0.84
Between 0.5% and –0.5%	1,155	96.67
Less than –0.5% and Greater than –1.0%	5	0.42
Less than –1.0% and Greater than –1.5%	2	0.17
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5%	1	0.08

	1,195	100.00%

94	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 220 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	95

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

96	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued))

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (46)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	97

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years

Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

98	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by Dow Jones Trademark Holdings, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-43-0411

April 30, 2011

2011 Annual Report

iShares Trust

iShares Dow Jones International Select Dividend Index Fund  |  IDV  |  NYSE Arca

iShares Dow Jones Select Dividend Index Fund  |  DVY  |  NYSE Arca

iShares High Dividend Equity Fund  |  HDV  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
26.64%	28.47%	27.01%	(1.51)%	(1.37)%	(1.34)%	(5.77)%	(5.22)%	(5.11)%

Total returns for the period since inception are calculated from the inception date of the Fund (6/11/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/15/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Sector*	Percentage of Net Assets
Financial	21.81%

Utilities	17.05

Energy	14.26

Communications	13.96

Consumer Non-Cyclical	9.95

Industrial	8.44

Consumer Cyclical	6.29

Basic Materials	3.00

Technology	2.96

Diversified	1.69

Short-Term and Other Net Assets	0.59

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Eni SpA (Italy)	5.32%

Commonwealth Bank of Australia (Australia)	4.28

Royal Dutch Shell PLC Class A (United Kingdom)	3.54

British American Tobacco PLC (United Kingdom)	3.43

Provident Financial PLC (United Kingdom)	2.47

Scottish & Southern Energy PLC (United Kingdom)	2.46

National Australia Bank Ltd. (Australia)	2.40

Neopost SA (France)	2.23

Westpac Banking Corp. (Australia)	2.17

Hennes & Mauritz AB Class B (Sweden)	1.83

TOTAL	30.13%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares Dow Jones International Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones EPAC Select Dividend IndexSM (the “Index”). The Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (“REITs”)) in the Dow Jones Developed Markets ex-U.S. Index, which measures the performance of stocks that trade in developed markets, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 26.64%, while the total return for the Index was 27.01%.

International equity markets posted strong gains for the reporting period, with much of the advance occurring during the last six months. Stocks began the reporting period on a down note, declining sharply in the first two months as signs of slowing economic growth cast doubts on the sustainability of the global recovery that started in mid-2009. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity. The uncertain economic environment kept international equity markets volatile through the summer of 2010. However, international stock markets rebounded over the last six months as improving economic data restored investor confidence that the economic recovery was back on track. The rally in global equity markets persisted through the end of the reporting period despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan.

Another key factor behind the strong performance of international stocks was a decline in the U.S. dollar, which boosted international equity returns for U.S. investors. The dollar depreciated by more than 10% versus the euro and 14% against the Japanese yen for the reporting period. In addition, the U.S. dollar fell by 15% against the Australian dollar and 8% versus the British pound; Australia and the U.K. represented the largest country weightings in the Index as of April 30, 2011.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

European stocks, which comprised nearly 60% of the Index as of the end of the reporting period, posted the best results on a regional basis. Although Europe was hit hardest by the sovereign debt crisis – which resulted in bailouts of Greece, Ireland, and Portugal – European economies held up better and recovered more quickly than other regions. To head off potential inflationary pressures, the European Central Bank raised short-term interest rates for the first time in nearly four years in early April. The best-performing European equity markets during the reporting period included Germany and the Scandinavian countries, while Greece and Ireland lagged.

The Asia/Pacific region, which comprised about one-third of the Index, also generated strong returns. Australia and New Zealand benefited from robust demand for commodities, while proximity to China’s strong economy provided a lift to Hong Kong’s stock market. The lone exception was the Japanese stock market, which posted a small gain for the reporting period. Japan’s market was weighed down by a stagnant economy and the natural disaster that struck in March.

As represented by the Index, international dividend-paying stocks outperformed the broad international equity indexes for the reporting period. As interest rates remained near historically low levels, stocks with high dividend yields continued to attract strong demand. In addition, healthy dividend payouts are typically a sign of financial strength and cash flow generation, and stocks with these characteristics were also in heavy demand.

From a sector perspective, financials and utilities (two of the largest sector weightings in the Index as of April 30, 2011) were among the weaker-performing sectors in the global equity markets, but energy stocks (about 18% of the Index as of the end of the reporting period) produced the best returns of any sector.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.25%	17.33%	17.71%	0.38%	0.39%	1.18%	4.57%	4.57%	5.29%

Cumulative Total Returns

Year Ended 4/30/11			Five Years Ended 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.25%	17.33%	17.71%	1.91%	1.98%	6.04%	39.73%	39.76%	47.12%

Total returns for the period since inception are calculated from the inception date of the Fund (11/3/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/7/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Sector*	Percentage of Net Assets
Utilities	31.95%

Consumer Non-Cyclical	21.73

Industrial	13.51

Financial	10.41

Consumer Cyclical	8.01

Basic Materials	5.88

Energy	3.88

Communications	3.52

Technology	0.98

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Lorillard Inc.	3.76%

Chevron Corp.	2.31

Entergy Corp.	2.10

VF Corp.	1.88

Integrys Energy Group Inc.	1.86

Kimberly-Clark Corp.	1.78

CenturyLink Inc.	1.70

PPG Industries Inc.	1.65

Eaton Corp.	1.58

ONEOK Inc.	1.57

TOTAL	20.19%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares Dow Jones Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Dividend IndexSM (the “Index”). The Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (“REITs”)) in the Dow Jones U.S. Index, a broad-based index representative of the total market for U.S. equity securities. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 17.25%, while the total return for the Index was 17.71%.

The U.S. equity market posted double-digit gains for the reporting period, with much of the advance occurring during the last six months. Stocks began the reporting period on a down note, declining sharply in the first two months as signs of slowing economic growth cast doubts on the sustainability of the recovery that started in mid-2009. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity.

The stock market remained volatile through the summer of 2010 as uncertain investors fretted about the possibility of a “double-dip” recession (a return to recession after a brief recovery). By the fall, however, investor sentiment shifted back toward optimism. The Federal Reserve implemented additional quantitative easing measures to stimulate economic growth, and Congress extended several tax breaks that were scheduled to expire at the end of 2010. In addition, improving economic data restored investor confidence that the economic recovery had regained its footing, further easing fears of a “double dip” recession. In particular, employment data showed seven consecutive months of positive job growth, bringing the unemployment rate down to 9% at the end of the reporting period (after peaking at 10.1% in late 2009). Another factor contributing to the positive market tone was corporate earnings, which continued to exceed expectations.

As a result, stocks began a steady advance in September 2010 that lasted through the end of the reporting period. The rally persisted despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan. For the reporting period, the broad U.S. equity indexes gained more than 18%, led by small- and mid-cap stocks.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

As represented by the Index, dividend-paying stocks posted solid returns for the reporting period but modestly lagged the broad market indexes. As interest rates remained near historically low levels, stocks with high dividend yields continued to attract strong demand. In addition, healthy dividend payouts are typically a sign of financial strength and cash flow generation, and stocks with these characteristics were also in heavy demand.

However, sector weightings played a role in the slightly underperforming results for dividend-paying stocks relative to broad market indexes. Utilities stocks comprised approximately 30% of the Index on average during the reporting period, and the utilities sector underperformed as investors flocked to more economically sensitive sectors of the market. In addition, the financials sector, which made up about 12% of the Index on average during the reporting period, was the only sector in the Index to decline overall. The energy sector – the top-performing sector, gaining more than 40% for the reporting period – comprised just 3% of the Index.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® HIGH DIVIDEND EQUITY FUND

Performance as of April 30, 2011

Cumulative Total Returns

Inception to 4/30/11

NAV	MARKET	INDEX
5.03%	5.03%	5.10%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 3/29/11.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/31/11), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

As of the fiscal year ended 4/30/11, the Fund did not have six months of performance and therefore the line graph is not presented.

PORTFOLIO ALLOCATION As of 4/30/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	47.45%

Communications	16.80

Utilities	12.47

Energy	11.10

Technology	5.69

Industrial	2.67

Financial	2.62

Basic Materials	0.59

Consumer Cyclical	0.30

Short-Term and Other Net Assets	0.31

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
AT&T Inc.	10.18%

Pfizer Inc.	6.72

Johnson & Johnson	6.35

Chevron Corp.	6.25

Verizon Communications Inc.	5.64

Procter & Gamble Co. (The)	5.64

Merck & Co. Inc.	4.87

Philip Morris International Inc.	4.81

Intel Corp.	4.64

ConocoPhillips	4.04

TOTAL	59.14%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares High Dividend Equity Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Index measures the performance of a selected group of U.S. equity securities issued by companies that have provided relatively high dividend yields on a consistent basis. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from March 29, 2011 (inception date of the Fund) through April 30, 2011 (“the reporting period”), the total return for the Fund was 5.03%, while the total return for the Index was 5.10%.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® HIGH DIVIDEND EQUITY FUND

The U.S. equity market advanced for the reporting period, extending a rally that began in the fall of 2010. Stocks gained ground as investors remained confident that a sustainable economic recovery was underway, though economic data in April was less robust than expected. Stocks also rebounded after faltering in early March in the wake of an earthquake and tsunami in Japan. For the reporting period, the broad equity indexes returned approximately 4%. Small- and mid-cap stocks generated even better returns, while growth stocks outperformed value shares across all market capitalizations. From a sector perspective, the more defensive sectors of the market – including health care, consumer staples, and utilities – produced the best results as softer economic data helped lift less economically sensitive stocks. Energy and financials stocks lagged for the reporting period.

As represented by the Index, dividend-paying stocks posted solid returns for the reporting period and outpaced the broad market indexes. As interest rates remained near historically low levels, stocks with high dividend yields continued to attract strong demand. In addition, healthy dividend payouts are typically a sign of financial strength and cash flow generation, and stocks with these characteristics were also in heavy demand. Sector weightings also contributed favorably to Index performance. The three largest sector weightings in the Index were consumer staples, health care, and utilities (which together comprised more than half of the Index), and these sectors were the best performers in the broad equity market for the reporting period.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 to April 30, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Fund	Beginning Account Value (11/1/10)[a]	Ending Account Value (4/30/11)	Annualized Expense Ratio	Expenses Paid During Period[b] (11/1/10 to 4/30/11)
Dow Jones International Select Dividend Index
Actual	$1,000.00	$1,168.40	0.50%	$2.69
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.50	2.51
Dow Jones Select Dividend Index
Actual	1,000.00	1,136.30	0.40	2.12
Hypothetical (5% return before expenses)	1,000.00	1,022.80	0.40	2.01
High Dividend Equity
Actual	1,000.00	1,050.30	0.40	0.36
Hypothetical (5% return before expenses)	1,000.00	1,022.80	0.40	2.01

[a]	The beginning of the period is March 29, 2011 (commencement of operations) for the iShares High Dividend Equity Fund.
[b]

The actual expenses for the Funds are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days for the iShares Dow Jones International Select Dividend and iShares Dow Jones Select Dividend Index Funds and 32 days for the iShares High Dividend Equity Fund) and divided by the number of days in the year (365 days). Hypothetical expenses for all the Funds, which are based on a hypothetical half year, are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	13

Schedule of Investments

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.41%

AUSTRALIA – 21.38%
Amcor Ltd.	315,192	$2,414,514
APA Group	453,192	2,107,791
Australia and New Zealand Banking Group Ltd.	348,864	9,250,517
Billabong International Ltd.	277,380	2,048,969
Bradken Ltd.	236,256	2,058,033
Commonwealth Bank of Australia	380,880	22,387,199
David Jones Ltd.	440,496	2,246,386
MAp Group	272,136	878,546
Metcash Ltd.	498,732	2,215,898
National Australia Bank Ltd.	423,660	12,555,169
Orica Ltd.	266,616	7,755,283
SP AusNet	523,296	501,086
Stockland Corp. Ltd.	417,036	1,725,130
Suncorp Group Ltd.	301,668	2,746,686
Tatts Group Ltd.	698,280	1,772,858
Telstra Corp. Ltd.	674,820	2,149,005
UGL Ltd.	301,116	4,969,259
Wesfarmers Ltd.	250,884	9,142,683
Westfield Group	475,548	4,694,154
Westpac Banking Corp.	418,140	11,366,578
White Energy Co. Ltd.[a]	950	2,797
White Energy Co. Ltd. (2011 Performance Contingent)[a,b]	5,361	1
WorleyParsons Ltd.	209,484	6,957,705

		111,946,247

AUSTRIA – 3.45%
Oesterreichische Post AG	213,072	7,725,818
OMV AG	155,112	7,085,524
Telekom Austria AG	210,588	3,261,753

		18,073,095

BELGIUM – 2.16%
Belgacom SA	48,214	1,899,487
Colruyt SA	162,564	9,397,579

		11,297,066

CANADA – 4.65%
Bank of Montreal	87,181	5,709,467
Crescent Point Energy Corp.	131,376	5,948,161
Emera Inc.	80,316	2,666,337

Security	Shares	Value
Manitoba Telecom Services Inc.	111,504	$3,543,074
Russel Metals Inc.	91,356	2,503,300
TELUS Corp.	75,510	3,967,886

		24,338,225

FINLAND – 0.48%
Konecranes OYJ	52,440	2,526,166

		2,526,166

FRANCE – 6.53%
Credit Agricole SA	125,028	2,084,925
France Telecom SA	204,516	4,804,656
GDF Suez	129,720	5,316,504
Neopost SA	122,268	11,685,584
Veolia Environnement	135,792	4,543,954
Vivendi SA	182,988	5,751,326

		34,186,949

GERMANY – 3.82%
BASF SE	52,716	5,427,737
Deutsche Telekom AG Registered	137,724	2,291,531
RWE AG	129,168	8,442,422
Wincor Nixdorf AG	46,092	3,815,722

		19,977,412

GREECE – 0.71%
Hellenic Petroleum SA	39,750	424,606
Hellenic Telecommunications Organization SA SP ADR	256,631	1,496,159
Motor Oil (Hellas) Corinth Refineries SA	5,959	79,125
OPAP SA	80,810	1,710,827

		3,710,717

HONG KONG – 4.50%
Bosideng International Holdings Ltd.	1,104,000	349,637
CLP Holdings Ltd.	414,000	3,405,762
Esprit Holdings Ltd.	469,212	1,951,124
Hongkong Electric Holdings Ltd.	552,000	3,862,351
Soho China Ltd.	966,000	834,474
Television Broadcasts Ltd.	552,000	3,233,431
VTech Holdings Ltd.	745,200	8,490,422
Yue Yuen Industrial (Holdings) Ltd.	414,000	1,431,060

		23,558,261

ITALY – 10.15%
A2A SpA	1,218,540	2,203,740
Enel SpA	1,049,904	7,498,469

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

April 30, 2011

Security	Shares	Value
Eni SpA	1,040,796	$27,871,461
Parmalat SpA	1,091,580	4,139,361
Snam Rete Gas SpA	997,740	6,217,039
Telecom Italia SpA	548,688	827,872
Terna SpA	875,472	4,390,115

		53,148,057

JAPAN – 1.37%
Eisai Co. Ltd.	82,800	3,000,148
Ono Pharmaceutical Co. Ltd.	82,800	4,199,186

		7,199,334

NETHERLANDS – 0.99%
Koninklijke KPN NV	327,336	5,203,587

		5,203,587

NEW ZEALAND – 2.53%
Fletcher Building Ltd.	1,169,964	8,681,676
Telecom Corp. of New Zealand Ltd.	2,586,396	4,542,237

		13,223,913

NORWAY – 2.41%
Fred Olsen Energy ASA	132,204	6,106,712
Seadrill Ltd.	183,540	6,512,647

		12,619,359

PORTUGAL – 2.67%
BRISA – Auto-estradas de Portugal SA	1,064,808	7,135,728
Energias de Portugal SA	1,675,872	6,862,255

		13,997,983

SINGAPORE – 3.01%
Keppel Corp. Ltd.	910,800	8,867,679
SembCorp Industries Ltd.	828,000	3,658,171
StarHub Ltd.	1,380,000	3,240,417

		15,766,267

SPAIN – 4.86%
Endesa SA	237,360	8,287,788
Gas Natural SDG SA	298,632	6,149,541
Mapfre SA	606,648	2,538,066
Telefonica SA	313,812	8,450,124

		25,425,519

SWEDEN – 2.33%
Hennes & Mauritz AB Class B	271,032	9,600,380
Peab AB	189,336	1,754,391
TeliaSonera AB	100,950	826,372

		12,181,143

Security	Shares	Value
SWITZERLAND – 1.58%
Swisscom AG Registered	8,789	$4,016,759
Zurich Financial Services AG Registered	15,197	4,252,255

		8,269,014

UNITED KINGDOM – 19.83%
Aviva PLC	604,440	4,504,532
British American Tobacco PLC	412,620	17,969,684
Cable & Wireless Communications PLC	633,696	490,436
Catlin Group Ltd.	729,744	4,813,936
Close Brothers Group PLC	481,344	6,507,166
Dairy Crest Group PLC	455,124	3,051,681
FirstGroup PLC	469,476	2,542,605
Hays PLC	494,040	978,129
Home Retail Group PLC	727,536	2,668,474
HSBC Holdings PLC	304,980	3,333,965
National Grid PLC	590,916	6,051,700
Provident Financial PLC	769,488	12,937,360
Royal Dutch Shell PLC Class A	478,308	18,506,834
RSA Insurance Group PLC	843,180	1,935,183
Scottish & Southern Energy PLC	568,560	12,878,324
United Business Media Ltd.	343,620	3,461,774
Vodafone Group PLC	404,616	1,158,093

		103,789,876

TOTAL COMMON STOCKS
(Cost: $454,051,505)		520,438,190

SHORT-TERM INVESTMENTS – 0.02%

MONEY MARKET FUNDS – 0.02%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	102,074	102,074

		102,074

TOTAL SHORT-TERM INVESTMENTS
(Cost: $102,074)		102,074

TOTAL INVESTMENTS IN SECURITIES – 99.43%
(Cost: $454,153,579)		520,540,264

Other Assets, Less Liabilities – 0.57%		2,966,114

NET ASSETS – 100.00%		$523,506,378

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

April 30, 2011

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.87%

AEROSPACE & DEFENSE – 2.32%
General Dynamics Corp.	958,467	$69,795,567
Northrop Grumman Corp.	1,161,604	73,889,630

		143,685,197

AGRICULTURE – 6.15%
Altria Group Inc.	2,429,451	65,206,465
Lorillard Inc.	2,191,122	233,354,493
Universal Corp.[a]	1,909,945	82,853,414

		381,414,372

APPAREL – 1.88%
VF Corp.	1,157,202	116,368,233

		116,368,233

BANKS – 4.57%
BancorpSouth Inc.	2,346,178	31,790,712
Bank of Hawaii Corp.	1,521,731	74,245,255
BB&T Corp.	869,381	23,403,736
F.N.B. Corp.	1,966,788	21,536,329
FirstMerit Corp.	1,333,523	23,296,647
Trustmark Corp.	1,503,836	34,949,149
United Bankshares Inc.	1,710,026	44,734,280
Valley National Bancorp	2,065,695	29,580,752

		283,536,860

BEVERAGES – 1.16%
Coca-Cola Co. (The)	1,066,993	71,979,348

		71,979,348

BUILDING MATERIALS – 0.19%
Masco Corp.	888,407	11,922,422

		11,922,422

CHEMICALS – 5.05%
Eastman Chemical Co.	849,693	91,129,574
International Flavors & Fragrances Inc.	770,189	48,922,405
PPG Industries Inc.	1,080,167	102,259,410
RPM International Inc.	1,602,977	37,669,960
Sensient Technologies Corp.	884,490	33,513,326

		313,494,675

COMMERCIAL SERVICES – 1.49%
Deluxe Corp.	1,777,861	48,144,476
R.R. Donnelley & Sons Co.	2,342,331	44,176,363

		92,320,839

Security	Shares	Value
COSMETICS & PERSONAL CARE – 0.56%
Avon Products Inc.	1,181,046	$34,699,131

		34,699,131

DISTRIBUTION & WHOLESALE – 2.60%
Genuine Parts Co.	1,279,409	68,704,263
Watsco Inc.	1,309,897	92,858,599

		161,562,862

ELECTRIC – 26.68%
Alliant Energy Corp.	1,706,003	67,455,359
American Electric Power Co. Inc.	2,044,597	74,586,899
Black Hills Corp.	1,842,914	64,041,261
CenterPoint Energy Inc.	1,945,115	36,179,139
Cleco Corp.	1,300,830	45,659,133
Dominion Resources Inc.	1,721,918	79,931,434
DPL Inc.[b]	1,867,873	56,577,873
DTE Energy Co.	1,927,727	97,408,045
Edison International	1,309,186	51,411,734
Entergy Corp.	1,868,913	130,300,614
Exelon Corp.	2,083,727	87,829,093
FirstEnergy Corp.	2,428,853	97,056,966
Integrys Energy Group Inc.	2,202,871	115,342,326
NextEra Energy Inc.	1,538,888	87,054,894
Northeast Utilities	1,280,621	45,590,108
OGE Energy Corp.	1,268,678	67,455,609
PG&E Corp.	1,527,140	70,370,611
Pinnacle West Capital Corp.	2,036,938	88,382,740
PPL Corp.	2,184,941	59,932,932
Public Service Enterprise Group Inc.	1,720,817	55,358,683
SCANA Corp.	1,858,531	77,166,207
TECO Energy Inc.	1,892,400	36,466,548
UniSource Energy Corp.	1,696,988	63,009,164

		1,654,567,372

ELECTRICAL COMPONENTS & EQUIPMENT – 1.99%
Emerson Electric Co.	955,508	58,056,666
Hubbell Inc. Class B	937,176	65,592,948

		123,649,614

ELECTRONICS – 1.08%
Garmin Ltd.[b]	1,965,142	67,266,811

		67,266,811

ENVIRONMENTAL CONTROL – 1.43%
Republic Services Inc.	1,061,858	33,575,950

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2011

Security	Shares	Value
Waste Management Inc.	1,400,884	$55,278,883

		88,854,833

FOOD – 3.75%
General Mills Inc.	1,234,623	47,631,755
H.J. Heinz Co.	1,432,670	73,395,684
Kraft Foods Inc. Class A	1,466,624	49,249,234
Sara Lee Corp.	1,141,029	21,907,757
Sysco Corp.	1,393,117	40,275,013

		232,459,443

FOREST PRODUCTS & PAPER – 0.83%
MeadWestvaco Corp.	1,522,333	51,287,399

		51,287,399

GAS – 5.27%
AGL Resources Inc.	1,934,379	80,296,072
New Jersey Resources Corp.	1,330,687	58,257,477
Nicor Inc.	1,469,420	81,449,951
NiSource Inc.	2,115,727	41,150,890
Sempra Energy	1,194,244	65,802,844

		326,957,234

HOUSEHOLD PRODUCTS & WARES – 4.88%
Avery Dennison Corp.	765,483	31,951,260
Clorox Co. (The)	1,387,915	96,682,159
Kimberly-Clark Corp.	1,674,103	110,591,244
Tupperware Brands Corp.	995,644	63,392,654

		302,617,317

INSURANCE – 3.79%
Allstate Corp. (The)	1,029,674	34,844,168
Arthur J. Gallagher & Co.	1,724,618	51,359,124
Cincinnati Financial Corp.	2,002,686	63,445,092
Mercury General Corp.	2,145,755	85,272,304

		234,920,688

MACHINERY – 1.77%
Briggs & Stratton Corp.	886,491	20,912,323
Caterpillar Inc.	771,425	89,030,159

		109,942,482

MANUFACTURING – 3.67%
Eaton Corp.	1,835,238	98,240,290
General Electric Co.	1,100,682	22,508,947
Honeywell International Inc.	926,637	56,737,984
Leggett & Platt Inc.	1,918,442	50,435,840

		227,923,061

Security	Shares	Value
MEDIA – 0.67%
McGraw-Hill Companies Inc. (The)	1,024,792	$41,473,332

		41,473,332

METAL FABRICATE & HARDWARE – 0.30%
Commercial Metals Co.	1,115,926	18,702,920

		18,702,920

OFFICE & BUSINESS EQUIPMENT – 0.98%
Pitney Bowes Inc.	2,474,429	60,771,976

		60,771,976

OIL & GAS – 2.31%
Chevron Corp.	1,306,342	142,966,068

		142,966,068

PACKAGING & CONTAINERS – 0.74%
Sonoco Products Co.	1,332,535	46,052,410

		46,052,410

PHARMACEUTICALS – 3.75%
Bristol-Myers Squibb Co.	1,942,366	54,580,484
Eli Lilly and Co.	2,221,921	82,233,296
Merck & Co. Inc.	1,675,226	60,224,375
Pfizer Inc.	1,689,530	35,412,549

		232,450,704

PIPELINES – 1.57%
ONEOK Inc.	1,392,804	97,412,712

		97,412,712

RETAIL – 2.98%
Darden Restaurants Inc.	1,013,817	47,618,984
Home Depot Inc. (The)	1,082,177	40,192,054
McDonald’s Corp.	1,235,664	96,764,848

		184,575,886

SAVINGS & LOANS – 2.06%
Astoria Financial Corp.	1,511,898	21,877,164
First Niagara Financial Group Inc.	1,779,463	25,624,267
Hudson City Bancorp Inc.	1,908,282	18,185,928
New York Community Bancorp Inc.	2,228,288	36,989,581
People’s United Financial Inc.	1,811,644	24,801,406

		127,478,346

TELECOMMUNICATIONS – 2.85%
AT&T Inc.	2,291,078	71,298,347
CenturyLink Inc.	2,581,645	105,279,483

		176,577,830

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2011

Security	Shares	Value
TOYS, GAMES & HOBBIES – 0.55%
Mattel Inc.	1,280,162	$34,205,929

		34,205,929

TOTAL COMMON STOCKS
(Cost: $5,370,765,145)		6,194,098,306

SHORT-TERM INVESTMENTS – 0.82%

MONEY MARKET FUNDS – 0.82%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.20%[a,c,d]	41,735,134	41,735,134
BlackRock Cash Funds: Prime, SL Agency Shares
0.21%[a,c,d]	4,310,606	4,310,606
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[a,c]	5,146,524	5,146,524

		51,192,264

TOTAL SHORT-TERM INVESTMENTS
(Cost: $51,192,264)		51,192,264

TOTAL INVESTMENTS IN SECURITIES – 100.69%
(Cost: $5,421,957,409)		6,245,290,570

Other Assets, Less Liabilities – (0.69)%		(43,069,196)

NET ASSETS – 100.00%		$6,202,221,374

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® HIGH DIVIDEND EQUITY FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.69%

AEROSPACE & DEFENSE – 2.02%
Lockheed Martin Corp.	2,781	$220,394
Northrop Grumman Corp.	2,016	128,238
Raytheon Co.	2,727	132,396

		481,028

AGRICULTURE – 9.12%
Altria Group Inc.	31,347	841,354
Philip Morris International Inc.	16,469	1,143,607
Reynolds American Inc.	4,986	185,030

		2,169,991

BANKS – 0.58%
Cullen/Frost Bankers Inc.	459	27,191
M&T Bank Corp.	936	82,714
Park National Corp.	198	13,678
Trustmark Corp.	585	13,596

		137,179

CHEMICALS – 0.12%
RPM International Inc.	1,215	28,553

		28,553

COSMETICS & PERSONAL CARE – 5.64%
Procter & Gamble Co. (The)	20,664	1,341,094

		1,341,094

DISTRIBUTION & WHOLESALE – 0.30%
Genuine Parts Co.	1,332	71,528

		71,528

DIVERSIFIED FINANCIAL SERVICES – 0.50%
Federated Investors Inc. Class Ba	945	24,362
NYSE Euronext Inc.	2,358	94,438

		118,800

ELECTRIC – 12.28%
Alliant Energy Corp.	1,269	50,176
American Electric Power Co. Inc.	6,291	229,496
CenterPoint Energy Inc.	5,085	94,581
Consolidated Edison Inc.	3,573	186,225
Dominion Resources Inc.	5,895	273,646
DPL Inc.	1,521	46,071
Duke Energy Corp.	17,865	333,182
Empire District Electric Co. (The)	756	16,965
Great Plains Energy Inc.	1,611	33,154
MGE Energy Inc.	288	12,099

Security	Shares	Value
NextEra Energy Inc.	3,789	$214,344
Northeast Utilities	1,503	53,507
NSTAR	981	45,420
OGE Energy Corp.	810	43,068
PG&E Corp.	3,978	183,306
Pinnacle West Capital Corp.	1,404	60,920
Portland General Electric Co.	846	21,116
Progress Energy Inc.	3,978	188,756
Public Service Enterprise Group Inc.	5,598	180,088
SCANA Corp.	1,377	57,173
Southern Co.	10,062	392,820
TECO Energy Inc.	2,466	47,520
Westar Energy Inc.	1,449	39,427
Xcel Energy Inc.	4,932	119,995

		2,923,055

ENVIRONMENTAL CONTROL – 0.65%
Waste Management Inc.	3,933	155,196

		155,196

FOOD – 5.38%
Campbell Soup Co.	1,863	62,578
ConAgra Foods Inc.	4,500	110,025
General Mills Inc.	4,707	181,596
H.J. Heinz Co.	2,925	149,848
Kellogg Co.	1,881	107,725
Kraft Foods Inc. Class A	15,093	506,823
Sysco Corp.	5,598	161,838

		1,280,433

HEALTH CARE - PRODUCTS – 6.35%
Johnson & Johnson	22,986	1,510,640

		1,510,640

HOUSEHOLD PRODUCTS & WARES – 1.52%
Clorox Co. (The)	1,179	82,129
Kimberly-Clark Corp.	4,221	278,839

		360,968

INSURANCE – 0.97%
Arthur J. Gallagher & Co.	1,215	36,183
Fidelity National Financial Inc. Class A	3,186	49,192
Harleysville Group Inc.	135	4,331
Marsh & McLennan Companies Inc.	4,041	122,361
Mercury General Corp.	477	18,956

		231,023

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® HIGH DIVIDEND EQUITY FUND

April 30, 2011

Security	Shares	Value
IRON & STEEL – 0.47%
Nucor Corp.	2,385	$112,000

		112,000

MEDIA – 0.03%
World Wrestling Entertainment Inc.	738	7,756

		7,756

OIL & GAS – 10.29%
Chevron Corp.	13,581	1,486,305
ConocoPhillips	12,186	961,841

		2,448,146

PHARMACEUTICALS – 19.45%
Abbott Laboratories	14,130	735,325
Bristol-Myers Squibb Co.	21,852	614,041
Eli Lilly and Co.	14,085	521,286
Merck & Co. Inc.	32,231	1,158,705
Pfizer Inc.	76,320	1,599,667

		4,629,024

PIPELINES – 0.81%
Spectra Energy Corp.	6,651	193,145

		193,145

SAVINGS & LOANS – 0.57%
Hudson City Bancorp Inc.	7,740	73,762
People’s United Financial Inc.	4,599	62,961

		136,723

SEMICONDUCTORS – 5.26%
Intel Corp.	47,592	1,103,658
Maxim Integrated Products Inc.	2,610	71,357
Microchip Technology Inc.	1,863	76,458

		1,251,473

SOFTWARE – 0.43%
Paychex Inc.	3,123	102,153

		102,153

TELECOMMUNICATIONS – 16.76%
AT&T Inc.	77,832	2,422,132
CenturyLink Inc.	5,481	223,515
Verizon Communications Inc.	35,559	1,343,419

		3,989,066

Security	Shares	Value
WATER – 0.19%
American Water Works Co. Inc.	1,521	$44,687

		44,687

TOTAL COMMON STOCKS
(Cost: $22,944,427)		23,723,661

SHORT-TERM INVESTMENTS – 0.22%

MONEY MARKET FUNDS – 0.22%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.20%[b,c,d]	23,283	23,283
BlackRock Cash Funds: Prime, SL Agency Shares
0.21%[b,c,d]	2,405	2,405
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[b,c]	26,737	26,737

		52,425

TOTAL SHORT-TERM INVESTMENTS
(Cost: $52,425)		52,425

TOTAL INVESTMENTS IN SECURITIES – 99.91%
(Cost: $22,996,852)		23,776,086

Other Assets, Less Liabilities – 0.09%		21,696

NET ASSETS – 100.00%		$23,797,782

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2011

	iShares Dow Jones International Select Dividend Index Fund	iShares Dow Jones Select Dividend Index Fund	iShares High Dividend Equity Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$454,051,505	$5,282,958,637	$22,944,427
Affiliated issuers (Note 2)	102,074	138,998,772	52,425

Total cost of investments	$454,153,579	$5,421,957,409	$22,996,852

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$520,438,190	$6,111,244,892	$23,723,661
Affiliated issuers (Note 2)	102,074	134,045,678	52,425

Total fair value of investments	520,540,264	6,245,290,570	23,776,086
Foreign currencies, at value[b]	918,500	–	–
Receivables:
Dividends and interest	2,250,727	10,541,342	52,122
Capital shares sold	–	21,848	–

Total Assets	523,709,491	6,255,853,760	23,828,208

LIABILITIES
Payables:
Investment securities purchased	–	5,585,461	–
Collateral for securities on loan (Note 5)	–	46,045,740	25,688
Investment advisory fees (Note 2)	203,113	2,001,185	4,738

Total Liabilities	203,113	53,632,386	30,426

NET ASSETS	$523,506,378	$6,202,221,374	$23,797,782

Net assets consist of:
Paid-in capital	$482,099,848	$7,946,769,533	$22,968,984
Undistributed net investment income	1,989,547	8,298,975	48,145
Undistributed net realized gain (accumulated net realized loss)	(27,022,868)	(2,576,180,295)	1,419
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	66,439,851	823,333,161	779,234

NET ASSETS	$523,506,378	$6,202,221,374	$23,797,782

Shares outstanding[c]	13,800,000	115,600,000	450,000

Net asset value per share	$37.94	$53.65	$52.88

[a]	Securities on loan with values of $ –, $45,068,411 and $24,362, respectively. See Note 5.
[b]	Cost of foreign currencies: $911,231, $ – and $ –, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2011

	iShares Dow Jones International Select Dividend Index Fund	iShares Dow Jones Select Dividend Index Fund	iShares High Dividend Equity Fund[a]
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[b]	$11,662,325	$192,149,070	$52,951
Dividends from affiliated issuers (Note 2)	–	13,310,808	–
Interest from affiliated issuers (Note 2)	226	6,671	–
Securities lending income from affiliated issuers (Note 2)	24,550	684,869	43

Total investment income	11,687,101	206,151,418	52,994

EXPENSES
Investment advisory fees (Note 2)	1,325,736	20,672,108	4,849

Total expenses	1,325,736	20,672,108	4,849

Net investment income	10,361,365	185,479,310	48,145

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	3,795,544	15,714,123	1,419
Investments in affiliated issuers (Note 2)	–	11,449,982	–
In-kind redemptions	18,559,416	287,002,956	–
Foreign currency transactions	99,484	–	–

Net realized gain	22,454,444	314,167,061	1,419

Net change in unrealized appreciation/depreciation on:
Investments	50,713,680	427,523,172	779,234
Translation of assets and liabilities in foreign currencies	54,017	–	–

Net change in unrealized appreciation/depreciation	50,767,697	427,523,172	779,234

Net realized and unrealized gain	73,222,141	741,690,233	780,653

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$83,583,506	$927,169,543	$828,798

[a]	For the period from March 29, 2011 (commencement of operations) to April 30, 2011.
[b]	Net of foreign withholding tax of $864,805, $ – and $ –, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones International Select Dividend Index Fund		iShares Dow Jones Select Dividend Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,361,365	$3,823,950	$185,479,310	$133,180,331
Net realized gain (loss)	22,454,444	4,243,688	314,167,061	(222,608,267)
Net change in unrealized appreciation/depreciation	50,767,697	22,910,503	427,523,172	1,271,579,705

Net increase in net assets resulting from operations	83,583,506	30,978,141	927,169,543	1,182,151,769

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,213,314)	(3,879,067)	(184,793,413)	(137,640,709)

Total distributions to shareholders	(9,213,314)	(3,879,067)	(184,793,413)	(137,640,709)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	379,423,447	50,643,024	2,620,594,857	643,121,582
Cost of shares redeemed	(60,055,870)	–	(1,501,333,606)	(308,046,887)

Net increase in net assets from capital share transactions	319,367,577	50,643,024	1,119,261,251	335,074,695

INCREASE IN NET ASSETS	393,737,769	77,742,098	1,861,637,381	1,379,585,755

NET ASSETS
Beginning of year	129,768,609	52,026,511	4,340,583,993	2,960,998,238

End of year	$523,506,378	$129,768,609	$6,202,221,374	$4,340,583,993

Undistributed net investment income included in net assets at end of year	$1,989,547	$357,560	$8,298,975	$7,613,078

SHARES ISSUED AND REDEEMED
Shares sold	11,450,000	1,700,000	54,850,000	14,200,000
Shares redeemed	(1,800,000)	–	(30,700,000)	(7,500,000)

Net increase in shares outstanding	9,650,000	1,700,000	24,150,000	6,700,000

See notes to financial statements.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares High Dividend Equity Fund
Period from March 29, 2011[a] to April 30, 2011
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$48,145
Net realized gain	1,419
Net change in unrealized appreciation/depreciation	779,234

Net increase in net assets resulting from operations	828,798

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	22,968,984

Net increase in net assets from capital share transactions	22,968,984

INCREASE IN NET ASSETS	23,797,782

NET ASSETS
Beginning of period	–

End of period	$23,797,782

Undistributed net investment income included in net assets at end of period	$48,145

SHARES ISSUED
Shares sold	450,000

Net increase in shares outstanding	450,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones International Select Dividend Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Jun. 11, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$31.27	$21.24	$42.81	$49.10

Income from investment operations:
Net investment income[b]	1.29	1.18	1.42	3.30
Net realized and unrealized gain (loss)[c]	6.71	10.06	(20.98)	(7.66)

Total from investment operations	8.00	11.24	(19.56)	(4.36)

Less distributions from:
Net investment income	(1.33)	(1.21)	(2.01)	(1.93)

Total distributions	(1.33)	(1.21)	(2.01)	(1.93)

Net asset value, end of period	$37.94	$31.27	$21.24	$42.81

Total return	26.64%	53.75%	(46.81)%	(9.00)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$523,506	$129,769	$52,027	$62,081
Ratio of expenses to average net assets[e]	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[e]	3.91%	3.98%	5.77%	8.29%
Portfolio turnover rate[f]	38%	62%	62%	42%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones Select Dividend Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$47.46	$34.94	$59.40	$73.45	$64.05

Income from investment operations:
Net investment income[a]	1.73	1.59	2.12	2.44	2.23
Net realized and unrealized gain (loss)[b]	6.21	12.57	(24.40)	(14.01)	9.39

Total from investment operations	7.94	14.16	(22.28)	(11.57)	11.62

Less distributions from:
Net investment income	(1.75)	(1.64)	(2.18)	(2.48)	(2.22)

Total distributions	(1.75)	(1.64)	(2.18)	(2.48)	(2.22)

Net asset value, end of year	$53.65	$47.46	$34.94	$59.40	$73.45

Total return	17.25%	41.33%	(38.17)%	(16.05)%	18.48%

Ratios/Supplemental data:
Net assets, end of year (000s)	$6,202,221	$4,340,584	$2,960,998	$5,901,872	$8,659,384
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.59%	3.84%	4.72%	3.64%	3.28%
Portfolio turnover rate[c]	18%	25%	51%	20%	6%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares High Dividend Equity Fund
Period from Mar. 29, 2011[a] to Apr. 30, 2011
Net asset value, beginning of period	$50.35

Income from investment operations:
Net investment income[b]	0.18
Net realized and unrealized gain[c]	2.35

Total from investment operations	2.53

Net asset value, end of period	$52.88

Total return	5.03%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$23,798
Ratio of expenses to average net assets[e]	0.40%
Ratio of net investment income to average net assets[e]	3.97%
Portfolio turnover rate[f]	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Dow Jones International Select Dividend Index, iShares Dow Jones Select Dividend Index and iShares High Dividend Equity Funds (each, a “Fund,” collectively, the “Funds”). The iShares High Dividend Equity Fund commenced operations on March 29, 2011.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act, except for the iShares Dow Jones Select Dividend Index Fund, which is classified as a diversified fund. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The iShares Dow Jones International Select Dividend Index Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Fund	Level 1	Level 2	Level 3	Total
Dow Jones International Select Dividend Index
Common Stocks	$520,438,189	$–	$1	$520,438,190
Short-Term Investments	102,074	–	–	102,074

	$520,540,263	$–	$1	$520,540,264

Dow Jones Select Dividend Index
Common Stocks	$6,194,098,306	$–	$–	$6,194,098,306
Short-Term Investments	51,192,264	–	–	51,192,264

	$6,245,290,570	$–	$–	$6,245,290,570

High Dividend Equity
Common Stocks	$23,723,661	$–	$–	$23,723,661
Short-Term Investments	52,425	–	–	52,425

	$23,776,086	$–	$–	$23,776,086

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

FOREIGN TAXES

The iShares Dow Jones International Select Dividend Index Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in Other foreign taxes. Foreign taxes payable as of April 30, 2011, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, generally are declared and paid quarterly by each of the Funds. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2011, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Fund	Undistributed Ordinary Income	Unrealized Appreciation	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Dow Jones International Select Dividend Index	$2,986,024	$60,833,688	$(22,413,182)	$41,406,530
Dow Jones Select Dividend Index	8,298,975	764,817,248	(2,517,664,382)	(1,744,548,159)
High Dividend Equity	49,564	779,234	–	828,798

For the years ended April 30, 2011 and April 30, 2010, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2011.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Certain Funds had tax basis net capital loss carryforwards as of April 30, 2011, the tax year-end of the Funds, as follows:

iShares Fund	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Total
Dow Jones International Select Dividend Index	$–	$–	$–	$4,619,093	$17,794,089	$22,413,182
Dow Jones Select Dividend Index	16,532,321	11,633,250	22,860,226	812,020,292	1,654,618,293	2,517,664,382

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after April 30, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The iShares Dow Jones International Select Dividend Index Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” This Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Each Fund reclassifies, at the end of its tax year, certain amounts between paid-in capital, accumulated net realized gain (loss) on investments and foreign currency transactions, and accumulated net investment income (loss) as a result of permanent book and tax differences primarily attributed to passive foreign investment companies and realized gains (losses) from foreign currency transactions and in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

As of April 30, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Dow Jones International Select Dividend Index	$459,759,742	$69,203,704	$(8,423,182)	$60,780,522
Dow Jones Select Dividend Index	5,480,473,322	958,709,607	(193,892,359)	764,817,248
High Dividend Equity	22,996,852	803,241	(24,007)	779,234

Management has reviewed the tax positions as of April 30, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Fund	Investment Advisory Fee
Dow Jones International Select Dividend Index	0.50%
Dow Jones Select Dividend Index	0.40
High Dividend Equity	0.40

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended April 30, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Fund	Securities Lending Agent Fees
Dow Jones International Select Dividend Index	$13,220
Dow Jones Select Dividend Index	368,776
High Dividend Equity	23

Cross trades for the year ended April 30, 2011, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in Interest from affiliated issuers in the Statements of Operations.

As of April 30, 2011, The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays PLC (“Barclays”) were the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Dow Jones Select Dividend Index
Black Hills Corp.[a]	1,387,234	1,307,246	(851,566)	1,842,914	$64,041,261	$2,612,933	$(2,316,773)
Deluxe Corp.[a]	2,242,291	1,223,460	(1,687,890)	1,777,861	48,144,476	2,298,306	2,653,372
United Bankshares Inc.[a]	1,914,397	1,058,549	(1,262,920)	1,710,026	44,734,280	2,439,348	2,436,355
Universal Corp.	1,236,318	1,200,962	(527,335)	1,909,945	82,853,414	3,157,165	435,351
Watsco Inc.[a]	1,150,552	726,527	(567,182)	1,309,897	92,858,599	2,803,056	8,241,677

					$332,632,030	$13,310,808	$11,449,982

[a]	Not an affiliate at the end of the year.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2011 were as follows:

iShares Fund	Purchases	Sales
Dow Jones International Select Dividend Index	$108,234,413	$101,732,539
Dow Jones Select Dividend Index	914,290,971	908,312,846
High Dividend Equity	113,528	88,684

In-kind transactions (see Note 4) for the year ended April 30, 2011 were as follows:

iShares Fund	In-kind Purchases	In-kind Sales
Dow Jones International Select Dividend Index	$370,749,632	$58,891,826
Dow Jones Select Dividend Index	2,612,462,945	1,496,153,252
High Dividend Equity	22,918,165	–

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Funds’ administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of April 30, 2011, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of April 30, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones International Select Dividend Index Fund, iShares Dow Jones Select Dividend Index Fund and iShares High Dividend Equity Fund (the “Funds”), at April 30, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2011, the iShares Dow Jones International Select Dividend Index Fund earned foreign source income of $12,527,130 and paid foreign taxes of $857,226 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

For corporate shareholders, 100% of the income dividends paid by the iShares Dow Jones Select Dividend Index Fund during the fiscal year ended April 30, 2011 qualified for the dividends-received deduction.

Under Section 854(b)(2) of the Code, certain Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2011:

iShares Fund	Qualified Dividend Income
Dow Jones International Select Dividend Index	$10,070,540
Dow Jones Select Dividend Index	184,793,413

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® HIGH DIVIDEND EQUITY FUND

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the Fund’s entering into an Investment Advisory Contract with BlackRock Fund Advisors (“BFA”) (the “Advisory Contract”). As required by Section 15(c), the Board requested, and BFA provided, such information as the Board deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on December 1-2, 2010, the Board approved the selection of BFA and the Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A., formerly known as Barclays Global Investors, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings in connection with the Board’s consideration and approval of new investment advisory contracts between the other iShares funds and BFA, which took effect upon the consummation of the acquisition by BlackRock of BTC’s asset management business (the “Transaction”) and shareholder approval, as applicable.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, advised by their independent counsel, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, extent and quality of services to be provided by BFA – The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of services to be provided to the Fund by BFA, the Board considered BFA’s investment philosophy and experience as well as the resources expected to be available from BFA and its affiliates for the support of the Fund. The Board considered in particular that BFA’s services for the other iShares funds capitalize on BFA’s core competencies, including the effective use of its proprietary investment systems analyzing securities market risk, asset class correlations and expected returns. The Board also considered services provided by BFA and its affiliates in connection with the review of counterparty and issuer credit risk and securities lending opportunities and the oversight of intermediaries that provide shareholder support and processing functions. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds.

The Board also considered BFA’s compliance program and its compliance record with respect to the other iShares funds. The Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary or appropriate, and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio transaction policies and procedures. The Board noted that neither BFA nor its affiliates serves as investment adviser for any other series of registered investment companies or other accounts with substantially similar investment objectives and strategies as the Fund, except the iShares Dow Jones Select Dividend Index Fund for which comparative information was provided; therefore, comparative information was generally not available.

The Board took into account prior discussions at Board meetings held during 2009 and 2010, including representations by management regarding the resources and strengths of BFA in managing the iShares funds after the Transaction and the financial condition of BFA and BlackRock.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract were appropriate and supported the Board’s selection of BFA as investment adviser to the Fund.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® HIGH DIVIDEND EQUITY FUND

Fund expenses – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology (the “Lipper Groups”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to the one tracked by the Fund, the Lipper Groups included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at-cost” service providers). In support of its review of the statistical information, the Board was provided with a description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Fund. The Board noted that the investment advisory fee rate and overall expenses for the Fund were generally lower than the median or average investment advisory fee rates and overall expenses of the funds in the Lipper Groups.

Based on this review, the Board concluded that the investment advisory fee and expense levels of the Fund, as proposed to be managed by BFA, as compared to the investment advisory fees and expense levels of the funds in the relevant Lipper Groups, were satisfactory for the purposes of approving the Advisory Contract.

Costs of services to be provided to the Fund and profits to be realized by BFA and affiliates – The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationships had not yet commenced. The Board noted that further discussions regarding profitability are planned for future meetings, and that it expects to receive profitability information from BFA on at least an annual basis following the expiration of the Advisory Contract’s initial two year term and thus be in a position to evaluate whether any adjustments in Fund fees would be appropriate.

Economies of scale – The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase and that, as the Fund has not commenced selling its shares, it is too early to know whether there are economies of scale for the Fund. However, the Board noted that management agreed to monitor asset growth and to report to the Board at each review of management contracts, and earlier as requested, about economies of scale. The Board noted representations from BFA and BlackRock at prior Board meetings at which advisory agreements of other iShares funds were approved that BFA will continue to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. The Board also considered that BFA has, in fact, continued to make significant investments in the iShares fund complex, and that recently expenses had changed at a pace similar to the change in revenue.

Based on this review, as well as the discussions described above in connection with the Lipper Groups comparisons, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the proposed investment advisory fee rates are appropriate.

Fees and services provided for other comparable funds/accounts managed by BFA and its affiliates – The Board considered certain information regarding the Fund’s annual investment advisory fee rate under the Advisory Contract in comparison to the investment advisory/ management fee rates for other funds/accounts with substantially similar investment objectives and strategies, for which BFA (or its affiliates) provides investment advisory/management services, including collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparative investment advisory/management fee information was not available for the Fund, as BFA and BTC do not manage any Other Accounts with substantially similar investment objectives and strategies as the Fund. However, the Board noted that BFA provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® HIGH DIVIDEND EQUITY FUND

services provided to the Fund. Based on this review, as well as the discussions described above in connection with the Lipper Groups comparisons, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining.

Other benefits to BFA and/or its affiliates – Except as noted below, the Board did not consider any ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered the potential for revenue to BTC, the Trust’s securities lending agent, and its affiliates, in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rate thereunder, is fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones International Select Dividend Index	$1.30756	$–	$0.02333	$1.33089	98%	–%	2%	100%
Dow Jones Select Dividend Index	1.74882	–	0.00197	1.75079	100	–	0[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds, except for the iShares High Dividend Equity Fund. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. Information for the iShares High Dividend Equity Fund is not presented as the Fund commenced operations on March 29, 2011 and did not have a full calendar quarter of information as of April 30, 2011. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones International Select Dividend Index Fund

Period Covered: July 1, 2007 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	8	0.85%
Greater than 5.5% and Less than 6.0%	1	0.11
Greater than 5.0% and Less than 5.5%	3	0.32
Greater than 4.5% and Less than 5.0%	3	0.32
Greater than 4.0% and Less than 4.5%	2	0.21
Greater than 3.5% and Less than 4.0%	5	0.53
Greater than 3.0% and Less than 3.5%	10	1.06
Greater than 2.5% and Less than 3.0%	21	2.22
Greater than 2.0% and Less than 2.5%	39	4.13
Greater than 1.5% and Less than 2.0%	64	6.77
Greater than 1.0% and Less than 1.5%	144	15.24
Greater than 0.5% and Less than 1.0%	226	23.92
Between 0.5% and -0.5%	278	29.40
Less than - 0.5% and Greater than -1.0%	64	6.77
Less than -1.0% and Greater than -1.5%	33	3.49
Less than -1.5% and Greater than -2.0%	17	1.80
Less than -2.0% and Greater than -2.5%	13	1.38
Less than -2.5% and Greater than -3.0%	6	0.63
Less than -3.0% and Greater than -3.5%	1	0.11
Less than -3.5% and Greater than -4.0%	1	0.11
Less than -4.0% and Greater than -4.5%	4	0.42
Less than -4.5%	2	0.21

	945	100.00%

SUPPLEMENTAL INFORMATION	43

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones Select Dividend Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.15%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	12	0.91
Between 0.5% and -0.5%	1,292	97.88
Less than -0.5% and Greater than -1.0%	4	0.30
Less than -1.0% and Greater than -1.5%	2	0.15
Less than -1.5% and Greater than -2.0%	2	0.15
Less than -2.0% and Greater than -2.5%	1	0.08
Less than -2.5%	2	0.15

	1,320	100.00%

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 220 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (46)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	47

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	49

Notes:

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Dow Jones Trademark Holdings, LLC, or Morningstar, Inc. nor do these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending

June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-46-0411

April 30, 2011

2011 Annual Report

iShares Trust

iShares Morningstar Large Core Index Fund  |  JKD  |  NYSE Arca

iShares Morningstar Large Growth Index Fund  |  JKE  |  NYSE Arca

iShares Morningstar Large Value Index Fund  |  JKF  |  NYSE Arca

iShares Morningstar Mid Core Index Fund  |  JKG  |  NYSE Arca

iShares Morningstar Mid Growth Index Fund  |  JKH  |  NYSE Arca

iShares Morningstar Mid Value Index Fund  |  JKI  |  NYSE Arca

iShares Morningstar Small Core Index Fund  |  JKJ  |  NYSE Arca

iShares Morningstar Small Growth Index Fund  |  JKK  |  NYSE Arca

iShares Morningstar Small Value Index Fund  |  JKL  |  NYSE Arca

Management’s Discussions of Fund Performance

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

Performance as of April 30, 2011

	Average Annual Total Returns

	Year Ended 4/30/11			Five Years Ended 4/30/11			Inception to 4/30/11

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Large Core	14.13%	14.15%	14.38%	3.88%	3.86%	4.07%	5.43%	5.41%	5.63%
Morningstar Large Growth	15.70%	15.68%	16.02%	3.20%	3.19%	3.46%	3.05%	3.04%	3.30%
Morningstar Large Value	19.00%	18.98%	19.32%	0.58%	0.54%	0.81%	4.25%	4.23%	4.50%

	Cumulative Total Returns

	Year Ended 4/30/11			Five Years Ended 4/30/11			Inception to 4/30/11

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Large Core	14.13%	14.15%	14.38%	20.98%	20.84%	22.08%	43.57%	43.42%	45.44%
Morningstar Large Growth	15.70%	15.68%	16.02%	17.07%	17.03%	18.55%	22.80%	22.72%	24.85%
Morningstar Large Value	19.00%	18.98%	19.32%	2.93%	2.75%	4.14%	32.90%	32.74%	35.10%

Total returns for the period since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (7/2/04), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

The iShares Morningstar Large Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Large Core IndexSM (the “Core Index”). The Core Index measures the performance of stocks issued by large-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2011 (the “reporting period”), the total return for the Core Fund was 14.13%, while the total return for the Core Index was 14.38%.

PORTFOLIO ALLOCATION
As of 4/30/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	24.82%

Industrial	22.13

Financial	18.91

Consumer Cyclical	11.16

Technology	7.96

Communications	7.64

Energy	5.17

Basic Materials	2.06

Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
General Electric Co.	5.48%

International Business Machines Corp.	5.22

Procter & Gamble Co. (The)	4.56

Johnson & Johnson	4.51

Wells Fargo & Co.	3.64

Philip Morris International Inc.	3.13

Bank of America Corp.	3.11

Wal-Mart Stores Inc.	2.79

PepsiCo Inc.	2.75

Occidental Petroleum Corp.	2.33

TOTAL	37.52%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

The iShares Morningstar Large Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Large Growth IndexSM (the “Growth Index”). The Growth Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the total return for the Growth Fund was 15.70%, while the total return for the Growth Index was 16.02%.

PORTFOLIO ALLOCATION
As of 4/30/11
Sector*	Percentage of Net Assets
Technology	28.38%

Communications	20.70

Consumer Non-Cyclical	19.23

Energy	10.92

Consumer Cyclical	9.39

Industrial	5.12

Financial	3.35

Basic Materials	2.78

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
Apple Inc.	10.21%

Microsoft Corp.	6.22

Coca-Cola Co. (The)	4.59

Oracle Corp.	4.41

Google Inc. Class A	4.32

Schlumberger Ltd.	3.92

Cisco Systems Inc.	3.11

QUALCOMM Inc.	2.99

Abbott Laboratories	2.56

Amazon.com Inc.	2.22

TOTAL	44.55%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

The iShares Morningstar Large Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Large Value IndexSM (the “Value Index”). The Value Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the total return for the Value Fund was 19.00%, while the total return for the Value Index was 19.32%.

PORTFOLIO ALLOCATION
As of 4/30/11
Sector*	Percentage of Net Assets
Energy	27.33%

Financial	19.56

Consumer Non-Cyclical	17.35

Communications	10.06

Utilities	8.66

Technology	7.46

Basic Materials	4.24

Industrial	2.89

Consumer Cyclical	2.39

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
Exxon Mobil Corp.	12.96%

Chevron Corp.	6.40

AT&T Inc.	5.40

JPMorgan Chase & Co.	5.21

Pfizer Inc.	4.93

Citigroup Inc.	3.89

Intel Corp.	3.72

Merck & Co. Inc.	3.23

ConocoPhillips	3.15

Verizon Communications Inc.	3.12

TOTAL	52.01%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets, restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

Within the Core Index, sector performance was mostly positive. The industrials sector made the most significant contribution to index gains. The largest sector, at approximately 21% of the Core Index, consumer staples also contributed substantially to index gains. The energy, consumer discretionary, and health care sectors also added meaningfully to performance. The financials sector was the only sector in the Core Index to decline during the reporting period, detracting from index returns.

Within the Growth Index, sector returns were positive. The information technology sector, which experienced solid gains and represented approximately 46% of the Growth Index, was the largest contributor to index returns by far. The consumer discretionary sector added significantly to performance, as did the energy and materials sectors. The telecommunication services sector enjoyed solid gains, but at less than 1% of the Growth Index, the sector’s contribution to index gains was small.

Within the Value Index, the energy sector, which represented about 24% of the Value Index, generated the largest contribution to index gains by far as the sector benefited from rising energy prices. The telecommunication services and health care sectors contributed significantly to positive returns. The industrials sector detracted from index performance.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussions of Fund Performance

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

Performance as of April 30, 2011

	Average Annual Total Returns

	Year Ended 4/30/11			Five Years Ended 4/30/11			Inception to 4/30/11

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Mid Core	26.14%	26.15%	26.45%	5.39%	5.39%	5.64%	8.37%	8.37%	8.63%
Morningstar Mid Growth	28.69%	28.76%	29.05%	5.22%	5.23%	5.50%	9.50%	9.50%	9.78%
Morningstar Mid Value	16.23%	16.28%	16.59%	3.42%	3.43%	3.71%	7.47%	7.47%	7.72%

	Cumulative Total Returns

	Year Ended 4/30/11			Five Years Ended 4/30/11			Inception to 4/30/11

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Mid Core	26.14%	26.15%	26.45%	29.99%	29.99%	31.55%	73.35%	73.32%	76.15%
Morningstar Mid Growth	28.69%	28.76%	29.05%	28.99%	29.03%	30.67%	86.02%	86.03%	89.32%
Morningstar Mid Value	16.23%	16.28%	16.59%	18.32%	18.37%	19.98%	63.68%	63.73%	66.33%

Total returns for the period since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (7/2/04), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

The iShares Morningstar Mid Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Mid Core IndexSM (the “Core Index”). The Core Index measures the performance of stocks issued by mid-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2011 (the “reporting period”), the total return for the Core Fund was 26.14%, while the total return for the Core Index was 26.45%.

PORTFOLIO ALLOCATION
As of 4/30/11
Sector*	Percentage of Net Assets
Industrial	18.54%

Consumer Non-Cyclical	18.51

Financial	16.79

Consumer Cyclical	14.61

Technology	11.49

Basic Materials	8.17

Energy	6.81

Communications	3.38

Utilities	1.53

Short-Term and Other Net Assets	0.17

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
Discover Financial Services	1.20%

Zimmer Holdings Inc.	1.15

Cliffs Natural Resources Inc.	1.13

Dover Corp.	1.13

Fluor Corp.	1.11

Analog Devices Inc.	1.07

Host Hotels & Resorts Inc.	1.05

SanDisk Corp.	1.02

Limited Brands Inc.	1.01

AmerisourceBergen Corp.	0.99

TOTAL	10.86%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

The iShares Morningstar Mid Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Mid Growth IndexSM (the “Growth Index”). The Growth Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the total return for the Growth Fund was 28.69%, while the total return for the Growth Index was 29.05%.

PORTFOLIO ALLOCATION
As of 4/30/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	21.78%

Technology	18.53

Industrial	14.36

Energy	14.05

Consumer Cyclical	13.69

Communications	9.60

Financial	3.73

Basic Materials	2.53

Utilities	0.94

Diversified	0.74

Short-Term and Other Net Assets	0.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
Altera Corp.	1.54%

Rockwell Automation Inc.	1.22

CONSOL Energy Inc.	1.21

NVIDIA Corp.	1.15

Estee Lauder Companies Inc. (The) Class A	1.15

Expeditors International of Washington Inc.	1.14

FMC Technologies Inc.	1.11

Concho Resources Inc.	1.08

Netflix Inc.	1.04

Starwood Hotels & Resorts Worldwide Inc.	1.03

TOTAL	11.67%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

The iShares Morningstar Mid Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Mid Value IndexSM (the “Value Index”). The Value Index measures the performance of stocks issued by mid-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the total return for the Value Fund was 16.23%, while the total return for the Value Index was 16.59%.

PORTFOLIO ALLOCATION
As of 4/30/11
Sector*	Percentage of Net Assets
Financial	29.96%

Consumer Non-Cyclical	17.24

Utilities	14.71

Consumer Cyclical	8.96

Industrial	7.95

Energy	6.88

Basic Materials	6.04

Communications	4.67

Technology	3.49

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
Valero Energy Corp.	1.71%

El Paso Corp.	1.47

CIGNA Corp.	1.38

Hartford Financial Services Group Inc. (The)	1.38

Humana Inc.	1.38

Weyerhaeuser Co.	1.32

Stanley Black & Decker Inc.	1.29

Sara Lee Corp.	1.21

Boston Scientific Corp.	1.21

Bunge Ltd.	1.17

TOTAL	13.52%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets, restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

Sector performance within the Core Index was positive. The three largest sectors in the Core Index – consumer discretionary, financials, and industrials – were the most significant contributors to index gains. The materials and information technology sectors also contributed meaningfully to performance, as did the energy sector. The Core Index’s smallest sector weightings, telecommunication services and utilities, had negligible impacts on index returns.

Within the Growth Index, sector performance was positive. Representing nearly 25% of the Growth Index, the information technology sector made the largest positive contribution to performance by far. The industrials and health care sectors also made meaningful contributions to index gains, as did the energy and consumer discretionary sectors.

Within the Value Index, sector performance was mostly positive. The utilities sector, which represented about 16% of the Value Index, made the most significant contribution to index performance. The financials sector, the largest sector at approximately 30% of the Value Index, also added meaningfully to index returns. The energy, materials, and health care sectors helped index gains as well. The industrials sector, which accounted for about 6% of the Value Index, declined during the reporting period and detracted slightly from overall index performance.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

Performance as of April 30, 2011

	Average Annual Total Returns

	Year Ended 4/30/11			Five Years Ended 4/30/11			Inception to 4/30/11

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Small Core	23.62%	23.61%	23.90%	4.80%	4.81%	4.95%	8.77%	8.75%	8.97%
Morningstar Small Growth	31.63%	31.64%	31.90%	4.68%	4.66%	4.91%	7.32%	7.30%	7.57%
Morningstar Small Value	16.77%	16.77%	17.13%	5.26%	5.27%	5.54%	8.42%	8.40%	8.72%

	Cumulative Total Returns

	Year Ended 4/30/11			Five Years Ended 4/30/11			Inception to 4/30/11

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Small Core	23.62%	23.61%	23.90%	26.44%	26.46%	27.31%	77.74%	77.55%	79.90%
Morningstar Small Growth	31.63%	31.64%	31.90%	25.72%	25.61%	27.07%	62.16%	61.95%	64.69%
Morningstar Small Value	16.77%	16.77%	17.13%	29.24%	29.30%	30.93%	73.83%	73.68%	77.15%

Total returns for the period since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (7/2/04), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

The iShares Morningstar Small Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Small Core IndexSM (the “Core Index”). The Core Index measures the performance of stocks issued by small-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2011 (the “reporting period”), the total return for the Core Fund was 23.62%, while the total return for the Core Index was 23.90%.

PORTFOLIO ALLOCATION
As of 4/30/11
Sector*	Percentage of Net Assets
Industrial	21.49%

Consumer Cyclical	18.00

Financial	17.79

Consumer Non-Cyclical	15.66

Technology	9.28

Energy	8.82

Basic Materials	4.78

Communications	3.68

Utilities	0.41

Short-Term and Other Net Assets	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
SandRidge Energy Inc.	1.15%

Cypress Semiconductor Corp.	0.90

Polaris Industries Inc.	0.89

Cooper Companies Inc. (The)	0.85

AMERIGROUP Corp.	0.84

Solutia Inc.	0.79

Towers Watson & Co. Class A	0.78

Holly Corp.	0.77

Thomas & Betts Corp.	0.76

Kirby Corp.	0.76

TOTAL	8.49%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

The iShares Morningstar Small Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Small Growth IndexSM (the “Growth Index”). The Growth Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the total return for the Growth Fund was 31.63%, while the total return for the Growth Index was 31.90%.

PORTFOLIO ALLOCATION
As of 4/30/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	24.61%

Technology	16.67

Communications	14.83

Industrial	13.21

Consumer Cyclical	11.50

Financial	8.39

Energy	6.96

Basic Materials	3.34

Utilities	0.43

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
Acme Packet Inc.	1.28%

Brigham Exploration Co.	1.18

Wabtec Corp.	1.04

Deckers Outdoor Corp.	0.99

Ariba Inc.	0.98

CARBO Ceramics Inc.	0.98

Atheros Communications Inc.	0.95

Superior Energy Services Inc.	0.91

Aruba Networks Inc.	0.91

Jack Henry & Associates Inc.	0.89

TOTAL	10.11%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

The iShares Morningstar Small Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Small Value IndexSM (the “Value Index”). The Value Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the total return for the Value Fund was 16.77%, while the total return for the Value Index was 17.13%.

PORTFOLIO ALLOCATION
As of 4/30/11
Sector*	Percentage of Net Assets
Financial	32.03%

Industrial	13.61

Consumer Cyclical	13.26

Utilities	12.27

Consumer Non-Cyclical	8.70

Basic Materials	7.65

Technology	5.81

Energy	4.97

Communications	1.80

Short-Term and Other Net Assets	(0.10)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
Tesoro Corp.	1.15%

American Capital Agency Corp.	1.05

Foot Locker Inc.	1.01

NCR Corp.	0.96

GenOn Energy Inc.	0.91

Vishay Intertechnology Inc.	0.87

Cytec Industries Inc.	0.86

Ryder System Inc.	0.84

Rock-Tenn Co. Class A	0.83

MFA Financial Inc.	0.83

TOTAL	9.31%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

Equity markets delivered solid gains for the reporting period, posting double-digit returns for the second consecutive 12-month period. One reason for the market strength was improved corporate earnings as many companies successfully implemented cost cuts that translated into increased profit margins. Countering the promising earnings reports, however, were sovereign debt problems in Europe and indications of a slowing U.S. economic recovery that dampened investor confidence early in the reporting period. Unemployment rates remained high, and consumer spending levels were low. As investors attempted to interpret conflicting data, markets endured volatility throughout the summer of 2010. By September 2010, though, encouraging economic data apparently assuaged concerns that the economy might lapse into a “double-dip” recession, and markets rallied. Further supporting market strength, the Federal Reserve Board (the “Fed”) launched an unprecedented second round of quantitative easing. Dubbed “QE2,” the injection of money, slated to end in June 2011, aimed to encourage spending and investment. Additionally, Congress voted to extend prevailing income tax rates through 2012, removing uncertainty about tax policy that had hindered financial markets. As investors gained confidence that the economic recovery could continue into 2011, markets continued an upward trajectory through the end of 2010.

The final months of the reporting period brought new challenges and corresponding high levels of volatility. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery. Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. Oil prices sank and markets declined. As the Japanese yen surged, central banks responded swiftly. An injection of

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

money from the Fed, the European Central Bank, and the Bank of Japan, followed by intervention by G7 nations to stabilize currency markets, restored calm to the markets. Markets rallied through the end of the reporting period, delivering healthy gains. In the final days of the reporting period, the widely followed Dow Jones Industrial Average closed at its highest level since May 2008.

Sector performance within the Core Index was positive. The industrials sector, the largest at about 24% of the Core Index, made the most significant contribution to index gains by far. The information technology and energy sectors also added meaningfully to performance, as did the health care sector. The telecommunication services and utilities sectors logged moderate gains, but because they each represented less than 1% of the Core Index, they only slightly affected index performance.

Within the Growth Index, sector performance was mostly positive. The information technology sector, which accounted for approximately 35% of the Growth Index and experienced strong absolute gains for the reporting period, made the largest contribution by far to index results. The industrials and consumer discretionary sectors, which represented about 15% and 14% of the Growth Index, respectively, both contributed meaningfully to index gains. The energy sector logged the strongest absolute gains, benefiting from rising energy prices, and also added to index performance. The utilities sector declined, but because it was the smallest sector at less than 1% of the Growth Index, its negative impact on index returns was negligible.

Sector performance within the Value Index was mostly positive. Solid performance within the information technology, energy, materials, and utilities sectors all added to index gains. The telecommunication services sector detracted only slightly from index performance.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 to April 30, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/10)	Ending Account Value (4/30/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/10 to 4/30/11)
Morningstar Large Core
Actual	$1,000.00	$1,157.90	0.20%	$1.07
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Morningstar Large Growth
Actual	1,000.00	1,123.20	0.25	1.32
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
Morningstar Large Value
Actual	1,000.00	1,184.70	0.25	1.35
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
Morningstar Mid Core
Actual	1,000.00	1,226.00	0.25	1.38
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/10)	Ending Account Value (4/30/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/10 to 4/30/11)
Morningstar Mid Growth
Actual	$1,000.00	$1,241.00	0.30%	$1.67
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51
Morningstar Mid Value
Actual	1,000.00	1,177.70	0.30	1.62
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51
Morningstar Small Core
Actual	1,000.00	1,257.30	0.25	1.40
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
Morningstar Small Growth
Actual	1,000.00	1,260.80	0.30	1.68
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51
Morningstar Small Value
Actual	1,000.00	1,198.50	0.30	1.64
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	21

Schedule of Investments

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.85%

ADVERTISING – 0.37%
Omnicom Group Inc.	24,278	$1,194,235

		1,194,235

AEROSPACE & DEFENSE – 3.11%
Boeing Co. (The)	52,546	4,192,120
United Technologies Corp.	64,451	5,773,520

		9,965,640

AGRICULTURE – 3.13%
Philip Morris International Inc.	144,532	10,036,302

		10,036,302

BANKS – 8.58%
Bank of America Corp.	811,085	9,960,124
State Street Corp.	40,316	1,876,710
U.S. Bancorp	153,753	3,969,902
Wells Fargo & Co.	400,769	11,666,386

		27,473,122

BEVERAGES – 2.75%
PepsiCo Inc.	127,947	8,814,269

		8,814,269

BIOTECHNOLOGY – 1.91%
Amgen Inc.[a]	75,979	4,319,406
Biogen Idec Inc.[a,b]	18,294	1,780,921

		6,100,327

CHEMICALS – 0.76%
Air Products and Chemicals Inc.	16,162	1,543,794
Mosaic Co. (The)	11,939	893,754

		2,437,548

COMMERCIAL SERVICES – 0.53%
McKesson Corp.	20,469	1,699,132

		1,699,132

COMPUTERS – 6.14%
Accenture PLC Class A	51,548	2,944,937
International Business Machines Corp.	98,082	16,730,828

		19,675,765

COSMETICS & PERSONAL CARE – 4.56%
Procter & Gamble Co. (The)	225,126	14,610,677

		14,610,677

DIVERSIFIED FINANCIAL SERVICES – 3.62%
American Express Co.	85,619	4,202,180

Security	Shares	Value
Ameriprise Financial Inc.	19,952	$1,238,221
Goldman Sachs Group Inc. (The)	34,663	5,234,460
Invesco Ltd.[b]	37,065	921,807

		11,596,668

ELECTRONICS – 0.40%
TE Connectivity Ltd.	35,972	1,289,596

		1,289,596

FOOD – 2.15%
General Mills Inc.	48,702	1,878,923
H.J. Heinz Co.	25,629	1,312,974
Kellogg Co.	20,087	1,150,382
Kroger Co. (The)	47,812	1,162,310
Sysco Corp.	47,439	1,371,461

		6,876,050

HEALTH CARE - PRODUCTS – 7.17%
Baxter International Inc.	47,029	2,675,950
Covidien PLC	39,663	2,208,833
Johnson & Johnson	219,979	14,457,020
Medtronic Inc.	87,103	3,636,550

		22,978,353

HOUSEHOLD PRODUCTS & WARES – 0.68%
Kimberly-Clark Corp.	32,946	2,176,413

		2,176,413

INSURANCE – 3.86%
Aflac Inc.	37,931	2,131,343
Aon Corp.	24,148	1,259,801
Berkshire Hathaway Inc. Class Ba	77,421	6,449,170
Loews Corp.	27,381	1,211,883
Marsh & McLennan Companies Inc.	43,533	1,318,179

		12,370,376

INTERNET – 0.38%
Symantec Corp.[a]	61,399	1,206,490

		1,206,490

LEISURE TIME – 0.40%
Carnival Corp.	33,205	1,264,114

		1,264,114

MACHINERY – 3.25%
Caterpillar Inc.	46,519	5,368,758
Cummins Inc.	14,310	1,719,776
Deere & Co.	33,871	3,302,422

		10,390,956

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2011

Security	Shares	Value
MANUFACTURING – 10.62%
3M Co.	52,486	$5,102,164
Eaton Corp.	27,008	1,445,738
General Electric Co.	858,128	17,548,718
Honeywell International Inc.	57,398	3,514,479
Illinois Tool Works Inc.	34,521	2,016,372
Ingersoll-Rand PLC	25,994	1,312,697
Parker Hannifin Corp.	12,977	1,223,991
Tyco International Ltd.	38,126	1,858,261

		34,022,420

MEDIA – 5.73%
McGraw-Hill Companies Inc. (The)	24,803	1,003,777
News Corp. Class A NVS	146,062	2,602,825
News Corp. Class B	34,887	659,364
Time Warner Cable Inc.	28,303	2,211,313
Time Warner Inc.	89,236	3,378,475
Viacom Inc. Class A	868	50,466
Viacom Inc. Class B NVS	44,582	2,280,815
Walt Disney Co. (The)	142,861	6,157,309

		18,344,344

MINING – 1.30%
Freeport-McMoRan Copper & Gold Inc.	75,663	4,163,735

		4,163,735

OIL & GAS – 4.68%
Anadarko Petroleum Corp.	39,800	3,141,812
Murphy Oil Corp.	15,288	1,184,514
Noble Energy Inc.	13,964	1,344,315
Occidental Petroleum Corp.	65,131	7,443,822
Transocean Ltd.[a]	25,699	1,869,602

		14,984,065

PHARMACEUTICALS – 1.94%
Bristol-Myers Squibb Co.	138,155	3,882,156
Cardinal Health Inc.	28,092	1,227,339
Mead Johnson Nutrition Co. Class A	16,405	1,097,166

		6,206,661

PIPELINES – 0.49%
Williams Companies Inc. (The)	47,042	1,560,383

		1,560,383

REAL ESTATE INVESTMENT TRUSTS – 2.85%
Boston Properties Inc.	11,116	1,161,955
Equity Residential[b]	22,777	1,360,242

Security	Shares	Value
HCP Inc.	29,884	$1,184,004
Public Storage	11,350	1,331,469
Simon Property Group Inc.	23,566	2,699,250
Vornado Realty Trust[b]	14,500	1,401,860

		9,138,780

RETAIL – 10.76%
Best Buy Co. Inc.	26,006	811,907
CVS Caremark Corp.	109,440	3,966,106
Gap Inc. (The)[b]	28,330	658,389
Home Depot Inc. (The)	131,792	4,894,755
Lowe’s Companies Inc.	111,027	2,914,459
McDonald’s Corp.	83,903	6,570,444
Target Corp.	51,628	2,534,935
Wal-Mart Stores Inc.	162,512	8,934,910
Walgreen Co.	74,477	3,181,657

		34,467,562

SEMICONDUCTORS – 1.57%
Applied Materials Inc.	106,387	1,669,212
Texas Instruments Inc.	94,449	3,355,773

		5,024,985

SOFTWARE – 0.25%
CA Inc.	32,954	810,339

		810,339

TELECOMMUNICATIONS – 1.16%
Corning Inc.	125,900	2,636,346
Motorola Solutions Inc.[a]	23,809	1,092,357

		3,728,703

TRANSPORTATION – 4.75%
CSX Corp.	29,751	2,341,106
FedEx Corp.	23,616	2,259,343
Norfolk Southern Corp.	28,599	2,135,773
Union Pacific Corp.	39,486	4,085,616
United Parcel Service Inc. Class B	58,617	4,394,517

		15,216,355

TOTAL COMMON STOCKS
(Cost: $263,877,464)		319,824,365

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2011

Security	Shares	Value

SHORT-TERM INVESTMENTS – 0.58%

MONEY MARKET FUNDS – 0.58%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[c,d,e]	1,531,897	$1,531,897
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[c,d,e]	158,221	158,221
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	183,446	183,446

		1,873,564

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,873,564)		1,873,564

TOTAL INVESTMENTS IN SECURITIES – 100.43%
(Cost: $265,751,028)		321,697,929

Other Assets, Less Liabilities – (0.43)%		(1,391,866)

NET ASSETS – 100.00%		$320,306,063

NVS	– Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.87%

AGRICULTURE – 1.18%
Monsanto Co.	68,833	$4,683,397

		4,683,397

APPAREL – 1.35%
Coach Inc.	37,550	2,245,866
Nike Inc. Class B	37,788	3,110,708

		5,356,574

AUTO MANUFACTURERS – 0.62%
PACCAR Inc.	46,132	2,450,071

		2,450,071

AUTO PARTS & EQUIPMENT – 0.88%
Johnson Controls Inc.	85,350	3,499,350

		3,499,350

BANKS – 0.39%
Northern Trust Corp.	30,717	1,535,543

		1,535,543

BEVERAGES – 4.59%
Coca-Cola Co. (The)	270,792	18,267,628

		18,267,628

BIOTECHNOLOGY – 0.89%
Celgene Corp.[a]	59,865	3,524,851

		3,524,851

CHEMICALS – 1.44%
Ecolab Inc.	29,702	1,567,077
Praxair Inc.	39,228	4,174,644

		5,741,721

COAL – 0.57%
Peabody Energy Corp.	33,915	2,266,200

		2,266,200

COMMERCIAL SERVICES – 2.63%
MasterCard Inc. Class A	13,667	3,770,589
Visa Inc. Class A	62,962	4,918,591
Western Union Co.	83,966	1,784,278

		10,473,458

COMPUTERS – 13.47%
Apple Inc.[a]	116,680	40,631,476
Cognizant Technology Solutions Corp.
Class Aa	38,603	3,200,189
EMC Corp.[a]	259,460	7,353,096

Security	Shares	Value
NetApp Inc.[a]	45,972	$2,389,625

		53,574,386

COSMETICS & PERSONAL CARE – 1.73%
Avon Products Inc.	54,596	1,604,030
Colgate-Palmolive Co.	62,820	5,298,867

		6,902,897

DIVERSIFIED FINANCIAL SERVICES – 2.96%
BlackRock Inc.[b]	12,179	2,386,353
Charles Schwab Corp. (The)	123,078	2,253,558
CME Group Inc.	8,550	2,528,834
Franklin Resources Inc.	19,361	2,499,892
T. Rowe Price Group Inc.	32,944	2,116,652

		11,785,289

ELECTRICAL COMPONENTS & EQUIPMENT – 1.47%
Emerson Electric Co.	96,039	5,835,330

		5,835,330

ELECTRONICS – 1.32%
Agilent Technologies Inc.[a]	44,378	2,214,906
Thermo Fisher Scientific Inc.[a]	50,558	3,032,974

		5,247,880

ENERGY – ALTERNATE SOURCES – 0.24%
First Solar Inc.[a,c]	6,959	971,268

		971,268

ENVIRONMENTAL CONTROL – 0.31%
Republic Services Inc.	39,660	1,254,049

		1,254,049

HEALTH CARE – PRODUCTS – 2.18%
Becton, Dickinson and Co.	27,055	2,325,107
Intuitive Surgical Inc.[a]	5,006	1,750,598
St. Jude Medical Inc.	43,572	2,328,488
Stryker Corp.	38,701	2,283,359

		8,687,552

INTERNET – 9.32%
Amazon.com Inc.[a]	44,827	8,808,505
eBay Inc.[a]	142,694	4,908,674
Google Inc. Class Aa	31,597	17,191,928
Priceline.com Inc.[a]	6,245	3,416,077
Yahoo! Inc.[a,c]	155,489	2,759,930

		37,085,114

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2011

Security	Shares	Value
IRON & STEEL – 0.43%
Nucor Corp.	36,245	$1,702,065

		1,702,065

LODGING – 1.44%
Las Vegas Sands Corp.[a]	57,135	2,685,916
Marriott International Inc. Class A	40,092	1,415,248
Wynn Resorts Ltd.	11,114	1,635,425

		5,736,589

MANUFACTURING – 0.89%
Danaher Corp.	64,215	3,547,237

		3,547,237

MEDIA – 3.97%
Comcast Corp. Class A	261,883	6,871,810
Comcast Corp. Class A Special	92,678	2,275,245
DIRECTV Class Aa	106,048	5,152,872
Discovery Communications Inc. Series Aa,c	17,311	766,185
Discovery Communications Inc. Series Ca	18,005	710,477

		15,776,589

METAL FABRICATE & HARDWARE – 0.70%
Precision Castparts Corp.	18,022	2,784,759

		2,784,759

MINING – 0.91%
Newmont Mining Corp.	61,495	3,604,222

		3,604,222

OIL & GAS – 2.23%
EOG Resources Inc.	32,045	3,618,201
Hess Corp.	38,894	3,343,328
Southwestern Energy Co.[a,c]	44,023	1,930,849

		8,892,378

OIL & GAS SERVICES – 7.87%
Baker Hughes Inc.	54,141	4,191,055
Cameron International Corp.[a,c]	30,970	1,632,738
Halliburton Co.	115,426	5,826,704
National Oilwell Varco Inc.	53,185	4,078,758
Schlumberger Ltd.	173,550	15,576,113

		31,305,368

PHARMACEUTICALS – 6.02%
Abbott Laboratories	195,710	10,184,749
Allergan Inc.	39,115	3,111,990

Security	Shares	Value
Express Scripts Inc.[a]	62,318	$3,535,923
Gilead Sciences Inc.[a]	101,156	3,928,899
Medco Health Solutions Inc.[a]	53,983	3,202,811

		23,964,372

RETAIL – 5.11%
AutoZone Inc.[a,c]	3,322	938,066
Bed Bath & Beyond Inc.[a]	32,402	1,818,400
Costco Wholesale Corp.	54,992	4,449,953
Kohl’s Corp.	35,064	1,848,224
Staples Inc.	92,833	1,962,490
Starbucks Corp.	94,559	3,422,090
TJX Companies Inc. (The)	50,345	2,699,499
Yum! Brands Inc.	59,438	3,188,254

		20,326,976

SEMICONDUCTORS – 0.81%
Broadcom Corp. Class Aa	61,653	2,168,952
Marvell Technology Group Ltd.[a]	68,186	1,052,110

		3,221,062

SOFTWARE – 14.10%
Activision Blizzard Inc.	68,845	784,145
Adobe Systems Inc.[a]	64,708	2,170,953
Automatic Data Processing Inc.	62,643	3,404,647
Citrix Systems Inc.[a,c]	23,885	2,014,461
Intuit Inc.[a]	36,238	2,013,383
Microsoft Corp.	950,557	24,733,493
Oracle Corp.	486,692	17,545,247
Paychex Inc.	41,275	1,350,105
Salesforce.com Inc.[a]	15,091	2,091,613

		56,108,047

TELECOMMUNICATIONS – 7.42%
American Tower Corp. Class Aa,c	51,064	2,671,158
Cisco Systems Inc.	705,025	12,380,239
Juniper Networks Inc.[a,c]	67,154	2,574,013
QUALCOMM Inc.	209,081	11,884,164

		29,509,574

TRANSPORTATION – 0.43%
C.H. Robinson Worldwide Inc.	21,111	1,692,680

		1,692,680

TOTAL COMMON STOCKS
(Cost: $342,910,243)		397,314,476

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 2.36%

MONEY MARKET FUNDS – 2.36%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[b,d,e]	8,186,357	$8,186,357
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[b,d,e]	845,526	845,526
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[b,d]	367,566	367,566

		9,399,449

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,399,449)		9,399,449

TOTAL INVESTMENTS IN SECURITIES – 102.23%
(Cost: $352,309,692)		406,713,925

Other Assets, Less Liabilities – (2.23)%		(8,890,574)

NET ASSETS – 100.00%		$397,823,351

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.94%

AEROSPACE & DEFENSE – 2.37%
General Dynamics Corp.	23,783	$1,731,878
Lockheed Martin Corp.	21,588	1,710,849
Northrop Grumman Corp.	20,525	1,305,595
Raytheon Co.	27,298	1,325,318

		6,073,640

AGRICULTURE – 3.10%
Altria Group Inc.	155,737	4,179,981
Archer-Daniels-Midland Co.	43,957	1,627,288
Lorillard Inc.	11,161	1,188,646
Reynolds American Inc.	25,325	939,811

		7,935,726

AIRLINES – 0.25%
Delta Air Lines Inc.[a]	62,583	649,612

		649,612

AUTO MANUFACTURERS – 2.13%
Ford Motor Co.[a]	267,207	4,133,692
General Motors Co.[a]	41,563	1,333,757

		5,467,449

BANKS – 3.32%
Bank of New York Mellon Corp. (The)	92,700	2,684,592
BB&T Corp.	51,776	1,393,810
Fifth Third Bancorp	68,604	910,375
PNC Financial Services Group Inc. (The)[b]	39,322	2,451,334
SunTrust Banks Inc.	37,300	1,051,487

		8,491,598

CHEMICALS – 3.35%
Dow Chemical Co. (The)	85,568	3,507,432
E.I. du Pont de Nemours and Co.	68,932	3,914,648
PPG Industries Inc.	12,214	1,156,300

		8,578,380

COMPUTERS – 3.33%
Dell Inc.[a,c]	127,200	1,972,872
Hewlett-Packard Co.	162,635	6,565,575

		8,538,447

DIVERSIFIED FINANCIAL SERVICES – 10.88%
Capital One Financial Corp.	34,133	1,868,099
Citigroup Inc.[a]	2,167,495	9,948,802
JPMorgan Chase & Co.	292,387	13,341,619

Security	Shares	Value
Morgan Stanley	103,108	$2,696,274

		27,854,794

ELECTRIC – 8.30%
American Electric Power Co. Inc.	35,707	1,302,591
Consolidated Edison Inc.	21,770	1,134,652
Dominion Resources Inc.	43,411	2,015,139
Duke Energy Corp.	98,638	1,839,599
Edison International	22,417	880,316
Entergy Corp.	13,556	945,124
Exelon Corp.	49,350	2,080,103
FirstEnergy Corp.	31,298	1,250,668
NextEra Energy Inc.	30,922	1,749,258
PG&E Corp.	29,669	1,367,148
PPL Corp.	41,886	1,148,933
Progress Energy Inc.	21,921	1,040,151
Public Service Enterprise Group Inc.	38,091	1,225,387
Southern Co.	62,711	2,448,237
Xcel Energy Inc.	34,150	830,870

		21,258,176

ENVIRONMENTAL CONTROL – 0.51%
Waste Management Inc.	33,368	1,316,701

		1,316,701

FOOD – 2.11%
Campbell Soup Co.	15,610	524,340
ConAgra Foods Inc.	32,942	805,432
Kraft Foods Inc. Class A	121,109	4,066,840

		5,396,612

FOREST PRODUCTS & PAPER – 0.36%
International Paper Co.	30,140	930,723

		930,723

GAS – 0.36%
Sempra Energy	16,720	921,272

		921,272

HEALTH CARE – SERVICES – 2.93%
Aetna Inc.	28,759	1,190,047
UnitedHealth Group Inc.	82,264	4,049,857
WellPoint Inc.	29,431	2,260,007

		7,499,911

INSURANCE – 4.96%
ACE Ltd.	25,340	1,704,115
Allstate Corp. (The)	37,773	1,278,238

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

April 30, 2011

Security	Shares	Value
Chubb Corp. (The)	22,829	$1,488,222
MetLife Inc.	61,509	2,878,006
Progressive Corp. (The)	46,758	1,025,871
Prudential Financial Inc.	36,141	2,292,062
Travelers Companies Inc. (The)	32,234	2,039,768

		12,706,282

MEDIA – 0.46%
CBS Corp. Class B NVS	46,612	1,175,555

		1,175,555

MINING – 0.53%
Alcoa Inc.	79,567	1,352,639

		1,352,639

OFFICE & BUSINESS EQUIPMENT – 0.41%
Xerox Corp.	103,327	1,042,569

		1,042,569

OIL & GAS – 26.78%
Apache Corp.	27,253	3,634,733
Chesapeake Energy Corp.	48,466	1,631,850
Chevron Corp.	149,932	16,408,558
ConocoPhillips	102,239	8,069,724
Devon Energy Corp.	30,670	2,790,970
Exxon Mobil Corp.	377,171	33,191,048
Marathon Oil Corp.	53,082	2,868,551

		68,595,434

PHARMACEUTICALS – 9.22%
Eli Lilly and Co.	73,386	2,716,016
Merck & Co. Inc.	229,880	8,264,186
Pfizer Inc.	602,482	12,628,023

		23,608,225

PIPELINES – 0.55%
Spectra Energy Corp.	48,482	1,407,917

		1,407,917

REAL ESTATE INVESTMENT TRUSTS – 0.41%
Annaly Capital Management Inc.	59,137	1,055,004

		1,055,004

SEMICONDUCTORS – 3.72%
Intel Corp.	410,463	9,518,637

		9,518,637

TELECOMMUNICATIONS – 9.60%
AT&T Inc.	444,357	13,828,390

Security	Shares	Value
CenturyLink Inc.	40,122	$1,636,175
Sprint Nextel Corp.[a]	219,775	1,138,435
Verizon Communications Inc.	211,417	7,987,334

		24,590,334

TOTAL COMMON STOCKS
(Cost: $235,679,143)		255,965,637

SHORT-TERM INVESTMENTS – 0.79%

MONEY MARKET FUNDS – 0.79%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[b,d,e]	1,627,141	1,627,141
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[b,d,e]	168,059	168,059
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[b,d]	237,415	237,415

		2,032,615

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,032,615)		2,032,615

TOTAL INVESTMENTS IN SECURITIES – 100.73%
(Cost: $237,711,758)		257,998,252

Other Assets, Less Liabilities – (0.73)%		(1,871,805)

NET ASSETS – 100.00%		$256,126,447

NVS	– Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.83%

ADVERTISING – 0.68%
Interpublic Group of Companies Inc. (The)	77,810	$914,267
Lamar Advertising Co. Class Aa	9,319	303,054

		1,217,321

AEROSPACE & DEFENSE – 2.08%
Goodrich Corp.	19,976	1,765,279
Rockwell Collins Inc.	24,839	1,567,341
Spirit AeroSystems Holdings Inc. Class Aa,b	17,102	420,709

		3,753,329

AIRLINES – 0.77%
Southwest Airlines Co.	118,731	1,395,089

		1,395,089

APPAREL – 0.76%
VF Corp.	13,697	1,377,370

		1,377,370

AUTO MANUFACTURERS – 0.33%
Navistar International Corp.[a]	8,634	600,236

		600,236

AUTO PARTS & EQUIPMENT – 1.65%
BorgWarner Inc.[a]	18,255	1,410,016
Goodyear Tire & Rubber Co. (The)[a]	38,425	697,414
Lear Corp.	16,857	862,067

		2,969,497

BANKS – 0.95%
BOK Financial Corp.	4,225	227,220
City National Corp.	7,644	436,549
Cullen/Frost Bankers Inc.	9,240	547,378
East West Bancorp Inc.	23,672	500,189

		1,711,336

BEVERAGES – 1.36%
Brown-Forman Corp. Class B NVS	14,163	1,017,753
Dr Pepper Snapple Group Inc.	36,328	1,424,058

		2,441,811

BIOTECHNOLOGY – 0.15%
Talecris Biotherapeutics Holdings Corp.[a]	9,877	275,766

		275,766

BUILDING MATERIALS – 0.66%
Armstrong World Industries Inc.	2,889	129,283

Security	Shares	Value
Lennox International Inc.	8,221	$399,623
Martin Marietta Materials Inc.	7,258	661,857

		1,190,763

CHEMICALS – 4.82%
Albemarle Corp.	14,626	1,031,864
CF Industries Holdings Inc.	11,376	1,610,273
FMC Corp.	11,632	1,026,873
International Flavors & Fragrances Inc.	12,573	798,637
Lubrizol Corp.	10,503	1,412,864
Rockwood Holdings Inc.[a]	9,564	542,661
RPM International Inc.	20,599	484,076
Sherwin-Williams Co. (The)	14,540	1,196,497
Valspar Corp. (The)	14,475	569,012

		8,672,757

COAL – 1.28%
Arch Coal Inc.	25,999	891,766
Walter Energy Inc.	10,221	1,412,746

		2,304,512

COMMERCIAL SERVICES – 4.15%
Alliance Data Systems Corp.[a,b]	8,346	792,870
Apollo Group Inc. Class Aa	20,511	821,055
Equifax Inc.	19,802	743,169
ITT Educational Services Inc.[a]	5,105	366,182
Lender Processing Services Inc.	14,654	431,267
Manpower Inc.	13,096	867,610
Moody’s Corp.	32,650	1,277,921
Robert Half International Inc.	23,604	715,909
SAIC Inc.[a,b]	59,474	1,034,848
Weight Watchers International Inc.	5,432	422,338

		7,473,169

COMPUTERS – 3.19%
Brocade Communications Systems Inc.[a]	75,024	468,900
SanDisk Corp.[a,b]	37,332	1,834,494
Seagate Technology PLC	75,498	1,330,275
Synopsys Inc.[a]	23,945	655,854
Western Digital Corp.[a]	36,609	1,457,038

		5,746,561

DIVERSIFIED FINANCIAL SERVICES – 4.03%
Affiliated Managers Group Inc.[a]	8,176	891,838
CIT Group Inc.[a]	28,378	1,204,930
Discover Financial Services	87,132	2,164,359

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2011

Security	Shares	Value
Federated Investors Inc. Class Bb	16,458	$424,287
NASDAQ OMX Group Inc. (The)[a]	22,002	596,254
Raymond James Financial Inc.	16,244	609,150
TD Ameritrade Holding Corp.	37,092	798,962
Waddell & Reed Financial Inc. Class A	13,774	564,872

		7,254,652

ELECTRIC – 1.26%
AES Corp. (The)[a]	127,391	1,686,657
DPL Inc.	19,172	580,720

		2,267,377

ELECTRICAL COMPONENTS & EQUIPMENT – 0.79%
Energizer Holdings Inc.[a]	11,107	838,912
Hubbell Inc. Class B	8,443	590,925

		1,429,837

ELECTRONICS – 0.65%
Garmin Ltd.[a,b]	18,451	631,578
PerkinElmer Inc.	18,863	533,257

		1,164,835

ENGINEERING & CONSTRUCTION – 3.54%
AECOM Technology Corp.[a,b]	16,624	453,170
Fluor Corp.	28,673	2,005,390
Jacobs Engineering Group Inc.[a]	20,114	997,855
KBR Inc.	24,218	929,245
McDermott International Inc.[a]	37,371	862,896
Shaw Group Inc. (The)[a]	13,578	528,184
URS Corp.[a]	13,369	598,263

		6,375,003

ENTERTAINMENT – 0.70%
International Game Technology	47,480	839,921
Penn National Gaming Inc.[a]	10,629	425,267

		1,265,188

ENVIRONMENTAL CONTROL – 0.33%
Nalco Holding Co.	20,613	602,106

		602,106

FOOD – 1.95%
Flowers Foods Inc.	14,675	448,468
Hershey Co. (The)	24,860	1,434,671
Hormel Foods Corp.	23,102	679,430
McCormick & Co. Inc. NVS	19,201	943,153

		3,505,722

Security	Shares	Value

FOREST PRODUCTS & PAPER – 1.59%
MeadWestvaco Corp.	26,888	$905,857
Plum Creek Timber Co. Inc.[b]	26,053	1,122,624
Rayonier Inc.	12,712	843,568

		2,872,049

HAND & MACHINE TOOLS – 0.93%
Kennametal Inc.	13,113	553,631
Lincoln Electric Holdings Inc.	6,864	539,373
Snap-on Inc.	9,311	575,140

		1,668,144

HEALTH CARE – PRODUCTS – 3.05%
Beckman Coulter Inc.	11,102	919,801
CareFusion Corp.[a]	35,408	1,039,933
Hologic Inc.[a]	41,374	911,055
Patterson Companies Inc.	16,355	567,682
Zimmer Holdings Inc.[a]	31,631	2,063,923

		5,502,394

HEALTH CARE – SERVICES – 1.74%
Community Health Systems Inc.[a]	14,850	456,340
Lincare Holdings Inc.	15,666	492,226
Quest Diagnostics Inc.	24,802	1,398,337
Universal Health Services Inc. Class B	14,372	787,298

		3,134,201

HOME BUILDERS – 0.61%
NVR Inc.[a]	903	667,615
Pulte Group Inc.[a]	53,436	434,435

		1,102,050

HOME FURNISHINGS – 0.30%
Harman International Industries Inc.	11,101	538,732

		538,732

HOUSEHOLD PRODUCTS & WARES – 2.32%
Clorox Co. (The)	22,162	1,543,805
Fortune Brands Inc.	24,338	1,583,917
Scotts Miracle-Gro Co. (The) Class A	7,190	406,019
Tupperware Brands Corp.	10,024	638,228

		4,171,969

INSURANCE – 1.62%
Alleghany Corp.[a]	1,176	386,924
Arthur J. Gallagher & Co.	16,841	501,525
Brown & Brown Inc.	18,400	475,640
Erie Indemnity Co. Class A	4,534	328,398

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2011

Security	Shares	Value
Markel Corp.[a]	1,570	$655,129
Old Republic International Corp.	38,514	487,972
Wesco Financial Corp.	222	87,024

		2,922,612

INTERNET – 0.27%
IAC/InterActiveCorp[a]	13,378	483,080

		483,080

IRON & STEEL – 1.48%
Cliffs Natural Resources Inc.	21,699	2,033,630
Steel Dynamics Inc.	34,430	626,282

		2,659,912

LEISURE TIME – 1.25%
Harley-Davidson Inc.	37,286	1,389,276
Royal Caribbean Cruises Ltd.[a]	21,494	855,891

		2,245,167

LODGING – 0.36%
MGM Resorts International[a]	50,855	643,824

		643,824

MACHINERY – 2.16%
AGCO Corp.[a]	14,816	853,105
Babcock & Wilcox Co. (The)[a]	18,651	585,828
Flowserve Corp.	8,931	1,130,843
Gardner Denver Inc.	8,280	715,475
IDEX Corp.	12,913	605,878

		3,891,129

MANUFACTURING – 5.64%
AptarGroup Inc.	10,067	528,014
Cooper Industries PLC	26,724	1,762,448
Dover Corp.	29,796	2,027,320
ITT Corp.	29,356	1,696,483
Leggett & Platt Inc.	23,434	616,080
Pall Corp.	18,493	1,080,731
Pentair Inc.	15,735	631,918
SPX Corp.	7,976	689,525
Textron Inc.	43,251	1,128,851

		10,161,370

MEDIA – 1.50%
John Wiley & Sons Inc. Class A	8,227	419,001
Liberty Global Inc.
Series Aa,b	18,042	838,953

Security	Shares	Value
Liberty Global Inc.
Series Ca	18,115	$804,125
Liberty Media Corp. – Starz
Series Aa	8,376	643,696

		2,705,775

METAL FABRICATE & HARDWARE – 0.39%
Timken Co. (The)	12,360	696,980

		696,980

MINING – 0.28%
Compass Minerals International Inc.	5,236	511,086

		511,086

OIL & GAS – 4.62%
Cabot Oil & Gas Corp.	16,644	936,724
Continental Resources Inc.[a]	5,022	344,911
Diamond Offshore Drilling Inc.	10,481	795,193
Helmerich & Payne Inc.	15,482	1,027,076
Nabors Industries Ltd.[a]	45,563	1,396,050
Plains Exploration & Production Co.[a]	22,277	847,417
Rowan Companies Inc.[a]	20,214	842,924
Sunoco Inc.	19,295	823,125
Whiting Petroleum Corp.[a]	18,743	1,302,639

		8,316,059

OIL & GAS SERVICES – 0.64%
Oil States International Inc.[a]	8,019	665,657
Tidewater Inc.	8,247	490,779

		1,156,436

PACKAGING & CONTAINERS – 1.36%
Ball Corp.	28,333	1,057,104
Packaging Corp. of America	16,381	467,350
Silgan Holdings Inc.	8,134	373,025
Smurfit-Stone Container Corp.[a]	14,564	560,423

		2,457,902

PHARMACEUTICALS – 3.80%
AmerisourceBergen Corp.	43,910	1,784,503
Cephalon Inc.[a]	12,124	931,123
Endo Pharmaceuticals Holdings Inc.[a]	16,632	651,309
Mylan Inc.[a]	69,423	1,730,021
Warner Chilcott PLC Class A	18,440	425,042
Watson Pharmaceuticals Inc.[a]	21,209	1,315,382

		6,837,380

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2011

Security	Shares	Value

PIPELINES – 0.27%
Questar Corp.	28,010	$492,136

		492,136

REAL ESTATE INVESTMENT TRUSTS – 9.67%
Alexandria Real Estate Equities Inc.	8,852	727,192
AvalonBay Communities Inc.	13,641	1,727,087
BRE Properties Inc. Class Ab	10,407	527,843
Camden Property Trust	10,991	689,685
Essex Property Trust Inc.	5,016	679,568
Federal Realty Investment Trust	9,749	853,622
Health Care REIT Inc.	27,533	1,480,449
Host Hotels & Resorts Inc.[b]	106,581	1,896,076
Kimco Realty Corp.	64,296	1,256,344
Macerich Co. (The)	20,754	1,096,226
Nationwide Health Properties Inc.	20,236	886,337
Piedmont Office Realty Trust Inc. Class A	27,691	551,051
Realty Income Corp.	18,741	666,243
Regency Centers Corp.	13,087	615,874
Senior Housing Properties Trust	22,701	538,468
Taubman Centers Inc.	8,735	507,940
UDR Inc.	29,147	754,616
Ventas Inc.[b]	26,048	1,456,865
Weingarten Realty Investors	19,142	505,540

		17,417,026

RETAIL – 5.87%
Abercrombie & Fitch Co. Class A	14,130	1,000,404
Advance Auto Parts Inc.	13,480	882,401
Aeropostale Inc.[a]	14,094	359,820
American Eagle Outfitters Inc.	31,335	487,573
AutoNation Inc.[a,b]	7,339	248,865
Big Lots Inc.[a]	12,087	496,896
Darden Restaurants Inc.	22,314	1,048,089
Family Dollar Stores Inc.	19,021	1,031,128
Limited Brands Inc.	44,018	1,811,781
Nordstrom Inc.	27,229	1,294,739
Sears Holdings Corp.[a,b]	7,590	652,512
Signet Jewelers Ltd.[a]	13,652	597,275
Williams-Sonoma Inc.	15,136	657,054

		10,568,537

SAVINGS & LOANS – 0.52%
People’s United Financial Inc.	56,107	768,105

Security	Shares	Value
TFS Financial Corp.	14,869	$161,775

		929,880

SEMICONDUCTORS – 5.97%
Advanced Micro Devices Inc.[a]	91,729	834,734
Analog Devices Inc.	47,690	1,922,384
Linear Technology Corp.	33,497	1,165,696
LSI Corp.[a]	98,977	725,501
Maxim Integrated Products Inc.	47,749	1,305,458
Microchip Technology Inc.	30,183	1,238,710
National Semiconductor Corp.	38,328	924,471
Novellus Systems Inc.[a]	14,702	471,934
ON Semiconductor Corp.[a]	67,944	714,091
Xilinx Inc.	41,439	1,444,564

		10,747,543

SOFTWARE – 2.33%
Broadridge Financial Solutions Inc.	19,974	464,196
Dun & Bradstreet Corp. (The)	7,996	657,111
Fidelity National Information Services Inc.	41,090	1,360,079
Global Payments Inc.	12,756	679,129
Parametric Technology Corp.[a]	18,555	450,330
Total System Services Inc.	31,186	587,856

		4,198,701

TELECOMMUNICATIONS – 0.93%
Amdocs Ltd.[a]	28,694	882,340
Tellabs Inc.	54,161	266,472
tw telecom inc.[a,b]	24,279	522,970

		1,671,782

TEXTILES – 0.64%
Cintas Corp.	20,081	623,515
Mohawk Industries Inc.[a]	8,843	530,934

		1,154,449

TOYS, GAMES & HOBBIES – 1.37%
Hasbro Inc.	19,552	915,816
Mattel Inc.	57,861	1,546,046

		2,461,862

WATER – 0.27%
Aqua America Inc.	21,918	494,251

		494,251

TOTAL COMMON STOCKS
(Cost: $143,173,027)		179,808,655

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2011

Security	Shares	Value

SHORT-TERM INVESTMENTS – 5.06%

MONEY MARKET FUNDS – 5.06%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[c,d,e]	8,039,739	$8,039,739
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[c,d,e]	830,383	830,383
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	240,142	240,142

		9,110,264

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,110,264)		9,110,264

TOTAL INVESTMENTS IN SECURITIES – 104.89%
(Cost: $152,283,291)		188,918,919

Other Assets, Less Liabilities – (4.89)%		(8,798,803)

NET ASSETS – 100.00%		$180,120,116

NVS	– Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.95%

AEROSPACE & DEFENSE – 0.68%
BE Aerospace Inc.[a]	19,551	$754,473
TransDigm Group Inc.[a]	7,659	637,995

		1,392,468

APPAREL – 1.54%
Guess? Inc.	13,062	561,535
Phillips-Van Heusen Corp.	12,571	885,124
Polo Ralph Lauren Corp.	13,100	1,713,087

		3,159,746

AUTO PARTS & EQUIPMENT – 0.47%
WABCO Holdings Inc.[a]	13,023	961,749

		961,749

BEVERAGES – 1.30%
Green Mountain Coffee Roasters Inc.[a]	25,646	1,717,256
Hansen Natural Corp.[a]	14,383	951,436

		2,668,692

BIOTECHNOLOGY – 3.00%
Alexion Pharmaceuticals Inc.[a]	18,450	1,787,620
Bio-Rad Laboratories Inc. Class Aa	3,902	488,218
Illumina Inc.[a]	25,349	1,799,272
Life Technologies Corp.[a]	38,073	2,101,630

		6,176,740

BUILDING MATERIALS – 0.41%
Owens Corning[a]	22,255	842,129

		842,129

CHEMICALS – 1.37%
Airgas Inc.	14,707	1,021,401
Intrepid Potash Inc.[a]	8,719	298,713
Sigma-Aldrich Corp.	21,328	1,505,330

		2,825,444

COAL – 2.59%
Alpha Natural Resources Inc.[a,b]	24,322	1,414,811
CONSOL Energy Inc.	45,961	2,486,031
Massey Energy Co.	20,989	1,432,289

		5,333,131

COMMERCIAL SERVICES – 3.32%
Corrections Corp. of America[a]	22,431	558,308
DeVry Inc.	12,445	658,340
Gartner Inc.[a]	16,751	718,785

Security	Shares	Value
Iron Mountain Inc.	37,623	$1,198,293
Morningstar Inc.	4,439	255,686
Pharmaceutical Product Development Inc.	22,389	690,701
Quanta Services Inc.[a]	42,579	923,113
Rollins Inc.	15,315	321,156
Sotheby’s	13,697	691,972
Verisk Analytics Inc. Class Aa	24,576	808,550

		6,824,904

COMPUTERS – 2.72%
FactSet Research Systems Inc.	8,687	950,445
IHS Inc. Class Aa	9,542	841,986
MICROS Systems Inc.[a]	16,426	854,480
Riverbed Technology Inc.[a]	29,956	1,052,654
Teradata Corp.[a]	34,001	1,901,336

		5,600,901

COSMETICS & PERSONAL CARE – 1.47%
Alberto-Culver Co.	17,822	665,473
Estee Lauder Companies Inc. (The) Class A	24,277	2,354,869

		3,020,342

DISTRIBUTION & WHOLESALE – 2.21%
Fastenal Co.[b]	30,060	2,016,725
LKQ Corp.[a]	29,112	734,205
W.W. Grainger Inc.	11,883	1,801,463

		4,552,393

DIVERSIFIED FINANCIAL SERVICES – 1.99%
CBOE Holdings Inc.	2,723	73,031
E*TRADE Financial Corp.[a]	40,790	662,430
Eaton Vance Corp.	24,016	811,020
IntercontinentalExchange Inc.[a]	14,983	1,803,204
Jefferies Group Inc.	25,568	617,978
LPL Investment Holdings Inc.[a]	3,316	121,631

		4,089,294

ELECTRIC – 0.94%
Calpine Corp.[a]	71,113	1,191,143
ITC Holdings Corp.	10,326	732,423

		1,923,566

ELECTRICAL COMPONENTS & EQUIPMENT – 0.73%
AMETEK Inc.	32,779	1,509,145

		1,509,145

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2011

Security	Shares	Value
ELECTRONICS – 4.75%
Amphenol Corp. Class A	35,325	$1,975,021
Dolby Laboratories Inc. Class Aa	10,836	542,450
FLIR Systems Inc.	32,199	1,134,049
Gentex Corp.	28,018	878,364
Itron Inc.[a]	8,180	445,237
Mettler-Toledo International Inc.[a]	6,696	1,254,831
National Instruments Corp.	18,480	560,683
Trimble Navigation Ltd.[a,b]	24,483	1,146,784
Waters Corp.[a]	18,628	1,825,544

		9,762,963

ENERGY – ALTERNATE SOURCES – 0.22%
Covanta Holding Corp.	26,622	457,100

		457,100

ENTERTAINMENT – 0.16%
DreamWorks Animation SKG Inc. Class Aa	12,736	337,377

		337,377

ENVIRONMENTAL CONTROL – 1.12%
Stericycle Inc.[a,b]	17,309	1,579,966
Waste Connections Inc.	23,681	728,664

		2,308,630

FOOD – 0.85%
Whole Foods Market Inc.	27,985	1,756,339

		1,756,339

HEALTH CARE – PRODUCTS – 5.46%
Bruker Corp.[a,b]	14,784	291,836
C.R. Bard Inc.	19,059	2,034,548
DENTSPLY International Inc.	29,088	1,091,963
Edwards Lifesciences Corp.[a]	22,891	1,976,638
Gen-Probe Inc.[a]	9,899	820,825
Henry Schein Inc.[a,b]	18,623	1,360,783
IDEXX Laboratories Inc.[a]	11,713	953,790
ResMed Inc.[a]	30,815	982,690
Varian Medical Systems Inc.[a]	24,389	1,712,108

		11,225,181

HEALTH CARE – SERVICES – 2.55%
Covance Inc.[a]	13,166	824,192
DaVita Inc.[a]	19,824	1,746,296
Laboratory Corp. of America Holdings[a]	20,698	1,996,736
MEDNAX Inc.[a]	9,562	678,137

		5,245,361

Security	Shares	Value
HOLDING COMPANIES – DIVERSIFIED – 0.74%
Leucadia National Corp.	39,395	$1,523,011

		1,523,011

HOME FURNISHINGS – 0.40%
Tempur-Pedic International Inc.[a]	13,197	828,508

		828,508

HOUSEHOLD PRODUCTS & WARES – 1.01%
Church & Dwight Co. Inc.	14,268	1,176,825
Fossil Inc.[a]	9,400	900,332

		2,077,157

INTERNET – 5.35%
Akamai Technologies Inc.[a]	37,019	1,274,934
Equinix Inc.[a]	9,213	927,381
Expedia Inc.	40,867	1,022,901
F5 Networks Inc.[a]	16,411	1,663,419
Netflix Inc.[a]	9,184	2,136,841
Rackspace Hosting Inc.[a]	21,087	974,009
TIBCO Software Inc.[a,b]	33,883	1,016,151
VeriSign Inc.	35,078	1,296,483
WebMD Health Corp.[a]	11,845	685,470

		10,997,589

IRON & STEEL – 0.66%
Allegheny Technologies Inc.	18,926	1,362,672

		1,362,672

LEISURE TIME – 0.19%
WMS Industries Inc.[a]	12,006	393,797

		393,797

LODGING – 1.03%
Starwood Hotels & Resorts
Worldwide Inc.	35,595	2,120,394

		2,120,394

MACHINERY – 3.27%
Bucyrus International Inc.	15,318	1,400,831
Joy Global Inc.	20,786	2,098,347
Nordson Corp.	12,425	707,852
Rockwell Automation Inc.	28,816	2,510,738

		6,717,768

MANUFACTURING – 1.24%
Donaldson Co. Inc.	14,508	888,325
Roper Industries Inc.	19,148	1,656,110

		2,544,435

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2011

Security	Shares	Value
MEDIA – 1.89%
Cablevision NY Group Class A	48,246	$1,699,707
Liberty Media Corp. – Liberty
Capital Group
Series Aa	15,234	1,253,301
Scripps Networks Interactive Inc. Class A	18,120	931,730

		3,884,738

MINING – 0.50%
Royal Gold Inc.	10,940	667,121
Titanium Metals Corp.[a]	17,499	350,505

		1,017,626

OIL & GAS – 8.58%
Atlas Energy Inc. Escrow[a,c]	17,054	1,705
Concho Resources Inc.[a]	20,843	2,227,075
Denbury Resources Inc.[a]	81,008	1,828,351
EQT Corp.	30,403	1,599,502
EXCO Resources Inc.	34,757	728,159
Petrohawk Energy Corp.[a]	61,327	1,656,442
Pioneer Natural Resources Co.	18,777	1,919,573
Pride International Inc.[a]	32,395	1,422,465
QEP Resources Inc.	35,681	1,524,649
Quicksilver Resources Inc.[a]	24,437	362,889
Range Resources Corp.	32,442	1,831,351
SM Energy Co.	12,801	971,084
Ultra Petroleum Corp.[a]	30,984	1,573,677

		17,646,922

OIL & GAS SERVICES – 2.65%
Core Laboratories NV	9,088	872,266
Dresser-Rand Group Inc.[a]	16,429	863,180
Dril-Quip Inc.[a]	6,294	481,869
FMC Technologies Inc.[a]	48,868	2,271,384
Oceaneering International Inc.[a]	11,017	963,106

		5,451,805

PHARMACEUTICALS – 2.81%
BioMarin Pharmaceutical Inc.[a]	20,783	558,855
Herbalife Ltd.[b]	12,050	1,081,849
Hospira Inc.[a]	34,074	1,933,018
Perrigo Co.	17,011	1,537,114
United Therapeutics Corp.[a]	10,111	677,032

		5,787,868

Security	Shares	Value
REAL ESTATE – 1.21%
CB Richard Ellis Group Inc. Class Aa	59,969	$1,601,772
Jones Lang LaSalle Inc.	8,553	875,656

		2,477,428

REAL ESTATE INVESTMENT TRUSTS – 0.54%
Digital Realty Trust Inc.[b]	18,425	1,111,765

		1,111,765

RETAIL – 7.69%
CarMax Inc.[a]	45,448	1,577,046
Chipotle Mexican Grill Inc.[a,b]	6,345	1,692,783
Copart Inc.[a]	14,966	679,007
Dick’s Sporting Goods Inc.[a]	18,457	755,445
Dollar General Corp.[a]	6,898	224,806
Dollar Tree Inc.[a]	25,539	1,468,492
MSC Industrial Direct Co. Inc. Class A	9,373	671,013
O’Reilly Automotive Inc.[a]	28,471	1,681,497
Panera Bread Co. Class Aa	5,907	715,397
PetSmart Inc.	24,082	1,015,538
Ross Stores Inc.	24,287	1,789,709
Tiffany & Co.	25,771	1,789,538
Tractor Supply Co.	14,744	912,211
Urban Outfitters Inc.[a]	26,554	835,389

		15,807,871

SEMICONDUCTORS – 6.08%
Altera Corp.	65,148	3,172,708
Atmel Corp.[a]	93,849	1,435,890
Cree Inc.[a]	22,296	908,339
Lam Research Corp.[a]	25,046	1,209,972
MEMC Electronic Materials Inc.[a]	46,191	546,440
NVIDIA Corp.[a]	118,465	2,369,300
Rovi Corp.[a]	21,442	1,041,223
Skyworks Solutions Inc.[a]	37,805	1,189,345
Varian Semiconductor Equipment Associates Inc.[a]	15,123	634,107

		12,507,324

SOFTWARE – 9.73%
Allscripts Healthcare Solutions Inc.[a]	37,942	817,271
ANSYS Inc.[a]	18,394	1,017,004
Autodesk Inc.[a]	46,666	2,099,037
BMC Software Inc.[a]	36,674	1,842,135
Cerner Corp.[a]	14,142	1,699,586
Concur Technologies Inc.[a]	9,142	529,047

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2011

Security	Shares	Value
Electronic Arts Inc.[a]	68,159	$1,375,449
Fiserv Inc.[a]	30,549	1,872,959
Informatica Corp.[a]	19,131	1,071,527
MSCI Inc. Class Aa	24,165	857,133
Nuance Communications Inc.[a]	46,284	958,079
Red Hat Inc.[a]	39,343	1,867,612
SEI Investments Co.	31,147	695,512
Solera Holdings Inc.	14,319	787,545
VeriFone Systems Inc.[a]	17,842	978,098
VMware Inc. Class Aa	16,034	1,530,125

		19,998,119

TELECOMMUNICATIONS – 2.36%
JDS Uniphase Corp.[a]	44,371	924,692
MetroPCS Communications Inc.[a]	50,885	856,395
NII Holdings Inc.[a]	34,511	1,434,967
Polycom Inc.[a]	17,339	1,037,392
Telephone and Data Systems Inc.	10,263	344,426
Telephone and Data Systems Inc. Special	8,652	252,206

		4,850,078

TRANSPORTATION – 2.17%
Expeditors International of Washington Inc.	43,386	2,354,558
J.B. Hunt Transport Services Inc.	18,807	896,718
Kansas City Southern Industries Inc.[a]	20,721	1,204,097

		4,455,373

TOTAL COMMON STOCKS
(Cost: $163,316,192)		205,535,843

Security	Shares	Value
SHORT-TERM INVESTMENTS – 3.40%

MONEY MARKET FUNDS – 3.40%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[d,e,f]	6,212,408	$6,212,408
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[d,e,f]	641,647	641,647
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[d,e]	144,270	144,270

		6,998,325

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,998,325)		6,998,325

TOTAL INVESTMENTS IN SECURITIES – 103.35%
(Cost: $170,314,517)		212,534,168

Other Assets, Less Liabilities – (3.35)%		(6,890,882)

NET ASSETS – 100.00%		$205,643,286

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.90%

ADVERTISING – 0.06%
Clear Channel Outdoor Holdings Inc. Class Aa,b	5,363	$73,795

		73,795

AEROSPACE & DEFENSE – 1.21%
Alliant Techsystems Inc.	4,133	291,996
L-3 Communications Holdings Inc.	15,100	1,210,869

		1,502,865

AGRICULTURE – 1.17%
Bunge Ltd.	19,329	1,458,180

		1,458,180

AIRLINES – 0.98%
AMR Corp.[a,b]	44,537	261,432
United Continental Holdings Inc.[a]	42,133	961,475

		1,222,907

APPAREL – 0.33%
Hanesbrands Inc.[a,b]	12,453	404,847

		404,847

AUTO MANUFACTURERS – 0.31%
Oshkosh Corp.[a]	12,038	381,123

		381,123

AUTO PARTS & EQUIPMENT – 0.62%
TRW Automotive Holdings Corp.[a,b]	13,537	772,421

		772,421

BANKS – 5.81%
Comerica Inc.	23,522	892,189
Commerce Bancshares Inc.	10,323	439,347
First Horizon National Corp.	34,718	380,162
Huntington Bancshares Inc.	114,870	779,967
KeyCorp	117,200	1,016,124
M&T Bank Corp.	14,886	1,315,476
Marshall & Ilsley Corp.	69,792	570,201
Regions Financial Corp.	167,543	1,229,766
Zions Bancorporation	24,353	595,431

		7,218,663

BEVERAGES – 2.28%
Coca-Cola Enterprises Inc.	43,613	1,239,045
Constellation Brands Inc. Class Aa	24,910	557,735

Security	Shares	Value
Molson Coors Brewing Co. Class B NVS	21,258	$1,036,328

		2,833,108

BIOTECHNOLOGY – 0.59%
Human Genome Sciences Inc.[a]	24,980	736,161

		736,161

BUILDING MATERIALS – 0.52%
Masco Corp.	47,943	643,395

		643,395

CHEMICALS – 2.55%
Ashland Inc.	9,578	594,602
Celanese Corp. Series A	20,901	1,043,378
Eastman Chemical Co.	9,113	977,369
Huntsman Corp.	25,555	532,822
Valhi Inc.	754	23,857

		3,172,028

COMMERCIAL SERVICES – 1.41%
H&R Block Inc.	40,676	703,288
Hertz Global Holdings Inc.[a]	31,101	535,248
R.R. Donnelley & Sons Co.	27,271	514,331

		1,752,867

COMPUTERS – 1.11%
Computer Sciences Corp.	20,493	1,044,733
Lexmark International Inc. Class Aa	10,410	335,723

		1,380,456

DISTRIBUTION & WHOLESALE – 1.23%
Genuine Parts Co.	21,269	1,142,146
Ingram Micro Inc. Class Aa	20,803	389,640

		1,531,786

DIVERSIFIED FINANCIAL SERVICES – 2.55%
Legg Mason Inc.	18,970	704,736
NYSE Euronext Inc.	34,550	1,383,727
SLM Corp.[a]	64,801	1,075,049

		3,163,512

ELECTRIC – 11.08%
Alliant Energy Corp.	14,704	581,396
Ameren Corp.	31,994	937,744
CenterPoint Energy Inc.	52,657	979,420
CMS Energy Corp.	32,599	645,460
Constellation Energy Group Inc.	24,030	875,173
DTE Energy Co.	22,467	1,135,258

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2011

Security	Shares	Value
Great Plains Energy Inc.	17,961	$369,637
Integrys Energy Group Inc.	10,164	532,187
MDU Resources Group Inc.	23,100	551,859
Northeast Utilities	23,363	831,723
NRG Energy Inc.[a]	32,964	797,729
NSTAR	13,809	639,357
NV Energy Inc.	31,096	472,348
OGE Energy Corp.	12,949	688,498
Pepco Holdings Inc.	29,623	570,835
Pinnacle West Capital Corp.	14,468	627,767
SCANA Corp.	15,221	631,976
TECO Energy Inc.	26,828	516,976
Westar Energy Inc.	14,669	399,143
Wisconsin Energy Corp.	31,189	973,409

		13,757,895

ELECTRICAL COMPONENTS & EQUIPMENT – 0.36%
Molex Inc.	8,538	230,526
Molex Inc. Class A NVS	9,460	213,039

		443,565

ELECTRONICS – 1.67%
Arrow Electronics Inc.[a,b]	15,302	697,618
Avnet Inc.[a]	20,177	732,829
AVX Corp.	6,820	111,234
Jabil Circuit Inc.	26,661	528,954

		2,070,635

FOOD – 5.36%
Corn Products International Inc.	10,016	551,882
J.M. Smucker Co. (The)	15,938	1,196,466
Ralcorp Holdings Inc.[a]	7,286	566,851
Safeway Inc.	49,732	1,208,985
Sara Lee Corp.	78,542	1,508,006
Smithfield Foods Inc.[a]	20,667	486,914
SUPERVALU Inc.	28,189	317,408
Tyson Foods Inc. Class A	41,036	816,616

		6,653,128

FOREST PRODUCTS & PAPER – 1.74%
Domtar Corp.	5,594	520,354
Weyerhaeuser Co.	71,219	1,638,749

		2,159,103

GAS – 3.09%
AGL Resources Inc.	10,360	430,044

Security	Shares	Value
Atmos Energy Corp.	12,054	$420,564
Energen Corp.	9,641	626,761
National Fuel Gas Co.	9,310	682,423
NiSource Inc.	36,926	718,211
Southern Union Co.	15,536	464,526
UGI Corp.	14,701	489,543

		3,832,072

HAND & MACHINE TOOLS – 1.29%
Stanley Black & Decker Inc.	22,060	1,602,659

		1,602,659

HEALTH CARE – PRODUCTS – 1.94%
Alere Inc.[a]	11,164	414,631
Boston Scientific Corp.[a]	201,099	1,506,232
Kinetic Concepts Inc.[a]	8,380	494,671

		2,415,534

HEALTH CARE – SERVICES – 2.24%
Coventry Health Care Inc.[a]	19,760	637,655
Health Net Inc.[a]	13,024	433,699
Humana Inc.[a]	22,454	1,709,199

		2,780,553

HOME BUILDERS – 0.99%
D.R. Horton Inc.	36,918	459,260
Lennar Corp. Class A	20,684	392,789
Toll Brothers Inc.[a]	17,902	376,121

		1,228,170

HOME FURNISHINGS – 0.70%
Whirlpool Corp.	10,140	873,865

		873,865

HOUSEHOLD PRODUCTS & WARES – 0.82%
Avery Dennison Corp.	13,790	575,595
Jarden Corp.	12,246	445,632

		1,021,227

HOUSEWARES – 0.59%
Newell Rubbermaid Inc.	38,727	738,137

		738,137

INSURANCE – 14.94%
American Financial Group Inc.	10,424	372,867
American International Group Inc.[a,b]	16,694	520,018
Arch Capital Group Ltd.[a]	6,516	677,664
Assurant Inc.	14,166	562,390
Assured Guaranty Ltd.	22,390	380,630

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2011

Security	Shares	Value
Axis Capital Holdings Ltd.	16,466	$582,238
CIGNA Corp.	36,675	1,717,490
Cincinnati Financial Corp.	20,262	641,900
CNA Financial Corp.	3,907	121,273
Everest Re Group Ltd.	6,902	628,910
Fidelity National Financial Inc. Class A	30,347	468,558
Genworth Financial Inc. Class Aa	65,174	794,471
Hartford Financial Services Group Inc. (The)	59,243	1,716,270
HCC Insurance Holdings Inc.	15,360	499,814
Lincoln National Corp.	41,995	1,311,504
Mercury General Corp.	3,493	138,812
PartnerRe Ltd.	9,339	750,482
Principal Financial Group Inc.	40,053	1,351,789
Reinsurance Group of America Inc.	9,678	612,617
RenaissanceRe Holdings Ltd.	7,294	512,622
Torchmark Corp.	10,778	721,264
Transatlantic Holdings Inc.	8,408	414,430
Unum Group	42,308	1,120,316
W.R. Berkley Corp.	16,880	550,457
White Mountains Insurance Group Ltd.	920	328,909
XL Group PLC	43,119	1,052,966

		18,550,661

INTERNET – 1.06%
Liberty Media Corp. – Liberty Interactive Group Series Aa	75,285	1,315,982

		1,315,982

IRON & STEEL – 1.19%
Reliance Steel & Aluminum Co.	9,894	560,100
United States Steel Corp.	19,120	912,215

		1,472,315

LODGING – 0.65%
Wyndham Worldwide Corp.	23,335	807,624

		807,624

MACHINERY – 0.40%
Terex Corp.[a]	14,408	501,110

		501,110

MEDIA – 1.18%
DISH Network Corp. Class Aa	27,743	694,685
Gannett Co. Inc.	31,396	472,824

Security	Shares	Value
Washington Post Co. (The) Class B	695	$302,950

		1,470,459

MINING – 0.56%
Vulcan Materials Co.[b]	15,391	695,673

		695,673

OFFICE & BUSINESS EQUIPMENT – 0.54%
Pitney Bowes Inc.	27,111	665,846

		665,846

OIL & GAS – 4.67%
Cimarex Energy Co.	11,190	1,237,502
Forest Oil Corp.[a]	14,931	536,172
Newfield Exploration Co.[a]	17,803	1,260,453
Patterson-UTI Energy Inc.	20,612	641,239
Valero Energy Corp.	74,962	2,121,425

		5,796,791

PACKAGING & CONTAINERS – 2.51%
Bemis Co. Inc.	14,371	450,387
Crown Holdings Inc.[a]	21,258	795,049
Greif Inc. Class A	3,262	202,570
Owens-Illinois Inc.[a]	21,993	652,533
Sealed Air Corp.	21,022	541,737
Sonoco Products Co.	13,700	473,472

		3,115,748

PHARMACEUTICALS – 1.42%
Forest Laboratories Inc.[a]	38,423	1,274,107
Omnicare Inc.	15,472	486,130

		1,760,237

PIPELINES – 2.21%
El Paso Corp.	93,933	1,823,239
ONEOK Inc.	13,135	918,662

		2,741,901

REAL ESTATE INVESTMENT TRUSTS – 4.91%
AMB Property Corp.	22,435	816,634
Apartment Investment and Management Co. Class A	15,531	418,716
Chimera Investment Corp.	134,004	542,716
Developers Diversified Realty Corp.	25,749	379,540
Duke Realty Corp.	33,680	513,620
Hospitality Properties Trust[b]	16,495	398,354
Liberty Property Trust	15,062	529,731
Mack-Cali Realty Corp.	11,416	403,213

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2011

Security	Shares	Value
ProLogis	75,909	$1,236,558
SL Green Realty Corp.	10,408	858,972

		6,098,054

RETAIL – 2.55%
GameStop Corp. Class Aa,b	20,336	522,228
J.C. Penney Co. Inc.	27,668	1,063,835
Macy’s Inc.	55,988	1,338,673
RadioShack Corp.	15,251	241,118

		3,165,854

SAVINGS & LOANS – 1.75%
First Niagara Financial Group Inc.	41,064	591,322
Hudson City Bancorp Inc.	64,931	618,792
New York Community Bancorp Inc.	58,088	964,261

		2,174,375

SEMICONDUCTORS – 1.84%
KLA-Tencor Corp.	22,389	982,877
Micron Technology Inc.[a]	115,382	1,302,663

		2,285,540

TELECOMMUNICATIONS – 2.37%
Frontier Communications Corp.	133,097	1,100,712
Harris Corp.	17,212	914,474
United States Cellular Corp.[a,b]	2,013	99,120
Windstream Corp.	64,471	825,873

		2,940,179

WATER – 0.55%
American Water Works Co. Inc.	23,287	684,172

		684,172

TOTAL COMMON STOCKS
(Cost: $112,099,652)		124,067,178

Security	Shares	Value
SHORT-TERM INVESTMENTS – 2.28%

MONEY MARKET FUNDS – 2.28%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.20%[c,d,e]	2,487,395	$2,487,395
BlackRock Cash Funds: Prime,
SL Agency Shares
0.21%[c,d,e]	256,910	256,910
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	81,499	81,499

		2,825,804

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,825,804)		2,825,804

TOTAL INVESTMENTS IN SECURITIES – 102.18%
(Cost: $114,925,456)		126,892,982

Other Assets, Less Liabilities – (2.18)%		(2,702,482)

NET ASSETS – 100.00%		$124,190,500

NVS	– Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.91%

AEROSPACE & DEFENSE – 1.70%
AAR Corp.	21,183	$551,605
Esterline Technologies Corp.[a,b]	16,253	1,166,966
Moog Inc. Class Aa	21,927	967,419
Teledyne Technologies Inc.[a]	19,188	968,802

		3,654,792

AIRLINES – 0.17%
Allegiant Travel Co.	8,017	359,723

		359,723

APPAREL – 2.23%
Carter’s Inc.[a,b]	30,742	950,543
Columbia Sportswear Co.[b]	7,931	539,229
Iconix Brand Group Inc.[a]	38,679	947,249
SKECHERS U.S.A. Inc. Class Aa	19,092	363,702
Timberland Co. Class Aa,b	21,348	964,716
Wolverine World Wide Inc.	26,095	1,035,449

		4,800,888

AUTO PARTS & EQUIPMENT – 0.68%
Tenneco Inc.[a,b]	31,738	1,466,613

		1,466,613

BANKS – 5.37%
First Citizens BancShares Inc. Class A	2,920	584,029
First Financial Bancorp	31,139	513,171
First Financial Bankshares Inc.	11,112	615,827
First Midwest Bancorp Inc.	39,530	517,843
Glacier Bancorp Inc.	37,707	566,736
Hancock Holding Co.	12,422	405,703
IBERIABANK Corp.	14,270	856,343
International Bancshares Corp.	31,107	548,105
MB Financial Inc.	28,156	582,548
Park National Corp.	7,127	492,333
PrivateBancorp Inc.	32,735	515,249
Prosperity Bancshares Inc.	24,631	1,129,331
SVB Financial Group[a]	22,453	1,357,059
UMB Financial Corp.	17,489	736,462
Umpqua Holdings Corp.	60,718	704,936
Westamerica Bancorporation	15,539	789,226
Wintrust Financial Corp.	18,347	618,110

		11,533,011

Security	Shares	Value
BIOTECHNOLOGY – 0.81%
Charles River Laboratories International Inc.[a]	30,878	$1,302,743
Savient Pharmaceuticals Inc.[a]	37,568	436,164

		1,738,907

BUILDING MATERIALS – 0.59%
Eagle Materials Inc.	23,649	687,950
USG Corp.[a]	37,327	575,582

		1,263,532

CHEMICALS – 2.75%
Kraton Performance Polymers Inc.[a]	16,707	771,195
Kronos Worldwide Inc.	5,168	318,142
Minerals Technologies Inc.	10,041	682,788
NewMarket Corp.	6,314	1,163,796
OM Group Inc.[a,b]	16,504	598,105
PolyOne Corp.	46,073	667,137
Solutia Inc.[a]	64,922	1,710,695

		5,911,858

COAL – 0.48%
Patriot Coal Corp.[a]	41,160	1,036,409

		1,036,409

COMMERCIAL SERVICES – 5.28%
Aaron’s Inc.	39,140	1,126,841
ABM Industries Inc.	23,803	578,889
Avis Budget Group Inc.[a]	54,509	1,033,491
Bridgepoint Education Inc.[a,b]	10,096	177,185
Chemed Corp.	12,217	850,670
Corporate Executive Board Co. (The)	18,251	727,302
Dollar Thrifty Automotive Group Inc.[a]	14,253	982,459
Euronet Worldwide Inc.[a,b]	25,669	481,294
Hillenbrand Inc.	33,112	758,927
KAR Auction Services Inc.[a]	12,831	250,205
Korn/Ferry International[a]	24,745	512,469
RSC Holdings Inc.[a]	25,790	339,654
Service Corp. International	131,947	1,553,016
Team Health Holdings Inc.[a]	15,213	302,434
Towers Watson & Co. Class A	29,111	1,669,807

		11,344,643

COMPUTERS – 1.41%
CACI International Inc. Class Aa,b	16,219	991,143
Mentor Graphics Corp.[a]	58,481	862,595

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2011

Security	Shares	Value
SRA International Inc. Class Aa	23,683	$733,936
Sykes Enterprises Inc.[a,b]	22,488	450,435

		3,038,109

DISTRIBUTION & WHOLESALE – 2.65%
Owens & Minor Inc.	33,411	1,151,009
Pool Corp.	26,434	799,893
ScanSource Inc.[a,b]	14,216	508,506
United Stationers Inc.	12,502	900,894
Watsco Inc.	13,237	938,371
WESCO International Inc.[a]	22,523	1,395,300

		5,693,973

DIVERSIFIED FINANCIAL SERVICES – 1.60%
Cohen & Steers Inc.	10,897	342,820
GAMCO Investors Inc. Class A	2,017	103,775
Interactive Brokers Group Inc. Class A	19,886	348,800
Janus Capital Group Inc.	98,217	1,195,301
Knight Capital Group Inc. Class Aa	52,406	719,010
MF Global Holdings Ltd.[a]	87,582	736,565

		3,446,271

ELECTRIC – 0.23%
Empire District Electric Co. (The)	22,267	499,671

		499,671

ELECTRICAL COMPONENTS & EQUIPMENT – 1.99%
Generac Holdings Inc.[a]	14,838	308,927
General Cable Corp.[a]	27,768	1,346,748
GrafTech International Ltd.[a,b]	64,675	1,500,460
SunPower Corp. Class Aa,b	29,828	649,356
SunPower Corp. Class Ba	22,463	480,034

		4,285,525

ELECTRONICS – 2.94%
Checkpoint Systems Inc.[a,b]	21,046	443,229
Cubic Corp.	8,598	464,980
Cymer Inc.[a,b]	14,977	720,543
Plexus Corp.[a,b]	21,621	788,950
Sanmina-SCI Corp.[a]	43,003	503,995
Thomas & Betts Corp.[a]	28,150	1,631,856
Watts Water Technologies Inc. Class A	15,892	615,020
Woodward Inc.	31,117	1,152,885

		6,321,458

Security	Shares	Value
ENGINEERING & CONSTRUCTION – 0.51%
EMCOR Group Inc.[a,b]	35,483	$1,098,909

		1,098,909

ENTERTAINMENT – 0.71%
Regal Entertainment Group Class A	41,963	578,250
Vail Resorts Inc.[a]	19,375	949,181

		1,527,431

ENVIRONMENTAL CONTROL – 0.31%
Mine Safety Appliances Co.	16,965	673,171

		673,171

FOOD – 1.99%
Hain Celestial Group Inc.[a,b]	19,320	657,073
J&J Snack Foods Corp.	7,569	384,657
Ruddick Corp.	22,910	951,223
Seaboard Corp.[b]	195	465,465
Snyders-Lance Inc.	22,379	441,985
TreeHouse Foods Inc.[a,b]	18,609	1,129,008
Weis Markets Inc.	6,029	248,817

		4,278,228

FOREST PRODUCTS & PAPER – 0.39%
Potlatch Corp.	21,375	826,999

		826,999

HAND & MACHINE TOOLS – 0.73%
Regal Beloit Corp.	20,618	1,562,638

		1,562,638

HEALTH CARE – PRODUCTS – 2.29%
Cooper Companies Inc. (The)	24,410	1,828,309
Hill-Rom Holdings Inc.	33,457	1,505,900
Invacare Corp.	16,810	553,049
Steris Corp.	28,876	1,040,691

		4,927,949

HEALTH CARE – SERVICES – 3.64%
Amedisys Inc.[a]	15,342	511,196
AMERIGROUP Corp.[a,b]	26,500	1,809,950
Centene Corp.[a]	27,549	998,100
Gentiva Health Services Inc.[a]	15,917	445,676
Health Management Associates Inc. Class Aa	133,840	1,509,715
Magellan Health Services Inc.[a,b]	17,834	927,725
Tenet Healthcare Corp.[a]	234,230	1,623,214

		7,825,576

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2011

Security	Shares	Value
HOME BUILDERS – 0.29%
Thor Industries Inc.	20,325	$630,278

		630,278

HOUSEWARES – 0.66%
National Presto Industries Inc.	2,591	287,679
Toro Co. (The)	16,745	1,137,153

		1,424,832

INSURANCE – 2.99%
CNA Surety Corp.[a]	8,565	226,887
Endurance Specialty Holdings Ltd.	23,387	1,036,980
First American Financial Corp.	52,903	825,287
Greenlight Capital Re Ltd. Class Aa	15,901	447,613
Hanover Insurance Group Inc. (The)	24,005	1,013,491
MGIC Investment Corp.[a]	107,223	928,551
Navigators Group Inc. (The)[a,b]	7,490	388,207
ProAssurance Corp.[a,b]	16,451	1,092,346
Tower Group Inc.	20,093	459,527

		6,418,889

INTERNET – 0.34%
j2 Global Communications Inc.[a,b]	24,400	718,824

		718,824

IRON & STEEL – 0.37%
Schnitzer Steel Industries Inc. Class A	12,931	802,627

		802,627

LEISURE TIME – 1.05%
Interval Leisure Group Inc.[a]	21,185	340,443
Polaris Industries Inc.	18,115	1,909,864

		2,250,307

LODGING – 1.14%
Ameristar Casinos Inc.	12,895	257,255
Choice Hotels International Inc.	17,399	650,375
Gaylord Entertainment Co.[a]	18,813	674,822
Hyatt Hotels Corp. Class Aa	19,325	856,291

		2,438,743

MACHINERY – 3.37%
Applied Industrial Technologies Inc.	20,756	731,857
Briggs & Stratton Corp.	26,824	632,778
Graco Inc.	32,107	1,606,313
Manitowoc Co. Inc. (The)	70,194	1,557,605
NACCO Industries Inc. Class A	2,945	309,902
Robbins & Myers Inc.	20,092	873,399

Security	Shares	Value
Sauer-Danfoss Inc.[a,b]	5,865	$346,094
Zebra Technologies Corp. Class Aa	30,230	1,187,737

		7,245,685

MANUFACTURING – 5.97%
Actuant Corp. Class A	36,278	1,007,077
Acuity Brands Inc.	23,038	1,354,634
Barnes Group Inc.	23,590	583,617
Brink’s Co. (The)	25,101	828,584
Carlisle Companies Inc.	32,625	1,616,242
CLARCOR Inc.	26,946	1,217,690
ESCO Technologies Inc.	14,192	520,563
Harsco Corp.	42,927	1,528,201
Lancaster Colony Corp.	10,752	657,055
Matthews International Corp. Class A	15,975	641,237
Teleflex Inc.	21,212	1,336,568
Trinity Industries Inc.	42,520	1,539,224

		12,830,692

MEDIA – 0.22%
Scholastic Corp.	11,859	311,655
World Wrestling Entertainment Inc.[b]	14,671	154,192

		465,847

MINING – 1.27%
AMCOL International Corp.	14,122	525,621
Hecla Mining Co.[a]	136,933	1,288,539
Kaiser Aluminum Corp.	7,844	393,063
RTI International Metals Inc.[a]	16,140	515,512

		2,722,735

OFFICE FURNISHINGS – 0.51%
Interface Inc. Class A	30,247	563,804
Steelcase Inc. Class A	46,549	537,641

		1,101,445

OIL & GAS – 6.30%
ATP Oil & Gas Corp.[a,b]	23,301	414,292
Berry Petroleum Co. Class A	25,429	1,351,043
Bill Barrett Corp.[a]	22,047	920,021
Carrizo Oil & Gas Inc.[a]	18,320	729,869
Contango Oil & Gas Co.[a]	7,093	439,199
CVR Energy Inc.[a]	39,171	870,771
Frontier Oil Corp.	55,343	1,546,283
Holly Corp.	28,472	1,648,529
Rosetta Resources Inc.[a,b]	27,995	1,285,810

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2011

Security	Shares	Value
SandRidge Energy Inc.[a]	199,947	$2,471,345
Unit Corp.[a]	25,210	1,588,734
Venoco Inc.[a]	15,191	282,401

		13,548,297

OIL & GAS SERVICES – 2.04%
Exterran Holdings Inc.[a]	33,834	734,536
Global Industries Ltd.[a]	55,907	551,243
Key Energy Services Inc.[a]	75,637	1,376,593
SEACOR Holdings Inc.	11,348	1,121,523
Tetra Technologies Inc.[a]	40,361	596,132

		4,380,027

PHARMACEUTICALS – 1.65%
Impax Laboratories Inc.[a]	34,364	940,886
Medicis Pharmaceutical Corp. Class A	32,450	1,150,677
Par Pharmaceutical Companies Inc.[a]	18,993	654,119
ViroPharma Inc.[a,b]	41,414	798,876

		3,544,558

REAL ESTATE INVESTMENT TRUSTS – 7.24%
Acadia Realty Trust	21,406	446,315
American Campus Communities Inc.	35,701	1,254,890
Corporate Office Properties Trust	35,792	1,260,236
Cousins Properties Inc.	48,326	434,934
DiamondRock Hospitality Co.	88,606	1,066,816
EastGroup Properties Inc.	14,447	665,429
Equity One Inc.	31,187	618,126
Franklin Street Properties Corp.	38,739	547,769
Healthcare Realty Trust Inc.[b]	34,471	787,318
Hersha Hospitality Trust[b]	80,143	476,049
Home Properties Inc.	20,049	1,271,107
Medical Properties Trust Inc.	59,515	734,415
Mid-America Apartment Communities Inc.	18,260	1,220,681
National Health Investors Inc.[b]	12,582	611,863
Omega Healthcare Investors Inc.[b]	52,662	1,209,120
Post Properties Inc.	25,915	1,052,149
PS Business Parks Inc.	10,210	615,255
Saul Centers Inc.	4,186	183,305
Washington Real Estate Investment Trust	34,280	1,110,672

		15,566,449

RETAIL – 7.72%
ANN Inc.[a]	31,250	975,313

Security	Shares	Value
Ascena Retail Group Inc.[a]	34,136	$1,068,115
BJ’s Wholesale Club Inc.[a]	28,697	1,472,730
Buckle Inc. (The)	14,399	655,011
Casey’s General Stores Inc.	20,251	790,397
Cash America International Inc.	15,813	750,327
CEC Entertainment Inc.	11,062	418,475
Cheesecake Factory Inc. (The)[a]	30,636	901,311
Chico’s FAS Inc.	95,547	1,397,853
Children’s Place Retail Stores Inc. (The)[a]	13,864	737,149
Collective Brands Inc.[a]	33,435	702,135
Cracker Barrel Old Country Store Inc.	12,510	640,887
DineEquity Inc.[a]	8,355	417,499
Domino’s Pizza Inc.[a]	21,276	395,095
Finish Line Inc. (The) Class A	27,554	592,135
Genesco Inc.[a]	12,766	515,491
Jack in the Box Inc.[a]	27,574	569,403
OfficeMax Inc.[a]	45,533	453,509
Pier 1 Imports Inc.[a]	62,754	764,344
Saks Inc.[a]	64,047	766,002
Sally Beauty Holdings Inc.[a]	51,529	762,114
Wendy’s/Arby’s Group Inc. Class A	175,753	847,129

		16,592,424

SAVINGS & LOANS – 0.59%
Northwest Bancshares Inc.	23,739	298,874
Washington Federal Inc.	60,145	967,733

		1,266,607

SEMICONDUCTORS – 6.63%
Cypress Semiconductor Corp.[a]	88,652	1,929,067
Diodes Inc.[a]	18,035	617,158
Emulex Corp.[a,b]	47,006	455,488
International Rectifier Corp.[a]	37,101	1,282,210
Micrel Inc.	26,984	345,665
MKS Instruments Inc.	25,251	716,623
OmniVision Technologies Inc.[a]	28,859	969,662
PMC-Sierra Inc.[a]	121,695	975,994
QLogic Corp.[a]	56,403	1,014,126
Rambus Inc.[a]	59,904	1,192,090
Semtech Corp.[a,b]	32,983	925,833
Teradyne Inc.[a]	96,348	1,551,203
TriQuint Semiconductor Inc.[a,b]	85,158	1,172,626
Veeco Instruments Inc.[a,b]	21,682	1,108,601

		14,256,346

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2011

Security	Shares	Value
SOFTWARE – 1.24%
Compuware Corp.[a]	119,367	$1,352,428
JDA Software Group Inc.[a]	23,461	768,817
ManTech International Corp. Class Aa,b	12,295	539,628

		2,660,873

TELECOMMUNICATIONS – 3.13%
ADTRAN Inc.	33,285	1,373,672
Anixter International Inc.	15,687	1,178,721
ARRIS Group Inc.[a]	66,243	794,916
Comtech Telecommunications Corp.	14,819	419,378
Leap Wireless International Inc.[a]	33,488	496,962
NTELOS Holdings Corp.	15,308	302,027
Plantronics Inc.	25,501	945,322
RF Micro Devices Inc.[a]	145,301	967,704
Sycamore Networks Inc.	10,296	252,252

		6,730,954

TEXTILES – 0.19%
UniFirst Corp.	7,954	411,699

		411,699

TRANSPORTATION – 2.79%
Con-way Inc.	29,116	1,133,195
GulfMark Offshore Inc. Class Aa	14,028	597,172
Heartland Express Inc.	29,755	513,274
Kirby Corp.[a,b]	28,720	1,630,721
Old Dominion Freight Line Inc.[a,b]	24,330	910,429
UTi Worldwide Inc.	54,352	1,218,028

		6,002,819

TRUCKING & LEASING – 0.58%
GATX Corp.	21,664	915,737
TAL International Group Inc.	9,372	337,861

		1,253,598

WATER – 0.18%
California Water Service Group	10,309	388,855

		388,855

TOTAL COMMON STOCKS
(Cost: $176,948,554)		214,770,694

Security	Shares	Value
SHORT-TERM INVESTMENTS – 11.25%

MONEY MARKET FUNDS – 11.25%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[c,d,e]	20,706,971	$20,706,971
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[c,d,e]	2,138,716	2,138,716
BlackRock Cash Funds:
Treasury, SL Agency Shares 0.01%[c,d]	1,348,442	1,348,442

		24,194,129

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,194,129)		24,194,129

TOTAL INVESTMENTS IN SECURITIES – 111.16%
(Cost: $201,142,683)		238,964,823

Other Assets, Less Liabilities – (11.16)%		(23,994,107)

NET ASSETS – 100.00%		$214,970,716

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.94%

AEROSPACE & DEFENSE – 0.76%
HEICO Corp.[a]	5,708	$274,897
HEICO Corp. Class A	10,303	366,375
Orbital Sciences Corp.[b]	25,558	481,257

		1,122,529

APPAREL – 2.78%
Crocs Inc.[b]	38,359	771,400
Deckers Outdoor Corp.[b]	17,236	1,462,647
Steven Madden Ltd.[a,b]	11,256	598,256
Warnaco Group Inc. (The)[b]	19,862	1,278,318

		4,110,621

BANKS – 0.72%
Signature Bank[b]	18,162	1,057,210

		1,057,210

BEVERAGES – 0.27%
Boston Beer Co. Inc. (The) Class Ab	4,158	391,933

		391,933

BIOTECHNOLOGY – 0.89%
Integra LifeSciences Holdings Corp.[b]	8,234	430,720
Myriad Genetics Inc.[b]	41,309	885,665

		1,316,385

BUILDING MATERIALS – 0.32%
Simpson Manufacturing Co. Inc.	17,025	475,338

		475,338

CHEMICALS – 0.90%
Balchem Corp.	12,619	500,848
Olin Corp.	31,960	822,651

		1,323,499

COAL – 0.59%
International Coal Group Inc.[b]	79,281	874,469

		874,469

COMMERCIAL SERVICES – 10.67%
Accretive Health Inc.[a,b]	14,281	403,295
Capella Education Co.[b]	6,644	329,542
Coinstar Inc.[a,b]	13,171	710,971
CoStar Group Inc.[b]	9,279	631,158
Emergency Medical Services Corp. Class Ab	13,483	860,215
Forrester Research Inc.	6,349	250,849

Security	Shares	Value
FTI Consulting Inc.[b]	21,000	$837,900
GEO Group Inc. (The)[b]	28,848	769,665
Grand Canyon Education Inc.[b]	14,104	203,944
Green Dot Corp. Class Aa,b	4,864	209,930
Healthcare Services Group Inc.	26,546	471,457
HMS Holdings Corp.[b]	12,143	955,775
K12 Inc.[b]	14,042	552,833
MAXIMUS Inc.	7,800	623,922
Monro Muffler Brake Inc.	13,507	410,343
Monster Worldwide Inc.[b]	58,051	952,617
PAREXEL International Corp.[b]	25,943	720,178
Resources Connection Inc.	20,883	308,860
Strayer Education Inc.[a]	6,059	750,589
SuccessFactors Inc.[b]	33,966	1,177,601
TeleTech Holdings Inc.[b]	13,594	270,113
United Rentals Inc.[b]	26,888	791,045
Valassis Communications Inc.[b]	22,287	642,534
VistaPrint NVb	17,862	971,693
Wright Express Corp.[b]	17,106	963,581

		15,770,610

COMPUTERS – 3.51%
Cadence Design Systems Inc.[b]	120,870	1,254,631
Fortinet Inc.[b]	20,335	990,314
iGATE Corp.	10,936	185,475
Jack Henry & Associates Inc.	38,532	1,308,932
NetScout Systems Inc.[b]	14,716	376,582
Synaptics Inc.[a,b]	15,187	431,615
Syntel Inc.	11,715	640,576

		5,188,125

DIVERSIFIED FINANCIAL SERVICES – 2.47%
Credit Acceptance Corp.[b]	2,300	186,070
Greenhill & Co. Inc.	13,195	778,505
Higher One Holdings Inc.[b]	12,876	181,423
KBW Inc.	15,896	361,157
optionsXpress Holdings Inc.	20,205	372,580
Portfolio Recovery Associates Inc.[b]	7,606	686,518
Stifel Financial Corp.[b]	23,833	1,088,691

		3,654,944

ELECTRIC – 0.23%
EnerNOC Inc.[a,b]	8,051	144,194
Ormat Technologies Inc.	8,109	201,914

		346,108

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2011

Security	Shares	Value
ELECTRICAL COMPONENTS & EQUIPMENT – 0.30%
American Superconductor Corp.[a,b]	19,977	$236,727
Power-One Inc.[a,b]	25,422	209,986

		446,713

ELECTRONICS – 2.60%
Coherent Inc.[b]	11,127	695,549
Dionex Corp.[b]	7,759	918,278
FEI Co.[a,b]	17,070	554,092
II-VI Inc.[b]	11,637	673,200
L-1 Identity Solutions Inc.[a,b]	38,761	454,666
Rofin-Sinar Technologies Inc.[b]	12,693	549,734

		3,845,519

ENERGY – ALTERNATE SOURCES – 0.48%
Clean Energy Fuels Corp.[a,b]	22,311	380,179
GT Solar International Inc.[b]	29,397	328,365

		708,544

ENGINEERING & CONSTRUCTION – 0.30%
Insituform Technologies Inc. Class Aa,b	17,615	445,836

		445,836

ENTERTAINMENT – 0.92%
Bally Technologies Inc.[a,b]	24,008	936,072
National CineMedia Inc.	24,279	423,426

		1,359,498

ENVIRONMENTAL CONTROL – 1.42%
Calgon Carbon Corp.[b]	25,117	431,008
Clean Harbors Inc.[b]	10,252	1,009,822
Tetra Tech Inc.[b]	27,940	659,943

		2,100,773

FOOD – 1.22%
Diamond Foods Inc.	9,763	640,453
Tootsie Roll Industries Inc.[a]	11,064	327,937
United Natural Foods Inc.[a,b]	19,575	835,657

		1,804,047

FOREST PRODUCTS & PAPER – 0.56%
Clearwater Paper Corp.[b]	5,145	403,780
Schweitzer-Mauduit International Inc.	8,218	426,021

		829,801

HAND & MACHINE TOOLS – 0.26%
Franklin Electric Co. Inc.	8,589	387,450

		387,450

Security	Shares	Value
HEALTH CARE – PRODUCTS – 7.35%
Align Technology Inc.[b]	26,398	$637,248
American Medical Systems Holdings Inc.[b]	33,726	994,917
Arthrocare Corp.[b]	12,045	425,550
Haemonetics Corp.[a,b]	11,254	790,031
Immucor Inc.[b]	27,233	594,496
Luminex Corp.[b]	18,791	364,357
Masimo Corp.	23,973	834,021
Meridian Bioscience Inc.	18,391	454,442
NuVasive Inc.[b]	17,519	541,162
PSS World Medical Inc.[b]	24,773	712,471
Sirona Dental Systems Inc.[b]	20,008	1,141,856
TECHNE Corp.	16,562	1,287,033
Thoratec Corp.[b]	25,641	787,179
Volcano Corp.[b]	22,633	603,396
West Pharmaceutical Services Inc.	14,872	702,553

		10,870,712

HEALTH CARE – SERVICES – 0.22%
Emeritus Corp.[b]	13,134	321,914

		321,914

HOME FURNISHINGS – 0.34%
TiVo Inc.[b]	51,792	495,649

		495,649

INSURANCE – 0.32%
Enstar Group Ltd.[b]	4,282	480,226

		480,226

INTERNET – 5.96%
AboveNet Inc.	10,056	671,238
Ancestry.com Inc.[b]	11,245	513,897
Ariba Inc.[b]	41,733	1,451,056
Blue Coat Systems Inc.[b]	19,117	550,570
DealerTrack Holdings Inc.[b]	18,099	406,504
Digital River Inc.[b]	17,733	577,032
GSI Commerce Inc.[b]	26,927	788,153
OpenTable Inc.[a,b]	7,744	861,830
QuinStreet Inc.[a,b]	11,940	215,875
RightNow Technologies Inc.[a,b]	10,254	370,990
Sapient Corp.[b]	47,442	598,955
Shutterfly Inc.[b]	12,280	755,957
ValueClick Inc.[b]	36,475	610,956

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2011

Security	Shares	Value
Websense Inc.[b]	17,098	$440,957

		8,813,970

IRON & STEEL – 0.68%
Carpenter Technology Corp.	19,729	1,011,309

		1,011,309

LEISURE TIME – 0.50%
Life Time Fitness Inc.[b]	18,731	732,757

		732,757

LODGING – 0.35%
Orient-Express Hotels Ltd. Class Ab	41,561	509,953

		509,953

MACHINERY – 2.04%
Cognex Corp.	16,151	505,203
Intermec Inc.[b]	21,082	242,021
Middleby Corp. (The)[b]	8,249	739,688
Wabtec Corp.	21,454	1,531,387

		3,018,299

MANUFACTURING – 1.47%
Hexcel Corp.[b]	43,031	926,457
Polypore International Inc.[a,b]	15,249	941,931
STR Holdings Inc.[b]	18,573	305,897

		2,174,285

METAL FABRICATE & HARDWARE – 1.06%
Kaydon Corp.	14,882	575,934
Valmont Industries Inc.	9,431	993,084

		1,569,018

MINING – 1.20%
Coeur d’Alene Mines Corp.[b]	39,378	1,248,676
Globe Specialty Metals Inc.	23,357	525,766

		1,774,442

OFFICE FURNISHINGS – 0.45%
Herman Miller Inc.	25,533	664,369

		664,369

OIL & GAS – 3.17%
Atwood Oceanics Inc.[b]	24,886	1,118,128
Brigham Exploration Co.[b]	52,036	1,744,767
Comstock Resources Inc.[b]	20,612	660,821
Northern Oil and Gas Inc.[b]	24,426	580,362
Oasis Petroleum Inc.[b]	18,910	581,104

		4,685,182

Security	Shares	Value
OIL & GAS SERVICES – 2.72%
CARBO Ceramics Inc.	8,973	$1,444,115
Lufkin Industries Inc.	13,294	1,227,435
Superior Energy Services Inc.[b]	35,138	1,350,002

		4,021,552

PHARMACEUTICALS – 4.00%
Alkermes Inc.[b]	42,356	610,774
Catalyst Health Solutions Inc.[b]	19,098	1,137,477
Cubist Pharmaceuticals Inc.[b]	26,082	882,876
Isis Pharmaceuticals Inc.[b]	41,637	390,555
Onyx Pharmaceuticals Inc.[b]	27,788	1,043,995
Salix Pharmaceuticals Ltd.[b]	22,901	899,780
VCA Antech Inc.[b]	38,427	945,304

		5,910,761

REAL ESTATE – 0.73%
St. Joe Co. (The)[a,b]	41,034	1,071,808

		1,071,808

REAL ESTATE INVESTMENT TRUSTS – 3.37%
Alexander’s Inc.[a]	1,547	679,582
DuPont Fabros Technology Inc.[a]	26,538	649,119
Entertainment Properties Trust	20,780	989,336
Equity Lifestyle Properties Inc.[a]	13,812	826,234
Extra Space Storage Inc.	38,690	837,638
Tanger Factory Outlet Centers Inc.	36,006	994,846

		4,976,755

RETAIL – 6.18%
99 Cents Only Stores[b]	24,046	484,767
BJ’s Restaurants Inc.[b]	10,284	482,834
Buffalo Wild Wings Inc.[b]	8,063	492,649
DSW Inc. Class Aa,b	6,462	306,816
Express Inc.	25,364	547,609
EZCORP Inc.[b]	19,577	616,480
First Cash Financial Services Inc.[a,b]	12,364	485,163
hhgregg Inc.[a,b]	10,384	128,346
Hibbett Sports Inc.[b]	12,535	473,572
J. Crew Group Inc. Escrow[b,c]	25,342	3
Jos. A. Bank Clothiers Inc.[b]	12,197	639,367
Nu Skin Enterprises Inc. Class A	24,919	799,651
P.F. Chang’s China Bistro Inc.[a]	10,305	413,230
PriceSmart Inc.	8,108	337,617
Texas Roadhouse Inc.	26,301	427,917
Ulta Salon, Cosmetics & Fragrance Inc.[b]	21,232	1,129,330

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2011

Security	Shares	Value
Under Armour Inc. Class Ab	16,071	$1,100,221
Zumiez Inc.[b]	9,427	264,993

		9,130,565

SAVINGS & LOANS – 0.79%
Capitol Federal Financial Inc.	75,057	849,645
Investors Bancorp Inc.[b]	21,088	317,164

		1,166,809

SEMICONDUCTORS – 4.96%
Cabot Microelectronics Corp.[a,b]	10,507	513,267
Cavium Networks Inc.[b]	19,834	936,561
Cirrus Logic Inc.[b]	30,301	501,785
Hittite Microwave Corp.[b]	12,255	789,099
IPG Photonics Corp.[a,b]	11,700	812,682
Microsemi Corp.[a,b]	37,120	876,032
NetLogic Microsystems Inc.[b]	25,576	1,103,093
Power Integrations Inc.	12,534	505,622
Silicon Laboratories Inc.[b]	19,553	852,120
Tessera Technologies Inc.[b]	22,502	444,639

		7,334,900

SOFTWARE – 8.19%
ACI Worldwide Inc.[b]	14,881	491,668
Acxiom Corp.[b]	35,807	521,350
Advent Software Inc.[b]	14,582	397,068
Aspen Technology Inc.[b]	41,527	622,490
athenahealth Inc.[a,b]	15,353	709,769
Blackbaud Inc.	19,612	542,468
Blackboard Inc.[a,b]	15,284	735,313
CommVault Systems Inc.[b]	18,104	713,116
Ebix Inc.[b]	14,248	325,567
Emdeon Inc. Class Ab	20,310	318,055
Lawson Software Inc.[b]	63,585	703,886
MedAssets Inc.[b]	20,199	323,588
MicroStrategy Inc. Class Ab	3,688	521,114
NetSuite Inc.[b]	12,511	433,006
Pegasystems Inc.	7,100	263,623
Progress Software Corp.[b]	30,013	889,885
Quality Systems Inc.	8,219	737,409
Quest Software Inc.[b]	28,098	723,804
SolarWinds Inc.[b]	16,273	394,295
SS&C Technologies Holdings Inc.[b]	9,859	201,124
Taleo Corp. Class Ab	17,742	643,502
Ultimate Software Group Inc. (The)[b]	11,152	624,512

Security	Shares	Value
Verint Systems Inc.[b]	8,069	$276,202

		12,112,814

TELECOMMUNICATIONS – 8.87%
Acme Packet Inc.[b]	22,843	1,887,060
Aruba Networks Inc.[b]	37,444	1,345,363
Atheros Communications Inc.[b]	31,270	1,402,772
Ciena Corp.[a,b]	41,409	1,169,390
DigitalGlobe Inc.[b]	12,437	360,673
Finisar Corp.[b]	36,353	1,021,156
GeoEye Inc.[a,b]	9,891	366,857
Harmonic Inc.[b]	50,170	415,408
Infinera Corp.[b]	42,681	333,765
InterDigital Inc.[a]	19,561	905,479
Ixia[a,b]	21,045	343,875
LogMeIn Inc.[b]	6,862	295,546
NETGEAR Inc.[b]	15,741	657,187
NeuStar Inc. Class Ab	19,729	530,513
SAVVIS Inc.[b]	18,432	725,483
Sonus Networks Inc.[b]	93,484	368,327
Tekelec[b]	30,693	256,287
ViaSat Inc.[b]	18,174	725,506

		13,110,647

TRANSPORTATION – 2.48%
Forward Air Corp.	12,873	432,790
Genesee & Wyoming Inc. Class Aa,b	17,399	1,078,390
Hub Group Inc. Class Ab	16,667	671,347
Knight Transportation Inc.	26,196	471,790
Landstar System Inc.	21,416	1,015,118

		3,669,435

TRUCKING & LEASING – 0.18%
AMERCO[b]	2,660	270,575

		270,575

WATER – 0.19%
PICO Holdings Inc.[b]	8,771	281,725

		281,725

TOTAL COMMON STOCKS
(Cost: $122,996,761)		147,740,383

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 10.74%

MONEY MARKET FUNDS – 10.74%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[d,e,f]	14,317,205	$14,317,205
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[d,e,f]	1,478,750	1,478,750
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	85,836	85,836

		15,881,791

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,881,791)		15,881,791

TOTAL INVESTMENTS IN SECURITIES – 110.68%
(Cost: $138,878,552)		163,622,174

Other Assets, Less Liabilities – (10.68)%		(15,792,366)

NET ASSETS – 100.00%		$147,829,808

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 100.10%

ADVERTISING – 0.11%
Harte-Hanks Inc.	23,550	$218,780

		218,780

AEROSPACE & DEFENSE – 0.96%
Curtiss-Wright Corp.	27,885	927,176
Triumph Group Inc.	11,608	999,681

		1,926,857

AGRICULTURE – 0.56%
Universal Corp.	14,790	641,590
Vector Group Ltd.[a]	26,588	488,156

		1,129,746

AIRLINES – 2.19%
AirTran Holdings Inc.[b]	82,359	618,516
Alaska Air Group Inc.[b]	22,463	1,479,638
JetBlue Airways Corp.[a,b]	151,879	859,635
SkyWest Inc.	34,192	565,194
US Airways Group Inc.[a,b]	98,405	894,501

		4,417,484

APPAREL – 0.36%
Jones Group Inc. (The)	53,124	724,080

		724,080

AUTO PARTS & EQUIPMENT – 1.19%
Cooper Tire & Rubber Co.	37,335	1,007,298
Federal-Mogul Corp. Class Ab	15,314	405,821
Meritor Inc.[b]	57,438	988,508

		2,401,627

BANKS – 9.53%
Associated Banc-Corp	105,472	1,539,891
BancorpSouth Inc.	47,776	647,365
Bank of Hawaii Corp.	29,108	1,420,179
CapitalSource Inc.	181,098	1,209,735
Cathay General Bancorp	47,837	815,621
Community Bank System Inc.	22,404	560,548
CVB Financial Corp.	57,897	563,917
F.N.B. Corp.	69,357	759,459
FirstMerit Corp.	65,752	1,148,687
Fulton Financial Corp.	120,326	1,405,408
National Penn Bancshares Inc.	83,093	682,194
NBT Bancorp Inc.	20,975	474,035
Old National Bancorp	53,384	552,524

Security	Shares	Value
Susquehanna Bancshares Inc.	78,883	$727,301
Synovus Financial Corp.	415,572	1,038,930
TCF Financial Corp.	81,779	1,274,935
Trustmark Corp.	34,293	796,969
United Bankshares Inc.	26,212	685,706
Valley National Bancorp	98,901	1,416,262
Webster Financial Corp.	44,638	960,610
Whitney Holding Corp.	36,961	500,452

		19,180,728

BUILDING MATERIALS – 0.30%
Texas Industries Inc.	14,490	611,043

		611,043

CHEMICALS – 4.47%
Arch Chemicals Inc.	15,363	594,087
Cabot Corp.	36,644	1,643,483
Cytec Industries Inc.	29,565	1,734,874
Ferro Corp.[a,b]	52,670	790,050
H.B. Fuller Co.	29,655	647,962
Sensient Technologies Corp.	30,102	1,140,565
W.R. Grace & Co.[b]	36,767	1,667,751
Westlake Chemical Corp.	11,813	775,524

		8,994,296

COMMERCIAL SERVICES – 3.88%
Career Education Corp.[b]	40,089	874,341
Convergys Corp.[b]	65,914	955,753
CoreLogic Inc.[b]	67,721	1,246,744
Deluxe Corp.	31,345	848,823
Education Management Corp.[a,b]	25,948	481,076
HealthSpring Inc.[b]	35,788	1,484,844
PHH Corp.[b]	33,675	722,665
Rent-A-Center Inc.	39,063	1,189,468

		7,803,714

COMPUTERS – 2.53%
Diebold Inc.	40,409	1,365,824
DST Systems Inc.	22,521	1,110,511
NCR Corp.[b]	97,383	1,929,157
Unisys Corp.[b]	23,403	694,601

		5,100,093

DISTRIBUTION & WHOLESALE – 0.75%
Tech Data Corp.[b]	28,430	1,510,486

		1,510,486

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2011

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES – 0.68%
Artio Global Investors Inc. Class A	25,894	$425,438
Nelnet Inc. Class A	17,097	393,744
Ocwen Financial Corp.[a,b]	45,119	540,075

		1,359,257

ELECTRIC – 7.14%
ALLETE Inc.	17,881	724,002
Avista Corp.	34,573	841,853
Black Hills Corp.	23,665	822,359
Cleco Corp.	36,854	1,293,575
El Paso Electric Co.[b]	25,963	804,334
GenOn Energy Inc.[b]	464,819	1,826,739
Hawaiian Electric Industries Inc.	57,155	1,456,881
IDACORP Inc.	29,993	1,176,025
MGE Energy Inc.	14,122	593,265
NorthWestern Corp.	21,845	711,055
Otter Tail Corp.	19,403	453,642
PNM Resources Inc.	47,776	732,406
Portland General Electric Co.	45,817	1,143,592
UIL Holdings Corp.	30,801	980,088
UniSource Energy Corp.	21,987	816,377

		14,376,193

ELECTRICAL COMPONENTS & EQUIPMENT – 1.48%
Belden Inc.	28,348	1,078,074
EnerSys Inc.[a,b]	28,132	1,065,921
Littelfuse Inc.	13,455	837,036

		2,981,031

ELECTRONICS – 2.04%
Benchmark Electronics Inc.[b]	37,280	630,032
Brady Corp. Class A	29,708	1,120,289
TTM Technologies Inc.[b]	32,037	612,547
Vishay Intertechnology Inc.[b]	91,833	1,752,174

		4,115,042

ENGINEERING & CONSTRUCTION – 0.55%
Granite Construction Inc.	20,965	569,829
Tutor Perini Corp.	19,770	527,068

		1,096,897

ENTERTAINMENT – 1.27%
Cinemark Holdings Inc.	35,664	725,049
Scientific Games Corp. Class Ab	42,022	442,071
Six Flags Entertainment Corp.	16,696	1,144,177

Security	Shares	Value
Warner Music Group Corp.[b]	32,287	$241,184

		2,552,481

ENVIRONMENTAL CONTROL – 0.57%
Darling International Inc.[b]	71,087	1,149,477

		1,149,477

FOOD – 1.60%
Cal-Maine Foods Inc.[a]	8,528	246,374
Dean Foods Co.[b]	110,005	1,230,956
Dole Food Co. Inc.[a,b]	21,842	301,638
Fresh Del Monte Produce Inc.[a]	24,132	654,219
Pilgrim’s Pride Corp.[b]	29,515	173,548
Sanderson Farms Inc.	12,770	607,852

		3,214,587

FOREST PRODUCTS & PAPER – 1.97%
Louisiana-Pacific Corp.[b]	80,286	746,660
Rock-Tenn Co. Class Aa	24,347	1,681,647
Temple-Inland Inc.	65,553	1,542,462

		3,970,769

GAS – 4.93%
Laclede Group Inc. (The)	12,743	488,949
New Jersey Resources Corp.	25,343	1,109,516
Nicor Inc.	27,388	1,518,117
Northwest Natural Gas Co.	16,207	749,412
Piedmont Natural Gas Co.	41,105	1,305,084
South Jersey Industries Inc.	18,135	1,041,856
Southwest Gas Corp.	27,595	1,097,453
Vectren Corp.	49,439	1,412,966
WGL Holdings Inc.	30,583	1,208,640

		9,931,993

HEALTH CARE – SERVICES – 2.11%
HealthSouth Corp.[b]	56,875	1,457,706
LifePoint Hospitals Inc.[b]	32,152	1,337,845
Select Medical Holdings Corp.[b]	35,842	319,711
WellCare Health Plans Inc.[b]	25,720	1,126,793

		4,242,055

HOME BUILDERS – 0.57%
KB Home	40,869	482,663
M.D.C. Holdings Inc.	22,432	654,790

		1,137,453

HOUSEHOLD PRODUCTS & WARES – 0.55%
American Greetings Corp. Class A	22,638	556,895

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2011

Security	Shares	Value
Helen of Troy Ltd.[a,b]	17,501	$544,631

		1,101,526

INSURANCE – 7.66%
American National Insurance Co.	8,727	690,306
AmTrust Financial Services Inc.	14,597	281,722
Argo Group International Holdings Ltd.[a]	19,022	597,481
Aspen Insurance Holdings Ltd.	43,289	1,236,767
CNO Financial Group Inc.[b]	137,626	1,109,266
Delphi Financial Group Inc. Class A	29,540	943,803
FBL Financial Group Inc. Class A	8,219	250,679
Flagstone Reinsurance Holdings SA	18,455	155,206
Harleysville Group Inc.	7,397	237,296
MBIA Inc.[a,b]	95,191	982,371
Montpelier Re Holdings Ltd.	40,806	738,180
OneBeacon Insurance Group Ltd.[a]	14,080	197,824
Platinum Underwriters Holdings Ltd.	23,791	899,538
Primerica Inc.	24,308	562,001
Protective Life Corp.	52,221	1,405,267
Radian Group Inc.	81,362	482,477
RLI Corp.	10,717	634,875
Selective Insurance Group Inc.	32,271	569,260
StanCorp Financial Group Inc.	28,510	1,228,781
Symetra Financial Corp.	57,750	801,570
Unitrin Inc.	27,866	842,668
Universal American Corp.	24,850	574,035

		15,421,373

INTERNET – 0.27%
EarthLink Inc.	65,904	541,731

		541,731

IRON & STEEL – 0.54%
AK Steel Holding Corp.	66,601	1,082,266

		1,082,266

LEISURE TIME – 0.63%
Brunswick Corp.	54,010	1,262,214

		1,262,214

LODGING – 0.15%
Boyd Gaming Corp.[a,b]	34,778	310,915

		310,915

MANUFACTURING – 1.71%
A.O. Smith Corp.	23,367	1,027,447
Crane Co.	30,950	1,544,715

Security	Shares	Value
Eastman Kodak Co.[a,b]	164,263	$456,651
Griffon Corp.[b]	32,387	412,610

		3,441,423

MEDIA – 0.61%
Meredith Corp.	22,331	746,302
New York Times Co. (The) Class Ab	59,019	479,825

		1,226,127

METAL FABRICATE & HARDWARE – 1.42%
Commercial Metals Co.	69,847	1,170,636
Mueller Industries Inc.	23,079	902,851
Worthington Industries Inc.	36,755	792,805

		2,866,292

MINING – 0.67%
Century Aluminum Co.[b]	34,493	689,170
Stillwater Mining Co.[b]	29,110	663,999

		1,353,169

OFFICE FURNISHINGS – 0.31%
HNI Corp.	22,654	623,438

		623,438

OIL & GAS – 2.39%
Stone Energy Corp.[b]	25,769	911,192
Swift Energy Co.[b]	25,358	993,780
Tesoro Corp.[b]	85,476	2,318,109
W&T Offshore Inc.	22,097	592,421

		4,815,502

OIL & GAS SERVICES – 2.58%
Complete Production Services Inc.[b]	44,589	1,513,350
Helix Energy Solutions Group Inc.[b]	63,712	1,206,068
RPC Inc.	29,798	806,036
World Fuel Services Corp.	42,146	1,668,139

		5,193,593

PACKAGING & CONTAINERS – 0.33%
Graham Packaging Co. Inc.[b]	10,724	246,652
Graphic Packaging Holding Co.[b]	76,713	421,154

		667,806

REAL ESTATE – 1.44%
Forest City Enterprises Inc. Class Ab	73,705	1,415,873
Government Properties Income Trust	17,711	485,636
Starwood Property Trust Inc.	43,728	996,561

		2,898,070

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2011

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 12.09%
American Capital Agency Corp.	72,940	$2,123,283
Anworth Mortgage Asset Corp.	73,762	529,611
BioMed Realty Trust Inc.	79,813	1,583,490
Brandywine Realty Trust	81,890	1,040,003
Capstead Mortgage Corp.	42,845	567,268
CBL & Associates Properties Inc.	84,094	1,561,626
Colonial Properties Trust[a]	47,286	1,000,572
CommonWealth REIT	43,954	1,203,900
DCT Industrial Trust Inc.	147,721	858,259
Getty Realty Corp.	17,140	435,527
Hatteras Financial Corp.	43,933	1,248,136
Highwoods Properties Inc.	43,608	1,609,135
Inland Real Estate Corp.	46,009	449,508
Invesco Mortgage Capital Inc.	41,140	935,524
Kilroy Realty Corp.	34,972	1,466,726
LaSalle Hotel Properties[a]	44,537	1,253,271
Lexington Realty Trust	73,273	731,265
MFA Financial Inc.	210,640	1,680,907
National Retail Properties Inc.[a]	50,831	1,338,889
Redwood Trust Inc.	42,701	675,957
Sovran Self Storage Inc.	16,721	715,324
Sunstone Hotel Investors Inc.[a,b]	71,743	750,432
U-Store-It Trust	51,489	584,915

		24,343,528

RETAIL – 5.84%
Barnes & Noble Inc.[a]	24,029	264,079
Bob Evans Farms Inc.	18,585	582,825
Brinker International Inc.	54,396	1,310,399
Cabela’s Inc.[a,b]	25,713	656,710
Cato Corp. (The) Class A	16,925	431,757
Dillard’s Inc. Class A	26,251	1,260,573
Foot Locker Inc.	94,463	2,032,844
Group 1 Automotive Inc.	14,496	623,908
HSN Inc.[b]	24,591	815,929
Men’s Wearhouse Inc. (The)	32,146	896,552
Office Depot Inc.[b]	166,590	718,003
Penske Automotive Group Inc.[b]	27,393	615,795
Regis Corp.	34,939	593,963
Rite Aid Corp.[a,b]	371,308	412,152
Ruby Tuesday Inc.[a,b]	39,743	417,699

Security	Shares	Value
Talbots Inc. (The)[a,b]	21,637	$116,407

		11,749,595

SAVINGS & LOANS – 0.64%
Astoria Financial Corp.	53,717	777,285
Provident Financial Services Inc.	34,549	501,651

		1,278,936

SEMICONDUCTORS – 2.26%
Amkor Technology Inc.[b]	61,434	411,608
Entegris Inc.[b]	79,899	689,528
Fairchild Semiconductor
International Inc.[b]	75,675	1,586,905
Integrated Device Technology Inc.[b]	93,655	761,883
Intersil Corp. Class A	74,458	1,099,745

		4,549,669

SOFTWARE – 1.02%
Fair Isaac Corp.	24,392	728,833
SYNNEX Corp.[a,b]	14,540	487,526
Take-Two Interactive Software Inc.[b]	51,564	834,306

		2,050,665

TELECOMMUNICATIONS – 0.81%
EchoStar Corp. Class Ab	22,700	841,716
MasTec Inc.[a,b]	34,698	786,951

		1,628,667

TRANSPORTATION – 3.85%
Alexander & Baldwin Inc.	25,196	1,327,829
Atlas Air Worldwide Holdings Inc.[b]	15,735	1,084,299
Bristow Group Inc.[b]	20,677	959,413
Overseas Shipholding Group Inc.	16,403	456,988
Ryder System Inc.	31,526	1,686,641
Ship Finance International Ltd.[a]	26,267	525,077
Teekay Corp.	25,852	878,709
Werner Enterprises Inc.	31,517	824,800

		7,743,756

TRUCKING & LEASING – 0.39%
Aircastle Ltd.	32,234	401,635
Textainer Group Holdings Ltd.	11,054	391,975

		793,610

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2011

Security	Shares	Value
WATER – 0.20%
American States Water Co.	11,399	$397,939

		397,939

TOTAL COMMON STOCKS
(Cost: $172,046,621)		201,487,979

SHORT-TERM INVESTMENTS – 7.38%

MONEY MARKET FUNDS – 7.38%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[c,d,e]	13,344,279	13,344,279
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[c,d,e]	1,378,261	1,378,261
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	137,063	137,063

		14,859,603

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,859,603)		14,859,603

TOTAL INVESTMENTS IN SECURITIES – 107.48%
(Cost: $186,906,224)		216,347,582

Other Assets, Less Liabilities – (7.48)%		(15,052,708)

NET ASSETS – 100.00%		$201,294,874

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2011

	iShares Morningstar Large Core Index Fund	iShares Morningstar Large Growth Index Fund	iShares Morningstar Large Value Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$263,877,464	$340,445,155	$233,364,647
Affiliated issuers (Note 2)	1,873,564	11,864,537	4,347,111

Total cost of investments	$265,751,028	$352,309,692	$237,711,758

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$319,824,365	$394,928,123	$253,514,303
Affiliated issuers (Note 2)	1,873,564	11,785,802	4,483,949

Total fair value of investments	321,697,929	406,713,925	257,998,252
Receivables:
Dividends and interest	349,542	221,206	456,663
Capital shares sold	–	–	2,037

Total Assets	322,047,471	406,935,131	258,456,952

LIABILITIES
Payables:
Investment securities purchased	–	–	485,672
Collateral for securities on loan (Note 5)	1,690,118	9,031,883	1,795,200
Investment advisory fees (Note 2)	51,290	79,897	49,633

Total Liabilities	1,741,408	9,111,780	2,330,505

NET ASSETS	$320,306,063	$397,823,351	$256,126,447

Net assets consist of:
Paid-in capital	$297,872,756	$445,939,419	$312,362,472
Undistributed net investment income	365,010	229,362	517,989
Accumulated net realized loss	(33,878,604)	(102,749,663)	(77,040,508)
Net unrealized appreciation	55,946,901	54,404,233	20,286,494

NET ASSETS	$320,306,063	$397,823,351	$256,126,447

Shares outstanding[b]	4,200,000	5,700,000	3,900,000

Net asset value per share	$76.26	$69.79	$65.67

[a]	Securities on loan with values of $1,655,443, $8,877,325 and $1,687,488, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2011

	iShares Morningstar Mid Core Index Fund	iShares Morningstar Mid Growth Index Fund	iShares Morningstar Mid Value Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$143,173,027	$163,316,192	$112,099,652
Affiliated issuers (Note 2)	9,110,264	6,998,325	2,825,804

Total cost of investments	$152,283,291	$170,314,517	$114,925,456

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$179,808,655	$205,535,843	$124,067,178
Affiliated issuers (Note 2)	9,110,264	6,998,325	2,825,804

Total fair value of investments	188,918,919	212,534,168	126,892,982
Receivables:
Dividends and interest	107,503	16,942	71,334

Total Assets	189,026,422	212,551,110	126,964,316

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	8,870,122	6,854,055	2,744,305
Capital shares redeemed	–	3,075	–
Investment advisory fees (Note 2)	36,184	50,694	29,511

Total Liabilities	8,906,306	6,907,824	2,773,816

NET ASSETS	$180,120,116	$205,643,286	$124,190,500

Net assets consist of:
Paid-in capital	$173,771,806	$289,517,548	$140,349,038
Accumulated net realized loss	(30,287,318)	(126,093,913)	(28,126,064)
Net unrealized appreciation	36,635,628	42,219,651	11,967,526

NET ASSETS	$180,120,116	$205,643,286	$124,190,500

Shares outstanding[b]	1,900,000	1,900,000	1,500,000

Net asset value per share	$94.80	$108.23	$82.79

[a]	Securities on loan with values of $8,554,727, $6,753,171 and $2,674,994, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2011

	iShares Morningstar Small Core Index Fund	iShares Morningstar Small Growth Index Fund	iShares Morningstar Small Value Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$176,948,554	$122,996,761	$172,046,621
Affiliated issuers (Note 2)	24,194,129	15,881,791	14,859,603

Total cost of investments	$201,142,683	$138,878,552	$186,906,224

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$214,770,694	$147,740,383	$201,487,979
Affiliated issuers (Note 2)	24,194,129	15,881,791	14,859,603

Total fair value of investments	238,964,823	163,622,174	216,347,582
Receivables:
Investment securities sold	–	–	196,136
Dividends and interest	97,851	38,440	121,474

Total Assets	239,062,674	163,660,614	216,665,192

LIABILITIES
Payables:
Investment securities purchased	1,203,654	–	599,211
Collateral for securities on loan (Note 5)	22,845,687	15,795,955	14,722,540
Investment advisory fees (Note 2)	42,617	34,851	48,567

Total Liabilities	24,091,958	15,830,806	15,370,318

NET ASSETS	$214,970,716	$147,829,808	$201,294,874

Net assets consist of:
Paid-in capital	$199,933,563	$141,231,067	$192,390,671
Undistributed net investment income	–	–	66,035
Accumulated net realized loss	(22,784,987)	(18,144,881)	(20,603,190)
Net unrealized appreciation	37,822,140	24,743,622	29,441,358

NET ASSETS	$214,970,716	$147,829,808	$201,294,874

Shares outstanding [b]	2,150,000	1,550,000	2,250,000

Net asset value per share	$99.99	$95.37	$89.46

[a]	Securities on loan with values of $22,591,408, $15,476,739 and $14,395,688, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2011

	iShares Morningstar Large Core Index Fund	iShares Morningstar Large Growth Index Fund	iShares Morningstar Large Value Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$5,631,283	$3,729,260	$6,099,067
Dividends from affiliated issuers (Note 2)	7,786	39,477	17,134
Interest from affiliated issuers (Note 2)	328	458	248
Securities lending income from affiliated issuers (Note 2)	8,432	11,323	1,013

Total investment income	5,647,829	3,780,518	6,117,462

EXPENSES
Investment advisory fees (Note 2)	528,749	913,958	511,273

Total expenses	528,749	913,958	511,273

Net investment income	5,119,080	2,866,560	5,606,189

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	4,070,529	1,942,880	(6,522,862)
Investments in affiliated issuers (Note 2)	626,466	(112,288)	803
In-kind redemptions	3,914,321	11,403,017	1,549,002

Net realized gain (loss)	8,611,316	13,233,609	(4,973,057)

Net change in unrealized appreciation/depreciation	24,067,338	29,770,859	36,358,043

Net realized and unrealized gain	32,678,654	43,004,468	31,384,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,797,734	$45,871,028	$36,991,175

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2011

	iShares Morningstar Mid Core Index Fund	iShares Morningstar Mid Growth Index Fund	iShares Morningstar Mid Value Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$2,188,981	$1,175,243	$3,301,114
Interest from affiliated issuers (Note 2)	168	185	148
Securities lending income from affiliated issuers (Note 2)	53,871	24,831	25,787

Total investment income	2,243,020	1,200,259	3,327,049

EXPENSES
Investment advisory fees (Note 2)	339,853	518,131	341,529

Total expenses	339,853	518,131	341,529

Net investment income	1,903,167	682,128	2,985,520

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	11,521,068	478,124	2,178,499
In-kind redemptions	3,355,907	8,314,185	5,492,788

Net realized gain	14,876,975	8,792,309	7,671,287

Net change in unrealized appreciation/depreciation	18,316,021	36,360,401	4,687,127

Net realized and unrealized gain	33,192,996	45,152,710	12,358,414

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,096,163	$45,834,838	$15,343,934

[a]	Net of foreign withholding tax of $ –, $706 and $ –, respectively.

See notes to financial statements.

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2011

	iShares Morningstar Small Core Index Fund	iShares Morningstar Small Growth Index Fund	iShares Morningstar Small Value Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$2,027,568	$523,257	$4,202,204
Interest from affiliated issuers (Note 2)	202	115	215
Securities lending income from affiliated issuers (Note 2)	64,708	86,161	66,743

Total investment income	2,092,478	609,533	4,269,162

EXPENSES
Investment advisory fees (Note 2)	422,694	286,477	550,912

Total expenses	422,694	286,477	550,912

Net investment income	1,669,784	323,056	3,718,250

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	11,425,419	6,300,133	8,044,603
In-kind redemptions	9,634,101	8,165,921	14,418,471

Net realized gain	21,059,520	14,466,054	22,463,074

Net change in unrealized appreciation/depreciation	11,879,147	13,379,000	436,418

Net realized and unrealized gain	32,938,667	27,845,054	22,899,492

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,608,451	$28,168,110	$26,617,742

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Morningstar Large Core Index Fund		iShares Morningstar Large Growth Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,119,080	$4,975,473	$2,866,560	$3,383,662
Net realized gain (loss)	8,611,316	(8,728,504)	13,233,609	(138,621)
Net change in unrealized appreciation/depreciation	24,067,338	79,004,375	29,770,859	117,720,450

Net increase in net assets resulting from operations	37,797,734	75,251,344	45,871,028	120,965,491

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,034,557)	(4,937,681)	(2,969,655)	(3,369,795)

Total distributions to shareholders	(5,034,557)	(4,937,681)	(2,969,655)	(3,369,795)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	44,100,913	24,698,267	6,600,778	78,468,536
Cost of shares redeemed	(22,158,502)	(25,291,714)	(98,615,812)	(80,711,722)

Net increase (decrease) in net assets from capital share transactions	21,942,411	(593,447)	(92,015,034)	(2,243,186)

INCREASE (DECREASE) IN NET ASSETS	54,705,588	69,720,216	(49,113,661)	115,352,510

NET ASSETS
Beginning of year	265,600,475	195,880,259	446,937,012	331,584,502

End of year	$320,306,063	$265,600,475	$397,823,351	$446,937,012

Undistributed net investment income included in net assets at end of year	$365,010	$280,487	$229,362	$332,457

SHARES ISSUED AND REDEEMED
Shares sold	650,000	450,000	100,000	1,400,000
Shares redeemed	(350,000)	(400,000)	(1,750,000)	(1,500,000)

Net increase (decrease) in shares outstanding	300,000	50,000	(1,650,000)	(100,000)

See notes to financial statements.

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Large Value Index Fund		iShares Morningstar Mid Core Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,606,189	$5,448,805	$1,903,167	$1,547,495
Net realized gain (loss)	(4,973,057)	(17,655,423)	14,876,975	(3,888,801)
Net change in unrealized appreciation/depreciation	36,358,043	67,150,642	18,316,021	43,600,539

Net increase in net assets resulting from operations	36,991,175	54,944,024	35,096,163	41,259,233

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,476,883)	(5,548,823)	(1,965,522)	(1,543,039)

Total distributions to shareholders	(5,476,883)	(5,548,823)	(1,965,522)	(1,543,039)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	25,463,516	40,739,055	33,074,086	12,032,368
Cost of shares redeemed	(13,451,076)	(36,842,957)	(11,876,797)	(3,615,700)

Net increase in net assets from capital share transactions	12,012,440	3,896,098	21,197,289	8,416,668

INCREASE IN NET ASSETS	43,526,732	53,291,299	54,327,930	48,132,862

NET ASSETS
Beginning of year	212,599,715	159,308,416	125,792,186	77,659,324

End of year	$256,126,447	$212,599,715	$180,120,116	$125,792,186

Undistributed net investment income included in net assets at end of year	$517,989	$388,683	$–	$4,456

SHARES ISSUED AND REDEEMED
Shares sold	400,000	800,000	400,000	200,000
Shares redeemed	(250,000)	(700,000)	(150,000)	(50,000)

Net increase in shares outstanding	150,000	100,000	250,000	150,000

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Mid Growth Index Fund		iShares Morningstar Mid Value Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$682,128	$472,348	$2,985,520	$2,416,771
Net realized gain (loss)	8,792,309	(20,797,725)	7,671,287	(2,711,302)
Net change in unrealized appreciation/depreciation	36,360,401	81,409,210	4,687,127	43,763,411

Net increase in net assets resulting from operations	45,834,838	61,083,833	15,343,934	43,468,880

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(756,341)	(536,637)	(3,255,803)	(2,280,127)
Return of capital	–	(9,588)	–	–

Total distributions to shareholders	(756,341)	(546,225)	(3,255,803)	(2,280,127)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	34,708,333	41,780,079	10,715,897	37,155,302
Cost of shares redeemed	(43,048,820)	(129,025,777)	(34,266,618)	(12,338,026)

Net increase (decrease) in net assets from capital share transactions	(8,340,487)	(87,245,698)	(23,550,721)	24,817,276

INCREASE (DECREASE) IN NET ASSETS	36,738,010	(26,708,090)	(11,462,590)	66,006,029

NET ASSETS
Beginning of year	168,905,276	195,613,366	135,653,090	69,647,061

End of year	$205,643,286	$168,905,276	$124,190,500	$135,653,090

Undistributed net investment income included in net assets at end of year	$–	$–	$–	$187,171

SHARES ISSUED AND REDEEMED
Shares sold	400,000	550,000	150,000	600,000
Shares redeemed	(500,000)	(1,950,000)	(500,000)	(200,000)

Net increase (decrease) in shares outstanding	(100,000)	(1,400,000)	(350,000)	400,000

See notes to financial statements.

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small Core Index Fund		iShares Morningstar Small Growth Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,669,784	$1,262,158	$323,056	$78,543
Net realized gain	21,059,520	1,095,260	14,466,054	682,097
Net change in unrealized appreciation/depreciation	11,879,147	51,403,307	13,379,000	27,846,664

Net increase in net assets resulting from operations	34,608,451	53,760,725	28,168,110	28,607,304

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,839,626)	(1,274,579)	(330,512)	(93,392)
Return of capital	–	(13,525)	–	(8,792)

Total distributions to shareholders	(1,839,626)	(1,288,104)	(330,512)	(102,184)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	73,553,826	64,449,023	77,190,359	12,093,091
Cost of shares redeemed	(71,233,635)	(17,589,892)	(48,033,268)	(15,925,104)

Net increase (decrease) in net assets from capital share transactions	2,320,191	46,859,131	29,157,091	(3,832,013)

INCREASE IN NET ASSETS	35,089,016	99,331,752	56,994,689	24,673,107

NET ASSETS
Beginning of year	179,881,700	80,549,948	90,835,119	66,162,012

End of year	$214,970,716	$179,881,700	$147,829,808	$90,835,119

SHARES ISSUED AND REDEEMED
Shares sold	900,000	950,000	1,000,000	200,000
Shares redeemed	(950,000)	(250,000)	(700,000)	(250,000)

Net increase (decrease) in shares outstanding	(50,000)	700,000	300,000	(50,000)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small Value Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,718,250	$2,431,785
Net realized gain	22,463,074	878,757
Net change in unrealized appreciation/depreciation	436,418	54,572,680

Net increase in net assets resulting from operations	26,617,742	57,883,222

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,760,021)	(2,325,977)

Total distributions to shareholders	(3,760,021)	(2,325,977)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	62,513,662	87,901,713
Cost of shares redeemed	(79,526,977)	(13,102,151)

Net increase (decrease) in net assets from capital share transactions	(17,013,315)	74,799,562

INCREASE IN NET ASSETS	5,844,406	130,356,807

NET ASSETS
Beginning of year	195,450,468	65,093,661

End of year	$201,294,874	$195,450,468

Undistributed net investment income included in net assets at end of year	$66,035	$105,808

SHARES ISSUED AND REDEEMED
Shares sold	850,000	1,350,000
Shares redeemed	(1,100,000)	(200,000)

Net increase (decrease) in shares outstanding	(250,000)	1,150,000

See notes to financial statements.

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Core Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$68.10	$50.88	$76.07	$78.37	$69.40

Income from investment operations:
Net investment income[a]	1.31	1.22	1.50	1.42	1.16
Net realized and unrealized gain (loss)[b]	8.14	17.22	(25.24)	(2.35)	8.92

Total from investment operations	9.45	18.44	(23.74)	(0.93)	10.08

Less distributions from:
Net investment income	(1.29)	(1.22)	(1.45)	(1.37)	(1.11)

Total distributions	(1.29)	(1.22)	(1.45)	(1.37)	(1.11)

Net asset value, end of year	$76.26	$68.10	$50.88	$76.07	$78.37

Total return	14.13%	36.53%	(31.43)%	(1.25)%	14.66%

Ratios/Supplemental data:
Net assets, end of year (000s)	$320,306	$265,600	$195,880	$182,567	$160,652
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.94%	2.00%	2.57%	1.81%	1.59%
Portfolio turnover rate[c]	38%	32%	40%	35%	39%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Growth Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$60.81	$44.51	$67.23	$67.59	$61.79

Income from investment operations:
Net investment income[a]	0.48	0.47	0.47	0.32	0.35
Net realized and unrealized gain (loss)[b]	9.00	16.30	(22.74)	(0.40)	5.80

Total from investment operations	9.48	16.77	(22.27)	(0.08)	6.15

Less distributions from:
Net investment income	(0.50)	(0.47)	(0.45)	(0.28)	(0.35)

Total distributions	(0.50)	(0.47)	(0.45)	(0.28)	(0.35)

Net asset value, end of year	$69.79	$60.81	$44.51	$67.23	$67.59

Total return	15.70%	37.81%	(33.16)%	(0.14)%	10.00%

Ratios/Supplemental data:
Net assets, end of year (000s)	$397,823	$446,937	$331,585	$494,167	$294,003
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	0.78%	0.87%	0.91%	0.46%	0.56%
Portfolio turnover rate[c]	24%	24%	35%	31%	28%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Value Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$56.69	$43.65	$76.51	$86.96	$74.28

Income from investment operations:
Net investment income[a]	1.57	1.47	2.10	2.52	2.18
Net realized and unrealized gain (loss)[b]	8.94	13.07	(32.84)	(10.36)	12.56

Total from investment operations	10.51	14.54	(30.74)	(7.84)	14.74

Less distributions from:
Net investment income	(1.53)	(1.50)	(2.12)	(2.61)	(2.06)

Total distributions	(1.53)	(1.50)	(2.12)	(2.61)	(2.06)

Net asset value, end of year	$65.67	$56.69	$43.65	$76.51	$86.96

Total return	19.00%	33.70%	(40.70)%	(9.20)%	20.14%

Ratios/Supplemental data:
Net assets, end of year (000s)	$256,126	$212,600	$159,308	$260,117	$439,134
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.74%	2.83%	3.83%	3.03%	2.70%
Portfolio turnover rate[c]	30%	31%	29%	23%	22%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Core Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$76.24	$51.77	$81.41	$88.58	$78.01

Income from investment operations:
Net investment income[a]	1.12	0.95	0.86	0.68	1.10
Net realized and unrealized gain (loss)[b]	18.59	24.47	(29.52)	(7.22)	10.57

Total from investment operations	19.71	25.42	(28.66)	(6.54)	11.67

Less distributions from:
Net investment income	(1.15)	(0.95)	(0.98)	(0.63)	(1.00)
Return of capital	–	–	–	–	(0.10)

Total distributions	(1.15)	(0.95)	(0.98)	(0.63)	(1.10)

Net asset value, end of year	$94.80	$76.24	$51.77	$81.41	$88.58

Total return	26.14%	49.44%	(35.29)%	(7.41)%	15.09%

Ratios/Supplemental data:
Net assets, end of year (000s)	$180,120	$125,792	$77,659	$126,183	$146,153
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.40%	1.49%	1.40%	0.80%	1.38%
Portfolio turnover rate[c]	47%	46%	60%	53%	53%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Growth Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$84.45	$57.53	$95.61	$92.52	$85.38

Income from investment operations:
Net investment income[a]	0.35	0.21	0.23	0.21	0.16
Net realized and unrealized gain (loss)[b]	23.82	26.93	(38.07)	3.12	7.31

Total from investment operations	24.17	27.14	(37.84)	3.33	7.47

Less distributions from:
Net investment income	(0.39)	(0.22)	(0.24)	(0.20)	(0.33)
Return of capital	–	(0.00)[c]	–	(0.04)	–

Total distributions	(0.39)	(0.22)	(0.24)	(0.24)	(0.33)

Net asset value, end of year	$108.23	$84.45	$57.53	$95.61	$92.52

Total return	28.69%	47.28%	(39.60)%	3.59%	8.78%

Ratios/Supplemental data:
Net assets, end of year (000s)	$205,643	$168,905	$195,613	$487,629	$235,917
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.39%	0.30%	0.32%	0.22%	0.19%
Portfolio turnover rate[d]	47%	45%	49%	34%	50%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Value Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$73.33	$48.03	$74.60	$91.74	$79.63

Income from investment operations:
Net investment income[a]	1.89	1.46	1.93	1.81	1.88
Net realized and unrealized gain (loss)[b]	9.65	25.19	(26.56)	(17.02)	11.84

Total from investment operations	11.54	26.65	(24.63)	(15.21)	13.72

Less distributions from:
Net investment income	(2.08)	(1.35)	(1.94)	(1.93)	(1.61)

Total distributions	(2.08)	(1.35)	(1.94)	(1.93)	(1.61)

Net asset value, end of year	$82.79	$73.33	$48.03	$74.60	$91.74

Total return	16.23%	56.05%	(33.26)%	(16.79)%	17.46%

Ratios/Supplemental data:
Net assets, end of year (000s)	$124,191	$135,653	$69,647	$126,826	$178,902
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.62%	2.37%	3.37%	2.17%	2.25%
Portfolio turnover rate[c]	46%	41%	61%	37%	43%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Core Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$81.76	$53.70	$78.57	$90.24	$82.87

Income from investment operations:
Net investment income[a]	0.82	0.67	0.65	0.73	0.53
Net realized and unrealized gain (loss)[b]	18.33	28.06	(24.88)	(11.70)	7.40

Total from investment operations	19.15	28.73	(24.23)	(10.97)	7.93

Less distributions from:
Net investment income	(0.92)	(0.66)	(0.64)	(0.70)	(0.46)
Return of capital	–	(0.01)	–	–	(0.10)

Total distributions	(0.92)	(0.67)	(0.64)	(0.70)	(0.56)

Net asset value, end of year	$99.99	$81.76	$53.70	$78.57	$90.24

Total return	23.62%	53.72%	(30.86)%	(12.22)%	9.62%

Ratios/Supplemental data:
Net assets, end of year (000s)	$214,971	$179,882	$80,550	$102,143	$157,918
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	0.99%	1.00%	1.08%	0.86%	0.63%
Portfolio turnover rate[c]	69%	66%	73%	62%	73%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Growth Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$72.67	$50.89	$73.02	$78.81	$76.85

Income from investment operations:
Net investment income[a]	0.27	0.06	0.27	0.24	0.02
Net realized and unrealized gain (loss)[b]	22.68	21.80	(22.13)	(5.78)	1.94

Total from investment operations	22.95	21.86	(21.86)	(5.54)	1.96

Less distributions from:
Net investment income	(0.25)	(0.07)	(0.27)	(0.25)	–
Return of capital	–	(0.01)	–	–	–

Total distributions	(0.25)	(0.08)	(0.27)	(0.25)	–

Net asset value, end of year	$95.37	$72.67	$50.89	$73.02	$78.81

Total return	31.63%	42.98%	(29.91)%	(7.05)%	2.55%

Ratios/Supplemental data:
Net assets, end of year (000s)	$147,830	$90,835	$66,162	$69,367	$70,927
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.34%	0.10%	0.47%	0.31%	0.03%
Portfolio turnover rate[c]	64%	57%	56%	59%	59%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Value Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007
Net asset value, beginning of year	$78.18	$48.22	$72.21	$85.00	$77.78

Income from investment operations:
Net investment income[a]	1.57	1.28	1.62	1.82	1.85
Net realized and unrealized gain (loss)[b]	11.30	29.85	(23.83)	(12.81)	7.06

Total from investment operations	12.87	31.13	(22.21)	(10.99)	8.91

Less distributions from:
Net investment income	(1.59)	(1.17)	(1.78)	(1.80)	(1.69)

Total distributions	(1.59)	(1.17)	(1.78)	(1.80)	(1.69)

Net asset value, end of year	$89.46	$78.18	$48.22	$72.21	$85.00

Total return	16.77%	65.11%	(30.92)%	(13.08)%	11.63%

Ratios/Supplemental data:
Net assets, end of year (000s)	$201,295	$195,450	$65,094	$93,873	$135,998
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.02%	2.00%	2.95%	2.35%	2.31%
Portfolio turnover rate[c]	55%	57%	70%	66%	56%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Morningstar Large Core, iShares Morningstar Large Growth, iShares Morningstar Large Value, iShares Morningstar Mid Core, iShares Morningstar Mid Growth, iShares Morningstar Mid Value, iShares Morningstar Small Core, iShares Morningstar Small Growth and iShares Morningstar Small Value Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each of the Funds is classified as a diversified fund under the 1940 Act, except for the iShares Morningstar Large Core, iShares Morningstar Large Growth and iShares Morningstar Large Value Index Funds, which are classified as non-diversified funds. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total

Morningstar Large Core
Common Stocks	$319,824,365	$–	$–	$319,824,365
Short-Term Investments	1,873,564	–	–	1,873,564

	$321,697,929	$–	$–	$321,697,929

Morningstar Large Growth
Common Stocks	$397,314,476	$–	$–	$397,314,476
Short-Term Investments	9,399,449	–	–	9,399,449

	$406,713,925	$–	$–	$406,713,925

Morningstar Large Value
Common Stocks	$255,965,637	$–	$–	$255,965,637
Short-Term Investments	2,032,615	–	–	2,032,615

	$257,998,252	$–	$–	$257,998,252

Morningstar Mid Core
Common Stocks	$179,808,655	$–	$–	$179,808,655
Short-Term Investments	9,110,264	–	–	9,110,264

	$188,918,919	$–	$–	$188,918,919

Morningstar Mid Growth
Common Stocks	$205,534,138	$–	$1,705	$205,535,843
Short-Term Investments	6,998,325	–	–	6,998,325

	$212,532,463	$–	$1,705	$212,534,168

Morningstar Mid Value
Common Stocks	$124,067,178	$–	$–	$124,067,178
Short-Term Investments	2,825,804	–	–	2,825,804

	$126,892,982	$–	$–	$126,892,982

Morningstar Small Core
Common Stocks	$214,770,694	$–	$–	$214,770,694
Short-Term Investments	24,194,129	–	–	24,194,129

	$238,964,823	$–	$–	$238,964,823

Morningstar Small Growth
Common Stocks	$147,740,380	$–	$3	$147,740,383
Short-Term Investments	15,881,791	–	–	15,881,791

	$163,622,171	$–	$3	$163,622,174

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total
Morningstar Small Value
Common Stocks	$201,487,979	$–	$–	$201,487,979
Short-Term Investments	14,859,603	–	–	14,859,603

	$216,347,582	$–	$–	$216,347,582

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, generally are declared and paid quarterly by each of the Funds. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2011, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Morningstar Large Core	$365,010	$54,127,235	$(32,058,938)	$22,433,307
Morningstar Large Growth	229,362	51,479,935	(99,825,365)	(48,116,068)
Morningstar Large Value	517,989	5,684,699	(62,438,713)	(56,236,025)
Morningstar Mid Core	–	35,393,858	(29,045,548)	6,348,310
Morningstar Mid Growth	–	40,857,349	(124,731,611)	(83,874,262)
Morningstar Mid Value	–	10,457,136	(26,615,674)	(16,158,538)
Morningstar Small Core	–	36,734,251	(21,697,098)	15,037,153
Morningstar Small Growth	–	24,080,726	(17,481,985)	6,598,741
Morningstar Small Value	165,757	27,703,470	(18,965,024)	8,904,203

For the years ended April 30, 2011 and April 30, 2010, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2011.

From November 1, 2010 to April 30, 2011, the iShares Morningstar Small Value Index Fund incurred net realized capital losses of $13,893. As permitted by tax regulations, the Fund has elected to defer those losses and treat them as arising in the year ending April 30, 2012.

The Funds had tax basis net capital loss carryforwards as of April 30, 2011, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Morningstar Large Core	$–	$–	$–	$–	$470,436	$31,588,502	$–	$32,058,938
Morningstar Large Growth	54,115	754,949	3,087,927	881,226	27,706,178	66,358,290	982,680	99,825,365
Morningstar Large Value	18,851	35,116	468,973	672,390	19,478,955	36,252,824	5,511,604	62,438,713
Morningstar Mid Core	–	–	–	–	7,949,985	21,095,563	–	29,045,548
Morningstar Mid Growth	14,863	105,739	132,199	4,115,856	27,347,957	89,015,622	3,999,375	124,731,611
Morningstar Mid Value	–	–	–	244,018	9,919,905	16,451,751	–	26,615,674
Morningstar Small Core	–	–	–	–	–	21,697,098	–	21,697,098
Morningstar Small Growth	–	–	–	–	1,328,686	16,153,299	–	17,481,985
Morningstar Small Value	–	–	–	–	5,205,021	13,746,110	–	18,951,131

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after April 30, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Each Fund reclassifies, at the end of its tax year, certain amounts between paid-in capital, accumulated net realized gain (loss) on investments, and accumulated net investment income (loss) as a result of permanent book and tax differences primarily attributed to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Morningstar Large Core	$267,570,694	$59,152,829	$(5,025,594)	$54,127,235
Morningstar Large Growth	355,233,990	76,345,091	(24,865,156)	51,479,935
Morningstar Large Value	252,313,553	31,419,293	(25,734,594)	5,684,699
Morningstar Mid Core	153,525,061	38,391,601	(2,997,743)	35,393,858
Morningstar Mid Growth	171,676,819	46,481,586	(5,624,237)	40,857,349
Morningstar Mid Value	116,435,846	19,112,508	(8,655,372)	10,457,136
Morningstar Small Core	202,230,572	41,311,260	(4,577,009)	36,734,251
Morningstar Small Growth	139,541,448	28,561,329	(4,480,603)	24,080,726
Morningstar Small Value	188,644,112	35,566,281	(7,862,811)	27,703,470

Management has reviewed the tax positions as of April 30, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
Morningstar Large Core	0.20%
Morningstar Large Growth	0.25
Morningstar Large Value	0.25
Morningstar Mid Core	0.25
Morningstar Mid Growth	0.30

iShares Index Fund	Investment Advisory Fee
Morningstar Mid Value	0.30%
Morningstar Small Core	0.25
Morningstar Small Growth	0.30
Morningstar Small Value	0.30

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

received for the loan of securities and any fees paid by borrowers. For the year ended April 30, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
Morningstar Large Core	$4,541
Morningstar Large Growth	6,097
Morningstar Large Value	546
Morningstar Mid Core	29,008
Morningstar Mid Growth	13,371

iShares Index Fund	Securities Lending Agent Fees
Morningstar Mid Value	$13,886
Morningstar Small Core	34,843
Morningstar Small Growth	46,395
Morningstar Small Value	35,939

Cross trades for the year ended April 30, 2011, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in Interest from affiliated issuers in the Statements of Operations.

As of April 30, 2011, The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays PLC (“Barclays”) were the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)

Morningstar Large Core
PNC Financial Services Group Inc. (The)	44,126	3,371	(47,497)	–	$–	$7,786	$626,466

Morningstar Large Growth
BlackRock Inc.	6,732	7,180	(1,733)	12,179	$2,386,353	$39,477	$(112,288)

Morningstar Large Value
PNC Financial Services Group Inc. (The)	–	39,904	(582)	39,322	$2,451,334	$17,134	$803

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2011 were as follows:

iShares Index Fund	Purchases	Sales
Morningstar Large Core	$100,499,035	$100,398,285
Morningstar Large Growth	87,259,584	87,481,540
Morningstar Large Value	62,298,609	62,091,153
Morningstar Mid Core	63,820,638	63,775,121
Morningstar Mid Growth	81,018,864	81,036,227
Morningstar Mid Value	52,895,408	52,991,502
Morningstar Small Core	117,609,554	117,341,671
Morningstar Small Growth	61,788,679	61,477,955
Morningstar Small Value	101,698,123	101,094,213

In-kind transactions (see Note 4) for the year ended April 30, 2011 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Morningstar Large Core	$44,002,243	$22,106,385
Morningstar Large Growth	6,585,485	98,454,573
Morningstar Large Value	25,406,304	13,408,336
Morningstar Mid Core	32,954,396	11,850,511
Morningstar Mid Growth	34,667,193	42,927,726
Morningstar Mid Value	10,695,374	34,138,892
Morningstar Small Core	73,194,381	71,003,331
Morningstar Small Growth	76,503,249	47,642,581
Morningstar Small Value	61,870,780	78,671,803

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Funds’ administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of April 30, 2011, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of April 30, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Morningstar Large Core Index Fund, iShares Morningstar Large Growth Index Fund, iShares Morningstar Large Value Index Fund, iShares Morningstar Mid Core Index Fund, iShares Morningstar Mid Growth Index Fund, iShares Morningstar Mid Value Index Fund, iShares Morningstar Small Core Index Fund, iShares Morningstar Small Growth Index Fund and iShares Morningstar Small Value Index Fund, each a fund of iShares Trust (the “Funds”), at April 30, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2011 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Morningstar Large Core	100.00%

Morningstar Large Growth	100.00

Morningstar Large Value	100.00

Morningstar Mid Core	84.67

Morningstar Mid Growth	100.00

iShares Index Fund	Dividends- Received Deduction

Morningstar Mid Value	66.20%

Morningstar Small Core	88.34

Morningstar Small Growth	100.00

Morningstar Small Value	70.62

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2011:

iShares Index Fund	Qualified Dividend Income

Morningstar Large Core	$5,034,557

Morningstar Large Growth	2,969,655

Morningstar Large Value	5,476,883

Morningstar Mid Core	1,844,773

Morningstar Mid Growth	756,341

iShares Index Fund	Qualified Dividend Income

Morningstar Mid Value	$3,079,801

Morningstar Small Core	1,686,492

Morningstar Small Growth	330,512

Morningstar Small Value	2,982,875

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Morningstar Large Core	$1.27806	$–	$0.01301	$1.29107	99%	–%	1%	100%
Morningstar Large Growth	0.49673	–	0.00289	0.49962	99	–	1	100
Morningstar Large Value	1.51126	–	0.02286	1.53412	99	–	1	100
Morningstar Mid Core	1.08838	–	0.06262	1.15100	95	–	5	100
Morningstar Mid Growth	0.38231	–	0.00637	0.38868	98	–	2	100
Morningstar Mid Value	2.00163	–	0.08038	2.08201	96	–	4	100
Morningstar Small Core	0.84512	–	0.07100	0.91612	92	–	8	100
Morningstar Small Growth	0.23985	–	0.00959	0.24944	96	–	4	100
Morningstar Small Value	1.47206	–	0.11832	1.59038	93	–	7	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	89

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Large Core Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	11	0.83
Between 0.5% and -0.5%	1,296	98.17
Less than -0.5% and Greater than -1.0%	4	0.30
Less than -1.0% and Greater than -1.5%	3	0.23
Less than -1.5% and Greater than -2.0%	1	0.08

	1,320	100.00%

iShares Morningstar Large Growth Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.23%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	7	0.53
Between 0.5% and -0.5%	1,301	98.54
Less than -0.5% and Greater than -1.0%	1	0.08
Less than -1.0% and Greater than -1.5%	3	0.23
Less than -1.5%	1	0.08

	1,320	100.00%

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Large Value Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.23%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	17	1.29
Between 0.5% and -0.5%	1,287	97.48
Less than -0.5% and Greater than -1.0%	6	0.45
Less than -1.0% and Greater than -1.5%	2	0.15
Less than -1.5% and Greater than -2.0%	1	0.08
Less than -2.0%	1	0.08

	1,320	100.00%

iShares Morningstar Mid Core Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	3	0.23%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and -0.5%	1,299	98.40
Less than -0.5% and Greater than -1.0%	2	0.15
Less than -1.0% and Greater than -1.5%	2	0.15
Less than -1.5% and Greater than -2.0%	1	0.08
Less than -2.0% and Greater than -2.5%	1	0.08

	1,320	100.00%

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Mid Growth Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	5	0.38%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	11	0.83
Between 0.5% and -0.5%	1,292	97.87
Less than -0.5% and Greater than -1.0%	3	0.23
Less than -1.0% and Greater than -1.5%	2	0.15
Less than -1.5% and Greater than -2.0%	2	0.15
Less than -2.0%	2	0.15

	1,320	100.00%

iShares Morningstar Mid Value Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	9	0.68
Between 0.5% and -0.5%	1,294	98.03
Less than -0.5% and Greater than -1.0%	5	0.38
Less than -1.0% and Greater than -1.5%	3	0.23
Less than -1.5% and Greater than -2.0%	2	0.15
Less than -2.0%	2	0.15

	1,320	100.00%

92	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small Core Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	4	0.30%
Greater than 1.5% and Less than 2.0%	4	0.30
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and -0.5%	1,290	97.74
Less than -0.5% and Greater than -1.0%	4	0.30
Less than -1.0% and Greater than -1.5%	5	0.38
Less than -1.5%	3	0.23

	1,320	100.00%

iShares Morningstar Small Growth Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	8	0.61%
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	10	0.76
Between 0.5% and -0.5%	1,280	96.94
Less than -0.5% and Greater than -1.0%	8	0.61
Less than -1.0% and Greater than -1.5%	3	0.23
Less than -1.5% and Greater than -2.0%	1	0.08
Less than -2.0% and Greater than -2.5%	1	0.08
Less than -2.5% and Greater than -3.0%	1	0.08
Less than -3.0%	1	0.08

	1,320	100.00%

SUPPLEMENTAL INFORMATION	93

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small Value Index Fund

Period Covered: January 1, 2006 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	6	0.45%
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	14	1.06
Between 0.5% and -0.5%	1,278	96.82
Less than -0.5% and Greater than -1.0%	10	0.76
Less than -1.0% and Greater than -1.5%	2	0.15
Less than -1.5% and Greater than -2.0%	2	0.15
Less than -2.0% and Greater than -2.5%	1	0.08
Less than -2.5%	1	0.08

	1,320	100.00%

94	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 220 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers
Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	95

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees
Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

96	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)
Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (46)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	97

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers
Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

98	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-44-0411

April 30, 2011

2011 Annual Report

iShares Trust

iShares FTSE EPRA/NAREIT Developed Asia Index Fund  |  IFAS  |  NASDAQ

iShares FTSE EPRA/NAREIT Developed Europe Index Fund  |  IFEU  |  NASDAQ

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund  |  IFGL  |  NASDAQ

iShares FTSE EPRA/NAREIT North America Index Fund  |  IFNA  |  NASDAQ

iShares FTSE NAREIT Industrial/Office Capped Index Fund  |  FNIO  |  NYSE Arca

iShares FTSE NAREIT Mortgage Plus Capped Index Fund  |  REM  |  NYSE Arca

iShares FTSE NAREIT Real Estate 50 Index Fund  |  FTY  |  NYSE Arca

iShares FTSE NAREIT Residential Plus Capped Index Fund  |  REZ  |  NYSE Arca

iShares FTSE NAREIT Retail Capped Index Fund  |  RTL  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.20%	15.20%	13.88%	(7.45)%	(7.27)%	(7.33)%	(23.56)%	(23.04)%	(23.21)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Real Estate Operating/Development	47.65%

REITs – Shopping Centers	16.05

REITs – Diversified	14.90

REITs – Office Property	7.87

Real Estate Management/Services	6.62

Diversified Operations	3.56

Hotels & Motels	2.17

Other*	0.69

Short-Term and Other Net Assets	0.49

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Sun Hung Kai Properties Ltd. (Hong Kong)	9.48%

Westfield Group (Australia)	7.28

Mitsubishi Estate Co. Ltd. (Japan)	5.54

Mitsui Fudosan Co. Ltd. (Japan)	4.91

Hongkong Land Holdings Ltd. (Hong Kong)	4.07

Wharf (Holdings) Ltd. (The) (Hong Kong)	3.56

Sumitomo Realty & Development Co. Ltd. (Japan)	3.27

Stockland Corp. Ltd. (Australia)	3.15

Hang Lung Properties Ltd. (Hong Kong)	3.13

CapitaLand Ltd. (Singapore)	2.84

TOTAL	47.23%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares FTSE EPRA/NAREIT Developed Asia Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Asia Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of Asian real estate markets as defined by FTSE EPRA/NAREIT. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 13.20%, while the total return for the Index was 13.88%.

Asian equity markets posted strong gains for the reporting period. After a brief decline early in the period, stocks in Asia and the Pacific Rim rallied steadily throughout the period as economic conditions continued to improve in the region. Australia and New Zealand benefited from robust demand for commodities, while proximity to China’s strong economy provided a lift to Hong Kong’s stock market. Asian stocks also benefited from a sharp decline in the U.S. dollar. For example, the U.S. dollar depreciated by 14% against the Japanese yen and 15% against the Australian dollar for the reporting period, boosting equity returns in these countries for U.S. investors. The advance in Asian equity markets faltered somewhat in early 2011 in the wake of heightened political turmoil in the Middle East and an earthquake and tsunami in Japan. However, stocks resumed their upward trend by late March and retraced the entire decline by the end of the reporting period. All stock markets in the region posted comparable returns, with the exception of Japan; the Japanese market was weighed down by a stagnant economy and the natural disasters that struck in March.

As represented by the Index, Asian real estate stocks posted double-digit gains but lagged both the broad Asian equity markets and the global property sector. Hong Kong property stocks (which comprised approximately 40% of the Index as of April 30, 2011) were held in check by policies implemented by the government to restrict credit, curb housing prices, and keep inflation under control. The continued economic weakness in Japan (which comprised approximately one-quarter of the Index as of the end of the reporting period) also negatively impacted real estate stocks in that country, as did the devastation following the earthquake and tsunami. In addition, property values in the region were relatively stable during the reporting period following strong increases in the previous two years.

On the positive side, real estate stocks in Australia and New Zealand (which made up approximately 25% of the Index at the end of the reporting period) fared well as economic growth remained robust. The economic environment in Singapore also remained healthy, providing the underpinning for a nascent recovery in occupancy and rent levels for commercial real estate, with the exception of the residential sector.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
37.23%	39.23%	37.53%	(5.13)%	(4.96)%	(5.38)%	(16.68)%	(16.17)%	(17.45)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

PORTFOLIO ALLOCATION
As of 4/30/11
Industry	Percentage of Net Assets
REITs – Diversified	60.80%

Real Estate Management/Services	18.18

Real Estate Operating/Development	8.58

REITs – Office Property	7.89

REITs – Warehouse/Industrial	1.70

Other*	2.02

Short-Term and Other Net Assets	0.83

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
Unibail-Rodamco SE (France)	14.65%

Land Securities Group PLC (United Kingdom)	6.84

British Land Co. PLC (United Kingdom)	6.06

Corio NV (Netherlands)	4.44

Hammerson PLC (United Kingdom)	3.80

Capital Shopping Centres Group PLC (United Kingdom)	2.98

PSP Swiss Property AG Registered (Switzerland)	2.86

SEGRO PLC (United Kingdom)	2.72

Klepierre (France)	2.67

Swiss Prime Site AG Registered (Switzerland)	2.32

TOTAL	49.34%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares FTSE EPRA/NAREIT Developed Europe Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Europe Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of European real estate markets as defined by FTSE EPRA/NAREIT. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 37.23%, while the total return for the Index was 37.53%.

European equity markets posted strong gains for the reporting period, with much of the advance occurring during the last six months. European stocks trended down slightly during the first half of the reporting period as signs of slowing economic growth and a sovereign debt crisis that spread from Greece to Ireland and beyond cast doubts on the sustainability of the economic recovery that started in mid-2009. However, European stock markets rebounded over the last six months as improving economic data restored investor confidence that the economic recovery was back on track. The rally in European equity markets persisted through the end of the reporting period despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan. European stocks also benefited from a sharp decline in the U.S. dollar. The dollar depreciated by more than 10% against the euro for the reporting period, boosting European equity returns for U.S. investors.

As represented by the Index, European real estate stocks advanced by more than 35% for the reporting period, outperforming both the broad foreign equity indexes and the global real estate sector. Although Europe was hit hardest by the sovereign debt crisis – which resulted in bailouts of Greece and Ireland, as well as a forthcoming package for Portugal – European economies held up well and recovered relatively quickly. In fact, the European Central Bank raised short-term interest rates for the first time in nearly four years in early April to head off potential inflationary pressures. The improving economic environment in Europe provided the underpinning for a nascent recovery in occupancy and rent levels for commercial real estate.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

Although credit conditions in Europe remained challenging given the sovereign debt problems, lending activity for commercial real estate gradually improved, and relatively low interest rates helped minimize borrowing costs for commercial property investors. Furthermore, after several years of declining commercial real estate prices, property values began to rebound during the reporting period. However, much of the increase in property values occurred in high-quality commercial properties, reflecting investors’ focus on “prime” commercial real estate. This was especially true in larger cities such as London and Berlin, where higher-quality properties are more prevalent and there is limited space for new development.

From a company perspective, property-related companies in Europe continued to strengthen their balance sheets during the reporting period by reducing leverage and extending debt maturities. Raising capital via equity offerings and disposal of underperforming properties also helped improve the financial strength of European real estate companies.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
20.89%	22.91%	21.42%	(5.83)%	(5.68)%	(5.89)%	(18.80)%	(18.35)%	(18.97)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
Real Estate Operating/Development	33.77%

REITs – Diversified	29.27

REITs – Shopping Centers	12.56

Real Estate Management/Services	10.01

REITs – Office Property	7.29

Diversified Operations	2.21

Hotels & Motels	1.49

REITs – Apartments	1.01

Other*	1.81

Short-Term and Other Net Assets	0.58

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Sun Hung Kai Properties Ltd. (Hong Kong)	5.75%

Westfield Group (Australia)	4.58

Unibail-Rodamco SE (France)	4.29

Mitsubishi Estate Co. Ltd. (Japan)	3.77

Mitsui Fudosan Co. Ltd. (Japan)	3.14

Hongkong Land Holdings Ltd. (Hong Kong)	2.76

Wharf (Holdings) Ltd. (The) (Hong Kong)	2.21

Land Securities Group PLC (United Kingdom)	2.02

Stockland Corp. Ltd. (Australia)	1.96

Sumitomo Realty & Development Co. Ltd. (Japan)	1.94

TOTAL	32.42%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of real estate markets as by defined FTSE EPRA/NAREIT. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 20.89%, while the total return for the Index was 21.42%.

International equity markets posted strong gains for the reporting period, with much of the advance occurring during the last six months. Stocks trended down slightly during the first half of the reporting period as signs of slowing economic growth and a sovereign debt crisis in Europe cast doubts on the sustainability of the global recovery that started in mid-2009. However, international stock markets rebounded over the last six months as improving economic data restored investor confidence that the economic recovery was back on track. The rally in global equity markets persisted through the end of the reporting period despite some major global developments in early 2011, including heightened political turmoil in the Middle East, an earthquake and tsunami in Japan, and continued fiscal challenges in Europe. Another key factor behind the strong performance of international stocks was a sharp decline in the U.S. dollar, which boosted international equity returns for U.S. investors.

As represented by the Index, international real estate stocks enjoyed strong returns for the reporting period, modestly outperforming the broad foreign equity indexes. One contributing factor to the outperformance in foreign real estate stocks was better global economic conditions, which provided the underpinning for a nascent recovery in occupancy and rent levels for commercial real estate. Property-related stocks also benefited from improving credit conditions as lending activity gradually increased, and low interest rates helped minimize borrowing costs for commercial property investors. Furthermore, after several years of declining commercial real estate prices, property values began to rebound during the reporting period. However, much of the increase in property values occurred in high-quality commercial properties, reflecting investors’ focus on “prime” commercial real estate.

From a regional perspective, European real estate stocks generated the best results. Although Europe was hit hardest by the sovereign debt crisis – which resulted in bailouts of Greece, Ireland, and Portugal – European economies held up well and recovered relatively quickly. In fact,

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

the European Central Bank raised short-term interest rates for the first time in nearly four years in early April to head off potential inflationary pressures. In the Asia/Pacific region – which comprised more than 60% of the Index as of April 30, 2011 – real estate stocks underperformed for the reporting period. Hong Kong property stocks were held in check by policies implemented by the government to restrict credit, curb housing prices, and keep inflation under control. In addition, the continued economic weakness in Japan negatively impacted real estate stocks in that country, as did the devastation following the earthquake and tsunami.

Property-related companies continued to strengthen their balance sheets during the reporting period by reducing leverage and extending debt maturities. Raising capital via equity offerings and disposal of underperforming properties also helped improve the financial strength of real estate companies.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
23.11%	23.34%	22.47%	1.72%	1.80%	0.64%	6.08%	6.39%	2.22%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
REITs – Apartments	15.71%

REITs – Diversified	13.55

REITs – Regional Malls	13.49

REITs – Health Care	12.84

REITs – Office Property	12.45

REITs – Shopping Centers	10.33

REITs – Hotels	6.03

REITs – Warehouse/Industrial	4.85

REITs – Storage	4.68

Real Estate Operating/Development	2.56

REITs – Outlet Centers	2.00

Other*	1.36

Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Simon Property Group Inc.	8.19%

Vornado Realty Trust	4.30

Equity Residential	4.29

Public Storage	3.66

Boston Properties Inc.	3.62

HCP Inc.	3.59

Host Hotels & Resorts Inc.	2.96

AvalonBay Communities Inc.	2.66

ProLogis	2.27

Health Care REIT Inc.	2.26

TOTAL	37.80%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares FTSE EPRA/NAREIT North America Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT North America Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of the North American real estate market as defined by FTSE EPRA/NAREIT. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 23.11%, while the total return for the Index was 22.47%.

The U.S. equity market posted double-digit gains for the reporting period, with much of the advance occurring during the last six months. Stocks trended down slightly during the first half of the reporting period as signs of slowing economic growth and a sovereign debt crisis in Europe cast doubts on the sustainability of the recovery that started in mid-2009. By October 2010, however, improving economic data restored investor confidence that the economic recovery had regained its footing, and corporate earnings continued to exceed expectations. As a result, stocks began a steady advance that lasted through the end of the reporting period. The rally persisted despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan.

As represented by the Index, North American real estate investment trusts (“REITs”) enjoyed robust returns for the reporting period, advancing by more than 20% and outpacing the broad U.S. equity indexes. One contributing factor to the outperformance in the REIT sector was better economic conditions, which helped jump-start a recovery in occupancy and rent levels, particularly during the last half of the reporting period. In addition, the credit environment improved as banks became more willing to lend to commercial property investors, and interest rates remained low, which helped minimize borrowing costs. Finally, an increase in transactions for existing commercial properties and limited new construction led to rising prices for commercial real estate, and REITs benefited from the higher property values.

The best performers in the North American REIT market for the reporting period were the most economically sensitive segments, led by residential REITs, which own and operate apartment properties. Residential REITs generated solid gains for the reporting period as continued weakness in the housing market led to a sharp increase in demand for rental units, which provided a lift to both rent and occupancy levels.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

Self-storage REITs also benefited from this trend as downsizing from home ownership to renting an apartment boosted demand for storage space. Retail REITs outperformed, led by regional malls, which benefited from an increase in discretionary spending among upper-income consumers.

Industrial and office REITs, which together comprised a large industry weighting in the Index, delivered mixed performance. Industrial REITs benefited from increased demand and merger activity, but office REITs lagged as poor job growth in suburban markets kept occupancy levels in check. Hotel REITs rallied sharply in late 2010 as the developing economic recovery fueled a rebound in business and leisure travel, but they stumbled in early 2011 as turbulent global events – including unrest in the Middle East and natural disasters in Japan – had a negative impact on travel. As a result, hotel REITs posted the smallest gains in the REIT sector.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
18.39%	21.35%	19.11%	(8.02)%	(7.47)%	(8.41)%	(28.41)%	(26.70)%	(29.60)%

Index performance reflects the performance of the FTSE NAREIT Industrial/Office Index through March 1, 2009 and the FTSE NAREIT Industrial/Office Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
REITs – Office Property	63.97%

REITs – Warehouse/Industrial	24.18

REITs – Diversified	11.43

Real Estate Operating/Development	0.23

Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Boston Properties Inc.	16.44%

ProLogis	10.18

SL Green Realty Corp.	7.08

AMB Property Corp.	6.78

Alexandria Real Estate Equities Inc.	5.05

Duke Realty Corp.	4.61

Liberty Property Trust	4.56

Mack-Cali Realty Corp.	4.40

Piedmont Office Realty Trust Inc. Class A	4.40

BioMed Realty Trust Inc.	3.90

TOTAL	67.40%

The iShares FTSE NAREIT Industrial/Office Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Industrial/Office Capped Index (the “Index”). The Index measures the performance of the industrial and office real estate sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 18.39%, while the total return for the Index was 19.11%.

The U.S. equity market posted double-digit gains for the reporting period, with much of the advance occurring during the last six months. Stocks trended down slightly during the first half of the reporting period as signs of slowing economic growth and a sovereign debt crisis in Europe cast doubts on the sustainability of the recovery that started in mid-2009. By October 2010, however, improving economic data restored investor confidence that the economic recovery had regained its footing, and corporate earnings continued to exceed expectations. As a result, stocks began a steady advance that lasted through the end of the reporting period. The rally persisted despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan.

Real estate investment trusts (“REITs”) enjoyed robust returns for the reporting period, advancing by more than 20% and outpacing the broad U.S. equity indexes. One contributing factor to the outperformance in the REIT sector was better economic conditions, which helped jump-start a recovery in occupancy and rent levels, particularly during the last half of the reporting period. In addition, the credit environment improved as banks became more willing to lend to commercial property investors, and interest rates remained low, which helped minimize borrowing costs. Finally, an increase in transactions for existing commercial properties and limited new construction led to rising prices for commercial real estate, and REITs benefited from the higher property values.

As represented by the Index, industrial and office REITs posted solid gains but lagged the overall REIT sector. Industrial REITs fared the best, benefiting from a pick-up in manufacturing activity. Industrial production grew by 5% for the reporting period, while factory capacity utilization increased from 73.2% to 76.9%, its highest level since August 2008. Increased manufacturing activity led to growing demand for warehouse and industrial space, providing a boost to industrial REITs. In addition, merger activity among industrial REITs contributed to their strong performance.

Office REITs, which comprised more than 60% of the Index as of April 30, 2011, underperformed the overall REIT sector during the reporting period. The lagging results were driven primarily by office properties in suburban markets, where job growth has remained relatively weak. As a result, occupancy levels have continued to decline in suburban office properties, though they showed signs of bottoming in the first quarter of 2011. Occupancy levels in urban office buildings rose during the reporting period, but there were significant regional variations – in the first quarter of 2011, office properties in Washington DC and New York had the lowest vacancy rates, while Detroit (which faced heavy job losses and a declining population) and Phoenix (still feeling the impact of the housing crisis) had the highest vacancy levels.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.56%	10.49%	11.22%	(16.81)%	(16.80)%	(10.51)%	(52.11)%	(52.08)%	(35.84)%

Index performance reflects the performance of the FTSE NAREIT Mortgage REITs Index through March 1, 2009 and the FTSE NAREIT All Mortgage Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
REITs – Mortgage	70.79%

Savings & Loans/Thrifts	23.22

Property/Casualty Insurance	2.26

Financial Guarantee Insurance	1.88

Other*	1.75

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Annaly Capital Management Inc.	21.24%

Chimera Investment Corp.	8.73

American Capital Agency Corp.	8.02

New York Community Bancorp Inc.	5.71

MFA Financial Inc.	5.04

Hatteras Financial Corp.	3.66

People’s United Financial Inc.	3.37

Hudson City Bancorp Inc.	3.29

First Niagara Financial Group Inc.	2.92

Starwood Property Trust Inc.	2.90

TOTAL	64.88%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares FTSE NAREIT Mortgage Plus Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT All Mortgage Capped Index (the “Index”). The Index measures the performance of the residential and commercial mortgage real estate, mortgage finance and savings associations sectors of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 10.56%, while the total return for the Index was 11.22%.

The U.S. equity market posted double-digit gains for the reporting period, with much of the advance occurring during the last six months. Stocks trended down slightly during the first half of the reporting period as signs of slowing economic growth and a sovereign debt crisis in Europe cast doubts on the sustainability of the recovery that started in mid-2009. By October 2010, however, improving economic data restored investor confidence that the economic recovery had regained its footing, and corporate earnings continued to exceed expectations. As a result, stocks began a steady advance that lasted through the end of the reporting period. The rally persisted despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan.

Real estate investment trusts (“REITs”) enjoyed robust returns for the reporting period, advancing by more than 20% and outpacing the broad U.S. equity indexes. One contributing factor to the outperformance in the REIT sector was better economic conditions, which helped jump-start a recovery in occupancy and rent levels, particularly during the last half of the reporting period. In addition, the credit environment improved as banks became more willing to lend to commercial property investors, and interest rates remained low, which helped minimize borrowing costs. Finally, an increase in transactions for existing commercial properties and limited new construction led to rising prices for commercial real estate, and REITs benefited from the higher property values.

The Index posted a double-digit gain for the reporting period but lagged the overall REIT sector and the broad equity market. The Index consists primarily of mortgage REITs, along with mortgage finance companies and savings associations with meaningful mortgage lending operations. Mortgage REITs – which generally invest in commercial and residential mortgages, as well as mortgage-backed securities – continued to face challenges from the weak U.S. housing market. Despite signs of modest improvement, housing values declined further overall during the reporting period, and mortgage delinquencies and foreclosures remained above historic averages. This environment continued to have a

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

negative impact on both direct mortgage investments and mortgage-backed securities, which underperformed the broad fixed-income market for the reporting period.

Savings associations, which comprised approximately one-quarter of the Index as of April 30, 2011, declined during the reporting period as restrained lending activity weighed on their revenues and profits. The banking industry also faced regulatory uncertainty following passage of federal financial reform legislation in mid-2010. On the positive side, banks continued to strengthen their balance sheets by reducing debt and meeting more stringent capital requirements.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
23.53%	23.50%	24.19%	(1.94)%	(2.03)%	(1.62)%	(7.55)%	(7.88)%	(6.31)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
REITs – Apartments	15.55%

REITs – Regional Malls	14.90

REITs – Diversified	13.31

REITs – Health Care	12.96

REITs – Office Property	11.49

REITs – Shopping Centers	7.06

REITs – Mortgage	6.17

REITs – Warehouse/Industrial	4.51

REITs – Hotels	4.42

REITs – Storage	4.39

Real Estate Operating/Development	3.62

REITs – Outlet Centers	1.48

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Simon Property Group Inc.	9.83%

Vornado Realty Trust	5.15

Equity Residential	5.14

Public Storage	4.39

Boston Properties Inc.	4.35

HCP Inc.	4.31

Annaly Capital Management Inc.	4.14

Weyerhaeuser Co.	3.61

Host Hotels & Resorts Inc.	3.55

AvalonBay Communities Inc.	3.19

TOTAL	47.66%

The iShares FTSE NAREIT Real Estate 50 Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Real Estate 50 Index (the “Index”). The Index measures the performance of the large-capitalization real estate sector of the U.S. equity market, and is comprised of the 50 largest real estate investment trusts (“REITs”) within the FTSE NAREIT Composite Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 23.53%, while the total return for the Index was 24.19%.

The U.S. equity market posted double-digit gains for the reporting period, with much of the advance occurring during the last six months. Stocks trended down slightly during the first half of the reporting period as signs of slowing economic growth and a sovereign debt crisis in Europe cast doubts on the sustainability of the recovery that started in mid-2009. By October 2010, however, improving economic data restored investor confidence that the economic recovery had regained its footing, and corporate earnings continued to exceed expectations. As a result, stocks began a steady advance that lasted through the end of the reporting period. The rally persisted despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan.

As represented by the Index, REITs enjoyed robust returns for the reporting period, advancing by more than 20% and outpacing the broad U.S. equity indexes. One contributing factor to the outperformance in the REIT sector was better economic conditions, which helped jump-start a recovery in occupancy and rent levels, particularly during the last half of the reporting period. In addition, the credit environment improved as banks became more willing to lend to commercial property investors, and interest rates remained low, which helped minimize borrowing costs. Finally, an increase in transactions for existing commercial properties and limited new construction led to rising prices for commercial real estate, and REITs benefited from the higher property values.

The best performers in the REIT market for the reporting period were the most economically sensitive segments, led by residential REITs, which own and operate apartment properties. Residential REITs generated solid gains for the reporting period as continued weakness in the housing market led to a sharp increase in demand for rental units, which provided a lift to both rent and occupancy levels. Self-storage REITs also

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

benefited from this trend as downsizing from home ownership to renting an apartment boosted demand for storage space. Retail REITs outperformed the overall REIT sector, led by regional malls, which benefited from an increase in discretionary spending among upper-income consumers.

Industrial and office REITs, which together comprised a large industry weighting in the Index, delivered mixed performance. Industrial REITs benefited from increased demand and merger activity, but office REITs lagged as poor job growth in suburban markets kept occupancy levels in check. Hotel REITs rallied sharply in late 2010 as the developing economic recovery fueled a rebound in business and leisure travel, but they stumbled in early 2011 as turbulent global events – including unrest in the Middle East and natural disasters in Japan – had a negative impact on travel. As a result, hotel REITs posted the smallest gains in the REIT sector.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
26.89%	26.85%	27.59%	2.25%	2.17%	2.03%	9.30%	8.96%	8.37%

Index performance reflects the performance of the FTSE NAREIT Residential Index through March 1, 2009 and the FTSE NAREIT All Residential Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

PORTFOLIO ALLOCATION
As of 4/30/11
Industry	Percentage of Net Assets
REITs – Apartments	46.95%

REITs – Health Care	35.57

REITs – Storage	12.86

REITs – Manufactured Homes	2.82

REITs – Diversified	1.64

Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/11
Security	Percentage of Net Assets
Equity Residential	10.20%

Public Storage	8.70

HCP Inc.	8.54

AvalonBay Communities Inc.	6.33

Health Care REIT Inc.	5.38

Ventas Inc.	5.29

UDR Inc.	4.58

Nationwide Health Properties Inc.	4.45

Camden Property Trust	4.37

Essex Property Trust Inc.	4.24

TOTAL	62.08%

The iShares FTSE NAREIT Residential Plus Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT All Residential Capped Index (the “Index”). The Index measures the performance of the residential, healthcare and self-storage real estate sectors of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 26.89%, while the total return for the Index was 27.59%.

The U.S. equity market posted double-digit gains for the reporting period, with much of the advance occurring during the last six months. Stocks trended down slightly during the first half of the reporting period as signs of slowing economic growth and a sovereign debt crisis in Europe cast doubts on the sustainability of the recovery that started in mid-2009. By October 2010, however, improving economic data restored investor confidence that the economic recovery had regained its footing, and corporate earnings continued to exceed expectations. As a result, stocks began a steady advance that lasted through the end of the reporting period. The rally persisted despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan.

Real estate investment trusts (“REITs”) enjoyed robust returns for the reporting period, advancing by more than 20% and outpacing the broad U.S. equity indexes. One contributing factor to the outperformance in the REIT sector was better economic conditions, which helped jump-start a recovery in occupancy and rent levels, particularly during the last half of the reporting period. In addition, the credit environment improved as banks became more willing to lend to commercial property investors, and interest rates remained low, which helped minimize borrowing costs. Finally, an increase in transactions for existing commercial properties and limited new construction led to rising prices for commercial real estate, and REITs benefited from the higher property values.

As represented by the Index, residential REITs (consisting primarily of apartment, health care, and self-storage REITs) outperformed the overall REIT sector for the reporting period, gaining more than 25% as a group. Apartment REITs were the best performers in the REIT sector as a whole as continued weakness in the housing market led to a sharp increase in demand for rental units. Growing demand combined with a lack of new supply provided a lift to both apartment rental rates and occupancy levels. Self-storage REITs also benefited from this trend as downsizing from home ownership to renting an apartment boosted demand for storage space. Merger activity also contributed to the strong performance of self-storage REITs.

Health care REITs – which invest in hospitals, senior housing, and assisted living facilities – lagged the other components of the Index. Health care is considered to be a defensive segment of the REIT market, and defensive sectors were out of favor as investors focused on more economically sensitive sectors. In addition, uncertainty regarding the impact of federal health care reform legislation on health care facilities weighed on health care REITs.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

Performance as of April 30, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/11			Inception to 4/30/11			Inception to 4/30/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
23.73%	23.78%	24.35%	(6.42)%	(6.37)%	(7.35)%	(23.32)%	(23.15)%	(26.29)%

Index performance reflects the performance of the FTSE NAREIT Retail Index through March 1, 2009 and the FTSE NAREIT Retail Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/11
Industry	Percentage of Net Assets
REITs – Regional Malls	49.45%

REITs – Shopping Centers	38.97

REITs – Outlet Centers	11.38

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/11
Security	Percentage of Net Assets
Simon Property Group Inc.	22.41%

General Growth Properties Inc.	8.07

Kimco Realty Corp.	8.00

Macerich Co. (The)	6.93

Regency Centers Corp.	4.46

Federal Realty Investment Trust	4.45

Developers Diversified Realty Corp.	4.43

Weingarten Realty Investors	4.41

CBL & Associates Properties Inc.	4.40

Taubman Centers Inc.	4.36

TOTAL	71.92%

The iShares FTSE NAREIT Retail Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Retail Capped Index (the “Index”). The Index measures the performance of the retail property real estate sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2011 (“the reporting period”), the total return for the Fund was 23.73%, while the total return for the Index was 24.35%.

The U.S. equity market posted double-digit gains for the reporting period, with much of the advance occurring during the last six months. Stocks trended down slightly during the first half of the reporting period as signs of slowing economic growth and a sovereign debt crisis in Europe cast doubts on the sustainability of the recovery that started in mid-2009. By October 2010, however, improving economic data restored investor confidence that the economic recovery had regained its footing, and corporate earnings continued to exceed expectations. As a result, stocks began a steady advance that lasted through the end of the reporting period. The rally persisted despite some major global developments in early 2011, including heightened political turmoil in the Middle East and an earthquake and tsunami in Japan.

Real estate investment trusts (“REITs”) enjoyed robust returns for the reporting period, advancing by more than 20% and outpacing the broad U.S. equity indexes. One contributing factor to the outperformance in the REIT sector was better economic conditions, which helped jump-start a recovery in occupancy and rent levels, particularly during the last half of the reporting period. In addition, the credit environment improved as banks became more willing to lend to commercial property investors, and interest rates remained low, which helped minimize borrowing costs. Finally, an increase in transactions for existing commercial properties and limited new construction led to rising prices for commercial real estate, and REITs benefited from the higher property values.

As represented by the Index, retail REITs performed in line with the overall REIT sector for the reporting period. Retail sales grew by 7.9% for the reporting period, led by strong auto and gasoline sales. A solid increase in consumer spending was favorable for retail REITs, but the good news was tempered by robust growth in online retail sales, which surged by more than 13% for the reporting period. Online sales take away potential customers for the brick-and-mortar outlets owned by retail REITs.

The best performers among retail REITs were those that own and operate regional malls, which comprised just under one-half of the Index as of April 30, 2011. Along with broadly higher retail sales, these larger shopping destinations benefited from a disproportionate increase in discretionary spending among upper-income consumers, which provided a lift to the higher-end retailers that typically populate larger malls. REITs that own smaller neighborhood shopping centers and strip malls also fared well during the reporting period but lagged the regional mall REITs. These centers are often anchored by a big-box retailer – such as a grocery, drug store, discount store, or home improvement center – and these tend to be less economically sensitive. As a result, they benefited to a lesser degree from improving economic conditions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 to April 30, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/10)	Ending Account Value (4/30/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/10 to 4/30/11)
FTSE EPRA/NAREIT Developed Asia
Actual	$1,000.00	$1,017.50	0.48%	$2.40
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE EPRA/NAREIT Developed Europe
Actual	1,000.00	1,145.80	0.48	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.
Actual	1,000.00	1,063.40	0.48	2.46
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE EPRA/NAREIT North America
Actual	1,000.00	1,152.20	0.48	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/10)	Ending Account Value (4/30/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/10 to 4/30/11)
FTSE NAREIT Industrial/Office Capped
Actual	$1,000.00	$1,167.20	0.48%	$2.58
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE NAREIT Mortgage Plus Capped
Actual	1,000.00	1,095.70	0.48	2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE NAREIT Real Estate 50
Actual	1,000.00	1,156.20	0.48	2.57
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE NAREIT Residential Plus Capped
Actual	1,000.00	1,157.40	0.48	2.57
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE NAREIT Retail Capped
Actual	1,000.00	1,147.30	0.48	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	29

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.51%

AUSTRALIA – 24.11%
BGP Holdings PLC[a,b]	539,595	$80
Bunnings Warehouse Property Trust	46,674	90,663
CFS Retail Property Trust	192,285	376,665
Charter Hall Office REIT	44,631	171,435
Charter Hall Retail REIT	27,279	95,529
Commonwealth Property Office Fund	221,571	221,866
Dexus Property Group	434,286	418,230
FKP Property Group	78,264	66,806
Goodman Group	571,104	443,741
GPT Group	166,833	576,933
ING Office Fund	246,159	169,712
Mirvac Group	308,448	428,689
Stockland Corp. Ltd.	214,389	886,851
Westfield Group	207,882	2,052,012
Westfield Retail Trust	273,987	794,570

		6,793,782

HONG KONG – 38.34%
Agile Property Holdings Ltd.	126,000	204,712
Champion REIT[c]	225,000	130,349
China Overseas Land & Investment Ltd.	360,000	692,415
China Resources Land Ltd.[c]	198,000	341,573
Country Garden Holdings Co. Ltd.	306,000	124,092
Hang Lung Properties Ltd.	198,000	881,971
Henderson Land Development Co. Ltd.	100,000	684,252
Hongkong Land Holdings Ltd.[c]	153,000	1,145,970
Hopson Development Holdings Ltd.[b]	72,000	71,003
Hysan Development Co. Ltd.	72,000	336,011
Kerry Properties Ltd.	67,500	359,764
KWG Property Holdings Ltd.	108,000	78,001
Link REIT (The)	202,500	637,407
New World China Land Ltd.	163,600	58,763
New World Development Co. Ltd.	261,000	457,647
Shenzhen Investment Ltd.	234,000	73,204
Shimao Property Holdings Ltd.	126,000	171,296
Shui On Land Ltd.[c]	238,750	105,734
Sino Land Co. Ltd.	234,000	411,509
Soho China Ltd.[c]	189,000	163,267
Sun Hung Kai Properties Ltd.	171,000	2,670,361
Wharf (Holdings) Ltd. (The)	137,200	1,003,265

		10,802,566

Security	Shares	Value
JAPAN – 24.05%
AEON Mall Co. Ltd.	8,100	$192,467
Japan Prime Realty Investment Corp.	63	178,425
Japan Real Estate Investment Corp.	45	445,341
Japan Retail Fund Investment Corp.	153	246,829
Kenedix Realty Investment Corp.	18	76,423
Mitsubishi Estate Co. Ltd.	90,000	1,561,745
Mitsui Fudosan Co. Ltd.	81,000	1,382,610
MORI TRUST Sogo REIT Inc.	9	91,065
Nippon Building Fund Inc.	54	542,396
Nomura Real Estate Holdings Inc.	7,200	110,032
Nomura Real Estate Office Fund Inc.	27	194,331
NTT Urban Development Corp.	126	103,732
ORIX JREIT Inc.	18	98,053
Premier Investment Corp.	9	41,927
Sumitomo Realty & Development Co. Ltd.	45,000	921,186
Tokyo Tatemono Co. Ltd.	27,000	96,833
Tokyu Land Corp.	36,000	154,400
TOKYU REIT Inc.	9	62,115
Top REIT Inc.	18	109,034
United Urban Investment Corp.	135	169,041

		6,777,985

NEW ZEALAND – 0.25%
Kiwi Income Property Trust	85,509	71,116

		71,116

SINGAPORE – 12.76%
Allgreen Properties Ltd.	72,000	69,511
Ascendas Real Estate Investment Trust	180,202	299,292
CapitaCommercial Trust	189,000	222,671
CapitaLand Ltd.	288,000	801,145
CapitaMall Trust Management Ltd.	207,400	320,709
CapitaMalls Asia Ltd.	135,000	195,500
CDL Hospitality Trusts	63,000	104,120
City Developments Ltd.	63,000	610,284
Global Logistic Properties Ltd.[b]	162,000	255,807
Keppel Land Ltd.	63,000	214,940
Mapletree Logistics Trust	162,240	120,129
Suntec REIT	198,000	246,234
Wing Tai Holdings Ltd.	54,000	69,806

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

April 30, 2011

Security	Shares	Value
Yanlord Land Group Ltd.	54,000	$64,062

		3,594,210

TOTAL COMMON STOCKS
(Cost: $26,886,185)		28,039,659

SHORT-TERM INVESTMENTS – 3.89%

MONEY MARKET FUNDS – 3.89%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[d,e,f]	992,581	992,581
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[d,e,f]	102,519	102,519
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	2,510	2,510

		1,097,610

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,097,610)		1,097,610

TOTAL INVESTMENTS IN SECURITIES – 103.40%
(Cost: $27,983,795)		29,137,269

Other Assets, Less Liabilities – (3.40)%		(958,889)

NET ASSETS – 100.00%		$28,178,380

[a]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.17%

AUSTRIA – 2.14%
CA Immobilien Anlagen AGa	12,396	$244,504
conwert Immobilien Invest SEa	11,652	205,196

		449,700

BELGIUM – 3.33%
Befimmo SCA	2,400	223,074
Cofinimmo SA	1,980	305,209
Intervest Offices NV	996	33,986
Leasinvest Real Estate SCA	228	22,782
Warehouses De Pauw SCA	1,363	83,313
Wereldhave Belgium NV	312	32,619

		700,983

FINLAND – 1.95%
Citycon OYJ	26,484	125,733
Sponda OYJ	39,864	235,386
Technopolis OYJ	9,084	48,652

		409,771

FRANCE – 27.07%
Affine SA	528	17,515
Fonciere des Regions	3,948	448,666
Gecina SA	2,616	377,825
Icade	2,940	377,774
Klepierre	13,644	561,520
Mercialys	6,588	285,400
ProLogis European Properties[a]	20,316	185,065
Societe de la Tour Eiffel	780	78,366
Societe Immobiliere de Location pour l’Industrie et le Commerce	1,872	281,202
Unibail-Rodamco SE	13,152	3,081,969

		5,695,302

GERMANY – 5.29%
Alstria Office REIT AG	10,356	164,396
Colonia Real Estate AGa	2,244	17,282
Deutsche EuroShop AG	7,416	300,145
Deutsche Wohnen AG Bearer[a]	11,736	185,171
DIC Asset AG	4,968	67,072
GAGFAH SA	13,000	118,228
GSW Immobilien AGa	4,428	142,884
PATRIZIA Immobilien AGa	3,768	28,119

Security	Shares	Value
TAG Immobilien AGa	8,448	$90,028

		1,113,325

GREECE – 0.16%
Eurobank Properties Real Estate Investment Co.	2,601	23,153
Lamda Development SAa	1,934	10,875

		34,028

ITALY – 0.94%
Beni Stabili SpA[a]	138,543	157,035
Immobiliare Grande Distribuzione SpA	16,980	41,062

		198,097

NETHERLANDS – 9.25%
Corio NV	13,176	934,586
Eurocommercial Properties NV	5,784	297,766
Nieuwe Steen Investments NV	6,180	137,071
VastNed Offices/Industrial NV	2,676	53,517
VastNed Retail NV	2,652	203,611
Wereldhave NV	3,048	319,028

		1,945,579

NORWAY – 0.69%
Norwegian Property ASA[a]	72,075	145,827

		145,827

SPAIN – 0.26%
Inmobiliaria Colonial SAa,b	486,216	55,544

		55,544

SWEDEN – 6.60%
Castellum AB	24,768	385,035
Fabege AB	23,160	266,666
Hufvudstaden AB Class A	21,360	274,646
Klovern AB	17,376	94,557
Kungsleden AB	19,596	207,261
Wihlborgs Fastigheter AB	5,352	161,606

		1,389,771

SWITZERLAND – 6.08%
Allreal Holding AG Registered[a]	984	160,893
PSP Swiss Property AG Registered[a]	6,648	602,450
Swiss Prime Site AG Registered[a]	5,868	487,508
Zueblin Immobilien Holding AG Registered[a]	6,204	27,861

		1,278,712

UNITED KINGDOM – 35.41%
A&J Mucklow Group PLC	3,384	17,497

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

April 30, 2011

Security	Shares	Value
Big Yellow Group PLC	18,831	$104,404
British Land Co. PLC	127,380	1,275,844
Capital & Counties Properties PLC	89,484	251,047
Capital Shopping Centres Group PLC	92,760	628,005
CLS Holdings PLC[a]	3,420	38,733
Daejan Holdings PLC	696	31,460
Derwent London PLC	14,472	432,322
Development Securities PLC	17,676	64,125
F&C Commercial Property Trust Ltd.	73,632	130,061
Grainger PLC	44,868	86,063
Great Portland Estates PLC	44,928	315,563
Hammerson PLC	101,868	798,751
Hansteen Holdings PLC	65,076	89,548
Helical Bar PLC	17,148	74,651
ING UK Real Estate Income Trust Ltd.	48,672	42,621
Invista Foundation Property Trust Ltd.	49,848	32,218
IRP Property Investments Ltd.	12,372	17,540
Land Securities Group PLC	109,992	1,440,171
London & Stamford Property PLC	78,288	173,803
Minerva PLC[a]	23,052	35,758
Primary Health Properties PLC	8,844	47,647
Quintain Estates and Development PLC[a]	75,000	58,483
Safestore Holdings PLC	26,868	69,014
SEGRO PLC	105,708	573,203
Shaftesbury PLC	35,916	307,318
St. Modwen Properties PLC	21,684	61,341
Standard Life Investment Property Income Trust PLC	17,052	19,340
UK Commercial Property Trust Ltd.	51,576	71,531
UNITE Group PLC[a]	22,956	82,208
Workspace Group PLC	165,852	80,224

		7,450,494

TOTAL COMMON STOCKS
(Cost: $18,113,031)		20,867,133

RIGHTS – 0.00%

GERMANY – 0.00%
TAG Immobilien AGa,c	8,448	229

		229

Security	Shares	Value
UNITED KINGDOM – 0.00%
Hansteen Holdings PLC[a,c]	17,748	$444

		444

TOTAL RIGHTS
(Cost: $0)		673

SHORT-TERM INVESTMENTS – 0.18%

MONEY MARKET FUNDS – 0.18%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[d,e,f]	33,899	33,899
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[d,e,f]	3,501	3,501
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	543	543

		37,943

TOTAL SHORT-TERM INVESTMENTS
(Cost: $37,943)		37,943

TOTAL INVESTMENTS IN SECURITIES – 99.35%
(Cost: $18,150,974)		20,905,749

Other Assets, Less Liabilities – 0.65%		136,348

NET ASSETS – 100.00%		$21,042,097

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.42%

AUSTRALIA – 15.03%
BGP Holdings PLC[a,b]	6,603,392	$980
Bunnings Warehouse Property Trust	432,128	839,397
CFS Retail Property Trust	1,752,960	3,433,851
Charter Hall Office REIT	406,144	1,560,068
Charter Hall Retail REIT	248,448	870,045
Commonwealth Property Office Fund	1,988,736	1,991,382
Dexus Property Group	3,989,120	3,841,636
FKP Property Group	732,195	624,997
Goodman Group	5,289,088	4,109,563
GPT Group	1,543,424	5,337,388
ING Office Fund	2,181,750	1,504,188
Mirvac Group	2,817,152	3,915,349
Stockland Corp. Ltd.	1,980,160	8,191,219
Westfield Group	1,936,896	19,119,181
Westfield Retail Trust	2,539,520	7,364,681

		62,703,925

AUSTRIA – 0.62%
CA Immobilien Anlagen AGb	70,016	1,381,028
conwert Immobilien Invest SEb	69,376	1,221,735

		2,602,763

BELGIUM – 1.01%
Befimmo SCA	14,464	1,344,393
Cofinimmo SA	11,070	1,706,397
Intervest Offices NV	6,875	234,594
Leasinvest Real Estate SCA	1,664	166,268
Warehouses De Pauw SCA	8,250	504,276
Wereldhave Belgium NV	2,560	267,646

		4,223,574

CANADA – 8.07%
Allied Properties Real Estate
Investment Trust	35,328	861,931
Artis Real Estate Investment Trust	62,208	898,192
Boardwalk Real Estate Investment Trust	40,704	2,067,695
Brookfield Properties Corp.	313,344	6,182,010
Calloway Real Estate Investment Trust	81,408	2,147,486
Canadian Apartment Properties Real Estate Investment Trust	63,744	1,279,784
Canadian Real Estate Investment Trust	56,320	1,988,428

Security	Shares	Value
Chartwell Seniors Housing Real Estate Investment Trust	118,016	$1,104,476
Cominar Real Estate Investment Trust	53,376	1,279,201
Crombie Real Estate Investment Trust	30,336	416,587
Dundee Real Estate Investment Trust	42,496	1,480,205
Extendicare Real Estate Investment Trust	66,304	830,853
First Capital Realty Inc.	54,528	945,914
H&R Real Estate Investment Trust	120,832	2,788,872
InnVest Real Estate Investment Trust	70,784	535,626
Killam Properties Inc.	39,552	454,357
Morguard Real Estate Investment Trust	36,608	582,194
Northern Property Real Estate Investment Trust	22,112	691,896
Primaris Retail Real Estate Investment Trust	57,344	1,257,054
RioCan Real Estate Investment Trust	214,528	5,731,448
TransGlobe Apartment Real Estate Investment Trust	12,800	151,763

		33,675,972

FINLAND – 0.56%
Citycon OYJ	152,576	724,358
Sponda OYJ	222,976	1,316,613
Technopolis OYJ	52,736	282,443

		2,323,414

FRANCE – 7.91%
Affine SA	4,224	140,124
Fonciere des Regions	22,054	2,506,300
Gecina SA	14,976	2,162,961
Icade	17,152	2,203,940
Klepierre	78,464	3,229,192
Mercialys	38,272	1,657,986
ProLogis European Properties[b]	123,264	1,122,849
Societe de la Tour Eiffel	4,480	450,103
Societe Immobiliere de Location pour l’Industrie et le Commerce	10,880	1,634,334
Unibail-Rodamco SE	76,416	17,906,918

		33,014,707

GERMANY – 1.53%
Alstria Office REIT AG	57,344	910,309
Colonia Real Estate AGb	12,544	96,606
Deutsche EuroShop AG	43,904	1,776,910

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Deutsche Wohnen AG Bearer[b]	66,304	$1,046,150
DIC Asset AGc	28,427	383,786
GAGFAH SA	74,880	680,994
GSW Immobilien AGb	25,600	826,069
PATRIZIA Immobilien AGb	14,208	106,027
TAG Immobilien AGb	50,432	537,439

		6,364,290

HONG KONG – 23.78%
Agile Property Holdings Ltd.[c]	1,280,000	2,079,613
Champion REIT[c]	2,048,000	1,186,467
China Overseas Land & Investment Ltd.	3,328,480	6,401,912
China Resources Land Ltd.[c]	1,792,000	3,091,405
Country Garden Holdings Co. Ltd.	2,816,000	1,141,974
Hang Lung Properties Ltd.	1,792,000	7,982,285
Henderson Land Development Co. Ltd.	896,000	6,130,903
Hongkong Land Holdings Ltd.[c]	1,536,000	11,504,640
Hopson Development Holdings Ltd.[b]	512,000	504,908
Hysan Development Co. Ltd.	640,000	2,986,765
Kerry Properties Ltd.	576,000	3,069,983
KWG Property Holdings Ltd.[c]	960,493	693,698
Link REIT (The)[c]	1,920,000	6,043,566
New World China Land Ltd.	1,460,800	524,696
New World Development Co. Ltd.	2,432,000	4,264,360
Shenzhen Investment Ltd.[c]	2,304,000	720,779
Shimao Property Holdings Ltd.	1,152,000	1,566,136
Shui On Land Ltd.[c]	2,240,300	992,151
Sino Land Co. Ltd.	2,048,000	3,601,586
Soho China Ltd.[c]	1,728,297	1,492,980
Sun Hung Kai Properties Ltd.	1,536,000	23,986,405
Wharf (Holdings) Ltd. (The)	1,260,900	9,220,238

		99,187,450

ISRAEL – 0.21%
Azrieli Group Ltd.	29,568	870,540

		870,540

ITALY – 0.28%
Beni Stabili SpA[b]	795,648	901,843
Immobiliare Grande Distribuzione SpA	106,240	256,917

		1,158,760

JAPAN – 15.13%
AEON Mall Co. Ltd.	76,800	1,824,875
Japan Prime Realty Investment Corp.	512	1,450,057
Japan Real Estate Investment Corp.	384	3,800,246

Security	Shares	Value
Japan Retail Fund Investment Corp.	1,408	$2,271,472
Kenedix Realty Investment Corp.	128	543,456
Mitsubishi Estate Co. Ltd.	906,000	15,721,568
Mitsui Fudosan Co. Ltd.	768,000	13,109,194
Nippon Building Fund Inc.	512	5,142,716
Nomura Real Estate Holdings Inc.	51,200	782,450
Nomura Real Estate Office Fund Inc.	256	1,842,544
NTT Urban Development Corp.	1,024	843,027
ORIX JREIT Inc.	256	1,394,528
Premier Investment Corp.	128	596,303
Sumitomo Realty & Development Co. Ltd.	396,000	8,106,433
Tokyo Tatemono Co. Ltd.	256,000	918,117
Tokyu Land Corp.	384,000	1,646,931
TOKYU REIT Inc.	128	883,411
Top REIT Inc.	128	775,351
United Urban Investment Corp.	1,152	1,442,485

		63,095,164

NETHERLANDS – 2.70%
Corio NV	75,520	5,356,704
Eurocommercial Properties NV	33,408	1,719,875
Nieuwe Steen Investments NV	36,992	820,476
VastNed Offices/Industrial NV	16,384	327,662
VastNed Retail NV	15,360	1,179,284
Wereldhave NV	17,664	1,848,856

		11,252,857

NEW ZEALAND – 0.15%
Kiwi Income Property Trust	735,360	611,579

		611,579

NORWAY – 0.20%
Norwegian Property ASA[b]	419,584	848,931

		848,931

SINGAPORE – 8.19%
Allgreen Properties Ltd.	640,000	617,877
Ascendas Real Estate Investment Trust	1,792,402	2,976,949
CapitaCommercial Trust[c]	1,792,000	2,111,254
CapitaLand Ltd.	2,688,000	7,477,357
CapitaMall Trust Management Ltd.	1,920,400	2,969,569
CapitaMalls Asia Ltd.	1,280,000	1,853,631
CDL Hospitality Trusts	640,000	1,057,721
City Developments Ltd.	640,000	6,199,714
Global Logistic Properties Ltd.[b]	1,408,000	2,223,310

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
Keppel Land Ltd.	640,000	$2,183,514
Mapletree Logistics Trust	1,536,210	1,137,468
Suntec REIT	1,792,000	2,228,546
Wing Tai Holdings Ltd.	512,000	661,861
Yanlord Land Group Ltd.[c]	384,000	455,553

		34,154,324

SPAIN — 0.07%
Inmobiliaria Colonial SAb,c	2,597,377	296,717

		296,717

SWEDEN — 1.92%
Castellum AB	144,000	2,238,577
Fabege AB	129,152	1,487,067
Hufvudstaden AB Class A	121,600	1,563,527
Klovern AB	102,784	559,332
Kungsleden AB	113,536	1,200,836
Wihlborgs Fastigheter AB	32,256	973,984

		8,023,323

SWITZERLAND — 1.77%
Allreal Holding AG Registered[b]	5,760	941,816
PSP Swiss Property AG Registered[b]	37,625	3,409,623
Swiss Prime Site AG Registered[b]	34,176	2,839,310
Zueblin Immobilien Holding AG Registered[b]	38,272	171,870

		7,362,619

UNITED KINGDOM — 10.29%
A&J Mucklow Group PLC	15,872	82,069
Big Yellow Group PLC	105,600	585,475
British Land Co. PLC	751,872	7,530,784
Capital & Counties Properties PLC	526,024	1,475,757
Capital Shopping Centres Group PLC	544,384	3,685,596
CLS Holdings PLC[b]	18,944	214,548
Daejan Holdings PLC	4,736	214,074
Derwent London PLC	82,176	2,454,844
Development Securities PLC	110,080	399,348
F&C Commercial Property Trust Ltd.	423,040	747,241
Grainger PLC	257,280	493,500
Great Portland Estates PLC	254,208	1,785,491
Hammerson PLC	584,448	4,582,679
Hansteen Holdings PLC	300,288	413,214
Helical Bar PLC	101,120	440,211
ING UK Real Estate Income Trust Ltd.	273,152	239,192
Invista Foundation Property Trust Ltd.	288,512	186,474

Security	Shares	Value
IRP Property Investments Ltd.	44,928	$63,697
Land Securities Group PLC	642,432	8,411,629
London & Stamford Property PLC	477,312	1,059,653
Minerva PLC[b]	135,936	210,863
Primary Health Properties PLC	50,944	274,460
Quintain Estates and Development PLC[b]	393,216	306,617
Safestore Holdings PLC	121,472	312,018
SEGRO PLC	619,136	3,357,270
Shaftesbury PLC	188,544	1,613,294
St. Modwen Properties PLC	124,160	351,229
Standard Life Investment Property Income Trust PLC	82,688	93,785
UK Commercial Property Trust Ltd.	310,400	430,494
UNITE Group PLC[b]	125,952	451,046
Workspace Group PLC	921,088	445,536

		42,912,088

TOTAL COMMON STOCKS
(Cost: $334,192,679)		414,682,997

RIGHTS — 0.00%

GERMANY — 0.00%
TAG Immobilien AGa,b	50,432	1,369

		1,369

UNITED KINGDOM — 0.00%
Hansteen Holdings PLC[a,b]	81,896	2,049

		2,049

TOTAL RIGHTS
(Cost: $0)		3,418

SHORT-TERM INVESTMENTS — 2.79%

MONEY MARKET FUNDS — 2.79%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[d,e,f]	10,536,389	10,536,389
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[d,e,f]	1,088,249	1,088,249

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2011

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	33,166	$33,166

		11,657,804

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,657,804)		11,657,804

TOTAL INVESTMENTS IN SECURITIES – 102.21%
(Cost: $345,850,483)		426,344,219

Other Assets, Less Liabilities – (2.21)%		(9,230,860)

NET ASSETS – 100.00%		$417,113,359

[a]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.85%

CANADA – 9.90%
Allied Properties Real Estate Investment Trust	1,392	$33,962
Artis Real Estate Investment Trust	2,456	35,461
Boardwalk Real Estate Investment Trust	1,576	80,058
Brookfield Properties Corp.	12,414	244,918
Calloway Real Estate Investment Trust	3,217	84,862
Canadian Apartment Properties Real Estate Investment Trust	2,538	50,955
Canadian Real Estate Investment Trust	2,178	76,896
Chartwell Seniors Housing Real Estate Investment Trust	4,700	43,986
Cominar Real Estate Investment Trust	2,070	49,609
Crombie Real Estate Investment Trust	1,164	15,985
Dundee Real Estate Investment Trust	1,665	57,995
Extendicare Real Estate Investment Trust	2,622	32,856
First Capital Realty Inc.	2,157	37,418
H&R Real Estate Investment Trust	4,818	111,202
InnVest Real Estate Investment Trust	2,940	22,247
Killam Properties Inc.	1,464	16,818
Morguard Real Estate Investment Trust	1,410	22,424
Northern Property Real Estate Investment Trust	914	28,600
Primaris Retail Real Estate Investment Trust	2,244	49,191
RioCan Real Estate Investment Trust	8,562	228,747
TransGlobe Apartment Real Estate Investment Trust	1,200	14,228

		1,338,418

UNITED STATES – 89.95%
Acadia Realty Trust	1,326	27,647
Agree Realty Corp.	325	7,602
Alexander’s Inc.	72	31,629
Alexandria Real Estate Equities Inc.	1,824	149,842
AMB Property Corp.	5,556	202,238
American Assets Trust Inc.	1,283	28,329
American Campus Communities Inc.[a]	2,202	77,400
Apartment Investment and Management Co. Class A	3,912	105,468
Ashford Hospitality Trust Inc.	1,922	23,967
Associated Estates Realty Corp.[a]	1,380	22,963

Security	Shares	Value
AvalonBay Communities Inc.	2,843	$359,952
BioMed Realty Trust Inc.	4,320	85,709
Boston Properties Inc.	4,685	489,723
Brandywine Realty Trust	4,439	56,375
BRE Properties Inc. Class Aa	2,136	108,338
Camden Property Trust	2,310	144,952
Campus Crest Communities Inc.	1,014	11,985
CapLease Inc.	2,250	12,600
CBL & Associates Properties Inc.	4,542	84,345
Cedar Shopping Centers Inc.	2,142	12,638
Cogdell Spencer Inc.	1,710	10,345
Colonial Properties Trust	2,556	54,085
CommonWealth REIT	2,385	65,325
Corporate Office Properties Trust	2,213	77,920
Cousins Properties Inc.	3,405	30,645
DCT Industrial Trust Inc.	8,089	46,997
Developers Diversified Realty Corp.	8,472	124,877
DiamondRock Hospitality Co.[a]	5,502	66,244
Digital Realty Trust Inc.	3,018	182,106
Douglas Emmett Inc.	3,037	63,200
Duke Realty Corp.	8,322	126,910
DuPont Fabros Technology Inc.[a]	2,007	49,091
EastGroup Properties Inc.	889	40,947
Education Realty Trust Inc.[a]	2,412	20,526
Entertainment Properties Trust	1,534	73,034
Equity Lifestyle Properties Inc.	1,036	61,974
Equity One Inc.	1,779	35,260
Equity Residential[a]	9,712	580,001
Essex Property Trust Inc.	1,032	139,815
Extra Space Storage Inc.	2,880	62,352
Federal Realty Investment Trust	2,034	178,097
FelCor Lodging Trust Inc.[a,b]	4,002	25,453
First Industrial Realty Trust Inc.[b]	2,574	32,226
First Potomac Realty Trust	1,665	27,023
Forest City Enterprises Inc. Class Ab	4,470	85,869
Franklin Street Properties Corp.	2,688	38,008
General Growth Properties Inc.[a]	15,812	264,060
Getty Realty Corp.	828	21,039
Glimcher Realty Trust	3,314	31,649
Government Properties Income Trust	1,020	27,968
HCP Inc.	12,253	485,464
Health Care REIT Inc.	5,692	306,059
Healthcare Realty Trust Inc.	2,222	50,750

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

April 30, 2011

Security	Shares	Value
Hersha Hospitality Trust[a]	5,552	$32,979
Highwoods Properties Inc.	2,009	74,132
Home Properties Inc.	1,254	79,504
Hospitality Properties Trust	4,086	98,677
Host Hotels & Resorts Inc.[a]	22,471	399,759
Inland Real Estate Corp.	2,868	28,020
Investors Real Estate Trust	2,658	25,012
Kilroy Realty Corp.	1,929	80,902
Kimco Realty Corp.	13,411	262,051
Kite Realty Group Trust	2,047	10,644
LaSalle Hotel Properties[a]	2,496	70,237
Lexington Realty Trust	4,833	48,233
Liberty Property Trust	3,780	132,943
LTC Properties Inc.	1,002	29,479
Macerich Co. (The)	4,296	226,915
Mack-Cali Realty Corp.	2,868	101,298
Medical Properties Trust Inc.	3,664	45,214
Mid-America Apartment Communities Inc.	1,182	79,017
National Health Investors Inc.[a]	922	44,837
National Retail Properties Inc.[a]	2,754	72,540
Nationwide Health Properties Inc.[a]	4,176	182,909
Omega Healthcare Investors Inc.[a]	3,254	74,712
Orient-Express Hotels Ltd. Class Ab	3,393	41,632
Parkway Properties Inc.	739	13,250
Pennsylvania Real Estate Investment Trust	1,830	28,896
Piedmont Office Realty Trust Inc. Class A	5,712	113,669
Post Properties Inc.	1,602	65,041
ProLogis	18,806	306,350
PS Business Parks Inc.	618	37,241
Public Storage	4,216	494,579
Ramco-Gershenson Properties Trust	1,242	16,009
Realty Income Corp.[a]	3,864	137,365
Regency Centers Corp.	2,694	126,780
Retail Opportunity Investments Corp.	1,392	15,716
Saul Centers Inc.	457	20,012
Senior Housing Properties Trust	4,701	111,508
Simon Property Group Inc.	9,671	1,107,716
SL Green Realty Corp.	2,569	212,020
Sovran Self Storage Inc.	913	39,058
Strategic Hotels & Resorts Inc.[b]	5,016	34,209
Sun Communities Inc.	690	26,551
Sunstone Hotel Investors Inc.[b]	3,923	41,035
Tanger Factory Outlet Centers Inc.	2,660	73,496

Security	Shares	Value
Taubman Centers Inc.	1,378	$80,131
U-Store-It Trust	3,180	36,125
UDR Inc.[a]	6,014	155,702
Universal Health Realty Income Trust	389	16,770
Urstadt Biddle Properties Inc. Class Aa	682	13,422
Ventas Inc.	5,386	301,239
Vornado Realty Trust[a]	6,010	581,047
Washington Real Estate Investment Trust	2,184	70,762
Weingarten Realty Investors	3,948	104,267
Winthrop Realty Trust[a]	813	9,862

		12,160,495

TOTAL COMMON STOCKS
(Cost: $11,087,416)		13,498,913

SHORT-TERM INVESTMENTS – 9.12%

MONEY MARKET FUNDS – 9.12%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[c,d,e]	1,111,115	1,111,115
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[c,d,e]	114,761	114,761
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	6,602	6,602

		1,232,478

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,232,478)		1,232,478

TOTAL INVESTMENTS IN SECURITIES – 108.97%
(Cost: $12,319,894)		14,731,391

Other Assets, Less Liabilities – (8.97)%		(1,212,101)

NET ASSETS – 100.00%		$13,519,290

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.81%

REAL ESTATE OPERATING/DEVELOPMENT – 0.23%
Terreno Realty Corp.	2,041	$34,615

		34,615

REITs – DIVERSIFIED – 11.43%
Duke Realty Corp.	45,349	691,572
Gladstone Commercial Corp.	2,289	41,751
Liberty Property Trust[a]	19,424	683,142
Mission West Properties Inc.	5,026	38,600
PS Business Parks Inc.[a]	4,292	258,636

		1,713,701

REITs – OFFICE PROPERTY – 63.97%
Alexandria Real Estate Equities Inc.	9,215	757,012
BioMed Realty Trust Inc.	29,436	584,010
Boston Properties Inc.	23,580	2,464,817
Brandywine Realty Trust	30,247	384,137
CommonWealth REIT	16,182	443,225
Corporate Office Properties Trust	15,215	535,720
Douglas Emmett Inc.	20,741	431,620
Franklin Street Properties Corp.	18,515	261,802
Government Properties Income Trust	7,312	200,495
Highwoods Properties Inc.	11,370	419,553
Hudson Pacific Properties Inc.	3,829	57,359
Kilroy Realty Corp.	13,055	547,527
Mack-Cali Realty Corp.	18,698	660,413
MPG Office Trust Inc.[a,b]	10,572	35,205
Parkway Properties Inc.	4,838	86,745
Piedmont Office Realty Trust Inc. Class A	33,142	659,526
SL Green Realty Corp.	12,854	1,060,841

		9,590,007

REITs – WAREHOUSE/INDUSTRIAL – 24.18%
AMB Property Corp.	27,905	1,015,742
DCT Industrial Trust Inc.	55,731	323,797
EastGroup Properties Inc.	6,312	290,731
First Industrial Realty Trust Inc.[a,b]	17,379	217,585
First Potomac Realty Trust	11,248	182,555
Monmouth Real Estate Investment Corp. Class A	7,980	66,713

Security	Shares	Value
ProLogis	93,720	$1,526,699

		3,623,822

TOTAL COMMON STOCKS
(Cost: $12,011,005)		14,962,145

SHORT-TERM INVESTMENTS – 5.42%

MONEY MARKET FUNDS – 5.42%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[c,d,e]	719,371	719,371
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[c,d,e]	74,300	74,300
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	19,490	19,490

		813,161

TOTAL SHORT-TERM INVESTMENTS
(Cost: $813,161)		813,161

TOTAL INVESTMENTS IN SECURITIES – 105.23%
(Cost: $12,824,166)		15,775,306

Other Assets, Less Liabilities – (5.23)%		(784,464)

NET ASSETS – 100.00%		$14,990,842

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.90%

COMMERCIAL BANKS – 0.43%
Bank Mutual Corp.	48,091	$196,692
TrustCo Bank Corp. NY	81,789	490,734

		687,426

FINANCE – CONSUMER LOANS – 0.79%
Ocwen Financial Corp.[a]	105,010	1,256,970

		1,256,970

FINANCIAL GUARANTEE INSURANCE – 1.88%
MGIC Investment Corp.[a]	209,128	1,811,049
PMI Group Inc. (The)[a]	168,033	362,951
Radian Group Inc.	138,821	823,209

		2,997,209

INVESTMENT MANAGEMENT/ADVISORY SERVICES – 0.53%
Altisource Portfolio Solutions SAa	26,013	844,902

		844,902

PROPERTY/CASUALTY INSURANCE – 2.26%
Fidelity National Financial Inc. Class A	233,384	3,603,449

		3,603,449

REITs – MORTGAGE – 70.79%
American Capital Agency Corp.[b]	438,750	12,772,013
Annaly Capital Management Inc.	1,897,395	33,849,527
Anworth Mortgage Asset Corp.	343,206	2,464,219
Apollo Commercial Real Estate Finance Inc.	50,247	821,036
Arbor Realty Trust Inc.[a]	53,916	283,598
Capstead Mortgage Corp.	198,646	2,630,073
Chimera Investment Corp.	3,433,444	13,905,448
Colony Financial Inc.	86,802	1,621,461
CreXus Investment Corp.	206,841	2,411,766
Cypress Sharpridge Investments Inc.	225,053	2,779,405
Dynex Capital Inc.	113,957	1,125,895
Hatteras Financial Corp.	205,255	5,831,295
Invesco Mortgage Capital Inc.	202,824	4,612,218
iStar Financial Inc.[a,b]	261,152	2,512,282
MFA Financial Inc.[b]	1,007,008	8,035,924
Newcastle Investment Corp.[a]	224,301	1,415,339
NorthStar Realty Finance Corp.[b]	218,206	1,101,940
PennyMac Mortgage Investment Trust[c]	74,476	1,364,400
RAIT Financial Trust[b]	279,979	683,149
Redwood Trust Inc.[b]	219,205	3,470,015

Security	Shares	Value
Resource Capital Corp.	192,253	$1,245,799
Starwood Property Trust Inc.	202,572	4,616,616
Two Harbors Investment Corp.	185,293	1,938,165
Walter Investment Management Corp.	72,551	1,292,859

		112,784,442

SAVINGS & LOANS/THRIFTS – 23.22%
Astoria Financial Corp.	102,104	1,477,445
Beneficial Mutual Bancorp Inc.[a]	35,717	308,238
Brookline Bancorp Inc.	25,556	235,626
Capitol Federal Financial Inc.	175,938	1,991,618
Dime Community Bancshares Inc.	37,368	577,709
First Niagara Financial Group Inc.[b]	323,072	4,652,244
Flushing Financial Corp.	33,850	498,272
Hudson City Bancorp Inc.	549,174	5,233,628
Investors Bancorp Inc.[a]	60,148	904,626
Kearny Financial Corp.	23,969	229,383
New York Community Bancorp Inc.	547,549	9,089,314
Northwest Bancshares Inc.	116,703	1,469,291
Oritani Financial Corp.	26,539	325,368
People’s United Financial Inc.	391,662	5,361,853
Provident Financial Services Inc.	64,120	931,022
Provident New York Bancorp	40,895	383,595
TFS Financial Corp.	130,074	1,415,205
Washington Federal Inc.	118,178	1,901,484

		36,985,921

TOTAL COMMON STOCKS
(Cost: $148,293,443)		159,160,319

SHORT-TERM INVESTMENTS – 6.60%

MONEY MARKET FUNDS – 6.60%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[c,d,e]	9,531,405	9,531,405
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[c,d,e]	984,449	984,449

		10,515,854

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,515,854)		10,515,854

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

April 30, 2011

Value
TOTAL INVESTMENTS IN SECURITIES – 106.50%
(Cost: $158,809,297)	$169,676,173

Other Assets, Less Liabilities – (6.50)%	(10,350,054)

NET ASSETS – 100.00%	$159,326,119

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.86%

REAL ESTATE OPERATING/DEVELOPMENT – 3.62%
Plum Creek Timber Co. Inc.	26,947	$1,161,146
Rayonier Inc.	13,335	884,911

		2,046,057

REITs – APARTMENTS – 15.55%
Apartment Investment and Management Co. Class A	19,555	527,203
AvalonBay Communities Inc.	14,245	1,803,559
BRE Properties Inc. Class A	10,725	543,972
Camden Property Trust	11,553	724,951
Equity Residential	48,639	2,904,721
Essex Property Trust Inc.	5,189	703,006
Home Properties Inc.	6,293	398,976
Mid-America Apartment Communities Inc.[a]	5,908	394,950
UDR Inc.	30,117	779,729

		8,781,067

REITs – DIVERSIFIED – 13.31%
Digital Realty Trust Inc.	15,126	912,703
Duke Realty Corp.	41,618	634,674
Liberty Property Trust	18,910	665,065
Vornado Realty Trust	30,099	2,909,971
Washington Real Estate Investment Trust	10,935	354,294
Weyerhaeuser Co.	88,667	2,040,228

		7,516,935

REITs – HEALTH CARE – 12.96%
HCP Inc.[a]	61,367	2,431,360
Health Care REIT Inc.	28,482	1,531,477
Nationwide Health Properties Inc.	20,895	915,201
Omega Healthcare Investors Inc.[a]	16,317	374,638
Senior Housing Properties Trust[a]	23,483	557,017
Ventas Inc.[a]	26,960	1,507,873

		7,317,566

REITs – HOTELS – 4.42%
Hospitality Properties Trust[a]	20,428	493,336
Host Hotels & Resorts Inc.	112,581	2,002,816

		2,496,152

REITs – MORTGAGE – 6.17%
Annaly Capital Management Inc.	131,190	2,340,430
Chimera Investment Corp.	166,838	675,694

Security	Shares	Value
MFA Financial Inc.	58,946	$470,389

		3,486,513

REITs – OFFICE PROPERTY – 11.49%
Alexandria Real Estate Equities Inc.	9,133	750,276
Boston Properties Inc.	23,475	2,453,842
Corporate Office Properties Trust	11,077	390,021
Douglas Emmett Inc.	15,244	317,228
Highwoods Properties Inc.	11,843	437,007
Mack-Cali Realty Corp.	14,378	507,831
Piedmont Office Realty Trust Inc. Class A	28,586	568,861
SL Green Realty Corp.	12,876	1,062,656

		6,487,722

REITs – OUTLET CENTERS – 1.48%
Alexander’s Inc.	337	148,041
Realty Income Corp.	19,389	689,279

		837,320

REITs – REGIONAL MALLS – 14.90%
General Growth Properties Inc.[a]	79,225	1,323,057
Macerich Co. (The)	21,523	1,136,845
Simon Property Group Inc.	48,458	5,550,379
Taubman Centers Inc.	6,916	402,165

		8,412,446

REITs – SHOPPING CENTERS – 7.06%
Developers Diversified Realty Corp.	42,393	624,873
Federal Realty Investment Trust	10,188	892,061
Kimco Realty Corp.	67,157	1,312,248
Regency Centers Corp.	13,504	635,498
Weingarten Realty Investors	19,802	522,971

		3,987,651

REITs – STORAGE – 4.39%
Public Storage	21,117	2,477,235

		2,477,235

REITs – WAREHOUSE/INDUSTRIAL – 4.51%
AMB Property Corp.	27,822	1,012,721
ProLogis	94,145	1,533,622

		2,546,343

TOTAL COMMON STOCKS
(Cost: $48,556,098)		56,393,007

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

April 30, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 7.92%

MONEY MARKET FUNDS – 7.92%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[b,c,d]	3,974,479	$3,974,479
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[b,c,d]	410,503	410,503
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b,c]	86,351	86,351

		4,471,333

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,471,333)		4,471,333

TOTAL INVESTMENTS IN SECURITIES – 107.78%
(Cost: $53,027,431)		60,864,340

Other Assets, Less Liabilities – (7.78)%		(4,390,304)

NET ASSETS – 100.00%		$56,474,036

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.84%

REITs – APARTMENTS – 46.95%
American Campus Communities Inc.[a]	69,103	$2,428,970
Apartment Investment and Management Co. Class A	122,381	3,299,392
Associated Estates Realty Corp.[a]	43,157	718,132
AvalonBay Communities Inc.	51,909	6,572,199
BRE Properties Inc. Class A	67,077	3,402,145
Camden Property Trust	72,284	4,535,821
Campus Crest Communities Inc.	31,852	376,491
Education Realty Trust Inc.[a]	75,139	639,433
Equity Residential	177,248	10,585,251
Essex Property Trust Inc.	32,476	4,399,848
Home Properties Inc.	39,337	2,493,966
Mid-America Apartment Communities Inc.[a]	36,962	2,470,910
Post Properties Inc.	50,394	2,045,996
UDR Inc.	183,432	4,749,054

		48,717,608

REITs – DIVERSIFIED – 1.64%
Colonial Properties Trust[a]	80,518	1,703,761

		1,703,761

REITs – HEALTH CARE – 35.57%
Cogdell Spencer Inc.	53,430	323,251
HCP Inc.	223,627	8,860,102
Health Care REIT Inc.	103,778	5,580,143
Healthcare Realty Trust Inc.[a]	69,663	1,591,103
LTC Properties Inc.[a]	32,123	945,059
Medical Properties Trust Inc.	115,303	1,422,839
National Health Investors Inc.[a]	29,140	1,417,078
Nationwide Health Properties Inc.	105,490	4,620,462
Omega Healthcare Investors Inc.[a]	102,052	2,343,114
Sabra Healthcare REIT Inc.[a]	24,874	418,381
Senior Housing Properties Trust	146,960	3,485,891
Universal Health Realty Income Trust	9,627	415,020
Ventas Inc.[a]	98,243	5,494,731

		36,917,174

REITs – MANUFACTURED HOMES – 2.82%
Equity Lifestyle Properties Inc.	32,317	1,933,203
Sun Communities Inc.	21,847	840,672

Security	Shares	Value
UMH Properties Inc.	14,940	$154,480

		2,928,355

REITs – STORAGE – 12.86%
Extra Space Storage Inc.	90,628	1,962,096
Public Storage	76,954	9,027,474
Sovran Self Storage Inc.	28,543	1,221,070
U-Store-It Trust	99,440	1,129,638

		13,340,278

TOTAL COMMON STOCKS
(Cost: $79,474,824)		103,607,176

SHORT-TERM INVESTMENTS – 8.91%

MONEY MARKET FUNDS – 8.91%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[b,c,d]	8,239,667	8,239,667
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[b,c,d]	851,033	851,033
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b,c]	157,316	157,316

		9,248,016

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,248,016)		9,248,016

TOTAL INVESTMENTS IN SECURITIES – 108.75%
(Cost: $88,722,840)		112,855,192

Other Assets, Less Liabilities – (8.75)%		(9,079,498)

NET ASSETS – 100.00%		$103,775,694

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

April 30, 2011

Security	Shares	Value
COMMON STOCKS – 99.80%

REITs – OUTLET CENTERS – 11.38%
Agree Realty Corp.[a]	1,868	$43,692
Alexander’s Inc.	388	170,444
Getty Realty Corp.	4,723	120,011
National Retail Properties Inc.[a]	15,899	418,780
Realty Income Corp.[a]	12,882	457,955

		1,210,882

REITs – REGIONAL MALLS – 49.45%
CBL & Associates Properties Inc.	25,222	468,372
General Growth Properties Inc.	51,398	858,347
Glimcher Realty Trust	19,061	182,033
Macerich Co. (The)	13,961	737,420
Pennsylvania Real Estate Investment Trust	10,557	166,695
Simon Property Group Inc.	20,817	2,384,379
Taubman Centers Inc.	7,984	464,270

		5,261,516

REITs – SHOPPING CENTERS – 38.97%
Acadia Realty Trust	7,660	159,711
Cedar Shopping Centers Inc.	12,105	71,420
Developers Diversified Realty Corp.	31,986	471,474
Equity One Inc.	10,279	203,730
Excel Trust Inc.	2,997	35,664
Federal Realty Investment Trust	5,403	473,087
Inland Real Estate Corp.	16,622	162,397
Kimco Realty Corp.	43,560	851,163
Kite Realty Group Trust	12,067	62,748
Ramco-Gershenson Properties Trust[a]	7,224	93,117
Regency Centers Corp.	10,089	474,788
Saul Centers Inc.	2,649	116,000
Tanger Factory Outlet Centers Inc.	15,367	424,590
Urstadt Biddle Properties Inc. Class Aa	3,949	77,716
Weingarten Realty Investors	17,783	469,649

		4,147,254

TOTAL COMMON STOCKS
(Cost: $9,142,766)		10,619,652

Security	Shares	Value
SHORT-TERM INVESTMENTS – 7.33%

MONEY MARKET FUNDS – 7.33%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.20%[b,c,d]	694,739	$694,739
BlackRock Cash Funds: Prime, SL Agency Shares 0.21%[b,c,d]	71,756	71,756
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b,c]	13,651	13,651

		780,146

TOTAL SHORT-TERM INVESTMENTS
(Cost: $780,146)		780,146

TOTAL INVESTMENTS IN SECURITIES – 107.13%
(Cost: $9,922,912)		11,399,798

Other Assets, Less Liabilities – (7.13)%		(758,624)

NET ASSETS – 100.00%		$10,641,174

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2011

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$26,886,185	$18,113,031	$334,192,679
Affiliated issuers (Note 2)	1,097,610	37,943	11,657,804

Total cost of investments	$27,983,795	$18,150,974	$345,850,483

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$28,039,659	$20,867,806	$414,686,415
Affiliated issuers (Note 2)	1,097,610	37,943	11,657,804

Total fair value of investments	29,137,269	20,905,749	426,344,219
Foreign currencies, at value[b]	24,006	72,238	661,796
Receivables:
Dividends and interest	123,168	109,362	1,892,141

Total Assets	29,284,443	21,087,349	428,898,156

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	1,095,100	37,400	11,624,638
Investment advisory fees (Note 2)	10,963	7,852	160,159

Total Liabilities	1,106,063	45,252	11,784,797

NET ASSETS	$28,178,380	$21,042,097	$417,113,359

Net assets consist of:
Paid-in capital	$32,163,341	$20,171,102	$393,932,750
Undistributed (distributions in excess of) net investment income	(851,933)	26,281	(18,033,832)
Accumulated net realized loss	(4,287,838)	(1,912,765)	(39,308,549)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,154,810	2,757,479	80,522,990

NET ASSETS	$28,178,380	$21,042,097	$417,113,359

Shares outstanding[c]	900,000	600,000	12,800,000

Net asset value per share	$31.31	$35.07	$32.59

[a]	Securities on loan with values of $1,029,904, $32,865 and $10,833,992, respectively. See Note 5.
[b]	Cost of foreign currencies: $23,642, $71,739 and $656,116, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2011

	iShares FTSE EPRA/NAREIT North America Index Fund	iShares FTSE NAREIT Industrial/Office Capped Index Fund	iShares FTSE NAREIT Mortgage Plus Capped Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$11,087,416	$12,011,005	$146,961,696
Affiliated issuers (Note 2)	1,232,478	813,161	11,847,601

Total cost of investments	$12,319,894	$12,824,166	$158,809,297

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$13,498,913	$14,962,145	$157,795,919
Affiliated issuers (Note 2)	1,232,478	813,161	11,880,254

Total fair value of investments	14,731,391	15,775,306	169,676,173
Foreign currencies, at value[b]	3,689	–	–
Cash	–	–	143,161
Receivables:
Dividends and interest	15,193	14,872	81,368

Total Assets	14,750,273	15,790,178	169,900,702

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	1,225,876	793,671	10,515,854
Investment advisory fees (Note 2)	5,107	5,665	58,729

Total Liabilities	1,230,983	799,336	10,574,583

NET ASSETS	$13,519,290	$14,990,842	$159,326,119

Net assets consist of:
Paid-in capital	$12,329,571	$13,653,964	$175,978,980
Undistributed (distributions in excess of) net investment income	(46,429)	–	108,264
Accumulated net realized loss	(1,175,426)	(1,614,262)	(27,628,001)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	2,411,574	2,951,140	10,866,876

NET ASSETS	$13,519,290	$14,990,842	$159,326,119

Shares outstanding[c]	300,000	500,000	10,350,000

Net asset value per share	$45.06	$29.98	$15.39

[a]	Securities on loan with values of $1,192,933, $774,637 and $9,354,719, respectively. See Note 5.
[b]	Cost of foreign currencies: $3,645, $ – and $ –, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2011

	iShares FTSE NAREIT Real Estate 50 Index Fund	iShares FTSE NAREIT Residential Plus Capped Index Fund	iShares FTSE NAREIT Retail Capped Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$48,556,098	$79,474,824	$9,142,766
Affiliated issuers (Note 2)	4,471,333	9,248,016	780,146

Total cost of investments	$53,027,431	$88,722,840	$9,922,912

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$56,393,007	$103,607,176	$10,619,652
Affiliated issuers (Note 2)	4,471,333	9,248,016	780,146

Total fair value of investments	60,864,340	112,855,192	11,399,798
Receivables:
Dividends and interest	34,304	150,304	11,846
Capital shares sold	–	15,001	–

Total Assets	60,898,644	113,020,497	11,411,644

LIABILITIES
Payables:
Investment securities purchased	–	116,346	–
Collateral for securities on loan (Note 5)	4,384,982	9,090,700	766,495
Capital shares redeemed	17,574	–	–
Investment advisory fees (Note 2)	22,052	37,757	3,975

Total Liabilities	4,424,608	9,244,803	770,470

NET ASSETS	$56,474,036	$103,775,694	$10,641,174

Net assets consist of:
Paid-in capital	$53,800,916	$84,487,369	$10,496,931
Accumulated net realized loss	(5,163,789)	(4,844,027)	(1,332,643)
Net unrealized appreciation	7,836,909	24,132,352	1,476,886

NET ASSETS	$56,474,036	$103,775,694	$10,641,174

Shares outstanding[b]	1,500,000	2,350,000	350,000

Net asset value per share	$37.65	$44.16	$30.40

[a]	Securities on loan with values of $4,195,054, $8,772,601 and $739,752, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2011

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$752,698	$653,155	$14,478,063
Interest from affiliated issuers (Note 2)	24	10	410
Securities lending income from affiliated issuers (Note 2)	4,145	108	54,125

Total investment income	756,867	653,273	14,532,598

EXPENSES
Investment advisory fees (Note 2)	117,726	46,620	1,699,055

Total expenses	117,726	46,620	1,699,055

Net investment income	639,141	606,653	12,833,543

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(732,329)	(496,491)	(6,585,954)
In-kind redemptions	748,189	–	5,506,081
Foreign currency transactions	11,373	(2,387)	105,130

Net realized gain (loss)	27,233	(498,878)	(974,743)

Net change in unrealized appreciation/depreciation on:
Investments	2,426,105	3,662,957	55,854,882
Translation of assets and liabilities in foreign currencies	1,914	3,021	41,832

Net change in unrealized appreciation/depreciation	2,428,019	3,665,978	55,896,714

Net realized and unrealized gain	2,455,252	3,167,100	54,921,971

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,094,393	$3,773,753	$67,755,514

[a]	Net of foreign withholding tax of $30,819, $46,907 and $881,126, respectively.

See notes to financial statements.

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2011

	iShares FTSE EPRA/NAREIT North America Index Fund	iShares FTSE NAREIT Industrial/Office Capped Index Fund	iShares FTSE NAREIT Mortgage Plus Capped Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$281,719	$249,184	$8,875,626
Dividends from affiliated issuers (Note 2)	–	–	44,668
Interest from affiliated issuers (Note 2)	18	14	141
Securities lending income from affiliated issuers (Note 2)	1,765	517	42,052

Total investment income	283,502	249,715	8,962,487

EXPENSES
Investment advisory fees (Note 2)	46,938	49,168	427,492

Total expenses	46,938	49,168	427,492

Net investment income	236,564	200,547	8,534,995

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(303,113)	(20,165)	(2,422,619)
Investments in affiliated issuers (Note 2)	–	–	(45,267)
In-kind redemptions	830,254	463,769	422,860
Foreign currency transactions	379	–	–

Net realized gain (loss)	527,520	443,604	(2,045,026)

Net change in unrealized appreciation/depreciation on:
Investments	1,466,740	1,322,834	3,521,901
Translation of assets and liabilities in foreign currencies	136	–	–

Net change in unrealized appreciation/depreciation	1,466,876	1,322,834	3,521,901

Net realized and unrealized gain	1,994,396	1,766,438	1,476,875

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,230,960	$1,966,985	$10,011,870

[a]	Net of foreign withholding tax of $8,011, $ – and $ –, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2011

	iShares FTSE NAREIT Real Estate 50 Index Fund	iShares FTSE NAREIT Residential Plus Capped Index Fund	iShares FTSE NAREIT Retail Capped Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$1,534,601	$1,954,389	$300,537
Interest from affiliated issuers (Note 2)	64	81	13
Securities lending income from affiliated issuers (Note 2)	12,605	10,911	4,256

Total investment income	1,547,270	1,965,381	304,806

EXPENSES
Investment advisory fees (Note 2)	219,867	305,844	50,495

Total expenses	219,867	305,844	50,495

Net investment income	1,327,403	1,659,537	254,311

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(2,258,027)	(31,632)	(34,764)
In-kind redemptions	3,895,399	6,741,076	1,214,422

Net realized gain	1,637,372	6,709,444	1,179,658

Net change in unrealized appreciation/depreciation	7,537,330	8,897,749	500,658

Net realized and unrealized gain	9,174,702	15,607,193	1,680,316

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,502,105	$17,266,730	$1,934,627

See notes to financial statements.

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund		iShares FTSE EPRA/NAREIT Developed Europe Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$639,141	$536,621	$606,653	$201,926
Net realized gain (loss)	27,233	(1,945,938)	(498,878)	(141,956)
Net change in unrealized appreciation/depreciation	2,428,019	7,006,750	3,665,978	1,157,436

Net increase in net assets resulting from operations	3,094,393	5,597,433	3,773,753	1,217,406

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,334,298)	(994,424)	(580,058)	(226,446)

Total distributions to shareholders	(1,334,298)	(994,424)	(580,058)	(226,446)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,058,267	8,460,098	9,649,357	6,974,071
Cost of shares redeemed	(3,015,123)	–	–	(2,922,433)

Net increase in net assets from capital share transactions	3,043,144	8,460,098	9,649,357	4,051,638

INCREASE IN NET ASSETS	4,803,239	13,063,107	12,843,052	5,042,598

NET ASSETS
Beginning of year	23,375,141	10,312,034	8,199,045	3,156,447

End of year	$28,178,380	$23,375,141	$21,042,097	$8,199,045

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(851,933)	$(462,425)	$26,281	$(2,342)

SHARES ISSUED AND REDEEMED
Shares sold	200,000	300,000	300,000	250,000
Shares redeemed	(100,000)	–	–	(100,000)

Net increase in shares outstanding	100,000	300,000	300,000	150,000

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund		iShares FTSE EPRA/NAREIT North America Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$12,833,543	$9,019,003	$236,564	$171,701
Net realized gain (loss)	(974,743)	(5,459,678)	527,520	(431,268)
Net change in unrealized appreciation/depreciation	55,896,714	90,517,147	1,466,876	3,038,254

Net increase in net assets resulting from operations	67,755,514	94,076,472	2,230,960	2,778,687

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(23,068,337)	(20,932,492)	(319,431)	(191,306)
Return of capital	–	–	–	(6,105)

Total distributions to shareholders	(23,068,337)	(20,932,492)	(319,431)	(197,411)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	59,460,593	90,322,643	6,002,912	2,693,140
Cost of shares redeemed	(12,449,831)	(32,793,953)	(1,947,655)	–

Net increase in net assets from capital share transactions	47,010,762	57,528,690	4,055,257	2,693,140

INCREASE IN NET ASSETS	91,697,939	130,672,670	5,966,786	5,274,416

NET ASSETS
Beginning of year	325,415,420	194,742,750	7,552,504	2,278,088

End of year	$417,113,359	$325,415,420	$13,519,290	$7,552,504

Distributions in excess of net investment income included in net assetsat end of year	$(18,033,832)	$(9,517,426)	$(46,429)	$(19,313)

SHARES ISSUED AND REDEEMED
Shares sold	1,900,000	3,200,000	150,000	100,000
Shares redeemed	(400,000)	(1,200,000)	(50,000)	–

Net increase in shares outstanding	1,500,000	2,000,000	100,000	100,000

See notes to financial statements.

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Industrial/Office Capped Index Fund		iShares FTSE NAREIT Mortgage Plus Capped Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$200,547	$242,347	$8,534,995	$4,114,933
Net realized gain (loss)	443,604	(360,956)	(2,045,026)	(192,644)
Net change in unrealized appreciation/depreciation	1,322,834	3,229,332	3,521,901	7,040,826

Net increase in net assets resulting from operations	1,966,985	3,110,723	10,011,870	10,963,115

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(334,370)	(242,347)	(8,599,871)	(3,941,793)
Return of capital	–	(35,681)	–	–

Total distributions to shareholders	(334,370)	(278,028)	(8,599,871)	(3,941,793)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,232,565	8,610,481	101,770,341	21,424,952
Cost of shares redeemed	(2,349,925)	(3,485,403)	(2,150,358)	(665,550)

Net increase in net assets from capital share transactions	2,882,640	5,125,078	99,619,983	20,759,402

INCREASE IN NET ASSETS	4,515,255	7,957,773	101,031,982	27,780,724

NET ASSETS
Beginning of year	10,475,587	2,517,814	58,294,137	30,513,413

End of year	$14,990,842	$10,475,587	$159,326,119	$58,294,137

Undistributed net investment income included in net assets at end of year	$–	$–	$108,264	$173,140

SHARES ISSUED AND REDEEMED
Shares sold	200,000	400,000	6,700,000	1,450,000
Shares redeemed	(100,000)	(150,000)	(150,000)	(50,000)

Net increase in shares outstanding	100,000	250,000	6,550,000	1,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Real Estate 50 Index Fund		iShares FTSE NAREIT Residential Plus Capped Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,327,403	$951,435	$1,659,537	$1,102,395
Net realized gain	1,637,372	2,388,438	6,709,444	1,124,556
Net change in unrealized appreciation/depreciation	7,537,330	8,016,517	8,897,749	14,115,908

Net increase in net assets resulting from operations	10,502,105	11,356,390	17,266,730	16,342,859

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,748,125)	(951,435)	(2,105,220)	(1,102,395)
Return of capital	–	(164,072)	–	(248,451)

Total distributions to shareholders	(1,748,125)	(1,115,507)	(2,105,220)	(1,350,846)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	26,749,335	44,760,012	58,165,509	18,557,348
Cost of shares redeemed	(21,715,054)	(26,356,486)	(14,464,036)	(2,863,972)

Net increase in net assets from capital share transactions	5,034,281	18,403,526	43,701,473	15,693,376

INCREASE IN NET ASSETS	13,788,261	28,644,409	58,862,983	30,685,389

NET ASSETS
Beginning of year	42,685,775	14,041,366	44,912,711	14,227,322

End of year	$56,474,036	$42,685,775	$103,775,694	$44,912,711

SHARES ISSUED AND REDEEMED
Shares sold	800,000	1,650,000	1,500,000	700,000
Shares redeemed	(650,000)	(1,000,000)	(400,000)	(100,000)

Net increase in shares outstanding	150,000	650,000	1,100,000	600,000

See notes to financial statements.

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Retail Capped Index Fund
	Year ended April 30, 2011	Year ended April 30, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$254,311	$154,820
Net realized gain (loss)	1,179,658	(92,400)
Net change in unrealized appreciation/depreciation	500,658	1,934,061

Net increase in net assets resulting from operations	1,934,627	1,996,481

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(361,346)	(154,820)
Return of capital	–	(41,039)

Total distributions to shareholders	(361,346)	(195,859)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,688,747	12,808,793
Cost of shares redeemed	(9,071,791)	(4,785,758)

Net increase (decrease) in net assets from capital share transactions	(2,383,044)	8,023,035

INCREASE (DECREASE) IN NET ASSETS	(809,763)	9,823,657

NET ASSETS
Beginning of year	11,450,937	1,627,280

End of year	$10,641,174	$11,450,937

SHARES ISSUED AND REDEEMED
Shares sold	250,000	600,000
Shares redeemed	(350,000)	(250,000)

Net increase (decrease) in shares outstanding	(100,000)	350,000

See notes to financial statements.

FINANCIAL STATEMENTS	57

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$29.22	$20.62	$43.10	$48.06

Income from investment operations:
Net investment income[b]	0.78	0.85	0.94	0.52
Net realized and unrealized gain (loss)[c]	2.93	9.22	(22.28)	(5.08)

Total from investment operations	3.71	10.07	(21.34)	(4.56)

Less distributions from:
Net investment income	(1.62)	(1.47)	(1.00)	(0.40)
Return of capital	–	–	(0.14)	–

Total distributions	(1.62)	(1.47)	(1.14)	(0.40)

Net asset value, end of period	$31.31	$29.22	$20.62	$43.10

Total return	13.20%	49.34%	(50.04)%	(9.49)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$28,178	$23,375	$10,312	$8,619
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.61%	3.03%	3.81%	2.71%
Portfolio turnover rate[f]	8%	15%	8%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Europe Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$27.33	$21.04	$49.50	$50.03

Income from investment operations:
Net investment income[b]	1.83	0.75	1.48	0.70
Net realized and unrealized gain (loss)[c]	7.78	6.38	(27.96)	(1.06)

Total from investment operations	9.61	7.13	(26.48)	(0.36)

Less distributions from:
Net investment income	(1.87)	(0.84)	(1.98)	(0.17)

Total distributions	(1.87)	(0.84)	(1.98)	(0.17)

Net asset value, end of period	$35.07	$27.33	$21.04	$49.50

Total return	37.23%	34.17%	(54.43)%	(0.71)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$21,042	$8,199	$3,156	$4,950
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	6.25%	2.65%	4.99%	3.10%
Portfolio turnover rate[f]	11%	18%	12%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$28.80	$20.94	$44.91	$48.67

Income from investment operations:
Net investment income[b]	1.08	0.88	1.04	0.64
Net realized and unrealized gain (loss)[c]	4.64	9.02	(23.80)	(4.00)

Total from investment operations	5.72	9.90	(22.76)	(3.36)

Less distributions from:
Net investment income	(1.93)	(2.04)	(1.21)	(0.40)

Total distributions	(1.93)	(2.04)	(1.21)	(0.40)

Net asset value, end of period	$32.59	$28.80	$20.94	$44.91

Total return	20.89%	48.08%	(51.30)%	(6.88)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$417,113	$325,415	$194,743	$22,457
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.63%	3.17%	4.43%	3.19%
Portfolio turnover rate[f]	7%	13%	9%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT North America Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$37.76	$22.78	$49.05	$49.98

Income from investment operations:
Net investment income[b]	0.95	1.04	1.31	0.75
Net realized and unrealized gain (loss)[c]	7.57	15.06	(25.44)	(0.74)

Total from investment operations	8.52	16.10	(24.13)	0.01

Less distributions from:
Net investment income	(1.22)	(1.09)	(1.47)	(0.92)
Return of capital	–	(0.03)	(0.67)	(0.02)

Total distributions	(1.22)	(1.12)	(2.14)	(0.94)

Net asset value, end of period	$45.06	$37.76	$22.78	$49.05

Total return	23.11%	72.16%	(49.99)%	0.08%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$13,519	$7,553	$2,278	$4,905
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.42%	3.45%	4.00%	3.49%
Portfolio turnover rate[f]	12%	14%	16%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Industrial/Office Capped Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$26.19	$16.79	$40.55	$49.84

Income from investment operations:
Net investment income[b]	0.51	0.74	0.90	0.96
Net realized and unrealized gain (loss)[c]	4.15	9.46	(23.48)	(8.11)

Total from investment operations	4.66	10.20	(22.58)	(7.15)

Less distributions from:
Net investment income	(0.87)	(0.70)	(0.80)	(1.22)
Return of capital	–	(0.10)	(0.38)	(0.92)

Total distributions	(0.87)	(0.80)	(1.18)	(2.14)

Net asset value, end of period	$29.98	$26.19	$16.79	$40.55

Total return	18.39%	62.09%	(56.46)%	(14.30)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,991	$10,476	$2,518	$8,110
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	1.96%	3.36%	3.29%	2.20%
Portfolio turnover rate[f]	22%	36%	19%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Mortgage Plus Capped Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$15.34	$12.71	$24.71	$49.89

Income from investment operations:
Net investment income[b]	1.45	1.40	1.95	3.63
Net realized and unrealized gain (loss)[c]	0.07	2.56	(11.46)	(25.31)

Total from investment operations	1.52	3.96	(9.51)	(21.68)

Less distributions from:
Net investment income	(1.47)	(1.33)	(2.49)	(3.35)
Return of capital	–	–	–	(0.15)

Total distributions	(1.47)	(1.33)	(2.49)	(3.50)

Net asset value, end of period	$15.39	$15.34	$12.71	$24.71

Total return	10.56%	32.00%	(40.70)%	(44.66)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$159,326	$58,294	$30,513	$24,714
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	9.58%	9.62%	12.70%	11.22%
Portfolio turnover rate[f]	63%	50%	93%	42%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Real Estate 50 Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$31.62	$20.06	$41.25	$49.56

Income from investment operations:
Net investment income[b]	0.96	0.99	1.12	1.23
Net realized and unrealized gain (loss)[c]	6.27	11.71	(20.44)	(7.71)

Total from investment operations	7.23	12.70	(19.32)	(6.48)

Less distributions from:
Net investment income	(1.20)	(0.97)	(1.25)	(1.26)
Return of capital	–	(0.17)	(0.62)	(0.57)

Total distributions	(1.20)	(1.14)	(1.87)	(1.83)

Net asset value, end of period	$37.65	$31.62	$20.06	$41.25

Total return	23.53%	64.88%	(47.80)%	(13.05)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$56,474	$42,686	$14,041	$18,565
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.90%	3.85%	4.23%	2.91%
Portfolio turnover rate[f]	18%	13%	18%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Residential Plus Capped Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$35.93	$21.89	$43.20	$49.37

Income from investment operations:
Net investment income[b]	1.01	1.03	0.76	0.73
Net realized and unrealized gain (loss)[c]	8.44	14.22	(19.92)	(4.59)

Total from investment operations	9.45	15.25	(19.16)	(3.86)

Less distributions from:
Net investment income	(1.22)	(0.99)	(0.77)	(1.00)
Net realized gain	–	–	–	(0.17)
Return of capital	–	(0.22)	(1.38)	(1.14)

Total distributions	(1.22)	(1.21)	(2.15)	(2.31)

Net asset value, end of period	$44.16	$35.93	$21.89	$43.20

Total return	26.89%	71.40%	(45.55)%	(7.70)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$103,776	$44,913	$14,227	$4,320
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.60%	3.60%	2.64%	1.55%
Portfolio turnover rate[f]	16%	14%	79%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Retail Capped Index Fund
	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$25.45	$16.27	$38.90	$49.54

Income from investment operations:
Net investment income[b]	0.64	0.70	1.21	1.18
Net realized and unrealized gain (loss)[c]	5.24	9.38	(22.36)	(9.10)

Total from investment operations	5.88	10.08	(21.15)	(7.92)

Less distributions from:
Net investment income	(0.93)	(0.71)	(1.21)	(2.19)
Return of capital	–	(0.19)	(0.27)	(0.53)

Total distributions	(0.93)	(0.90)	(1.48)	(2.72)

Net asset value, end of period	$30.40	$25.45	$16.27	$38.90

Total return	23.73%	63.76%	(55.01)%	(15.88)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,641	$11,451	$1,627	$5,835
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.42%	3.37%	4.61%	2.77%
Portfolio turnover rate[f]	28%	39%	22%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares FTSE EPRA/NAREIT Developed Asia, iShares FTSE EPRA/NAREIT Developed Europe, iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S., iShares FTSE EPRA/NAREIT North America, iShares FTSE NAREIT Industrial/Office Capped, iShares FTSE NAREIT Mortgage Plus Capped, iShares FTSE NAREIT Real Estate 50, iShares FTSE NAREIT Residential Plus Capped and iShares FTSE NAREIT Retail Capped Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Certain Funds invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total

FTSE EPRA/NAREIT Developed Asia
Common Stocks	$28,039,579	$–	$80	$28,039,659
Short-Term Investments	1,097,610	–	–	1,097,610

	$29,137,189	$–	$80	$29,137,269

FTSE EPRA/NAREIT Developed Europe
Common Stocks	$20,867,133	$–	$–	$20,867,133
Rights	–	–	673	673
Short-Term Investments	37,943	–	–	37,943

	$20,905,076	$–	$673	$20,905,749

FTSE EPRA/NAREIT Developed Real Estate ex-U.S.
Common Stocks	$414,682,017	$–	$980	$414,682,997
Rights	–	–	3,418	3,418
Short-Term Investments	11,657,804	–	–	11,657,804

	$426,339,821	$–	$4,398	$426,344,219

FTSE EPRA/NAREIT North America
Common Stocks	$13,498,913	$–	$–	$13,498,913
Short-Term Investments	1,232,478	–	–	1,232,478

	$14,731,391	$–	$–	$14,731,391

FTSE NAREIT Industrial/Office Capped
Common Stocks	$14,962,145	$–	$–	$14,962,145
Short-Term Investments	813,161	–	–	813,161

	$15,775,306	$–	$–	$15,775,306

FTSE NAREIT Mortgage Plus Capped
Common Stocks	$159,160,319	$–	$–	$159,160,319
Short-Term Investments	10,515,854	–	–	10,515,854

	$169,676,173	$–	$–	$169,676,173

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total

FTSE NAREIT Real Estate 50
Common Stocks	$56,393,007	$–	$–	$56,393,007
Short-Term Investments	4,471,333	–	–	4,471,333

	$60,864,340	$–	$–	$60,864,340

FTSE NAREIT Residential Plus Capped
Common Stocks	$103,607,176	$–	$–	$103,607,176
Short-Term Investments	9,248,016	–	–	9,248,016

	$112,855,192	$–	$–	$112,855,192

FTSE NAREIT Retail Capped
Common Stocks	$10,619,652	$–	$–	$10,619,652
Short-Term Investments	780,146	–	–	780,146

	$11,399,798	$–	$–	$11,399,798

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

taxes on other corporate events are reflected in Other foreign taxes. Foreign taxes payable as of April 30, 2011, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, generally are declared and paid quarterly by each of the Funds. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2011, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
FTSE EPRA/NAREIT Developed Asia	$618,642	$(1,603,294)	$(3,000,309)	$(3,984,961)
FTSE EPRA/NAREIT Developed Europe	434,116	1,811,093	(1,374,214)	870,995
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	9,421,566	34,848,034	(21,088,991)	23,180,609
FTSE EPRA/NAREIT North America	–	1,877,496	(687,777)	1,189,719
FTSE NAREIT Industrial/Office Capped	–	2,579,747	(1,242,869)	1,336,878
FTSE NAREIT Mortgage Plus Capped	108,264	5,924,566	(22,685,691)	(16,652,861)
FTSE NAREIT Real Estate 50	–	5,795,925	(3,122,805)	2,673,120
FTSE NAREIT Residential Plus Capped	–	23,222,513	(3,934,188)	19,288,325
FTSE NAREIT Retail Capped	–	1,439,222	(1,294,979)	144,243

For the years ended April 30, 2011 and April 30, 2010, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2011.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

From November 1, 2010 to April 30, 2011, certain Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2012, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
FTSE EPRA/NAREIT Developed Asia	$366,119
FTSE EPRA/NAREIT Developed Europe	159,391
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	3,634,487
FTSE EPRA/NAREIT North America	86,252

The Funds had tax basis net capital loss carryforwards as of April 30, 2011, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
FTSE EPRA/NAREIT Developed Asia	$–	$157,999	$1,651,814	$824,377	$2,634,190
FTSE EPRA/NAREIT Developed Europe	–	102,293	616,993	495,537	1,214,823
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	–	743,329	9,938,969	6,772,206	17,454,504
FTSE EPRA/NAREIT North America	–	25,690	385,640	190,195	601,525
FTSE NAREIT Industrial/Office Capped	5,621	10,926	1,226,322	–	1,242,869
FTSE NAREIT Mortgage Plus Capped	332,037	7,063,848	15,084,868	204,938	22,685,691
FTSE NAREIT Real Estate 50	116,136	159,761	2,846,908	–	3,122,805
FTSE NAREIT Residential Plus Capped	–	90,614	3,637,202	206,372	3,934,188
FTSE NAREIT Retail Capped	17,540	62,856	1,184,598	29,985	1,294,979

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after April 30, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Certain Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” These Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Each Fund reclassifies, at the end of its tax year, certain amounts between paid-in capital, accumulated net realized gain (loss) on investments and foreign currency transactions, and accumulated net investment income (loss) as a result of permanent book and tax differences primarily attributed to distributions paid in excess of taxable income, passive foreign investment companies, and realized gains (losses) from foreign currency transactions and in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
FTSE EPRA/NAREIT Developed Asia	$30,741,899	$2,248,081	$(3,852,711)	$(1,604,630)
FTSE EPRA/NAREIT Developed Europe	19,097,360	2,855,693	(1,047,304)	1,808,389
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	391,525,439	83,284,611	(48,465,831)	34,818,780
FTSE EPRA/NAREIT North America	12,853,972	2,421,761	(544,342)	1,877,419
FTSE NAREIT Industrial/Office Capped	13,195,559	2,966,760	(387,013)	2,579,747
FTSE NAREIT Mortgage Plus Capped	163,751,607	11,864,895	(5,940,329)	5,924,566
FTSE NAREIT Real Estate 50	55,068,415	7,882,030	(2,086,105)	5,795,925
FTSE NAREIT Residential Plus Capped	89,632,679	24,198,660	(976,147)	23,222,513
FTSE NAREIT Retail Capped	9,960,576	1,508,895	(69,673)	1,439,222

Management has reviewed the tax positions as of April 30, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.48% based on the average daily net assets of each Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended April 30, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees

FTSE EPRA/NAREIT Developed Asia	$2,228

FTSE EPRA/NAREIT Developed Europe	55

FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	29,019

FTSE EPRA/NAREIT North America	948

iShares Index Fund	Securities Lending Agent Fees

FTSE NAREIT Industrial/Office Capped	$278

FTSE NAREIT Mortgage Plus Capped	22,643

FTSE NAREIT Real Estate 50	6,787

FTSE NAREIT Residential Plus Capped	5,875

FTSE NAREIT Retail Capped	2,292

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in Interest from affiliated issuers in the Statements of Operations.

As of April 30, 2011, The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays PLC (“Barclays”) were the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income	Net Realized Loss

FTSE NAREIT Mortgage Plus Capped
PennyMac Mortgage Investment Trust	30,324	75,636	(31,484)	74,476	$1,364,400	$44,668	$(45,267)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2011 were as follows:

iShares Index Fund	Purchases	Sales
FTSE EPRA/NAREIT Developed Asia	$1,855,091	$2,483,266
FTSE EPRA/NAREIT Developed Europe	1,486,319	1,144,468
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	25,011,488	34,385,359
FTSE EPRA/NAREIT North America	1,228,759	1,165,416
FTSE NAREIT Industrial/Office Capped	2,411,223	2,293,984
FTSE NAREIT Mortgage Plus Capped	58,752,246	57,382,606
FTSE NAREIT Real Estate 50	8,191,168	8,107,855
FTSE NAREIT Residential Plus Capped	10,828,767	10,462,508
FTSE NAREIT Retail Capped	2,958,875	2,960,078

In-kind transactions (see Note 4) for the year ended April 30, 2011 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
FTSE EPRA/NAREIT Developed Asia	$6,018,157	$2,999,518
FTSE EPRA/NAREIT Developed Europe	9,246,635	–
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	58,642,285	12,216,164
FTSE EPRA/NAREIT North America	5,925,883	1,922,220
FTSE NAREIT Industrial/Office Capped	5,008,991	2,236,884
FTSE NAREIT Mortgage Plus Capped	100,713,405	2,111,037

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund	In-kind Purchases	In-kind Sales
FTSE NAREIT Real Estate 50	$26,479,280	$21,533,635
FTSE NAREIT Residential Plus Capped	57,831,459	14,400,152
FTSE NAREIT Retail Capped	6,638,069	8,995,905

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Funds’ administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of April 30, 2011, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of April 30, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	75

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares FTSE EPRA/NAREIT Developed Asia Index Fund, iShares FTSE EPRA/NAREIT Developed Europe Index Fund, iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, iShares FTSE EPRA/NAREIT North America Index Fund, iShares FTSE NAREIT Industrial/Office Capped Index Fund, iShares FTSE NAREIT Mortgage Plus Capped Index Fund, iShares FTSE NAREIT Real Estate 50 Index Fund, iShares FTSE NAREIT Residential Plus Capped Index Fund and iShares FTSE NAREIT Retail Capped Index Fund, each a Fund of the iShares Trust (the “Funds”), at April 30, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2011

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2011, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
FTSE EPRA/NAREIT Developed Asia	$783,517	$25,668
FTSE EPRA/NAREIT Developed Europe	700,062	46,653
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	15,359,189	876,747

For corporate shareholders, 3.81% of the income dividends paid by the iShares FTSE NAREIT Mortgage Plus Capped Index Fund during the fiscal year ended April 30, 2011 qualified for the dividends-received deduction.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2011:

iShares Index Fund	Qualified Dividend Income

FTSE EPRA/NAREIT Developed Asia	$56,431

FTSE EPRA/NAREIT Developed Europe	618,948

FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	7,424,684

FTSE EPRA/NAREIT North America	52,595

FTSE NAREIT Industrial/Office Capped	550

iShares Index Fund	Qualified Dividend Income

FTSE NAREIT Mortgage Plus Capped	$986,423

FTSE NAREIT Real Estate 50	39,542

FTSE NAREIT Residential Plus Capped	786

FTSE NAREIT Retail Capped	22,258

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	77

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
FTSE EPRA/NAREIT Developed Asia	$1.44308	$–	$0.17729	$1.62037	89%	–%	11%	100%
FTSE EPRA/NAREIT Developed Europe	1.74363	–	0.12660	1.87023	93	–	7	100
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	1.74892	–	0.18196	1.93088	91	–	9	100
FTSE EPRA/NAREIT North America	1.17593	–	0.03908	1.21501	97	–	3	100
FTSE NAREIT Industrial/Office Capped	0.84760	–	0.01886	0.86646	98	–	2	100
FTSE NAREIT Mortgage Plus Capped	1.46792	–	–	1.46792	100	–	–	100
FTSE NAREIT Real Estate 50	1.18045	–	0.02191	1.20236	98	–	2	100
FTSE NAREIT Residential Plus Capped	1.20960	–	0.01129	1.22089	99	–	1	100
FTSE NAREIT Retail Capped	0.92843	–	–	0.92843	100	–	–	100
Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares FTSE EPRA/NAREIT Developed Asia Index Fund

Period Covered: January 1, 2008 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	13	1.59%
Greater than 4.5% and Less than 5.0%	2	0.24
Greater than 4.0% and Less than 4.5%	9	1.10
Greater than 3.5% and Less than 4.0%	6	0.73
Greater than 3.0% and Less than 3.5%	16	1.96
Greater than 2.5% and Less than 3.0%	11	1.34
Greater than 2.0% and Less than 2.5%	35	4.28
Greater than 1.5% and Less than 2.0%	43	5.26
Greater than 1.0% and Less than 1.5%	97	11.86
Greater than 0.5% and Less than 1.0%	153	18.70
Between 0.5% and –0.5%	260	31.81
Less than –0.5% and Greater than –1.0%	59	7.21
Less than –1.0% and Greater than –1.5%	46	5.62
Less than –1.5% and Greater than –2.0%	22	2.69
Less than –2.0% and Greater than –2.5%	17	2.08
Less than –2.5% and Greater than –3.0%	13	1.59
Less than –3.0% and Greater than –3.5%	6	0.73
Less than –3.5% and Greater than –4.0%	2	0.24
Less than –4.0% and Greater than –4.5%	2	0.24
Less than –4.5% and Greater than –5.0%	2	0.24
Less than –5.0%	4	0.49

	818	100.00%

SUPPLEMENTAL INFORMATION	79

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT Developed Europe Index Fund

Period Covered: January 1, 2008 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	6	0.73%
Greater than 5.0% and Less than 5.5%	1	0.12
Greater than 4.5% and Less than 5.0%	1	0.12
Greater than 4.0% and Less than 4.5%	2	0.24
Greater than 3.5% and Less than 4.0%	3	0.37
Greater than 3.0% and Less than 3.5%	5	0.61
Greater than 2.5% and Less than 3.0%	12	1.47
Greater than 2.0% and Less than 2.5%	16	1.96
Greater than 1.5% and Less than 2.0%	18	2.20
Greater than 1.0% and Less than 1.5%	60	7.33
Greater than 0.5% and Less than 1.0%	152	18.58
Between 0.5% and –0.5%	391	47.81
Less than –0.5% and Greater than –1.0%	82	10.02
Less than –1.0% and Greater than –1.5%	34	4.16
Less than –1.5% and Greater than –2.0%	14	1.71
Less than –2.0% and Greater than –2.5%	8	0.98
Less than –2.5% and Greater than –3.0%	5	0.61
Less than –3.0% and Greater than –3.5%	1	0.12
Less than –3.5% and Greater than –4.0%	3	0.37
Less than –4.0% and Greater than –4.5%	1	0.12
Less than –4.5%	3	0.37

	818	100.00%

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

Period Covered: January 1, 2008 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	0.73%
Greater than 5.5% and Less than 6.0%	1	0.12
Greater than 5.0% and Less than 5.5%	3	0.37
Greater than 4.5% and Less than 5.0%	5	0.61
Greater than 4.0% and Less than 4.5%	4	0.49
Greater than 3.5% and Less than 4.0%	4	0.49
Greater than 3.0% and Less than 3.5%	12	1.47
Greater than 2.5% and Less than 3.0%	12	1.47
Greater than 2.0% and Less than 2.5%	22	2.69
Greater than 1.5% and Less than 2.0%	58	7.09
Greater than 1.0% and Less than 1.5%	93	11.37
Greater than 0.5% and Less than 1.0%	184	22.49
Between 0.5% and –0.5%	276	33.74
Less than –0.5% and Greater than –1.0%	58	7.09
Less than –1.0% and Greater than –1.5%	34	4.16
Less than –1.5% and Greater than –2.0%	17	2.08
Less than –2.0% and Greater than –2.5%	15	1.83
Less than –2.5% and Greater than –3.0%	1	0.12
Less than –3.0% and Greater than –3.5%	3	0.37
Less than –3.5% and Greater than –4.0%	4	0.49
Less than –4.0% and Greater than –4.5%	1	0.12
Less than –4.5% and Greater than –5.0%	3	0.37
Less than –5.0% and Greater than –5.5%	1	0.12
Less than –5.5%	1	0.12

	818	100.00%

SUPPLEMENTAL INFORMATION	81

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT Developed North America Index Fund

Period Covered: January 1, 2008 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	15	1.83%
Greater than 5.0% and Less than 5.5%	3	0.37
Greater than 4.5% and Less than 5.0%	6	0.73
Greater than 4.0% and Less than 4.5%	6	0.73
Greater than 3.5% and Less than 4.0%	8	0.98
Greater than 3.0% and Less than 3.5%	8	0.98
Greater than 2.5% and Less than 3.0%	18	2.20
Greater than 2.0% and Less than 2.5%	28	3.42
Greater than 1.5% and Less than 2.0%	27	3.30
Greater than 1.0% and Less than 1.5%	71	8.68
Greater than 0.5% and Less than 1.0%	151	18.46
Between 0.5% and –0.5%	347	42.43
Less than –0.5% and Greater than –1.0%	40	4.89
Less than –1.0% and Greater than –1.5%	35	4.28
Less than –1.5% and Greater than –2.0%	11	1.34
Less than –2.0% and Greater than –2.5%	12	1.47
Less than –2.5% and Greater than –3.0%	5	0.61
Less than –3.0% and Greater than –3.5%	4	0.49
Less than –3.5% and Greater than –4.0%	2	0.24
Less than –4.0% and Greater than –4.5%	4	0.49
Less than –4.5% and Greater than –5.0%	4	0.49
Less than –5.0%	13	1.59

	818	100.00%

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE NAREIT Industrial/Office Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	10	1.06%
Greater than 2.5% and Less than 3.0%	1	0.11
Greater than 2.0% and Less than 2.5%	3	0.32
Greater than 1.5% and Less than 2.0%	7	0.74
Greater than 1.0% and Less than 1.5%	6	0.63
Greater than 0.5% and Less than 1.0%	29	3.07
Between 0.5% and –0.5%	850	89.94
Less than –0.5% and Greater than –1.0%	27	2.86
Less than –1.0% and Greater than –1.5%	3	0.32
Less than –1.5% and Greater than –2.0%	2	0.21
Less than –2.0%	7	0.74

	945	100.00%

iShares FTSE NAREIT Mortgage Plus Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	6	0.63%
Greater than 2.5% and Less than 3.0%	1	0.11
Greater than 2.0% and Less than 2.5%	2	0.21
Greater than 1.5% and Less than 2.0%	5	0.53
Greater than 1.0% and Less than 1.5%	12	1.27
Greater than 0.5% and Less than 1.0%	27	2.86
Between 0.5% and –0.5%	860	91.01
Less than –0.5% and Greater than –1.0%	23	2.43
Less than –1.0% and Greater than –1.5%	4	0.42
Less than –1.5% and Greater than –2.0%	3	0.32
Less than –2.0%	2	0.21

	945	100.00%

SUPPLEMENTAL INFORMATION	83

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE NAREIT Real Estate 50 Index Fund

Period Covered: July 1, 2007 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	5	0.53%
Greater than 2.5% and Less than 3.0%	2	0.21
Greater than 2.0% and Less than 2.5%	2	0.21
Greater than 1.5% and Less than 2.0%	1	0.11
Greater than 1.0% and Less than 1.5%	8	0.85
Greater than 0.5% and Less than 1.0%	20	2.12
Between 0.5% and –0.5%	887	93.86
Less than –0.5% and Greater than –1.0%	11	1.16
Less than –1.0% and Greater than –1.5%	5	0.53
Less than –1.5%	4	0.42

	945	100.00%

iShares FTSE NAREIT Residential Plus Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	7	0.74%
Greater than 2.5% and Less than 3.0%	3	0.32
Greater than 2.0% and Less than 2.5%	3	0.32
Greater than 1.5% and Less than 2.0%	5	0.53
Greater than 1.0% and Less than 1.5%	5	0.53
Greater than 0.5% and Less than 1.0%	35	3.70
Between 0.5% and –0.5%	851	90.04
Less than –0.5% and Greater than –1.0%	22	2.33
Less than –1.0% and Greater than –1.5%	5	0.53
Less than –1.5% and Greater than –2.0%	1	0.11
Less than –2.0%	8	0.85

	945	100.00%

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE NAREIT Retail Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	7	0.74%
Greater than 5.0% and Less than 5.5%	1	0.11
Greater than 4.5% and Less than 5.0%	2	0.21
Greater than 4.0% and Less than 4.5%	2	0.21
Greater than 3.5% and Less than 4.0%	3	0.32
Greater than 3.0% and Less than 3.5%	2	0.21
Greater than 2.5% and Less than 3.0%	3	0.32
Greater than 2.0% and Less than 2.5%	2	0.21
Greater than 1.5% and Less than 2.0%	1	0.11
Greater than 1.0% and Less than 1.5%	11	1.16
Greater than 0.5% and Less than 1.0%	15	1.59
Between 0.5% and –0.5%	859	90.89
Less than –0.5% and Greater than –1.0%	19	2.01
Less than –1.0% and Greater than –1.5%	8	0.85
Less than –1.5% and Greater than –2.0%	3	0.32
Less than –2.0%	7	0.74

	945	100.00%

SUPPLEMENTAL INFORMATION	85

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 220 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

a	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
b	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	87

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (46)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

TRUSTEE AND OFFICER INFORMATION	89

Notes:

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), or National Association of Real Estate Investment Trusts (“NAREIT”), nor do these companies make any representation regarding the advisability of investing in the iShares Funds. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-45-0411

Item 2.	Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on June 15, 2010 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended April 30, 2011, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in Items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-eight series of the Registrant for which the fiscal year-end is April 30, 2011 (the “Funds”) and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $638,629 for the fiscal year ended April 30, 2010 and $649,126 for the fiscal year ended April 30, 2011.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2010 and April 30, 2011 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $147,345 for the fiscal year ended April 30, 2010 and $170,140 for the fiscal year ended April 30, 2011.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended April 30, 2010 and April 30, 2011 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2011 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, to the Registrant’s investment adviser and to any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $4,403,962 for the fiscal year ended April 30, 2010 and $1,887,281 for the fiscal year ended April 30, 2011.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Charles A. Hurty, John E. Kerrigan and Robert H. Silver.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: June 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: June 20, 2011

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date: June 20, 2011